As filed with the U.S. Securities and Exchange Commission on July 8, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23024

Pacer Funds Trust

(Exact name of registrant as specified in charter)

500 Chesterfield Parkway

Malvern, PA 19355
(Address of principal executive offices) (Zip code)

Joe M. Thomson, President

500 Chesterfield Parkway

Malvern, PA 19355
(Name and address of agent for service)

610-644-8100

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: May 1, 2021 to April 30, 2022

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

April 30, 2022

Fund	Ticker
Pacer Trendpilot® US Large Cap ETF	*Ticker: PTLC*
Pacer Trendpilot® US Mid Cap ETF	*Ticker: PTMC*
Pacer Trendpilot® 100 ETF	*Ticker: PTNQ*
Pacer Trendpilot® European Index ETF	*Ticker: PTEU*
Pacer Trendpilot® International ETF	*Ticker: PTIN*
Pacer Trendpilot® US Bond ETF	*Ticker: PTBD*
Pacer Trendpilot® Fund of Funds ETF	*Ticker: TRND*
Pacer Global Cash Cows Dividend ETF	*Ticker: GCOW*
Pacer US Cash Cows 100 ETF	*Ticker: COWZ*
Pacer US Small Cap Cash Cows 100 ETF	*Ticker: CALF*
Pacer Developed Markets International Cash Cows 100 ETF	*Ticker: ICOW*
Pacer US Cash Cows Growth ETF	*Ticker: BUL*
Pacer Emerging Markets Cash Cows 100 ETF	*Ticker: ECOW*
Pacer Cash Cows Fund of Funds ETF	*Ticker: HERD*
Pacer WealthShield ETF	*Ticker: PWS*
Pacer Benchmark Industrial Real Estate SCTR℠ ETF	*Ticker: INDS*
Pacer Benchmark Data & Infrastructure Real Estate SCTR℠ ETF	*Ticker: SRVR*
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	*Ticker: SZNE*
Pacer CSOP FTSE China A50 ETF	*Ticker: AFTY*
Pacer BioThreat Strategy ETF	*Ticker: VIRS*
Pacer Lunt Large Cap Alternator ETF	*Ticker: ALTL*
Pacer Lunt Midcap Multi-Factor Alternator ETF	*Ticker: PAMC*
Pacer Lunt Large Cap Multi-Factor Alternator ETF	*Ticker: PALC*
Pacer US Export Leaders ETF	*Ticker: PEXL*
Pacer Pacific Asset Floating Rate High Income ETF	*Ticker: FLRT*
Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF	*Ticker: TRPL*
Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF	*Ticker: QDPL*

PACER ETFs

877-337-0500 ▪ www.paceretfs.com

Pacer Funds

Pacer Funds

Dear Shareholder,

The highs and lows of the economy and stock market over the past year have been many. The final months of 2021 were promising as the availability of vaccines and boosters allowed many businesses to reopen, mask mandates to lift and life to start to get back to normal after the challenges of a nearly two year worldwide pandemic. The stock market had a solid performance in 2021 with the S&P 500 returning 26.9% and Nasdaq Composite gaining 21.4%.

During this time, Pacer experienced notable growth across its existing exchange traded funds ending the year at a company milestone of $10.2 billion in assets under management (AUM), a 76% increase from December 31, 2020. Pacer added 12 new funds through new launches and acquisitions such as the Pacer Swan SOS Series, the Pacer Metaurus US Large Cap Dividend Multiplier 300 Fund, Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF and the Pacer Pacific Asset Floating Rate High Income ETF. To enable Pacer’s growth, the firm added 46 employees in 2021 along with a third distribution channel to reach more financial advisors.

Unfortunately, the early months of 2022 have brought extreme volatility due to geopolitical concerns, rising interest rates and high inflation. These concerns have led the stock market to take a negative turn with the S&P 500 currently in bear market territory. In spite of these things, the company has continued to grow its assets under management to $13.3 billion (as of April 29, 2022) with the Pacer Cash Cows ETF Series leading the way.

The Cash Cows Series, launched in 2016, is now Pacer’s largest fund family with assets of $5.85 billion (as of April 29, 2022). It has surpassed the previous largest, Pacer’s Trendpilot Series, by approximately $1.7 billion as the fund series continues to deliver on its objective of investing in companies with high free-cash-flow yield. We credit this momentum to the Pacer wholesaler model of working closely with financial advisors to support their business and portfolio construction. This growth can also be attributed to a transition from growth stocks to value stocks. What separates Pacer’s Cash Cows series from other value-oriented strategies is the firm’s approach to measuring free-cash-flow relative to a company’s enterprise value. Incorporating enterprise value looks at the true value of a company, including its debt, which is not captured by price/book the traditional metric for measuring value.

Since our inception nearly seven years ago, our goal has been to design innovative products to help investors and financial advisors reach their investment goals. We thank our investors, financial advisors, and our partners for continuing to entrust your assets with us.

Joe M. Thomson
Chairman, Pacer Funds Trust

Pacer Funds

The second half of the 2021-year finished very strong. The S&P 500 gained 26.9%, the Dow Jones Industrial Average gained 18.7%, and the Nasdaq Composite gained 21.4% for 2021. The unemployment rate was also very low at a rate of 3.9%. The covid pandemic still raged on, with variants like delta and omicron leading to case outbreaks throughout the year, but it was not enough to slow the equity markets. The stock market also got some help from the Federal Reserve, which kept its short-term interest rate at .05%. This helped keep borrowing costs for companies low and stock valuations high. It was a different look in the bond market. Bonds ended the year lower with The Bloomberg Barclays Aggregate Composite falling 1.77%. Despite the growth in the economy one concern that made its presence was inflation. The annual inflation rate for the United States at the end of the year was 7.0% for the 12 months ended December 2021 and it foreshadowed what a new year would bring to the markets.

The start of 2022 did not fare well for most of the stock market. The first half of the year started with a storm of events; from political turmoil around the presidential election, a war in Europe between Russia and Ukraine, to the Federal Reserve (Fed) stepping in to control the inflation rate. The S&P 500, the Dow Jones Industrial Average, and the Nasdaq Composite have year to date returns of -13.79%, -9.86%, and -22.09% respectively as of April 30, 2022. The biggest factors affecting the market right now are the current inflation rate and the Fed decision on short-term interest rates. We’ve seen inflation rise this year to 8.26% for the month of April. In an anticipated move, the Federal Reserve raised interest rates by a half percentage point, in an attempt to curb inflation. This had a rippling effect on equities and a direct effect on the bond market which saw its prices drop due to the increase in interest rates. The Barclays Aggregate U.S. Bond Index has fallen about 10% since the beginning of the year. It appears that the Fed might not be done raising interest rates. In recent statements Federal Reserve Chairman, Jerome Powell, expressed his support for raising interest rates again to combat inflation.

Pacer Funds

The Pacer Trendpilot™ Series

The Pacer Trendpilot series is based on a trend following strategy that alternates exposure between a Benchmark Index and 3-Month US T-Bills using three indicators. It is designed to participate in the market when it is trending up, maintain some exposure during short term market declines and exit the market when it is trending down. The period referenced in this section for all Trendpilot Funds is for the fiscal year end of April 30, 2022.

Pacer Trendpilot® US Large Cap ETF

The Pacer Trendpilot® US Large Cap ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot® US Large Cap Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P 500 Index, (ii) 50% to the S&P 500 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P 500 Total Return Index and its 200-business day historical simple moving average.

The S&P 500 Total Return Index is a total return version of the S&P 500 Index and reflects the reinvestment of dividends paid by the securities in the S&P 500 Index. The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization.

The Fund

As of the fiscal year end, the Fund had a NAV total return of 3.48%. The Index had a total return of 4.19%. The S&P 500 Index had a total return of 0.21%.

During the fiscal year, the top three sectors for contribution to performance were Energy at 1.29%, Health Care at 0.96%, and Consumer Staples at 0.82%. The three sectors with the lowest contribution to performance were Industrials at -0.43%, Consumer Discretionary at -1.20%, and Communication Services at -2.00%. Sector performance numbers reflect their total return during the period.

The Fund had the following exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTLC EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
February 25, 2022	50/50	0.30%
March 25, 2022	Equity	0.47%
April 19 ,2022	50/50	0.79%
April 28, 2022	T-Bills	0.82%

Pacer Trendpilot® US Mid Cap ETF

The Pacer Trendpilot® US Mid Cap ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot US Mid Cap Trendpilot Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P MidCap 400 Index, (ii) 50% to the S&P MidCap 400 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P MidCap 400 Total Return Index and its 200-business day historical simple moving average.

The S&P MidCap 400 Total Return Index is a total return version of the S&P MidCap 400 Index and reflects the reinvestment of dividends paid by the securities in the S&P MidCap 400 Index. The S&P Midcap 400 measures the performance of mid-capitalization stocks in the United States.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -2.98%. The Index had a total return of -2.63%. The S&P MidCap 400 Index had a total return of -7.03%.

Pacer Funds

During the fiscal year, the top three sectors for contribution to performance were Financials at 0.30%, Energy at 0.27%, and Real Estate at 0.18%. The three sectors with the lowest contribution to performance were Industrials at -0.72%, Health Care at -0.89%, and Consumer Discretionary at -1.20%. Sector performance numbers reflect their total return during the period.

The Fund had the following exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTMC EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
January 26, 2022	T-Bills	0.19%

Pacer Trendpilot® 100 ETF

The Pacer Trendpilot® 100 ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer NASDAQ-100 Trendpilot™ Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the Nasdaq-100 Index, (ii) 50% to the Nasdaq-100 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Nasdaq-100 Total Return Index and its 200-business day historical simple moving average.

The Nasdaq-100 Total Return Index is a total return version of the Nasdaq-100 Index and reflects the reinvestment of dividends paid by the securities in the Nasdaq-100 Index. The Nasdaq-100 Index includes approximately 100 of the largest non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Nasdaq-100 Index comprises securities of companies across major industry groups, including computer, biotechnology, healthcare, telecommunications and transportation. However, it does not contain securities of financial companies, including investment companies. The Nasdaq-100 Index was developed by Nasdaq OMX. There is no minimum market capitalization requirement for inclusion in the Nasdaq-100 Index. Inclusion is determined based on the top 100 largest issuers based on market capitalization meeting all other eligibility requirements.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -3.38%. The Index had a total return of -2.77%. The NASDAQ-100 Index had a total return of -6.61%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology at 1.04%, Consumer Staples at 0.33%, and Utilities at 0.09%. The three sectors with the lowest contribution to performance were Industrials at -0.06%, Consumer Discretionary at -1.20%, and Communication Services at -1.55%. Sector performance numbers reflect their total return during the period.

The Fund had the following exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTNQ EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
March 14, 2022	T-Bills	0.38%

Pacer Trendpilot® European Index ETF

The Pacer Trendpilot® European Index ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot European Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the FTSE Eurozone Index, (ii) 50% to the FTSE Eurozone Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the FTSE Eurozone Total Return Index and its 200-business day historical simple moving average.

The FTSE Eurozone Index is a rules-based, float-adjusted, market capitalization weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in the euro zone, including primarily France, Germany, Spain, the Netherlands and Italy. The FTSE Eurozone Index is a subset of the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The FTSE Eurozone Total Return Index is a total return version of the FTSE Eurozone Index and reflects the reinvestment of dividend paid by the securities in the FTSE Eurozone Index.

Pacer Funds

The Fund

As of the fiscal year end, the Fund had a NAV total return of -6.47%. The Index had a total return of -5.59%. The FTSE Eurozone Index (USD) had a total return of -13.51%.

During the fiscal year, the top three sectors for contribution to performance were Energy at 0.47%, Telecommunication Services at 0.06%, and Financials at -0.16%. The three sectors with the lowest contribution to performance were Industrials at -1.29%, Information Technology at -1.36%, and Consumer Discretionary at -2.31%. Sector performance numbers reflect their total return during the period.

The Fund had the following exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTEU EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
February 18, 2022	50/50	0.32%
March 2, 2022	T-Bills	0.32%

Pacer Trendpilot® International ETF

The Pacer Trendpilot® International ETF is an exchange traded fund (the “Fund”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot International Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P Developed Ex-U.S. LargeCap Index, (ii) 50% to the S&P Developed Ex-U.S. LargeCap Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P Developed Ex-U.S. LargeCap Index and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for the S&P Developed Ex-U.S. LargeCap Index is based on the total return version of the S&P Developed Ex-U.S. LargeCap Local Currency Index and reflects the reinvestment of dividends paid by the securities in the S&P Developed Ex-U.S. LargeCap Index. The Index is expected to be predominantly invested in the components of the S&P Developed Ex-U.S. LargeCap Index over most short- and long-term periods and is only expected to invest in 3-Month US Treasury bills from time to time in response to adverse market conditions as defined by the “50/50 Indicator” and “T-Bill Indicator” below.

The S&P Developed Ex-U.S. LargeCap Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large-capitalization stocks providing coverage of the developed markets excluding the United States. The S&P Developed Ex-U.S. LargeCap Index is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -11.46%. The Index had a total return of -11.25%. The S&P Developed Ex-US Large Cap Index had a total return of -6.82%.

During the fiscal year, the top three sectors for contribution to performance were Energy at 1.21%, Materials at -0.05%, and Real Estate at -0.17%. The three sectors with the lowest contribution to performance were Industrials -1.47%, Consumer Discretionary at -1.54%, and Financials at -2.03%. Sector performance numbers reflect their total return during the period.

The Fund had the following exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTIN EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
January 31, 2022	50/50	0.18%
February 8, 2022	Equity	0.26%
February 28, 2022	50/50	0.29%
March 8, 2022	T-Bills	0.34%
April 5, 2022	Equity	0.62%
April 13, 2022	50/50	0.74%
April 28, 2022	T-Bills	0.82%

Pacer Funds

Pacer Trendpilot® US Bond ETF

The Pacer Trendpilot US Bond ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot US Bond Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the S&P U.S. High Yield Corporate Bond Index, (ii) 50% to the S&P U.S. High Yield Corporate Bond Index and 50% to the S&P U.S. Treasury Bond 7-10 Year Index or (iii) 100% to S&P U.S. Treasury Bond 7-10 Year Index, depending on the Risk Ratio.

The S&P U.S. High Yield Corporate Bond Index is designed to track the performance of U.S. dollar-denominated, high-yield corporate bonds issued in the U.S. The S&P U.S. Treasury Bond 7-10 Year Index is designed to measure the performance of U.S. Treasury bonds maturing in 7 to 10 years. The Index uses a “Risk Ratio” to signal a change in the position of the Index. The Risk Ratio is calculated by dividing the value of the S&P U.S. High Yield Corporate Bond Index by the value of the S&P U.S. Treasury Bond 7-10 Year Index.

The Index, and consequently the Fund, may stay in any of its three possible positions for an extended period of time. As described below, the Index will change its position based on the following indicators, and each change will become effective by the close of business on the sixth business day after the indicator for the change is triggered. The Index will be in a new position effective on the seventh business day.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -12.54%. The Index had a total return of -8.90%. The S&P US High Yield Corporate Bond Index had a total return of -5.20%.

PTBD had three exposure changes initiated on September 9, 2021, December 15, 2021, and March 25, 2022, resulting in exposure 100% High Yield Bonds, and 10-Year yields at the time were 1.34%, 1.46%, and 2.47%, respectively. When PTBD had three exposure changes to T-Bills on August 10, 2021, December 6, 2021, and February 28, 2022, 10- Yields during those changes were 1.35%, 1.43%, 1.83%, respectively. PTBD saw one exposure to 50/50 at a 10-Year Yield of 1.28%.

The Fund had the following exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTBD EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 10-Year Yield
July 23, 2021	50/50	1.28%
August 10, 2021	T-Bills	1.35%
September 9, 2021	High Yield	1.34%
December 6, 2021	T-Bills	1.43%
December 15, 2021	High Yield	1.46%
February 28, 2022	T-Bills	1.83%
March 25, 2022	High Yield	2.47%

Pacer Trendpilot® Fund of Funds ETF

The Pacer Trendpilot Fund of Funds ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot Fund of Funds Index (the “Index” or the “Fund of Funds Index”).

The Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”). Each Trendpilot Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Equity Component” specified in the table below, (ii) 50% to the applicable Equity Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Equity Component and its 200- business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Equity Component is based on the total return version of such Equity Component and reflects the reinvestment of dividends paid by the securities in such Equity Component.

Weight	Trendpilot ETF	Trendpilot Index	Equity Universe
20%	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot US Large Cap Index S	S&P 500® Index

Pacer Funds

Weight	Trendpilot ETF	Trendpilot Index	Equity Universe
20%	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot US Mid Cap Index	S&P MidCap 400® Index
20%	Pacer Trendpilot® 100 ETF	Pacer NASDAQ-100 Trendpilot Index	NASDAQ-100® Index
20%	Pacer Trendpilot® International ETF	Pacer Trendpilot International Index	S&P Developed Ex-U.S. LargeCap Index
20%	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot US Bond Index	S&P U.S. High Yield Corporate Bond Index

The Fund

The Fund had a NAV total return of -5.87%. The Index had a return of -4.38%. The S&P Global 1200 Index had a total return of -3.10%.

The Pacer Cash Cows Index® ETF Series

The Pacer Cash Cows ETFs aim to provide capital appreciation over time by screening broad based indexes to identify quality companies with high free cash flow yield. The period referenced in this section for all Cash Cows Funds is for the fiscal year end of April 30, 2022.

Pacer Global Cash Cows Dividend ETF

The Pacer Global Cash Cows Dividend ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer Global Cash Cows Dividend Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to global companies with high dividend yield backed by a high free cash flow yield. The initial index universe is derived from the component companies of the FTSE Developed Large Cap Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The 300 companies with the highest free cash flow yield are then ranked by their dividend yield. The equity securities of the 100 companies with the highest dividend yield are included in the Index.

The FTSE Developed Large-Cap Index is a market-capitalization weighted index representing the performance of large-cap stocks in developed markets. The FTSE Developed Large-Cap Total Return Index is a total return version of the FTSE Developed Large-Cap Index and reflects the reinvestment of dividends paid by the securities in the FTSE Developed Large-Cap Index.

The Fund

The Fund had a NAV total return of 10.22%. The Index had a total return of 11.59%. The FTSE Developed Large-Cap Index had a total return of -3.35%.

During the fiscal year, the top three sectors for contribution to performance were Energy at 34.60%, Health Care at 19.53%, and Information Technology at 11.11%. The three sectors with the lowest contribution to performance were Real Estate at -12.63%, Consumer Discretionary at -5.68%, and Utilities at -5.32%. Sector performance numbers reflect their total return during the period.

Pacer US Cash Cows 100 ETF

The Pacer US Cash Cows 100 ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer US Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization U.S. companies with high free cash flow yields. The initial index universe is derived from the component companies of the Russell 1000 Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The Russell 1000 Index is a market-capitalization weighted index representing the top 1,000 large-cap stocks in the Russell 3000 Index. The Russell 1000 Total Return Index is a total return version of the Russell 1000 Index that reflects the reinvestment of dividends paid by the securities in the Russell 1000 Index.

Pacer Funds

The Fund

The Fund had a NAV total return of 16.08%. The Index had a total return of 16.76%. The Russell 1000 Index had a total return of -2.10%.

During the fiscal year, the top three sectors for contribution to performance were Energy at 114.65%, Consumer Staples at 52.89%, and Health Care at 27.33%. The three sectors with the lowest contribution to performance were Industrials at -11.02%, Information Technology at -10.70%, and Communication Services at -10.47%. Sector performance numbers reflect their total return during the period.

Pacer US Small Cap Cash Cows 100 ETF

The Pacer US Small Cap Cash Cows 100 ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer US Small Cap Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to small-capitalization U.S. companies with high free cash flow yields. The initial index universe is derived from the component companies of the S&P Small Cap 600 Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The S&P SmallCap 600 Index measures the performance of 600 small sized companies in the US equity market, with market capitalization ranging from $450 million to $2.1 billion USD. The Index does not overlap holdings with the S&P 500 or S&P MidCap 400.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -6.57%. The Index had a total return of -5.91%. The S&P 600 Index had a total return of -8.54%.

During the fiscal year, the top three sectors for contribution to performance were Energy at 44.56%, Materials at 28.43%, and Industrials at 8.00%. The three sectors with the lowest contribution to performance were Communication Services at -55.61%, Real Estate at -29.03%, and Health Care at -16.80%. Sector performance numbers reflect their total return during the period.

Pacer Developed Markets International Cash Cows 100 ETF

The Pacer Developed Markets International Cash Cows 100 ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer Developed Markets International Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization non-U.S. companies in developed markets with high free cash flow yields. The initial index universe is derived from the component companies of the FTSE Developed ex US Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts and companies with a market capitalization of less than $3 billion are excluded from the Index universe. The remaining companies are ranked by their average daily trading value (“ADTV”) for the prior three months. The 500 companies with the highest ADTV are then ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The FTSE Developed ex-US Index is comprised of Large (85%) and Mid (15%) cap stocks providing coverage of Developed markets (24 countries) excluding the US. The Index is derived from the FTSE Global Equity Index Series, which covers over 99% of the world’s investable market capitalization.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -4.48%. The Index had a total return of -3.22%. The FTSE Developed ex-US Index had a total return of -7.93%.

During the fiscal year, the top three sectors for contribution to performance were Energy at 40.54%, Consumer Staples 11.62%, and Communication Services at 10.80%. The three sectors with the lowest contribution to performance were Utilities at -40.99%, Consumer Discretionary at -21.66%, and Information Technology at -19.92%. Sector performance numbers reflect their total return during the period.

Pacer Funds

Pacer Emerging Markets Cash Cows 100 ETF

The Pacer Emerging Markets Cash Cows 100 ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer Emerging Markets Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization companies in emerging markets with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”. The initial index universe is derived from the component companies of the FTSE Emerging Markets Index. The Fund defines emerging markets countries as those countries included in the FTSE Emerging Markets Index. As of April 2022, the Index had significant exposure to companies in Hong Kong, Brazil, Taiwan, and South Africa. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), companies with a market capitalization of less than $2 billion, and companies whose average daily trading value (“ADTV”) for the prior 90 days does not exceed $5 million are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield (the “Top 100 Companies”) are included in the Index, subject to the exceptions described below. At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their trailing twelve-month free cash flow, and weightings are capped at 2% of the weight of the Index for any individual company. Additionally, the Index is limited to a maximum of twenty companies from any individual country and any sector. As of April 2022, the Index had significant exposure to companies in the materials, energy and industrials sectors. If the Top 100 Companies include more than 20 companies from an individual country or sector (the “Exposure Limit”), the Index will exclude the companies with the lowest free cash flow yield from each country and/or sector needed to meet the Exposure Limit and will include companies outside the Top 100 Companies based on their free cash flow yield until the Index includes 100 companies and satisfies the Exposure Limit. As of April 30, 2022, the companies included in the Index had a market capitalization of $625 million to $93.5 billion. The Index is reconstituted and rebalanced semi-annually as of the close of business on the 3rd Friday of June and December based on data as of the 1st Friday of the applicable rebalance month.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -10.67%. The Index had a total return of -8.68%. The FTSE Emerging Market Index had a total return of -15.07%.

During the fiscal year, the top three sectors for contribution to performance were Telecommunication Services at 56.51%, Communication Services at 27.46%, and Energy at 13.76%. The three sectors with the lowest contribution to performance were Health Care at -56.16%, Information Technology at -29.70%, and Financials at -22.99%. Sector performance numbers reflect their total return during the period.

Pacer US Cash Cows Growth ETF

The Pacer US Cash Cows Growth ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer US Cash Cows Growth Index (the “Index”).

The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Index uses an objective, rules-based methodology to provide exposure to mid- and large-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”. The initial Index universe is derived from the component companies of the S&P 900® Pure Growth Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 50 companies with the highest free cash flow yield are included in the Index. As of April 2022, the Index had significant exposure to companies in the information technology, consumer discretionary and health care. At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their current market capitalization, and weightings are capped at 5% of the weight of the Index for any individual company. Weight above the 5% limitation is redistributed among the other Index constituents in proportion to their weights. As of April 30, 2022, the Index had a market capitalization range of $3.78 billion to $55.48 billion. The Index is reconstituted and rebalanced quarterly as of the close of business on the 3nd Friday of March, June, September, and December based on data as of the 2nd Friday of the applicable rebalance month.

Pacer Funds

The Fund

As of the fiscal year end, the Fund had a NAV total return of -1.98%. The Index had a total return of -1.78%. The S&P 900 Pure Growth Index had a total return of -12.41%.

During the fiscal year, the top three sectors for contribution to performance were Energy at 56.32%, Financials at 38.90%, and Materials 23.18%. The three sectors with the lowest contribution to performance were Communication Services at -32.69%, Consumer Discretionary at -14.70%, and Health Care at -12.08%. Sector performance numbers reflect their total return during the period.

Pacer Cash Cows Fund of Funds ETF

The Pacer Cash Cows Fund of Funds ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Cash Cows Fund of Funds Index (the “Index” or the “Fund of Funds Index”).

The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 Index	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows Index	S&P Small Cap 600® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index

The Fund

As of the fiscal year end, the Fund had a NAV total return of 2.29%. The Index had a total return of 3.12%. The FTSE All-World Developed Index had a total return of -4.18%

The Fund’s top contributor to its return was Pacer US Cash Cows 100 ETF at 16.08%. The Fund’s bottom contributor to its return was Pacer US Small Cap Cash Cows 100 ETF at -6.57%.

The Pacer Custom ETF Series

The Pacer Custom ETFs are strategy-driven, rules-based and are each designed to offer a specific investment focus. The period referenced in this section for all custom funds is for the fiscal year end of April 30, 2022.

Pacer WealthShield ETF

The Pacer WealthShield ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer WealthShield Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a trend-following strategy that directs some or all of the Index’s exposure to (i) U.S. equity securities or (ii) U.S. Treasury securities depending on the strength of the high yield corporate (“junk”) bond market relative to U.S. Treasury bonds and the momentum of certain U.S. equity sectors or industries and of long-term U.S. Treasury bonds.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -5.30%. The Index had a total return of -5.40%. The S&P 500 Index had a total return of 0.21%. Throughout the fiscal year, the Fund went “risk on” from April 2021 to the end of January 2022, and “risk off” from February 2022 to the end of March, 2022. The Fund finished the fiscal year in April 2022, “risk on.”

Pacer Funds

Pacer CSOP FTSE China A50 ETF

The Pacer CSOP FTSE China A50 ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to provide investment results that, before fees and expenses, track the performance for the FTSE China A50 Net Total Return Index (the “Index.”)

The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is comprised of A-Shares issued by the 50 largest companies in the China A-Shares market. The Index is a net total return index, which means that the performance of the Index assumes that dividends paid by the Index constituents, net of any withholding taxes, are reinvested in additional shares of such Index constituents. The Index is a free float-adjusted market capitalization-weighted index compiled and published by FTSE International Limited (“FTSE” or the “Index Provider”), which is not affiliated with the Fund, Pacer Advisors, Inc. (the “Adviser”), CSOP Asset Management Limited (the “Sub-Adviser”), or the Fund’s distributor. The Index is a real-time, tradable index comprising the largest 50 China A-Share companies by full market capitalization of the FTSE China AAll Cap Free Index. The Index is a subset of the FTSE China AAll Cap Free Index, FTSE’s most comprehensive benchmark for the Chinese A-Share market. It is denominated and quoted in Chinese Yuan (“CNY”) and comprised of stocks listed on the Shanghai Stock and Shenzhen Stock Exchange main markets, the Shenzhen SME Board and/or the Shenzhen ChiNext Board. The Index Provider determines the composition of the Index and relative weightings of the Index constituents based on the Index’s methodology, and publishes information regarding the market value of the Index.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -22.15%. The FTSE China A50 Index had a total return of -22.09%.

During the fiscal year, the top three sectors for contribution to performance were Energy at 0.49%, Utilities at 0.12%, and Real Estate at -0.63%. The three sectors with the lowest contribution to performance were Health Care at -3.67%, Consumer Staples at -5.28%, and Financials at -6.51%. Sector performance numbers reflect their total return during the period.

Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF

The Pacer Benchmark Data & Infrastructure Real Estate SCTR℠ ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Kelly Data Center and Tech Infrastructure Index (the “Index”), formerly the Benchmark Data & Infrastructure Real Estate SCTR Index.

The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the data and infrastructure real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The Index is reconstituted and rebalanced quarterly as of the close of business on the third Friday of each March, June, September, and December based on data as of the end of the previous month (each, a “Reference Date”). Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. Each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -1.63%. The Index had a total return of -0.99%. The FTSE NAREIT All Equity REITS Index had a total return of 10.15%.

The Fund’s top three contributors to its return were Switch, Inc. Clas A at 62.21%, CoreSite Realty Corporation at 43.41%, and Iron Mountain at 41.13%. The Fund’s bottom three contributors to its return were Chindata Group Holdings Limited at –52.69%, GDS Holdings Ltd. at -62.13%, and VNET Group, Inc at –78.61%. Performance numbers reflect their total return during the period.

Pacer Benchmark Industrial Real Estate SCTR ETF

The Pacer Benchmark Industrial Real Estate SCTR℠ ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Kelly Benchmark Indexes (the “Index”), formerly Benchmark Investments, LLC.

Pacer Funds

The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the industrial real estate sector (“Industrial Companies”), including companies that derivate at least 85% of their earnings or revenues from self-storage real estate operations (“Self-Storage Companies”). At the time of each reconstitution of the Index, Industrial Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The Index is reconstituted and rebalanced quarterly as of the close of business on the third Friday of each March, June, September, and December based on data as of the end of the previous month (each, a “Reference Date”). Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. The sum of all Industrial Companies that are not Self-Storage Companies cannot exceed 80% of the total Index weight, and the remaining weight will be composed of Self-Storage Companies. Additionally, each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.

The Fund

As of the fiscal year end, the Fund had a NAV total return of 14.88%. The Index had a total return of 15.72%. The FTSE NAREIT All Equity REITS Index had a total return of 10.15%.

The Fund’s top three contributors to its return were Rexford Industrial Realty, Inc. at 42.67%, Life Storage, Inc. at 41.79%, and Prologis, Inc. at 40.16%. The Fund’s bottom three contributors to its return were Innovative Industrial Properties Inc. at -18.81%, Industrial Logistics Properties Trust at -31.15%, and Americold at -32.85%. Performance numbers reflect their total return during the period.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

The Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index (the “Index”).

The Index uses an objective, rules-based methodology to track the performance of a semi-annual rotation of certain sectors within the S&P 500 Equal Weight Index (“EWI”). The S&P 500 EWI is an equal-weighted version of the S&P 500®, which measures the performance of the large-cap segment of the U.S. equity market. The S&P 500 EWI includes stocks covering all 11 Global Industry Classification Standard (“GICS®”) sectors, six of which are eligible for inclusion in the Index.

On the last business day of each April, the Index is equally weighted in the S&P 500 EWI Consumer Staples and Healthcare sectors. The Index holdings then float until the last business day of the following October, when the Index is reconstituted and rebalanced to an equal weighting in the S&P 500 EWI Consumer Discretionary, Industrials, Information Technology, and Materials sectors. The Index holdings then float until the last business day of the following April (the next calendar year), when the Index is reconstituted and rebalanced back to an equal weighting in the S&P 500 EWI Consumer Staples and Healthcare sectors.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -5.11%. The Index had a total return of -4.37%. The S&P 500 Index had a total return of 0.21%.

During the fiscal year, the top three sectors for contribution to performance were Financials at 10.27%, Health Care at 9.68%, and Materials at 8.57%. The three sectors with the lowest contribution to performance were Industrials at -7.72%, Information Technology at -15.29%, and Consumer Discretionary at -16.48. Sector performance numbers reflect their total return during the period.

The Pacer Leaders ETF Series

The Pacer Leaders ETFs are strategy-driven, rules-based and are each designed to offer exposure to leaders in specific themes. The period referenced in this section for all custom funds is for the fiscal year end of April 30, 2022.

Pacer Funds

Pacer US Export Leaders ETF

The Pacer US Export Leaders ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer US Export Leaders Index (the “Index”).

The Index uses an objective, rules-based methodology to measure the performance of an equal weight portfolio of approximately 100 large- and mid-capitalization U.S. companies with a high percentage of foreign sales and high free cash flow growth. Free cash flow is a company’s cash flow from operations minus its capital expenditures. Construction of the Index begins with an initial universe of the 200 companies across the S&P 900® Index (which is comprised of the S&P 500® Index (“S&P 500”) and S&P MidCap 400® Index (“S&P MidCap 400”)) that have the highest annual foreign sales as a percentage of total sales. The 200 companies are then narrowed to the 100 companies with the highest change in free cash flow growth over the past five years, and those 100 companies are equally weighted to create the Index. The Index is reconstituted and rebalanced to equal-weight quarterly. From time to time, the Index may include more or less than 100 companies as a result of events such as acquisitions, spin-offs and other corporate actions. The S&P 500 consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The S&P MidCap 400 measures the performance of mid-capitalization stocks in the United States.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -5.00%. The Index had a total return of -4.49%. The S&P 900 Index had a total return of -24.00%.

During the fiscal year, the top three sectors for contribution to performance were Energy at 70.45%, Real Estate at 14.79%, and Consumer Staples at 12.90%. The three sectors with the lowest contribution to performance were Health Care at -15.742%, Financials at -17.87%, and Communication Services at -33.68%. Sector performance numbers reflect their total return during the period.

Pacer BioThreat Strategy ETF

The Pacer BioThreat Strategy ETF (the “Fund”) employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index.

The Index is based on a proprietary methodology developed by LifeSci Index Partners, LLC, the Fund’s Index Provider (the “Index Provider”), which is not affiliated with the Fund, its distributor, or Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Index is generally composed of U.S.-listed stocks of companies whose products or services help protect against, endure, or recover from biological threats to human health. Companies helping to protect against such threats include those that conduct research to identify or anticipate such threats and those developing or producing the tools necessary to detect them. Companies helping to endure biological threats include those offering goods or services to help individuals, organizations, businesses, and governments adapt to requirements for social distancing or remote connectivity. Such companies may reflect a variety of industries, ranging from the provision of consumer staples that may be stockpiled in an emergency to critical healthcare supplies to basic energy resources. Companies helping to recover from a biological threat include those that support the treatment of diseases or responses to chemical or biological attacks. The Index selects companies based on a proprietary, multi-step research process. First, the Index Provider conducts fundamental research to identify the most important current and emerging biological threats to human health. Such threats may include pandemic diseases, biological warfare, food and water safety, environmental safety, and natural disasters. Next, the Index Provider utilizes publicly available information such as financial reports and screens, corporate websites, news reports, and interviews with key opinion leaders to identify publicly traded companies which protect against and prepare for recovering from these threats. These companies have products, technologies, and services that seek to: ● research or combat pandemic diseases such as the novel coronavirus (COVID-19), Zika, H1N1, Ebola, avian flu, and MERS; ● combat agents of biological or chemical warfare such as anthrax, sarin gas, variola virus, and brucellosis; ● detect the presence of biological or chemical threats; ● enable social distancing and increased productivity for working and shopping at home; ● secure national borders and ports and strengthen homeland security; ● aid in stockpiling of products in times of natural disasters and disease outbreaks, such as canned foods, power sources, consumer first aid kits, anti-microbial agents, gas masks, and sterilization supplies and services; and ● test and improve food and water safety and purity. Finally, the Index Provider only includes those companies with a minimum market capitalization of $1 billion and a minimum average daily value traded for the last six months of at least $2 million. Index components are weighted based on their market capitalization, subject to a maximum weight of 4.9% at the time of rebalance. The Index is reconstituted (i.e., components are added or removed and weights are reset based on the Index methodology) on the third Friday of each January and rebalanced (i.e., weights are reset based on the Index methodology, but no components are added or removed) semi-annually as of the close of business on the third Friday of each January and July. The weights are fixed as of closing prices on the second Friday in each January and July. As of April 30, 2022, the Index was made up of 50 companies and included significant allocations to companies in the health care and industrial sectors.

Pacer Funds

The Fund

As of the fiscal year end, the Fund had a NAV total return of -4.41%. The Index had a total return of -3.68%. The S&P 500 Index had a total return of 0.21%.

During the fiscal year, the top three sectors for contribution to performance were Consumer Staples at 8.11%, Health Care at 5.13%, and Telecommunication Services at -4.39%. The three sectors with the lowest contribution to performance were Industrials at -23.33%, Materials at -23.63%, and Communication Services at -62.93%. Sector performance numbers reflect their total return during the period.

The Pacer Factor ETF Series

The Pacer Factor ETFs invest in equities based on certain shared characteristics (factors) and seeks to outperform the market over time. Three of these funds, the Pacer Lunt funds, have the ability to rotate their factor exposures on a monthly basis based on certain signals in an effort to realize greater returns than the overall market. The period referenced in this section for all factor funds is for the fiscal year end of April 30, 2022.

Pacer Lunt Large Cap Alternator ETF

The Pacer Lunt Large Cap Alternator ETF (the “Fund”) employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Lunt Capital U.S. Large Cap Rotation Index (the “Index”).

The Index is based on a proprietary methodology developed by Lunt Capital Management, Inc. (“Lunt Capital” or the “Index Provider”). The Index uses an objective, rules-based methodology to provide exposure to large-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of one of two sub-indices, the S&P 500 Low Volatility Index and the S&P 500 High Beta Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the 100 components of the S&P 500 Index that most strongly exhibit a particular trait (e.g., low volatility or high beta). Each Sub-Index is composed of the 100 securities comprising the S&P 500 Index that most strongly exhibit the characteristic screened for by the Sub-Index. The S&P 500 is a free-float weighted index that measures the performance of the large-cap segment of the U.S. equity market. The S&P500 includes approximately 500 leading companies and captures approximately 80% of the U.S. market capitalization. Accordingly, each Sub-Index is composed of large-capitalization equity 4 securities. S&P Opco LLC (a subsidiary of S&P Dow Jones Indices, LLC) compiles, maintains, and calculates the S&P 500 Index and the Sub-Indices. The S&P 500 Low Volatility Index is composed of the 100 securities comprising the S&P 500 Index that have exhibited the lowest realized volatility over the prior 12 months. Each stock comprising the S&P 500 Low Volatility Index is weighted by the inverse of its volatility with the least volatile stocks receiving the highest weights. Volatility is a statistical measurement of the magnitude of price fluctuations in a stock’s price over time. The S&P 500 High Beta Index is composed of the 100 securities comprising the S&P 500 Index that have exhibited the highest sensitivity to market movements, or “beta,” over the prior 12 months. The weight of each stock in the S&P 500 High Beta Index is proportionate to its beta, rather than to its market capitalization. Beta is a measure of relative risk and is the rate of change of a security’s price. The Index utilizes Lunt Capital’s proprietary relative strength analysis in its attempt to determine which Sub-Index is likely to exhibit better price performance than the other Sub-Index. Pursuant to this methodology, the Index Provider calculates the “Risk Adjusted Score” for each Sub-Index. Each Sub-Index’s “Risk-Adjusted Score” is calculated using the Sub-Index’s standard deviation of returns over the prior 12 months. On the final trading day of each month, the Index Provider computes the relative strength of each Sub-Index by comparing each Sub-Index’s Risk-Adjusted Score. The Index Provider considers the Sub-Index with the higher Risk-Adjusted Score to have the higher relative strength. The Index is composed of the securities comprising the Sub-Index demonstrating the greater relative strength. The Index is reconstituted and rebalanced monthly, except when the Index methodology would not result in a change in the Sub-Index comprising the Index at such time.

The Fund

As of the fiscal year end, the Fund had a NAV total return of 6.97%. The Index had a total return of 7.80%. The S&P 500 Index had a total return of 0.21%.

During the fiscal year, the top three sectors for contribution to performance were Energy at 49.49%, Materials at 34.30%, and Health Care at 11.66%. The three sectors with the lowest contribution to performance were Information Technology at -4.65%, Industrials at -5.33%, Utilities at -7.00%. Sector performance numbers reflect their total return during the period.

Pacer Funds

Pacer Lunt Midcap Multi-Factor Alternator ETF

The Pacer Lunt Midcap Multi-Factor Alternator ETF (the “Fund”) employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Lunt Capital U.S. MidCap Multi-Factor Rotation Index (the “Index”).

The Index is based on a proprietary methodology developed by Lunt Capital Management, Inc. (“Lunt Capital” or the “Index Provider”). The Index uses an objective, rules-based methodology to provide exposure to mid-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of the highest and lowest quintile components of four factor-based indices of the S&P MidCap 400 Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the components of the S&P MidCap 400 Index that most strongly exhibit a particular factor. The four factor groups are Momentum, Quality, Value, and Volatility. 9 The Index will include holdings for two of the following eight Sub-Indices: Momentum Quality Value Volatility Highest Quintile S&P MidCap 400 Momentum Index S&P MidCap 400 Quality Index S&P MidCap 400 Enhanced Value Index S&P MidCap 400 Volatility - Highest Quintile Index Lowest Quintile S&P MidCap 400 Momentum - Lowest Quintile Index S&P MidCap 400 Quality - Lowest Quintile Index S&P MidCap 400 Enhanced Value - Lowest Quintile Index S&P MidCap 400 Low Volatility Index Each Sub-Index is composed of the 80 securities (a quintile) comprising the S&P MidCap 400 Index that most strongly exhibit the characteristic screened for by the Sub-Index. The S&P MidCap 400 Index is a market-weighted index and measures the performance of mid-capitalization stocks in the United States. S&P Opco LLC (a subsidiary of S&P Dow Jones Indices, LLC) compiles, maintains, and calculates the S&P MidCap 400 Index and the Sub-Indices. The Index utilizes Lunt Capital’s proprietary relative strength analysis in its attempt to determine which two Sub-Indices are likely to exhibit better price performance than the other Sub-Indices. Pursuant to this methodology, the Index Provider calculates the “Risk Adjusted Score” for each Sub-Index. On the final trading day of each month, the Index Provider computes the relative strength of each Sub-Index by comparing each Sub-Index’s Risk-Adjusted Score. The Index Provider considers a higher Risk-Adjusted Score to indicate greater relative strength. The Index is composed of the securities comprising the two Sub-Indices demonstrating the greatest relative strength unless such Sub-Indices include both the highest and lowest quintile from the same factor group, in which case only the Sub-Indices with the highest and third-highest Risk-Adjusted Score would be selected. The Index is reconstituted and rebalanced monthly, except when the Index methodology would not result in a change in the Sub-Indices comprising the Index at such time.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -12.66%. The Index had a total return of -12.41%. The S&P MidCap 400 Index had a total return of -7.03%.

During the fiscal year, the top three sectors for contribution to performance were Energy at 32.42%, Materials at 20.15%, and Utilities at 5.74%. The three sectors with the lowest contribution to performance were Consumer Staples at -23.45%, Information Technology at -27.16%, and Consumer Discretionary at -29.92%. Sector performance numbers reflect their total return during the period.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

The Pacer Lunt Large Cap Multi-Factor Alternator ETF (the “Fund”) employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Lunt Capital U.S. Large Cap Multi-Factor Rotation Index (the “Index”). The Index is based on a proprietary methodology developed by Lunt Capital Management, Inc. (“Lunt Capital” or the “Index Provider”). The Index uses an objective, rules-based methodology to provide exposure to large-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of the highest and lowest quintile components of four factor-based indices of the S&P 500 Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the components of the S&P 500 Index that most strongly exhibit a particular factor. The four factor groups are Momentum, Quality, Value, and Volatility. 14 The Index will include holdings for two of the following eight Sub-Indices: Momentum Quality Value Volatility Highest Quintile S&P 500 Momentum Index S&P 500 Quality Index S&P 500 Enhanced Value Index S&P 500 Volatility - Highest Quintile Index Lowest Quintile S&P 500 Momentum - Lowest Quintile Index S&P 500 Quality - Lowest Quintile Index S&P 500 Enhanced Value - Lowest Quintile Index S&P 500 Low Volatility Index Each Sub-Index is composed of the 100 securities (a quintile) comprising the S&P 500 Index that most strongly exhibit the characteristic screened for by the Sub-Index. The S&P 500 is a free-float weighted index that measures the performance of the large-cap segment of the U.S. equity market. The S&P 500 includes approximately 500 leading companies and captures approximately 80% of the U.S. market capitalization. S&P Opco LLC (a subsidiary of S&P Dow Jones Indices, LLC) compiles, maintains, and calculates the S&P 500 Index and the Sub-Indices. The Index utilizes Lunt Capital’s proprietary relative strength analysis in its attempt to determine which two Sub-Indices are likely to exhibit better price performance than the other Sub-Indices. Pursuant to this methodology, the Index Provider calculates the “Risk Adjusted Score” for each Sub-Index. On the final trading day of each month, the Index Provider computes the relative strength of each Sub-Index by comparing each Sub-Index’s Risk-Adjusted Score. The Index Provider considers a higher Risk-Adjusted Score to indicate greater relative strength. The Index is composed of the securities comprising the two Sub-Indices demonstrating the greatest relative

Pacer Funds

strength unless such Sub-Indices include both the highest and lowest quintile from the same factor group, in which case only the Sub-Indices with the highest and third-highest Risk-Adjusted Score would be selected. The Index is reconstituted and rebalanced monthly, except when the Index methodology would not result in a change in the Sub-Indices comprising the Index at such time. The Fund’s Investment Strategy Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Fund’s underlying Index or in one or more ETFs that track the performance of all or a portion of such component securities in the same approximate proportion as in the Fund’s underlying Index. The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

The Fund

As of the fiscal year end, the Fund had a NAV total return of -2.58%. The Index had a total return of -1.72%. The S&P 500 Index had a total return of 0.21%

During the fiscal year, the top three sectors for contribution to performance were Energy at 76.54%, Consumer Staples at 20.02%, and Real Estate at 6.10%. The three sectors with the lowest contribution to performance were Industrials at -9.56%, Communication Services at -14.73%, and Consumer Discretionary at -17.50%. Sector performance numbers reflect their total return during the period.

The performance data quoted is historical. Past performance is no guarantee of future results. You cannot invest directly in an index.

Pacer Pacific Asset Floating Rate High Income ETF

Pacific Asset Management LLC (the “Sub-Adviser”) seeks to achieve the Fund’s investment objective by selecting a focused portfolio comprised primarily of income-producing adjustable rate securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans and other adjustable rate securities. Other adjustable rate securities will typically include collateralized loan obligations (“CLOs”), asset-backed securities (“ABS”), and commercial mortgage backed securities (“CMBS”) (collectively, “Adjustable Rate Securities”). The Fund is expected to invest primarily in loans and Adjustable Rate Securities that are rated below investment grade (i.e., high yield securities, sometimes called “junk bonds” or non-investment grade securities) or, if unrated, of comparable quality as determined by the Sub-Adviser. The Fund may invest in U.S.-dollar denominated senior floating rate loans and Adjustable Rate Securities of domestic and foreign issuers. Senior floating rate loans are debt instruments that may have a right to payment that is senior to most other debts of borrowers. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions, which may from time to time prepay their loan obligations in response, for example, to changes in interest rates. Senior loans in which the Fund may invest include secured and unsecured loans. Generally, secured floating rate loans are secured by specific assets of the borrower. An adjustable rate security includes any fixed income security that requires periodic changes in its interest rate based upon changes in a recognized index interest rate or another method of determining prevailing interest rates. The Fund invests in various types of ABS, such as auto loan and student loan ABS. The Fund is actively managed. The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities, including corporate bonds (including floating rate investment grade bonds) and secured or unsecured second lien floating rate loans. Second lien loans generally are second in line behind senior loans in terms of prepayment priority with respect to pledged collateral and therefore have a lower credit quality as compared to senior loans but may produce a higher yield to compensate for the additional risk. The secondary market on which high yield securities are traded may be less liquid than the market for investmentgrade securities. Less liquidity in the secondary trading market could adversely affect the ability of the Fund to sell a high yield security or the price at which the Fund could sell a high yield security, and could adversely affect the daily NAV of Fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objectives. The Fund may invest from time to time more heavily in one or more sectors of the economy than in other sectors.

Pacer Funds

The Fund

As of the fiscal year end, the Fund had a NAV total return of 1.02%. The S&P/LSTA Leveraged Loan Total Return Index had a total return of 1.72%.

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

The Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF (the “Fund”) employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Metaurus US Large Cap Dividend Multiplier Index - Series 400 (the “Index”). The Index is based on a proprietary methodology developed by Metaurus Advisors LLC (“Metaurus”), the Fund’s sub-adviser and the Fund’s index provider. All or a portion of the methodologies and algorithms used to calculate the Index are covered by one or more granted or pending U.S. patents owned by Metaurus

The Index, as designed, has two components: (i) an S&P 500 Index component (the “S&P 500 Component”) and (ii) a dividend component (the “Dividend Component”) consisting of long positions in annual futures contracts that provide exposure to ordinary dividends paid on the common stocks of companies included in the S&P 500 (“S&P Dividend Futures”). The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The Dividend Component is designed to give the Fund exposure to approximately 400% of the ordinary dividends the Fund would otherwise have expected to receive from its investment in the S&P 500 Component. The Dividend Component consists of annual futures contracts whose value represents the market’s expectation of the amount of ordinary dividends to be paid by S&P 500 companies during the term of the futures contract. As of April 30, 2022, the S&P 500 Component comprised approximately 78% of the Index. S&P Dividend Futures seek to allow investors in these instruments to obtain exposure to the actual dividend value that will be paid by the S&P 500 constituent companies over a period of time. The amount of such futures contracts will generally result in exposure to such dividends that is significantly greater than the amount of dividends that the Fund would normally receive from its direct investment in S&P 500 constituent companies (i.e., approximately 400% of such dividends that the Fund would normally have received). S&P Dividend Futures provide for the future sale by one party and purchase by another party of a specified dividend value of the S&P 500 at a specified future time and at a specified price. S&P Dividend Futures are standardized contracts traded on a recognized exchange. The Fund’s investment in S&P Dividend Futures will generally include the three most current annual S&P Dividend Futures contracts (e.g., in April 2022, the Fund would invest in the 2022, 2023, and 2024 contracts. The Index is typically rebalanced each December, at the end of the trading day on which the current year’s S&P Dividend Futures expire. At each rebalancing date, the current year’s annual S&P Dividend Futures will be replaced by the then closest maturing contract in three years. On each Index rebalancing date, the composition of the Index is expected to change.

The Fund

The Fund’s inception date was July 12, 2021. As of the fiscal year end, the Fund had a NAV total return of -5.00%. The Index had a total return of -4.28%. The S&P 500 Index had a total return of -4.73%.

During the fiscal period, the top three sectors for contribution to performance were Energy at 49.53%, Consumer Staples at 14.40%, and Utilities at 13.24%. The three sectors with the lowest contribution to performance were Information Technology at -6.49%, Consumer Discretionary at -12.95%, and Communication Services at -26.34%. Sector performance numbers reflect their total return during the period.

Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF

The Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF (the “Fund”) employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Metaurus US Large Cap Dividend Multiplier Index - Series 300 (the “Index”). The Index is based on a proprietary methodology developed by Metaurus Advisors LLC (“Metaurus”), the Fund’s sub-adviser and the Fund’s index provider. All or a portion of the methodologies and algorithms used to calculate the Index are covered by one or more granted or pending U.S. patents owned by Metaurus.

The Index, as designed, has two components: (i) an S&P 500 Index component (the “S&P 500 Component”) and (ii) a dividend component (the “Dividend Component”) consisting of long positions in annual futures contracts that provide exposure to ordinary dividends paid on the common stocks of companies included in the S&P 500 (“S&P Dividend Futures”). The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The Dividend Component is designed to give the Fund exposure to approximately 300% of the ordinary dividends the Fund would otherwise have expected to receive from its investment in the S&P 500 Component. The Dividend Component consists of annual futures contracts whose value represents the market’s expectation of the amount of ordinary dividends to be paid by S&P 500 companies during the term of the futures contract. As of April 30, 2022, the S&P 500 Component comprised approximately 88% of the Index. S&P Dividend Futures seek to allow investors in these instruments to obtain exposure to the actual dividend value that will be paid by the S&P 500 constituent companies over a period of

Pacer Funds

time. The amount of such futures contracts will generally result in exposure to such dividends that is significantly greater than the amount of dividends that the Fund would normally receive from its direct investment in S&P 500 constituent companies (i.e., approximately 300% of such dividends that the Fund would normally have received). S&P Dividend Futures provide for the future sale by one party and purchase by another party of a specified dividend value of the S&P 500 at a specified future time and at a specified price. S&P Dividend Futures are standardized contracts traded on a recognized exchange. The Fund’s investment in S&P Dividend Futures will generally include the three most current annual S&P Dividend Futures contracts (e.g., in April 2022, the Fund would invest in the 2022, 2023, and 2024 contracts. The Index is typically rebalanced each December, at the end of the trading day on which the current year’s S&P Dividend Futures expire. At each rebalancing date, the current year’s annual S&P Dividend Futures will be replaced by the then closest maturing contract in three years. On each Index rebalancing date, the composition of the Index is expected to change.

The Fund

The Fund’s inception date was July 12, 2021. As of the fiscal year end, the Fund had a NAV total return of -5.21%. The Index had a total return of -4.44%. The S&P 500 Index had a total return of -4.73%.

During the fiscal period, the top three sectors for contribution to performance were Energy at 49.63%, Consumer Staples at 14.42%, and Utilities at 13.22%. The three sectors with the lowest contribution to performance were Information Technology at -6.51%, Consumer Discretionary at -12.90%, and Communication Services at -26.21%. Sector performance numbers reflect their total return during the period.

Before investing you should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus. A copy may be obtained by visiting www.paceretfs.com or calling 1-877-337-0500. Please read the prospectus carefully before investing.

An investment in the Funds is subject to investment risk, including the possible loss of principal. Pacer ETF shares may be bought and sold on an exchange through a brokerage account. Brokerage commissions and ETF expenses will reduce investment returns. There can be no assurance that an active trading market for ETF shares will be developed or maintained. The risks associated with these funds are detailed in the prospectus and could include factors such as alternator strategy risk, cash redemption risk, high yield risk, management risk, calculation methodology risk, concentration risk, currency exchange rate risk, emerging markets risk, equity market risk, ETF risks, European investments risk, fixed income risk, foreign sales risk, foreign securities risk, geographic concentration risk, government obligations risk, high portfolio turnover risk, index criteria risk, international operations risk, large and mid-capitalization investing risk, monthly exposure risk, new fund risk, non-diversification risk, other investment companies risk, passive investment risk, real estate companies risk, REIT investment risk, models and data risk, sector risk, sector rotation risk, smaller-capitalization companies risk, style risk, tax risk, tracking risk, trend lag risk, energy infrastructure industry risk, MLP risk, risk of investing in China, risk of investments in A-Shares, A-Shares tax risk, risk of investing through Shanghai-Hong Kong Stock Connect, risk of investing in Issuers listed on the ChiNext Board, authorized participant concentration risk, concentration risk, costs of buying or selling fund shares, emerging markets risk, equity securities risk, financial sector risk, index tracking error risk, international closed market trading risk, large-capitalization securities risk, market risk, non-U.S. currency risk, non-U.S. securities risk, passive investment risk, risk of cash transactions, secondary market trading risk, shares of the fund may trade at prices other than NAV, cybersecurity risk and/or special risks of exchange traded funds.

The Pacer Trendpilot® US Large Cap Index, Pacer Trendpilot® US Mid Cap Index, Pacer US Small Cap Cash Cows Index, Pacer US Export Leaders Index, Pacer WealthShield Index, Pacer Trendpilot® International Index, Pacer US Cash Cows Growth Index, Pacer Trendpilot® US Bond Index, and Pacer Trendpilot® Fund of Funds Index (the “Indices”) are the property of Index Design Group, LLC which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Indices. The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Index Design Group, LLC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Pacer NASDAQ-100 Trendpilot® Index is co-owned by Index Design Group, LLC. and Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”). The NASDAQ-100 is a registered trademark of the Corporations and is licensed for use by Index Design Group, LLC. The Product(s) are not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product(s).

Pacer Funds

“FTSE®” is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and / or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and / or FTSE ratings or underlying data and no party may rely on any FTSE indices, ratings and / or data underlying data contained in this communication. No further distribution of FTSE Data is permitted without FTSE’s express written consent. FTSE does not promote, sponsor or endorse the content of this communication.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

The Russell 1000 Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Index Design Group, LLC (“IDG”). The Pacer US Cash Cows 100 Index is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Pacer US Cash Cows 100 Index is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Pacer US Cash Cows 100 Index. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to IDG or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

Kelly Data Center & Tech Infrastructure Index and Kelly Industrial Real Estate Index are trademarks of Benchmark Investments, LLC and have been licensed for use by Pacer Advisors, Inc. The Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF and Pacer Benchmark Industrial Real Estate SCTR ETF are not sponsored, endorsed, sold or promoted by Benchmarks Investments, LLC and Benchmark Investments, LLC makes no representation or warranty regarding the advisability of investing in this Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF and Pacer Benchmark Industrial Real Estate SCTR ETF. On November 3, 2021, the index name of the Benchmark Data & Infrastructure Real Estate SCTR Index changed to the Kelly Data Center & Tech Infrastructure Index and the Benchmark Industrial Real Estate SCTR Index changed to the Kelly Industrial Real Estate Index. No changes were made to either index methodology.

Pacer Cash Cows Fund of Funds ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trade mark or the Index Price at any time or in any other respect. The Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Indexes are calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in the Indexes to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the Index by Solactive AG nor the licensing of the Indexes or Indexes trade mark for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.

The Lunt Capital U.S. Large Cap Equity Rotation Index, Lunt Capital U.S. MidCap Multi-Factor Rotation Index, and Lunt Capital U.S. Large Cap Multi-Factor Rotation Index (the “Indices”) are a service mark of Lunt Capital Management, Inc. and have been licensed for use by Pacer Advisors, Inc. The Products are not sponsored, endorsed, sold, or promoted by Lunt Capital Management, Inc. and Lunt Capital Management, Inc. makes no representation regarding the advisability of investing in the Products. The Index is the property of Lunt Capital Management, Inc., which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Indices. The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Lunt Capital Management, Inc. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

CFRA makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally, or in the Product particularly, or the ability of CFRA’s Index to track general market performance. CFRA is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the product may be converted into cash or other redemption mechanics. CFRA has no obligation or liability in connection with the administration, marketing or trading of the Product. CFRA is not an investment advisor. Inclusion of a security within a CFRA Index is not a recommendation by CFRA to buy, sell, or hold any security, nor is it investment advice. CFRA does not guarantee the adequacy, accuracy, timeliness and/or the completeness of the CFRA Index or any data related thereto or any communication with respect thereto, including oral, written, or electronic communications. CFRA shall not be subject to any damages or liability for any errors, omissions, or delays therein. CFRA makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use or as to results to be obtained by users, owners of the product, or any other person or entity from the use of the CFRA Index or with respect to any data related thereto.

The LifeSci BioThreat Strategy Index is a trademark of LifeSci Index Partners, LLC (“LSIP”) and has been licensed for use by Pacer Advisors, Inc. The Pacer BioThreat Strategy ETF (CBOE: VIRS) is not sponsored, endorsed, sold or promoted by LifeSci Index Partners, LLC and LSIP makes no representation or warranty regarding the advisability of investing in the Pacer BioThreat ETF.

Pacer Advisors, Inc. is the fund advisor. Pacific Asset Management LLC serves as investment sub-advisor to the Pacer Pacific Asset Floating Rate High Income ETF (the “Fund”). The Fund is the successor to the Pacific Global Senior Loan ETF, a series of Pacific Global ETF Trust, and its investment performance as a result of the reorganization of the Predecessor Fund into the Fund at the close of business on October 22, 2021. In addition, the Pacific Global Senior Loan ETF was the successor to the investment performance of AdvisorShares Pacific Asset Enhanced Floating Rate ETF, a series of AdvisorShares Trust, as a result of the reorganization of the series of AdvisorShares Trust into a series of Pacific Global ETF that occurred on December 27, 2019 (together, the “Predecessor Fund”).

From the Predecessor Fund’s inception to October 22, 2021, the Predecessor Fund invested at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans. After the reorganization, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans and other adjustable rate securities. Other than each Fund’s respective 80% policy and the associated risks with investing in adjustable rate securities, the Funds had similar investment objectives, strategies, and policies.

Investment products offered are: Not FDIC Insured ● No Bank Guarantee ● May Lose Value

Trendpilot®, Cash Cows Index® and Strategy Driven ETFs™ are trademarks of Index Design Group, LLC.

Distributor: Pacer Financial, Inc, member FINRA, SIPC, an affiliate of Pacer Advisors, Inc.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited)
As of April 30, 2022

Pacer Trendpilot® US Large Cap ETF

Sector(a)	Percentage of Net Assets
Short-Term Investments	64.6%
Investments Purchased with Proceeds from Securities Lending	0.5%
Other assets in excess of liabilities	34.9%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® US Large Cap Index.

Pacer Trendpilot® US Mid Cap ETF

Sector(a)	Percentage of Net Assets
Short-Term Investments	100.0%
Other assets in excess of liabilities	0.0%*
Total	100.0%

*	Less than 0.05%.
(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® US Mid Cap Index.

Pacer Trendpilot® 100 ETF

Sector(a)	Percentage of Net Assets
Short-Term Investments	100.1%
Investments Purchased with Proceeds from Securities Lending	14.8%
Liabilities in excess of other assets	-14.9%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Nasdaq-100 Trendpilot® Index.

Pacer Trendpilot® European Index ETF

Sector(a)	Percentage of Net Assets
Energy	0.1%
Short-Term Investments	99.1%
Liabilities in excess of other assets	0.8%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® European Index.

Pacer Trendpilot® International ETF

Sector(a)	Percentage of Net Assets
Short-Term Investments	51.2%
Investments Purchased with Proceeds from Securities Lending	3.0%
Liabilities in excess of other assets	45.8%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® International Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2022

Pacer Trendpilot® US Bond ETF

Sector(a)	Percentage of Net Assets
Consumer, Cyclical	20.0%
Communications	19.8%
Financial	11.5%
Consumer, Non-Cyclical	16.0%
Industrial	7.7%
Energy	12.2%
Basic Materials	5.3%
Technology	3.8%
Utilities	2.4%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	8.8%
Liabilities in excess of other assets	-7.6%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® US Bond Index.

Pacer Trendpilot® Fund of Funds ETF

Sector(a)	Percentage of Net Assets
Affiliated Exchange Traded Funds	99.8%
Short-Term Investments	0.2%
Liabilities in excess of other assets	0.0%*
Total	100.0%

*	Less than 0.05%.
(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® Fund of Funds Index.

Pacer Global Cash Cows Dividend ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	32.2%
Communications	14.1%
Energy	17.6%
Consumer, Cyclical	4.9%
Basic Materials	17.6%
Industrial	5.5%
Technology	3.5%
Utilities	2.9%
Diversified	0.9%
Short-Term Investments	0.5%
Investments Purchased with Proceeds from Securities Lending	15.1%
Liabilities in excess of other assets	-14.8%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Global Cash Cows Dividend 100 Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2022

Pacer US Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Consumer, Cyclical	13.9%
Consumer, Non-Cyclical	28.6%
Technology	8.2%
Communications	9.6%
Basic Materials	14.3%
Industrial	4.4%
Energy	16.9%
Financial	3.7%
Short-Term Investments	0.3%
Investments Purchased with Proceeds from Securities Lending	10.9%
Liabilities in excess of other assets	-10.8%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Cash Cows 100 Index.

Pacer US Small Cap Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Consumer, Cyclical	51.4%
Consumer, Non-Cyclical	16.5%
Industrial	12.7%
Energy	6.2%
Communications	5.3%
Basic Materials	2.7%
Financial	2.5%
Technology	2.5%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	30.4%
Liabilities in excess of other assets	-30.4%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Small Cap Cash Cows 100 Index.

Pacer Developed Markets International Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Consumer, Cyclical	21.1%
Communications	10.2%
Consumer, Non-Cyclical	11.9%
Industrial	19.1%
Basic Materials	17.2%
Energy	4.4%
Technology	14.0%
Utilities	0.9%
Short-Term Investments	0.5%
Investments Purchased with Proceeds from Securities Lending	10.7%
Liabilities in excess of other assets	-10.0%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Developed Markets International Cash Cows 100 Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2022

Pacer US Cash Cows Growth ETF

Sector(a)	Percentage of Net Assets
Technology	31.2%
Consumer, Non-cyclical	17.7%
Communications	11.3%
Consumer, Cyclical	19.2%
Industrial	5.6%
Basic Materials	4.3%
Energy	10.5%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	26.4%
Liabilities in excess of other assets	-26.4%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Cash Cows Growth Index.

Pacer Emerging Markets Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Basic Materials	25.6%
Consumer, Cyclical	11.0%
Industrial	17.6%
Energy	18.2%
Consumer, Non-Cyclical	7.2%
Communications	9.3%
Utilities	2.5%
Technology	3.8%
Diversified	3.0%
Financial	0.6%
Short-Term Investments	0.5%
Investments Purchased with Proceeds from Securities Lending	3.8%
Other assets in excess of liabilities	-3.1%
Total	100.0%

Pacer Cash Cows Fund of Funds ETF

Sector(a)	Percentage of Net Assets
Affiliated Exchange Traded Funds	99.9%
Short-Term Investments	0.1%
Liabilities in excess of other assets	0.0%*
Total	100.0%

*	Less than 0.05%.
(a)	The Fund may classify a company in a different category than the Pacer Cash Cows Fund of Funds Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2022

Pacer WealthShield ETF

Sector(a)	Percentage of Net Assets
Energy	20.1%
Utilities	19.8%
Financial	19.5%
Consumer, Non-cyclical	17.9%
Basic Materials	15.8%
Consumer, Cyclical	4.3%
Industrial	2.6%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	17.0%
Liabilities in excess of other assets	-17.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer WealthShield Index.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

Sector(a)	Percentage of Net Assets
Financial	99.7%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	16.9%
Liabilities in excess of other assets	-16.8%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Kelly Industrial Real Estate Index.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

Sector(a)	Percentage of Net Assets
Financial	76.7%
Communications	14.3%
Industrial	8.8%
Short-Term Investments	0.3%
Investments Purchased with Proceeds from Securities Lending	8.6%
Liabilities in excess of other assets	-8.7%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Kelly Data Center & Tech Infrastructure Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2022

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	93.2%
Consumer, Cyclical	4.3%
Industrial	1.5%
Technology	0.8%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	16.4%
Liabilities in excess of other assets	-16.3%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index.

Pacer CSOP FTSE China A50 ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	38.0%
Financial	26.9%
Consumer, Cyclical	14.6%
Industrial	6.5%
Energy	5.5%
Utilities	3.3%
Basic Materials	3.0%
Communications	1.8%
Short-Term Investments	0.3%
Other assets in excess of liabilities	0.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the FTSE China A50 Net Total Return Index.

Pacer BioThreat Strategy ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	62.0%
Consumer, Cyclical	16.4%
Communications	6.1%
Technology	6.6%
Industrial	6.9%
Basic Materials	1.9%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	31.2%
Liabilities in excess of other assets	-31.2%
Total	100.0%

(a)	The Fund may classify a company in a different category than the BioShares BioThreat Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2022

Pacer Lunt Large Cap Alternator ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-cyclical	30.1%
Utilities	24.9%
Financial	17.7%
Industrial	13.3%
Consumer, Cyclical	5.9%
Communications	3.3%
Basic Materials	2.7%
Technology	2.0%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	5.2%
Liabilities in excess of other assets	-5.2%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Lunt Capital U.S. Large Cap Equity Rotation Index.

Pacer Lunt Midcap Multi-Factor Alternator ETF

Sector(a)	Percentage of Net Assets
Financial	20.7%
Consumer, Cyclical	24.1%
Consumer, Non-Cyclical	13.3%
Industrial	10.2%
Energy	7.8%
Technology	8.3%
Basic Materials	11.5%
Communications	2.8%
Utilities	1.1%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	31.2%
Liabilities in excess of other assets	-31.2%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Lunt Capital U.S. MidCap Multi-Factor Rotation Index.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

Sector(a)	Percentage of Net Assets
Financial	21.2%
Consumer, Non-Cyclical	17.1%
Consumer, Cyclical	15.6%
Energy	15.1%
Technology	12.1%
Communications	8.1%
Basic Materials	7.1%
Industrial	2.6%
Utilities	0.8%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	13.9%
Liabilities in excess of other assets	-13.8%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Lunt Capital U.S. Large Cap Multi-Factor Rotation Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2022

Pacer US Export Leaders ETF

Sector(a)	Percentage of Net Assets
Technology	32.6%
Industrial	17.7%
Consumer, Non-cyclical	20.1%
Consumer, Cyclical	6.4%
Financial	1.1%
Basic Materials	12.6%
Communications	4.6%
Energy	4.9%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	23.3%
Liabilities in excess of other assets	-23.4%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Export Leaders Index.

Pacer Pacific Asset Floating Rate High Income ETF

Sector	Percentage of Net Assets
Consumer, Cyclical	17.6%
Industrial	10.0%
Consumer, Non-cyclical	10.3%
Communications	7.9%
Technology	9.5%
Financial	5.8%
Energy	2.4%
Basic Materials	0.8%
Short-Term Investments	12.2%
Other assets in excess of liabilities	-10.6%
Asset Backed Securities	34.2%
Total	100.0%

Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF

Sector(a)	Percentage of Net Assets
Technology	21.8%
Consumer, Non-Cyclical	19.7%
Communications	12.1%
Financial	13.9%
Consumer, Cyclical	9.0%
Industrial	7.1%
Energy	4.0%
Utilities	2.7%
Basic Materials	2.1%
Short-Term Investments	2.5%
Other assets in excess of liabilities	5.2%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Metaurus US Large Cap Dividend Multiplier Total Return - Series 300.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2022

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

Sector(a)	Percentage of Net Assets
Technology	20.7%
Consumer, Non-Cyclical	18.8%
Communications	11.4%
Financial	13.2%
Consumer, Cyclical	8.7%
Industrial	6.8%
Energy	3.8%
Utilities	2.5%
Basic Materials	2.0%
Short-Term Investments	6.9%
Government Notes/Bonds	2.7%
Other assets in excess of liabilities	2.5%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Metaurus US Large Cap Dividend Multiplier Total Return - Series 400.

Pacer Trendpilot® US Large Cap ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot® US Large Cap Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P 500 Total Return Index, (ii) 50% to the S&P 500 Total Return Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P 500 Total Return Index and its 200-business day historical simple moving average.

The S&P 500 Total Return Index consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Trendpilot® US Large Cap ETF - NAV	3.48%	8.14%	9.11%	7.06%
Pacer Trendpilot® US Large Cap ETF - Market	3.38%	8.09%	9.08%	7.05%
Pacer Trendpilot® US Large Cap Index(3)	4.19%	8.79%	9.78%	7.72%
S&P 500® Total Return Index (3)	0.21%	13.85%	13.66%	12.36%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® US Mid Cap ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot® US Mid Cap Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P MidCap 400 Index, (ii) 50% to the S&P MidCap 400 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P MidCap 400 Total Return Index and its 200-business day historical simple moving average.

The S&P Midcap 400 Index measures the performance of mid-capitalization stocks in the United States.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Trendpilot® US Mid Cap ETF - NAV	-2.98%	4.42%	5.03%	5.46%
Pacer Trendpilot® US Mid Cap ETF - Market	-3.11%	4.38%	4.98%	5.44%
Pacer Trendpilot® US Mid Cap Index(3)	-2.63%	5.08%	5.65%	6.11%
S&P MidCap 400 Index(3)	-7.03%	9.91%	9.29%	9.01%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Pacer NASDAQ-100 Trendpilot® Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the NASDAQ-100 Index, (ii) 50% to the NASDAQ-100 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the NASDAQ-100 Index and its 200-business day historical simple moving average.

The NASDAQ-100 Index includes approximately 100 of the largest non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index comprises securities of companies across major industry groups, including computer, biotechnology, healthcare, telecommunications and transportation. However, it does not contain securities of financial companies, including investment companies. The NASDAQ-100 Index was developed by NASDAQ OMX. There is no minimum market capitalization requirement for inclusion in the NASDAQ-100 Index. Inclusion is determined based on the top 100 largest issuers based on market capitalization meeting all other eligibility requirements.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Trendpilot® 100 ETF - NAV	-3.38%	13.40%	14.99%	11.58%
Pacer Trendpilot® 100 ETF - Market	-3.44%	13.37%	15.00%	11.58%
Pacer NASDAQ-100 Trendpilot® Index(3)	-2.77%	14.03%	15.62%	12.25%
NASDAQ-100 Index(3)	-6.61%	19.22%	19.27%	17.70%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® European Index ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 14, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot® European Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the FTSE Eurozone Index, (ii) 50% to the FTSE Eurozone Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the FTSE Eurozone Total Return Index and its 200-business day historical simple moving average.

The FTSE Eurozone Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in the euro zone, including primarily France, Germany, Spain, the Netherlands, and Italy. The FTSE Eurozone Index is a subset of the FTSE Global Equity Index Series, which covers 99% of the investable market capitalization globally.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Trendpilot® European Index ETF - NAV	-6.47%	-4.20%	-2.25%	-0.56%
Pacer Trendpilot® European Index ETF - Market	-6.17%	-4.55%	-2.45%	-0.58%
Pacer Trendpilot® European Index(3)	-5.59%	-2.78%	-0.76%	0.86%
FTSE Eurozone Index(3)	-13.51%	3.57%	4.18%	6.14%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 14, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® International ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 2, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot International Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P Developed Ex-U.S. LargeCap Index, (ii) 50% to the S&P Developed Ex-U.S. LargeCap Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P Developed Ex-U.S. LargeCap Index and its 200-business day historical simple moving average (the “200-day moving average”).

The S&P Developed Ex-US LargeCap Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large-capitalization stocks providing coverage of the developed markets excluding the United States.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Since Inception(2)
Pacer Trendpilot International ETF - NAV	-11.46%	0.69%
Pacer Trendpilot International ETF - Market	-11.72%	0.59%
Pacer Trendpilot International Index	-11.25%	1.57%
S&P Developed Ex-US Large Cap Index(3)	-6.82%	6.42%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 2, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® US Bond ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on October 22, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot US Bond Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the S&P U.S. High Yield Corporate Bond Index, (ii) 50% to the S&P U.S. High Yield Corporate Bond Index and 50% to the S&P U.S. Treasury Bond 7-10 Year Index or (iii) 100% to S&P U.S. Treasury Bond 7-10 Year Index.

The S&P U.S. High Yield Corporate Bond Index is designed to track the performance of U.S. dollar-denominated, high-yield corporate bonds issued in the U.S. The S&P U.S. Treasury Bond 7-10 Year Index is designed to measure the performance of U.S. Treasury bonds maturing in 7 to 10 years.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Since Inception(2)
Pacer Trendpilot US Bond ETF - NAV	-12.54%	-0.06%
Pacer Trendpilot US Bond ETF - Market	-13.32%	-0.37%
Pacer Trendpilot US Bond Index(3)	-8.90%	2.27%
S&P U.S. High Yield Corporate Bond IndexTM(3)	-5.20%	2.05%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is October 22, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® Fund of Funds ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 3, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”). Each Trendpilot Index other than the Pacer Trendpilot US Bond Index (collectively, the “Trendpilot Equity Indexes”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Underlying Component” specified in the table below, (ii) 50% to the applicable Underlying Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Underlying Component and its 200 business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Underlying Component is based on the total return version of such Underlying Component and reflects the reinvestment of dividends paid by the securities in such Underlying Component. The Pacer Trendpilot US Bond Index (the “Trendpilot Bond Index”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the S&P U.S. High Yield Corporate Bond Index, (ii) 50% to the S&P U.S. High Yield Corporate Bond Index and 50% to the S&P U.S. Treasury Bond 7-10 Year Index or (iii) 100% to S&P U.S. Treasury Bond 7-10 Year Index, depending on the value of the S&P U.S. High Yield Corporate Bond Index divided by the value of the S&P U.S. Treasury Bond 7-10 Year Index (the “Risk Ratio”).

Weight	Trendpilot ETF	Trendpilot Index	Equity Component
20%	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Large Cap Index	S&P 500® Index
20%	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® US Mid Cap Index	S&P MidCap 400® Index
20%	Pacer Trendpilot® 100 ETF	Pacer NASDAQ-100 Trendpilot® Index	NASDAQ-100® Index
20%	Pacer Trendpilot® International ETF	Pacer Trendpilot® International Index	S&P Developed Ex-US Large Cap Index
20%	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot® US Bond Index	S&P U.S. High Yield Corporate Bond Index

The S&P 1200 Index captures approximately 70% of global market capitalization.

Pacer Trendpilot® Fund of Funds ETF

PERFORMANCE SUMMARY (Continued)
(Unaudited)

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Since Inception(2)
Pacer Trendpilot Fund of Funds ETF - NAV	-5.87%	3.94%
Pacer Trendpilot Fund of Funds ETF - Market	-5.97%	3.91%
Pacer Trendpilot Fund of Funds Index(3)	-4.38%	5.26%
S&P 1200 Index(3)	-3.10%	10.78%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.15%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 3, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Global Cash Cows Dividend ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on February 22, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Global Cash Cows Dividend Index uses an objective, rules-based methodology to provide exposure to global companies with high dividend yield backed by a high free cash flow yield. The initial index universe is derived from the component companies of the FTSE All-World Developed Large Cap Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The 300 companies with the highest free cash flow yield are then ranked by their dividend yield. The equity securities of the 100 companies with the highest dividend yield are included in the Index.

The FTSE All-World Developed Large-Cap Index is a market-capitalization weighted index representing the performance of large-cap stocks in developed markets.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Global Cash Cows Dividend ETF - NAV	10.22%	6.37%	7.09%	8.46%
Pacer Global Cash Cows Dividend ETF - Market	9.95%	6.22%	6.96%	8.42%
Pacer Global Cash Cows Dividend Index(3)	11.59%	7.53%	8.18%	9.52%
FTSE All-World Developed Large-Cap Index(3)	-3.35%	11.12%	10.90%	12.66%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is February 22, 2016.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 16, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows.” The initial index universe is derived from the component companies of the Russell 1000® Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The Russell 1000 Index is a market-capitalization weighted index representing the top 1,000 large-cap stocks in the Russell 3000 Index.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer US Cash Cows 100 ETF - NAV	16.08%	20.01%	15.36%	15.25%
Pacer US Cash Cows 100 ETF - Market	16.06%	19.88%	15.33%	15.21%
Pacer US Cash Cows 100 Index(3)	16.76%	20.47%	15.81%	15.72%
Russell 1000® Index(3)	-2.10%	13.57%	13.44%	13.75%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.49%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 16, 2016.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Small Cap Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 16, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Small Cap Cash Cows Index uses an objective, rules-based methodology to provide exposure to small-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows.” The initial Index universe is derived from the component companies of the S&P Small Cap 600® Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The S&P SmallCap 600® Index seeks to measure the small-cap segment of the U.S. equity market.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Since Inception(2)
Pacer US Small Cap Cash Cows 100 ETF - NAV	-6.57%	15.46%	10.76%
Pacer US Small Cap Cash Cows 100 ETF - Market	-6.65%	15.35%	10.71%
Pacer US Small Cap Cash Cows Index(3)	-5.91%	15.87%	11.09%
S&P SmallCap 600® Index(3)	-8.54%	9.15%	9.07%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplmented March 17, 2022 and December 3, 2021, is 0.59%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 16, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Developed Markets International Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 16, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Developed Markets International Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization non-U.S. companies in developed markets with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”. The initial index universe is derived from the component companies of the FTSE Developed ex US Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years (if available). Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, and companies with a market capitalization of less than $3 billion are excluded from the Index universe. The remaining companies are ranked by their average daily trading value (“ADTV”) for the prior three months. The 500 companies with the highest ADTV are then ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The FTSE Developed ex-US Index is comprised of Large (85%) and Mid (15%) cap stocks providing coverage of Developed markets (24 countries) excluding the US.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Since Inception(2)
Pacer Developed Markets International Cash Cows 100 ETF - NAV	-4.48%	6.11%	6.14%
Pacer Developed Markets International Cash Cows 100 ETF - Market	-5.24%	5.67%	6.03%
Pacer Developed Markets International Cash Cows 100 Index(3)	-3.22%	7.42%	7.27%
FTSE Developed ex-US Index(3)	-7.93%	11.12%	4.63%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 16, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Cash Cows Growth ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 2, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Cash Cows Growth Index uses an objective, rules-based methodology to provide exposure to mid- and large-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”. The initial Index universe is derived from the component companies of the S&P 900® Pure Growth Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 50 companies with the highest free cash flow yield are included in the Index.

The S&P 900 Pure Growth Index is composed of companies found in the S&P 400 and S&P 500 Indices, including mid- and large-cap stocks based on growth potential with respect to sales, earnings relative to price, and momentum.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Since Inception(2)
Pacer US Cash Cows Growth ETF - NAV	-1.98%	13.45%
Pacer US Cash Cows Growth ETF - Market	-2.23%	13.40%
Pacer US Cash Cows Growth Index(3)	-1.78%	13.67%
S&P 900 Pure Growth Index(3)	-12.41%	10.11%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 2, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Emerging Markets Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 2, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Emerging Markets Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization companies in emerging markets with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows.” The initial index universe is derived from the component companies of the FTSE Emerging Markets Index. The Fund defines emerging markets countries as those countries included in the FTSE Emerging Markets Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), companies with a market capitalization of less than $2 billion, and companies whose average daily trading value (“ADTV”) for the prior 90 days does not exceed $5 million are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield (the “Top 100 Companies”) are included in the Index.

The FTSE Emerging Markets Index is comprised of all the countries that make up the advanced emerging markets and secondary emerging markets within the FTSE Global Equity Index Series.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Since Inception(2)
Pacer Emerging Markets Cash Cows 100 ETF - NAV	-10.67%	1.64%
Pacer Emerging Markets Cash Cows 100 ETF - Market	-10.91%	1.70%
Pacer Emerging Markets Cash Cows 100 Index(3)	-8.68%	3.66%
FTSE Emerging Markets Index(3)	-15.07%	3.15%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.70%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 2, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Cash Cows Fund of Funds ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 3, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Cash Cows Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 ETF	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 Index	S&P Small Cap 600® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index

The FTSE All World Developed Index is a market-capitalization weighted index representing the performance of large- and mid-cap stocks from the FTSE Global Equity Index Series.

Pacer Cash Cows Fund of Funds ETF

PERFORMANCE SUMMARY (Continued)
(Unaudited)

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Since Inception(2)
Pacer Cash Cows Fund of Funds ETF - NAV	2.29%	12.21%
Pacer Cash Cows Fund of Funds ETF - Market	1.94%	12.06%
Pacer Cash Cows Fund of Funds Index(3)	3.12%	12.90%
FTSE All World Developed Index(3)	-4.18%	10.23%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.15%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 3, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer WealthShield ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 11, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer WealthShield Index uses an objective, rules-based methodology to implement a trend-following strategy that directs some or all of the Index’s exposure to (i) U.S. equity securities or (ii) U.S. Treasury securities depending on the strength of the high-yield corporate (“junk”) bond market relative to U.S. Treasury bonds and the momentum of certain U.S. equity sectors or industries and of long-term U.S. Treasury bonds.

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Since Inception(2)
Pacer WealthShield ETF - NAV	-5.30%	7.42%	5.42%
Pacer WealthShield ETF - Market	-5.35%	7.37%	5.39%
Pacer WealthShield Index(3)	-5.40%	7.28%	5.65%
S&P 500® Total Return Index(3)	0.21%	13.85%	12.54%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 11, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 14, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Kelly Industrial Real Estate Index (formerly known as the Benchmark Industrial Real Estate SCTRSM Index) generally composed of the equity securities of developed markets companies that derive at least 85% of their earnings or revenues from real estate operations in the industrial real estate sector (“Industrial Companies”), including companies that derive at least 85% of their earnings or revenues from self-storage real estate operations (“SelfStorage Companies”).

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Since Inception(2)
Pacer Benchmark Industrial Real Estate SCTRSM ETF - NAV	14.88%	19.61%	20.32%
Pacer Benchmark Industrial Real Estate SCTRSM ETF - Market	15.00%	19.54%	20.31%
Kelly Industrial Real Estate Index(3)	15.72%	20.69%	21.27%
FTSE NAREIT All Equity REITS Total Return Index	10.15%	10.41%	12.25%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 14, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 15, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Kelly Data Center & Tech Infrastructure Index (formerly known as the Benchmark Data & Infrastructure Real Estate SCTRSM Index) is generally composed of equity securities of developed markets companies that derive at least 85% of their earnings or revenues from real estate operations in the data and infrastructure real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $500 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Since Inception(2)
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF - NAV	-1.63%	11.35%	13.10%
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF - Market	-2.04%	11.11%	12.96%
Kelly Data Center & Tech Infrastructure Index(3)	-0.99%	12.00%	13.94%
FTSE NAREIT All Equity REITS Total Return Index(3)	10.15%	10.41%	12.72%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 15, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on July 23, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The CFRA-Stovall Equal Weight Seasonal Rotation Index (formerly known as Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index) uses an objective, rules-based methodology to track the performance of a semi-annual rotation of certain sectors within the S&P 500 Equal Weight Index (“EWI”). The S&P 500 EWI is an equal-weighted version of the S&P 500®, which measures the performance of the large-cap segment of the U.S. equity market.

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Since Inception(2)
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF - NAV	-5.11%	8.76%	10.61%
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF - Market	-5.22%	8.64%	10.53%
CFRA-Stovall Equal Weight Seasonal Rotation Index(3)	-4.37%	9.89%	11.63%
S&P 500® Total Return Index(3)	0.21%	13.85%	12.76%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2021, as supplemented March 17, 2022 and December 3, 2021, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is July 23, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer CSOP FTSE China A50 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on March 10, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The FTSE China A50 Net Total Return Index® is comprised of the A-Shares issued by the 50 largest companies in the China A-Shares market. The Index is a free float-adjusted market capitalization-weighted index compiled and published by FTSE International Limited, which is not affiliated with the Fund, Pacer Advisors, Inc, CSOP Asset Management Limited (“CSOP” or “CSOP Sub-Adviser”) or the Fund’s distributor. The Index is a real-time, tradable index comprising of the largest 50 China A-Share companies by full market capitalization of the FTSE China A All Cap Free Index.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer CSOP FTSE China A50 ETF - NAV	-22.15%	2.15%	8.16%	4.97%
Pacer CSOP FTSE China A50 ETF - Market	-24.03%	1.20%	7.80%	4.64%
FTSE China A50 Net Total Return Index®(3)	-22.09%	2.71%	8.86%	5.36%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.70%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)

Inception date is March 10, 2015. The Fund is the successor to the investment performance of the CSOP FTSE China A50 ETF (the “Predecessor CSOP”) as a result of the reorganization of the Predecessor CSOP Fund into the Fund on January 23, 2020. Accordingly, the performance information shown in the chart and table above for periods prior to January 23, 2020 is that of the Predecessor CSOP Fund’s Shares for the Fund. The Predecessor CSOP Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer BioThreat Strategy ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 24, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The LifeSci BioThreat Strategy Index is generally composed of U.S.-listed stocks of companies whose products or services help protect against, endure, or recover from biological threats to human health. Companies helping to protect against such threats include those that conduct research to identify or anticipate such threats and those developing or producing the tools necessary to detect them. Companies helping to endure biological threats include those offering goods or services to help individuals, organizations, businesses, and governments adapt to requirements for social distancing or remote 2 connectivity. The Index Provider only includes those companies with a minimum market capitalization of $1 billion and a minimum average daily value traded for the last six moths of at least $2 million.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Since Inception(2)
Pacer BioThreat Strategy ETF - NAV	-4.41%	9.26%
Pacer BioThreat Strategy ETF - Market	-4.44%	9.22%
LifeSci BioThreat Strategy Index(3)	-3.68%	10.07%
S&P 500® Total Return Index(3)	0.21%	19.58%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated June 23, 2020, is 0.70%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 24, 2020.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Lunt Large Cap Alternator ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 24, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Lunt Capital U.S. Large Cap Equity Rotation Index uses an objective, rules-based methodology to provide exposure to large-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of one of two sub-indices, the S&P 500 Low Volatility Index and the S&P 500 High Beta Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the 100 components of the S&P 500 Index that most strongly exhibit a particular trait (e.g., low volatility or high beta). Each Sub-Index is composed of the 100 securities comprising the S&P 500 Index that most strongly exhibit the characteristic screened for by the Sub-Index.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Since Inception(2)
Pacer Lunt Large Cap Alternator ETF - NAV	6.97%	40.36%
Pacer Lunt Large Cap Alternator ETF - Market	6.80%	40.27%
Lunt Capital U.S. Large Cap Equity Rotation Index(3)	7.80%	41.70%
S&P 500® Total Return Index(3)	0.21%	19.58%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated June 23, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 24, 2020.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Lunt Midcap Multi-Factor Alternator ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 24, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Lunt Capital U.S. MidCap Multi-Factor Rotation Index uses an objective, rules-based methodology to provide exposure to mid-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of the highest and lowest quintile components of four factor-based indices of the S&P MidCap 400 Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the components of the S&P MidCap 400 Index that most strongly exhibit a particular factor. The four factor groups are Momentum, Quality, Value, and Volatility.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Since Inception(2)
Pacer Lunt Midcap Multi-Factor Alternator ETF - NAV	-12.66%	18.22%
Pacer Lunt Midcap Multi-Factor Alternator ETF - Market	-12.78%	18.18%
Lunt Capital U.S. MidCap Multi-Factor Rotation Index(3)	-12.41%	19.43%
S&P MidCap 400® Total Return Index(3)	-7.03%	23.62%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated June 23, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 24, 2020.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 24, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Lunt Capital U.S. Large Cap Multi-Factor Rotation Index uses an objective, rules-based methodology to provide exposure to large-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of the highest and lowest quintile components of four factor-based indices of the S&P 500 Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the components of the S&P 500 Index that most strongly exhibit a particular factor. The four factor groups are Momentum, Quality, Value, and Volatility.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Since Inception(2)
Pacer Lunt Large Cap Multi-Factor Alternator ETF - NAV	-2.58%	25.14%
Pacer Lunt Large Cap Multi-Factor Alternator ETF - Market	-2.52%	25.13%
Lunt Capital U.S. Large Cap Multi-Factor Rotation Index(3)	-1.72%	26.25%
S&P 500® Index(3)	0.21%	19.58%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated June 23, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 24, 2020.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Export Leaders ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on July 23, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Export Leaders Index uses an objective, rules-based methodology to measure the performance of an equal weight portfolio of approximately 100 large- and mid-capitalization U.S. companies with a high percentage of foreign sales and high free cash flow growth. Free cash flow is a company’s cash flow from operations minus its capital expenditures. Construction of the Index begins with an initial universe of the 200 companies across the S&P 900® Index (which is comprised of the S&P 500® Index (“S&P 500”) and S&P MidCap 400® Index (“S&P MidCap 400”)) that have the highest annual foreign sales as a percentage of total sales. The 200 companies are then narrowed to the 100 companies with the highest change in free cash flow growth over the past five years, and those 100 companies are equally weighted to create the Index. The Index is reconstituted and rebalanced to equal-weight quarterly.

The S&P 900® combines the S&P 500® and the S&P MidCap 400® to form an investable benchmark for the mid- to large-cap segment of the U.S. equity market.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	One Year	Three Year	Since Inception(2)
Pacer US Export Leaders ETF - NAV	-5.00%	14.35%	12.51%
Pacer US Export Leaders ETF - Market	-4.66%	14.31%	12.47%
Pacer US Export Leaders Index(3)	-4.49%	15.07%	13.24%
S&P 900 IndexTM(3)	-24.00%	13.60%	12.43%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is July 23, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Pacific Asset Floating Rate High Income ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on February 18, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The S&P/LSTA U.S. Leveraged Loan 100 Index is an index designed to reflect the performance of the largest facilities in the leveraged loan market.

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity marketcapitalization.

Annualized Returns(1)
(For the Periods Ended April 30, 2022)

	Ten Months	One Year	Three Year	Five Year	Since Inception(2)
Pacer Pacific Asset Floating Rate High Income ETF - NAV	0.34%	1.02%	2.66%	2.97%	2.97%
Pacer Pacific Asset Floating Rate High Income ETF - Market	0.47%	0.99%	2.72%	2.95%	3.00%
S&P/LSTA U.S. Leveraged Loan 100 Index (3)	1.04%	1.72%	3.06%	3.57%	3.52%
S&P 500® Index (3)	-2.62%	0.21%	13.85%	13.66%	11.97%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated October 25, 2021, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)

Inception date is February 18, 2015. The Fund is the successor to the investment performance of the Pacific Global Senior Loan ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor CSOP Fund into the Fund on October 22, 2021. Accordingly, the performance information shown in the chart and table above for periods prior to October 22, 2021 is that of the Predecessor Fund’s Shares for the Fund. The Predecessor Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on July 12, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Metaurus US Large Cap Dividend Multiplier Index - Series 300 has two components: (i) an S&P 500 Index component (the “S&P 500 Component”) and (ii) a dividend component (the “Dividend Component”) consisting of long positions in annual futures contracts that provide exposure to ordinary dividends paid on the common stocks of companies included in the S&P 500. The Dividend Component is designed to give the Fund exposure to approximately 300% of the ordinary dividends the Fund would otherwise have expected to receive from its investment in the S&P 500 Component. The Dividend Component consists of annual futures contracts whose value represents the market’s expectation of the amount of ordinary dividends to be paid by S&P 500 companies during the term of the futures contract.

The S&P 500 Total Return Index consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization.

Cumulative Returns(1)
(For the Periods Ended April 30, 2022)

Since Inception(2)
Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF - NAV	-5.21%
Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF - Market	-5.07%
Metaurus US Large Cap Dividend Multiplier Return Index – Series 300 (3)	-4.44%
S&P 500® Total Return Index (3)	-4.73%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated July 12, 2021, is 0.79%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is July 12, 2021.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on July 12, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Metaurus US Large Cap Dividend Multiplier Index - Series 400 has two components: (i) an S&P 500 Index component (the “S&P 500 Component”) and (ii) a dividend component (the “Dividend Component”) consisting of long positions in annual futures contracts that provide exposure to ordinary dividends paid on the common stocks of companies included in the S&P 500. The Dividend Component is designed to give the Fund exposure to approximately 400% of the ordinary dividends the Fund would otherwise have expected to receive from its investment in the S&P 500 Component. The Dividend Component consists of annual futures contracts whose value represents the market’s expectation of the amount of ordinary dividends to be paid by S&P 500 companies during the term of the futures contract.

The S&P 500 Total Return Index consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization.

Cumulative Returns(1)
(For the Periods Ended April 30, 2022)

Since Inception(2)
Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF - NAV	-5.00%
Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF - Market	-4.71%
Metaurus US Large Cap Dividend Multiplier Return Index – Series 400 (3)	-4.28%
S&P 500® Total Return Index (3)	-4.73%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated July 12, 2021, is 0.79%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is July 12, 2021.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Funds

EXPENSE EXAMPLE
For the Six-Months Ended April 30, 2022

As a shareholder of a Fund, you pay ongoing expenses, such as advisory fees, and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. You may pay brokerage commissions on your purchase and sale of Fund shares, which are not reflected in the following examples. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from a Fund’s actual return and the “Actual Expenses Paid During Period” show the dollar amount that would have been paid by an investor who started with $1,000 in a Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the column under the heading untitled “Actual Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s Annual Expense Ratio	Beginning Account Value 11/01/21	Ending Account Value 04/30/22	Expenses Paid During Period (a)
Pacer Trendpilot® US Large Cap ETF
Actual	0.60%	$1,000.00	$ 936.40	$ 2.88
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Trendpilot® US Mid Cap ETF
Actual	0.60%	$1,000.00	$ 954.80	$ 2.91
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Trendpilot® 100 ETF
Actual	0.65%	$1,000.00	$ 898.10	$ 3.06
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.57	$ 3.26
Pacer Trendpilot® European Index ETF
Actual	0.65%	$1,000.00	$ 898.80	$ 3.06
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.57	$ 3.26
Pacer Trendpilot® International ETF
Actual	0.65%	$1,000.00	$ 847.60	$ 2.98
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.57	$ 3.26
Pacer Trendpilot® US Bond ETF
Actual	0.60%	$1,000.00	$ 879.20	$ 2.80
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Trendpilot® Fund of Funds ETF
Actual	0.15%	$1,000.00	$ 899.50	$ 0.71
Hypothetical(b)	0.15%	$1,000.00	$ 1,024.05	$ 0.75
Pacer Global Cash Cows Dividend ETF
Actual	0.60%	$1,000.00	$ 1,109.40	$ 3.14
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01

Pacer Funds

EXPENSE EXAMPLE
For the Six-Months Ended April 30, 2022 (Continued)

	Fund’s Annual Expense Ratio	Beginning Account Value 11/01/21	Ending Account Value 04/30/22	Expenses Paid During Period (a)
Pacer U.S. Cash Cows 100 ETF
Actual	0.49%	$1,000.00	$ 1,074.20	$ 2.52
Hypothetical(b)	0.49%	$1,000.00	$ 1,022.36	$ 2.46
Pacer U.S. Small Cap Cash Cows 100 ETF
Actual	0.59%	$1,000.00	$ 907.60	$ 2.79
Hypothetical(b)	0.59%	$1,000.00	$ 1,021.87	$ 2.96
Pacer Developed Markets International Cash Cows 100 ETF
Actual	0.65%	$1,000.00	$ 974.30	$ 3.18
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.57	$ 3.26
Pacer US Cash Cows Growth ETF
Actual	0.60%	$1,000.00	$ 870.50	$ 2.78
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Emerging Markets Cash Cows 100 ETF
Actual	0.70%	$1,000.00	$ 942.80	$ 3.37
Hypothetical(b)	0.70%	$1,000.00	$ 1,021.32	$ 3.51
Pacer Cash Cows Fund of Funds ETF
Actual	0.15%	$1,000.00	$ 982.00	$ 0.74
Hypothetical(b)	0.15%	$1,000.00	$ 1,024.05	$ 0.75
Pacer WealthShield ETF
Actual	0.60%	$1,000.00	$ 883.20	$ 2.80
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Benchmark Industrial Real Estate SCTRSM ETF
Actual	0.60%	$1,000.00	$ 970.20	$ 2.93
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF
Actual	0.60%	$1,000.00	$ 926.90	$ 2.87
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
Actual	0.60%	$1,000.00	$ 916.10	$ 2.85
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer CSOP FTSE China A50 ETF
Actual	0.70%	$1,000.00	$ 824.00	$ 3.17
Hypothetical(b)	0.70%	$1,000.00	$ 1,021.32	$ 3.51
Pacer BioThreat Strategy ETF
Actual	0.70%	$1,000.00	$ 827.70	$ 3.17
Hypothetical(b)	0.70%	$1,000.00	$ 1,021.32	$ 3.51
Pacer Lunt Large Cap Alternator ETF
Actual	0.60%	$1,000.00	$ 998.70	$ 2.97
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Lunt Midcap Multi-Factor Alternator ETF
Actual	0.60%	$1,000.00	$ 892.10	$ 2.81
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Lunt Large Cap Multi-Factor Alternator ETF
Actual	0.60%	$1,000.00	$ 875.70	$ 2.79
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer US Export Leaders ETF
Actual	0.60%	$1,000.00	$ 867.40	$ 2.78
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01

Pacer Funds

EXPENSE EXAMPLE
For the Six-Months Ended April 30, 2022 (Continued)

	Fund’s Annual Expense Ratio	Beginning Account Value 11/01/21	Ending Account Value 04/30/22	Expenses Paid During Period (a)
Pacer Pacific Asset Floating Rate High Income ETF
Actual	0.60%	$1,000.00	$ 993.60	$ 2.97
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Metarus US Large Cap Target Dividend 300 ETF
Actual	0.79%	$1,000.00	$ 903.10	$ 3.73
Hypothetical(b)	0.79%	$1,000.00	$ 1,020.88	$ 3.96
Pacer Metarus US Large Cap Target Dividend 400 ETF
Actual	0.79%	$1,000.00	$ 906.10	$ 3.73
Hypothetical(b)	0.79%	$1,000.00	$ 1,020.88	$ 3.96

(a)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period and divided by the number of days in the most recent twelve-month period (365).

(b)	Assumes 5% return before expenses.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 64.6%

Money Market Deposit Accounts — 16.5%
U.S. Bank Money Market Deposit Account, 0.13% (b)	$303,238,097	$303,238,097

U.S. Treasury Bills — 48.1%
United States Treasury Bill, 0.00%, 07/21/2022	887,000,000	885,388,126
TOTAL SHORT-TERM INVESTMENTS (Cost $1,188,651,477)		1,188,626,223

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 0.5%
Mount Vernon Liquid Assets Portfolio, LLC, 0.45% (b)	9,260,305	9,260,305
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $9,260,305)		9,260,305

Total Investments (Cost $1,197,911,782) — 65.1%		1,197,886,528
Other Assets in Excess of Liabilities — 34.9%		643,356,549
TOTAL NET ASSETS — 100.0%		$1,841,243,077

Percentages are stated as a percent of net assets.

(a)	Due to settlement of open trades, there are no positions in the portfolio on loan as of April 30, 2022. The total value of securities on loan is $8,697,806 or 0.5% of net assets.
(b)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.0%

Money Market Deposit Accounts — 63.8%
U.S. Bank Money Market Deposit Account, 0.13% (a)	$282,122,221	$282,122,221

U.S. Treasury Bills — 36.2%
United States Treasury Bill, 0.00%, 05/19/2022	160,000,000	159,984,133
TOTAL SHORT-TERM INVESTMENTS (Cost $442,093,421)		442,106,354

Total Investments (Cost $442,093,421) — 100.0%		442,106,354
Liabilities in Excess of Other Assets — 0.0% (b)		(212,828)
TOTAL NET ASSETS — 100.0%		$441,893,526

Percentages are stated as a percent of net assets.

(a)	The rate shown is as of April 30, 2022.
(b)	Less than 0.05%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.1%

Money Market Deposit Accounts — 2.3%
U.S. Bank Money Market Deposit Account, 0.13% (b)	$15,943,812	$15,943,812

U.S. Treasury Bills — 97.8%
United States Treasury Bill, 0.00%, 07/21/2022	324,000,000	323,411,221
United States Treasury Bill, 0.00%, 06/16/2022 (a)	350,000,000	349,807,391
		673,218,612
TOTAL SHORT-TERM INVESTMENTS (Cost $689,180,896)		689,162,424

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 14.8%
Mount Vernon Liquid Assets Portfolio, LLC, 0.45% (b)	102,000,000	102,000,000
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $102,000,000)		102,000,000

Total Investments (Cost $791,180,896) — 114.9%		791,162,424
Liabilities in Excess of Other Assets — (14.9)%		(102,346,540)
TOTAL NET ASSETS — 100.0%		$688,815,884

Percentages are stated as a percent of net assets.

(a)	Due to settlement of open trades, there are no positions in the portfolio on loan as of April 30, 2022. The total value of securities on loan is $99,945,000 or 14.5% of net assets.
(b)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 0.1%

Greece — 0.0%(d)
FF Group (a) (b)	1,259	$6,376

Netherlands — 0.0%(d)
Iveco Group NV (b)	844	5,029

United Kingdom — 0.1%
TechnipFMC PLC (a) (b)	3,996	27,654
TOTAL COMMON STOCKS (Cost $58,227)		39,059

	Principal Amount
SHORT-TERM INVESTMENTS- 99.1%

Money Market Deposit Accounts — 12.1%
U.S. Bank Money Market Deposit Account, 0.13% (c)	$5,551,951	5,551,951

U.S. Treasury Bills — 87.0%
United States Treasury Bill, 0.00%, 06/02/2022	20,000,000	19,994,442
United States Treasury Bill, 0.00%, 06/09/2022	20,000,000	19,991,001
		39,985,443
TOTAL SHORT-TERM INVESTMENTS (Cost $45,537,782)		45,537,394

Total Investments (Cost $45,596,009) — 99.2%		45,576,453
Other Assets in Excess of Liabilities — 0.8%		348,364
TOTAL NET ASSETS — 100.0%		$45,924,817

Percentages are stated as a percent of net assets.

(a)	Value determined using significant unobservable inputs.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2022.
(d)	Less than 0.05%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® International ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 0.0%(d)

Germany — 0.0%(d)
Allianz SE - ADR	1	$22

Israel — 0.0%(d)
Isracard Ltd.	1	4

Netherlands — 0.0%(d)
Iveco Group NV (b)	1,975	11,768
Iveco Group NV (b)	1,529	8,942
		20,710
United States — 0.0%(d)
Block, Inc. (b)	0	39
TOTAL COMMON STOCKS (Cost $26,164)		20,775

PREFERRED STOCKS — 0.0%(d)

Bermuda — 0.0%(d)
Brookfield Property Preferred LP (b)	31	647
TOTAL PREFERRED STOCKS (Cost $778)		647

	Principal Amount
SHORT-TERM INVESTMENTS- 51.2%

Money Market Deposit Accounts — 5.3%
U.S. Bank Money Market Deposit Account, 0.13% (c)	$6,965,347	6,965,347

U.S. Treasury Bills — 45.9%
United States Treasury Bill, 0.00%, 07/21/2022	60,000,000	59,890,967
TOTAL SHORT-TERM INVESTMENTS (Cost $66,853,972)		66,856,314

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 3.0%
Mount Vernon Liquid Assets Portfolio, LLC, 0.45% (c)	3,876,193	$3,876,193
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,876,193)		3,876,193

Total Investments (Cost $70,757,107) — 54.2%		70,753,929
Other Assets in Excess of Liabilities — 45.8%		59,772,937
TOTAL NET ASSETS — 100.0%		$130,526,866

Percentages are stated as a percent of net assets.

  ADR American Depositary Receipt

(a)	Due to settlement of open trades, there are no positions in the portfolio on loan as of April 30, 2022. The total value of securities on loan is $3,781,664 or 2.9% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2022.
(d)	Less than 0.05%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Principal Amount	Value
CORPORATE BONDS — 98.7%

Accommodation and Food Services — 0.0% (a)
Resorts World Las Vegas LLC
4.625%, 04/06/2031	$320,000	$273,842

Advertising — 0.9%
Advantage Sales & Marketing, Inc.
6.500%, 11/15/2028 (b)	995,000	905,485
Clear Channel Outdoor Holdings, Inc.
5.125%, 08/15/2027 (b)	1,640,000	1,543,281
7.750%, 04/15/2028 (b)	895,000	844,692
7.500%, 06/01/2029 (b)	300,000	283,494
Lamar Media Corp.
4.875%, 01/15/2029	615,000	587,365
4.000%, 02/15/2030	965,000	865,986
National CineMedia LLC
5.875%, 04/15/2028 (b)(c)	875,000	753,515
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.625%, 03/15/2030 (b)	1,080,000	962,496
Stagwell Global LLC
5.625%, 08/15/2029 (b)	1,155,000	1,021,170
Terrier Media Buyer, Inc.
8.875%, 12/15/2027 (b)	860,000	842,847
		8,610,331
Aerospace/Defense — 1.9%
Bombardier, Inc.
7.500%, 12/01/2024 (b)	1,595,000	1,589,410
7.125%, 06/15/2026 (b)	1,900,000	1,750,289
Hexcel Corp.
4.950%, 08/15/2025	1,275,000	1,292,687
Howmet Aerospace, Inc.
5.125%, 10/01/2024	235,000	239,412
6.875%, 05/01/2025	345,000	365,295
6.750%, 01/15/2028	695,000	737,555
3.000%, 01/15/2029	605,000	528,749
5.950%, 02/01/2037	680,000	688,265
Spirit AeroSystems, Inc.
5.500%, 01/15/2025 (b)	2,250,000	2,246,602
4.600%, 06/15/2028 (c)	730,000	630,954
TransDigm, Inc.
6.250%, 03/15/2026 (b)	2,645,000	2,638,030
6.375%, 06/15/2026	1,245,000	1,230,963
5.500%, 11/15/2027	1,815,000	1,666,660
4.625%, 01/15/2029	1,120,000	975,901
4.875%, 05/01/2029	740,000	649,650
Triumph Group, Inc.
6.250%, 09/15/2024 (b)	705,000	679,557
7.750%, 08/15/2025 (c)	320,000	311,646
		18,221,625

	Principal Amount	Value
Agriculture — 0.1%
Turning Point Brands, Inc.
5.625%, 02/15/2026 (b)	$655,000	$624,441
Vector Group Ltd.
5.750%, 02/01/2029 (b)	680,000	597,825
		1,222,266
Airlines — 1.2%
Air Canada
3.875%, 08/15/2026 (b)	105,000	97,206
American Airlines Group, Inc.
3.750%, 03/01/2025 (b)(c)	760,000	679,421
American Airlines Inc/AAdvantage Loyalty IP Ltd.
5.500%, 04/20/2026 (b)	2,405,000	2,386,758
5.750%, 04/20/2029 (b)	1,215,000	1,172,718
American Airlines, Inc.
11.750%, 07/15/2025 (b)	1,430,000	1,647,260
Delta Air Lines, Inc.
7.375%, 01/15/2026	695,000	740,988
4.375%, 04/19/2028 (c)	450,000	421,740
3.750%, 10/28/2029 (c)	565,000	499,344
Hawaiian Brand Intellectual Property Ltd / HawaiianMiles Loyalty Ltd.
5.750%, 01/20/2026 (b)(c)	625,000	607,625
Spirit Loyalty Cayman Ltd / Spirit IP Cayman Ltd.
8.000%, 09/20/2025 (b)	710,000	750,697
United Airlines Holdings, Inc.
4.875%, 01/15/2025 (c)	545,000	526,576
United Airlines, Inc.
4.375%, 04/15/2026 (b)	1,195,000	1,154,968
4.625%, 04/15/2029 (b)	1,125,000	1,033,813
		11,719,114
Apparel — 0.3%
Crocs, Inc.
4.250%, 03/15/2029 (b)	200,000	170,240
Hanesbrands, Inc.
4.625%, 05/15/2024 (b)	365,000	364,996
4.875%, 05/15/2026 (b)	695,000	680,190
Kontoor Brands, Inc.
4.125%, 11/15/2029 (b)	440,000	382,457
Levi Strauss & Co.
3.500%, 03/01/2031 (b)	505,000	437,631
The William Carter Co.
5.625%, 03/15/2027 (b)	560,000	558,818
Under Armour, Inc.
3.250%, 06/15/2026	340,000	313,318
Wolverine World Wide, Inc.
4.000%, 08/15/2029 (b)(c)	295,000	251,095
		3,158,745

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Auto Manufacturers — 2.1%
Allison Transmission, Inc.
5.875%, 06/01/2029 (b)	$1,195,000	$1,181,365
3.750%, 01/30/2031 (b)	1,170,000	1,013,957
Ford Motor Co.
9.000%, 04/22/2025	3,920,000	4,376,601
4.346%, 12/08/2026 (c)	3,815,000	3,666,692
6.625%, 10/01/2028	360,000	373,566
9.625%, 04/22/2030	335,000	409,980
7.450%, 07/16/2031	640,000	696,947
3.250%, 02/12/2032	1,155,000	940,326
4.750%, 01/15/2043	1,000,000	806,935
5.291%, 12/08/2046	635,000	545,713
Ford Motor Credit Co. LLC
2.700%, 08/10/2026	870,000	776,675
JB Poindexter & Co, Inc.
7.125%, 04/15/2026 (b)	3,015,000	3,024,437
PM General Purchaser LLC
9.500%, 10/01/2028 (b)	1,480,000	1,430,139
Wabash National Corp.
4.500%, 10/15/2028 (b)	615,000	515,524
		19,758,857
Auto Parts & Equipment — 2.0%
American Axle & Manufacturing, Inc.
6.500%, 04/01/2027 (c)	985,000	919,079
6.875%, 07/01/2028 (c)	615,000	580,452
5.000%, 10/01/2029 (c)	965,000	832,313
Clarios Global LP
6.750%, 05/15/2025 (b)	4,190,000	4,279,436
Clarios Global LP / Clarios US Finance Co.
8.500%, 05/15/2027 (b)	1,325,000	1,325,848
Dana, Inc.
5.375%, 11/15/2027	1,255,000	1,188,303
Dealer Tire LLC / DT Issuer LLC
8.000%, 02/01/2028 (b)	395,000	386,914
Dornoch Debt Merger Sub, Inc.
6.625%, 10/15/2029 (b)	870,000	714,487
Real Hero Merger Sub 2, Inc.
6.250%, 02/01/2029 (b)	660,000	536,092
Tenneco, Inc.
7.875%, 01/15/2029 (b)	1,765,000	1,785,703
5.125%, 04/15/2029 (b)	1,305,000	1,264,800
The Goodyear Tire & Rubber Co.
5.250%, 04/30/2031 (c)	325,000	282,955
5.625%, 04/30/2033	250,000	215,651
5.000%, 05/31/2026 (c)	1,905,000	1,838,430
4.875%, 03/15/2027	1,220,000	1,139,394

	Principal Amount	Value
Auto Parts & Equipment — 2.0% (Continued)
Titan International, Inc.
7.000%, 04/30/2028	$1,090,000	$1,069,552
Wheel Pros, Inc.
6.500%, 05/15/2029 (b)	595,000	452,979
		18,812,388
Banks — 1.2%
Freedom Mortgage Corp.
8.125%, 11/15/2024 (b)	1,190,000	1,154,300
8.250%, 04/15/2025 (b)	945,000	908,480
7.625%, 05/01/2026 (b)	930,000	847,467
6.625%, 01/15/2027 (b)	850,000	736,959
Texas Capital Bancshares, Inc.
4.000%, 05/06/2031	7,840,000	7,523,125
		11,170,331
Beverages — 0.1%
Primo Water Holdings, Inc.
4.375%, 04/30/2029 (b)	795,000	691,813
Triton Water Holdings, Inc.
6.250%, 04/01/2029 (b)	780,000	649,233
		1,341,046
Biotechnology — 0.1%
Emergent BioSolutions, Inc.
3.875%, 08/15/2028 (b)	655,000	557,081

Building Materials — 0.9%
Cornerstone Building Brands, Inc.
6.125%, 01/15/2029 (b)	545,000	454,129
CP Atlas Buyer, Inc.
7.000%, 12/01/2028 (b)	825,000	690,187
Eco Material Technologies, Inc.
7.875%, 01/31/2027 (b)	640,000	620,432
Griffon Corp.
5.750%, 03/01/2028	890,000	796,020
JELD-WEN, Inc.
4.625%, 12/15/2025 (b)	925,000	873,061
Koppers, Inc.
6.000%, 02/15/2025 (b)	830,000	804,245
Masonite International Corp.
5.375%, 02/01/2028 (b)	740,000	709,901
New Enterprise Stone & Lime Co, Inc.
9.750%, 07/15/2028 (b)	325,000	320,434
Standard Industries Inc/NJ
5.000%, 02/15/2027 (b)	580,000	550,232
4.750%, 01/15/2028 (b)	955,000	879,956
4.375%, 07/15/2030 (b)	1,265,000	1,056,275
Summit Materials LLC / Summit Materials Finance Corp.
5.250%, 01/15/2029 (b)	620,000	582,391

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Building Materials — 0.9% (Continued)
Victors Merger Corp.
6.375%, 05/15/2029 (b)	$655,000	$398,800
		8,736,063
Chemicals — 2.2%
Ashland LLC
3.375%, 09/01/2031 (b)	715,000	619,594
The Chemours Co.
5.750%, 11/15/2028 (b)	805,000	755,645
4.625%, 11/15/2029 (b)	660,000	572,600
CVR Partners LP / CVR Nitrogen Finance Corp.
6.125%, 06/15/2028 (b)	505,000	495,617
Diamond BC BV
4.625%, 10/01/2029 (b)(c)	510,000	439,385
Element Solutions, Inc.
3.875%, 09/01/2028 (b)(c)	610,000	546,072
EverArc Escrow Sarl
5.000%, 10/30/2029 (b)	650,000	570,785
HB Fuller Co.
4.250%, 10/15/2028	505,000	452,657
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.000%, 07/01/2028 (b)	345,000	328,174
Ingevity Corp.
3.875%, 11/01/2028 (b)(c)	615,000	551,261
LSF11 A5 HoldCo LLC
6.625%, 10/15/2029 (b)	375,000	327,143
Methanex Corp.
4.250%, 12/01/2024	1,220,000	1,202,247
5.125%, 10/15/2027	1,190,000	1,143,852
Minerals Technologies, Inc.
5.000%, 07/01/2028 (b)	460,000	430,360
NOVA Chemicals Corp.
4.875%, 06/01/2024 (b)	1,610,000	1,589,947
5.000%, 05/01/2025 (b)	45,000	44,607
5.250%, 06/01/2027 (b)	1,475,000	1,406,693
4.250%, 05/15/2029 (b)(c)	1,335,000	1,157,158
Nufarm Australia Ltd / Nufarm Americas, Inc.
5.000%, 01/27/2030 (b)	1,060,000	1,003,248
Olin Corp.
5.625%, 08/01/2029	565,000	557,127
5.000%, 02/01/2030	340,000	322,488
Polar US Borrower LLC / Schenectady International Group, Inc.
6.750%, 05/15/2026 (b)	450,000	367,576
Rayonier AM Products, Inc.
7.625%, 01/15/2026 (b)(c)	865,000	822,818
SCIH Salt Holdings, Inc.
4.875%, 05/01/2028 (b)	155,000	136,140

	Principal Amount	Value
Chemicals — 2.2% (Contiued)
6.625%, 05/01/2029 (b)(c)	$930,000	$742,865
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.
5.125%, 04/01/2029 (b)	550,000	484,704
Tronox, Inc.
4.625%, 03/15/2029 (b)	910,000	815,524
Unifrax Escrow Issuer Corp.
7.500%, 09/30/2029 (b)(c)	815,000	676,637
Valvoline, Inc.
4.250%, 02/15/2030 (b)	455,000	395,543
3.625%, 06/15/2031 (b)	570,000	464,179
Venator Finance Sarl / Venator Materials LLC
5.750%, 07/15/2025 (b)(c)	345,000	283,386
WR Grace Holdings LLC
5.625%, 10/01/2024 (b)	150,000	150,563
4.875%, 06/15/2027 (b)	405,000	381,287
5.625%, 08/15/2029 (b)	980,000	837,312
		21,075,194
Coal — 0.2%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp.
7.500%, 05/01/2025 (b)	695,000	697,755
SunCoke Energy, Inc.
4.875%, 06/30/2029 (b)	495,000	444,426
Warrior Met Coal, Inc.
7.875%, 12/01/2028 (b)	330,000	345,746
		1,487,927
Commercial Services — 5.1%
The ADT Security Corp.
4.125%, 08/01/2029 (b)	630,000	535,982
Adtalem Global Education, Inc.
5.500%, 03/01/2028 (b)	790,000	732,172
Allied Universal Holdco LLC / Allied Universal Finance Corp.
6.625%, 07/15/2026 (b)	950,000	917,852
9.750%, 07/15/2027 (b)	1,285,000	1,248,930
AMN Healthcare, Inc.
4.625%, 10/01/2027 (b)(c)	995,000	956,379
APX Group, Inc.
5.750%, 07/15/2029 (b)(c)	865,000	709,841
ASGN, Inc.
4.625%, 05/15/2028 (b)	355,000	330,276
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.750%, 07/15/2027 (b)	655,000	641,058
5.375%, 03/01/2029 (b)(c)	775,000	727,481
Block, Inc.
2.750%, 06/01/2026 (b)	370,000	337,866
3.500%, 06/01/2031 (b)	840,000	704,844

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Commercial Services — 5.1% (Continued)
The Brink’s Co.
4.625%, 10/15/2027 (b)	$680,000	$645,150
CoreCivic, Inc.
8.250%, 04/15/2026	940,000	967,335
CoreLogic, Inc.
4.500%, 05/01/2028 (b)(c)	710,000	630,075
CoStar Group, Inc.
2.800%, 07/15/2030 (b)	1,030,000	899,631
CPI CG, Inc.
8.625%, 03/15/2026 (b)	480,000	465,288
Deluxe Corp.
8.000%, 06/01/2029 (b)	560,000	532,020
Garda World Security Corp.
4.625%, 02/15/2027 (b)	1,790,000	1,627,763
9.500%, 11/01/2027 (b)	330,000	324,682
Gartner, Inc.
4.500%, 07/01/2028 (b)	325,000	311,935
3.625%, 06/15/2029 (b)	370,000	331,648
3.750%, 10/01/2030 (b)	590,000	527,062
GXO Logistics, Inc.
2.650%, 07/15/2031 (b)	1,725,000	1,417,795
HealthEquity, Inc.
4.500%, 10/01/2029 (b)	15,000	13,725
The Hertz Corp.
5.000%, 12/01/2029 (b)	545,000	476,216
Korn Ferry
4.625%, 12/15/2027 (b)	325,000	308,323
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc.
5.000%, 02/01/2026 (b)	490,000	460,455
Metis Merger Sub LLC
6.500%, 05/15/2029 (b)	690,000	601,200
MPH Acquisition Holdings LLC
5.500%, 09/01/2028 (b)	640,000	593,882
5.750%, 11/01/2028 (b)(c)	810,000	705,279
NESCO Holdings II, Inc.
5.500%, 04/15/2029 (b)	770,000	726,699
The Nielsen Co. Luxembourg SARL
5.000%, 02/01/2025 (b)	465,000	466,162
Nielsen Finance LLC / Nielsen Finance Co.
5.625%, 10/01/2028 (b)(c)	660,000	640,507
5.875%, 10/01/2030 (b)(c)	800,000	771,384
4.750%, 07/15/2031 (b)	435,000	411,751
PECF USS Intermediate Holding III Corp.
8.000%, 11/15/2029 (b)	480,000	445,198
Prime Security Services Borrower LLC / Prime Finance, Inc.

	Principal Amount	Value
Commercial Services — 5.1% (Continued)
5.250%, 04/15/2024 (b)	$495,000	$495,010
5.750%, 04/15/2026 (b)	740,000	710,755
3.375%, 08/31/2027 (b)	840,000	720,716
6.250%, 01/15/2028 (b)(c)	1,045,000	937,940
PROG Holdings, Inc.
6.000%, 11/15/2029 (b)	665,000	588,508
Rent-A-Center Inc/TX
6.375%, 02/15/2029 (b)(c)	590,000	514,734
Ritchie Bros Auctioneers, Inc.
5.375%, 01/15/2025 (b)	6,540,000	6,565,539
RR Donnelley & Sons Co.
6.125%, 11/01/2026 (b)	785,000	765,375
Sabre GLBL, Inc.
7.375%, 09/01/2025 (b)	2,505,000	2,535,022
Service Corp. International/US
3.375%, 08/15/2030 (c)	640,000	551,440
4.000%, 05/15/2031	845,000	761,810
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc.
4.625%, 11/01/2026 (b)(c)	510,000	488,909
StoneMor, Inc.
8.500%, 05/15/2029 (b)	265,000	256,737
Team Health Holdings, Inc.
6.375%, 02/01/2025 (b)(c)	1,110,000	947,663
The ADT Security Corp.
4.125%, 06/15/2023	2,745,000	2,732,085
4.875%, 07/15/2032 (b)	630,000	534,379
TriNet Group, Inc.
3.500%, 03/01/2029 (b)	545,000	494,694
United Rentals North America, Inc.
4.875%, 01/15/2028	800,000	779,336
5.250%, 01/15/2030	380,000	370,080
4.000%, 07/15/2030	410,000	368,277
3.875%, 02/15/2031	865,000	764,141
3.750%, 01/15/2032	655,000	570,836
WASH Multifamily Acquisition, Inc.
5.750%, 04/15/2026 (b)	465,000	452,912
WW International, Inc.
4.500%, 04/15/2029 (b)(c)	610,000	483,431
ZipRecruiter, Inc.
5.000%, 01/15/2030 (b)	485,000	454,120
		47,988,295
Computers — 1.2%
Ahead DB Holdings LLC
6.625%, 05/01/2028 (b)	595,000	524,376
Booz Allen Hamilton, Inc.
3.875%, 09/01/2028 (b)	255,000	235,226

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Computers — 1.2% (Continued)
Conduent Business Services LLC / Conduent State & Local Solutions, Inc.
6.000%, 11/01/2029 (b)	$845,000	$778,473
Dell, Inc.
6.500%, 04/15/2038	500,000	513,630
Diebold Nixdorf, Inc.
8.500%, 04/15/2024 (c)	690,000	449,469
NCR Corp.
6.125%, 09/01/2029 (b)	1,320,000	1,265,537
5.250%, 10/01/2030 (b)	965,000	913,064
Presidio Holdings, Inc.
8.250%, 02/01/2028 (b)	395,000	384,122
Seagate HDD Cayman
4.875%, 03/01/2024	150,000	150,936
4.091%, 06/01/2029	1,055,000	937,800
4.125%, 01/15/2031	565,000	496,641
Tempo Acquisition LLC / Tempo Acquisition Finance Corp.
5.750%, 06/01/2025 (b)	1,070,000	1,082,139
Unisys Corp.
6.875%, 11/01/2027 (b)	900,000	904,379
Vericast Corp.
11.000%, 09/15/2026 (b)	905,000	850,139
Virtusa Corp.
7.125%, 12/15/2028 (b)	225,000	202,800
Western Digital Corp.
4.750%, 02/15/2026	1,160,000	1,152,866
3.100%, 02/01/2032	995,000	830,178
		11,671,775
Cosmetics/Personal Care — 0.3%
Coty, Inc.
6.500%, 04/15/2026 (b)(c)	540,000	524,648
5.000%, 04/15/2026 (b)	890,000	841,695
Edgewell Personal Care Co.
5.500%, 06/01/2028 (b)	640,000	620,128
4.125%, 04/01/2029 (b)	605,000	537,751
		2,524,222
Distribution/Wholesale — 0.6%
American Builders & Contractors Supply Co, Inc.
4.000%, 01/15/2028 (b)	475,000	443,607
3.875%, 11/15/2029 (b)	405,000	358,354
Avient Corp.
5.750%, 05/15/2025 (b)	430,000	434,881
BCPE Empire Holdings, Inc.
7.625%, 05/01/2027 (b)	795,000	746,092
H&E Equipment Services, Inc.
3.875%, 12/15/2028 (b)	980,000	854,785

	Principal Amount	Value
Distribution/Wholesale — 0.6% (Continued)
IAA, Inc.
5.500%, 06/15/2027 (b)	$325,000	$318,063
KAR Auction Services, Inc.
5.125%, 06/01/2025 (b)	310,000	313,856
Resideo Funding, Inc.
4.000%, 09/01/2029 (b)	205,000	182,740
Ritchie Bros Holdings, Inc.
4.750%, 12/15/2031 (b)(c)	1,155,000	1,156,779
Univar Solutions USA Inc./Washington
5.125%, 12/01/2027 (b)	455,000	436,704
		5,245,861
Diversified Financial Services — 4.1%
AG Issuer LLC
6.250%, 03/01/2028 (b)	535,000	523,693
Ally Financial, Inc.
5.750%, 11/20/2025	6,650,000	6,823,528
Aretec Escrow Issuer, Inc.
7.500%, 04/01/2029 (b)	375,000	349,693
Armor Holdco, Inc.
8.500%, 11/15/2029 (b)	695,000	672,882
Brightsphere Investment Group, Inc.
4.800%, 07/27/2026	500,000	465,972
Castlelake Aviation Finance DAC
5.000%, 04/15/2027 (b)(c)	295,000	265,904
Cobra AcquisitionCo LLC
6.375%, 11/01/2029 (b)	495,000	379,311
Coinbase Global, Inc.
3.375%, 10/01/2028 (b)	750,000	583,661
3.625%, 10/01/2031 (b)	870,000	646,510
Credit Acceptance Corp.
5.125%, 12/31/2024 (b)	765,000	756,853
Curo Group Holdings Corp.
7.500%, 08/01/2028 (b)	515,000	429,430
Enact Holdings, Inc.
6.500%, 08/15/2025 (b)	755,000	754,653
Enova International, Inc.
8.500%, 09/15/2025 (b)	25,000	24,909
goeasy Ltd.
5.375%, 12/01/2024 (b)	1,560,000	1,531,982
LD Holdings Group LLC
6.500%, 11/01/2025 (b)	590,000	487,526
LFS Topco LLC
5.875%, 10/15/2026 (b)	475,000	440,254
LPL Holdings, Inc.
4.625%, 11/15/2027 (b)	480,000	456,000
4.000%, 03/15/2029 (b)	485,000	442,002
4.375%, 05/15/2031 (b)	475,000	434,447

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Diversified Financial Services — 4.1% (Continued)
Mexico Remittances Funding Fiduciary Estate Management Sarl
4.875%, 01/15/2028 (b)	$290,000	$242,179
Nationstar Mortgage Holdings, Inc.
6.000%, 01/15/2027 (b)	505,000	490,512
5.500%, 08/15/2028 (b)	685,000	624,261
5.750%, 11/15/2031 (b)(c)	845,000	751,082
Navient Corp.
6.125%, 03/25/2024	325,000	327,260
6.750%, 06/25/2025	385,000	384,794
6.750%, 06/15/2026	475,000	467,588
5.000%, 03/15/2027	555,000	506,271
4.875%, 03/15/2028	780,000	685,831
5.625%, 08/01/2033	620,000	490,990
NFP Corp.
4.875%, 08/15/2028 (b)	2,745,000	2,501,711
OneMain Finance Corp.
5.625%, 03/15/2023	885,000	894,965
6.125%, 03/15/2024	475,000	477,344
6.875%, 03/15/2025	760,000	767,133
7.125%, 03/15/2026	1,235,000	1,252,586
6.625%, 01/15/2028	810,000	800,361
3.875%, 09/15/2028 (c)	495,000	421,386
5.375%, 11/15/2029	670,000	604,179
4.000%, 09/15/2030	490,000	401,750
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc.
6.375%, 02/01/2027 (b)	540,000	548,829
PennyMac Financial Services, Inc.
5.375%, 10/15/2025 (b)	280,000	265,150
4.250%, 02/15/2029 (b)	545,000	439,115
5.750%, 09/15/2031 (b)	490,000	402,655
PHH Mortgage Corp.
7.875%, 03/15/2026 (b)	590,000	530,301
PRA Group, Inc.
5.000%, 10/01/2029 (b)(c)	535,000	495,766
Provident Funding Associates LP / PFG Finance Corp.
6.375%, 06/15/2025 (b)	635,000	624,948
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
2.875%, 10/15/2026 (b)	660,000	584,836
3.625%, 03/01/2029 (b)(c)	605,000	518,077
3.875%, 03/01/2031 (b)	940,000	794,582
4.000%, 10/15/2033 (b)	660,000	530,029
SLM Corp.
3.125%, 11/02/2026	750,000	685,095

	Principal Amount	Value
Diversified Financial Services — 4.1% (Continued)
United Wholesale Mortgage LLC
5.500%, 11/15/2025 (b)(c)	$575,000	$529,175
5.750%, 06/15/2027 (b)(c)	440,000	382,525
5.500%, 04/15/2029 (b)	605,000	503,224
VistaJet Malta Finance PLC / XO Management Holding, Inc.
6.375%, 02/01/2030 (b)	770,000	674,643
World Acceptance Corp.
7.000%, 11/01/2026 (b)	475,000	412,697
		38,483,040
Electric — 2.2%
The AES Corp.
3.950%, 07/15/2030 (b)(c)	880,000	827,125
American Electric Power Co, Inc.
3.875%, 02/15/2062	1,785,000	1,601,883
Calpine Corp.
4.500%, 02/15/2028 (b)	485,000	449,692
4.625%, 02/01/2029 (b)	415,000	362,641
5.000%, 02/01/2031 (b)	705,000	602,081
3.750%, 03/01/2031 (b)	660,000	557,093
Clearway Energy Operating LLC
4.750%, 03/15/2028 (b)	435,000	411,773
3.750%, 02/15/2031 (b)	980,000	844,295
CMS Energy Corp.
4.750%, 06/01/2050	215,000	206,937
3.750%, 12/01/2050	795,000	669,788
DPL, Inc.
4.125%, 07/01/2025	150,000	144,219
4.350%, 04/15/2029	490,000	449,041
FirstEnergy Corp.
2.650%, 03/01/2030	555,000	471,550
2.250%, 09/01/2030	155,000	129,674
7.375%, 11/15/2031	845,000	972,701
5.350%, 07/15/2047	795,000	744,307
3.400%, 03/01/2050	495,000	369,592
FirstEnergy Transmission LLC
4.350%, 01/15/2025 (b)	1,085,000	1,084,413
Leeward Renewable Energy Operations LLC
4.250%, 07/01/2029 (b)	290,000	260,516
NextEra Energy Operating Partners LP
3.875%, 10/15/2026 (b)	165,000	155,923
4.500%, 09/15/2027 (b)	620,000	589,790
NRG Energy, Inc.
5.750%, 01/15/2028	790,000	773,149
3.375%, 02/15/2029 (b)	280,000	237,682
5.250%, 06/15/2029 (b)	430,000	405,615
3.625%, 02/15/2031 (b)(c)	695,000	579,696
3.875%, 02/15/2032 (b)	905,000	756,806

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Electric — 2.2% (Continued)
PG&E Corp.
5.000%, 07/01/2028 (c)	$1,000,000	$920,110
Pike Corp.
5.500%, 09/01/2028 (b)	740,000	679,982
Talen Energy Supply LLC
7.250%, 05/15/2027 (b)(c)	735,000	704,777
7.625%, 06/01/2028 (b)	40,000	38,402
TransAlta Corp.
6.500%, 03/15/2040	395,000	396,258
Vistra Operations Co. LLC
5.500%, 09/01/2026 (b)	1,515,000	1,513,485
5.625%, 02/15/2027 (b)	870,000	857,972
4.375%, 05/01/2029 (b)	725,000	658,837
		20,427,805
Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc.
6.500%, 12/31/2027 (b)	270,000	259,578
4.750%, 06/15/2028 (b)	455,000	400,655
4.375%, 03/31/2029 (b)	685,000	570,262
		1,230,495
Electronics — 0.7%
II-VI, Inc.
5.000%, 12/15/2029 (b)	800,000	751,076
Imola Merger Corp.
4.750%, 05/15/2029 (b)	880,000	819,522
Likewize Corp.
9.750%, 10/15/2025 (b)	630,000	613,516
Schweitzer-Mauduit International, Inc.
6.875%, 10/01/2026 (b)	495,000	445,344
Sensata Technologies BV
4.875%, 10/15/2023 (b)	1,300,000	1,305,005
5.000%, 10/01/2025 (b)	985,000	978,869
Sensata Technologies, Inc.
3.750%, 02/15/2031 (b)	985,000	834,438
Vontier Corp.
1.800%, 04/01/2026	625,000	556,675
2.950%, 04/01/2031	660,000	557,109
		6,861,554
Energy-Alternate Sources — 0.1%
Sunnova Energy Corp.
5.875%, 09/01/2026 (b)(c)	430,000	394,028
TerraForm Power Operating LLC
5.000%, 01/31/2028 (b)	880,000	822,254
		1,216,282

	Principal Amount	Value
Engineering & Construction — 0.3%
AECOM
5.125%, 03/15/2027	$755,000	$747,412
Artera Services LLC
9.033%, 12/04/2025 (b)	935,000	884,795
Fluor Corp.
4.250%, 09/15/2028 (c)	345,000	327,717
TopBuild Corp.
4.125%, 02/15/2032 (b)	400,000	345,229
Tutor Perini Corp.
6.875%, 05/01/2025 (b)(c)	630,000	590,754
		2,895,907
Entertainment — 2.1%
Allen Media LLC / Allen Media Co-Issuer, Inc.
10.500%, 02/15/2028 (b)	565,000	510,687
AMC Entertainment Holdings, Inc.
10.000%, 06/15/2026 (b)(c)	1,835,000	1,539,170
Boyne USA, Inc.
4.750%, 05/15/2029 (b)(c)	575,000	534,103
Caesars Entertainment, Inc.
6.250%, 07/01/2025 (b)	635,000	642,715
8.125%, 07/01/2027 (b)(c)	1,195,000	1,250,197
4.625%, 10/15/2029 (b)	1,035,000	888,687
Caesars Resort Collection LLC / CRC Finco, Inc.
5.750%, 07/01/2025 (b)	645,000	659,412
CCM Merger, Inc.
6.375%, 05/01/2026 (b)	440,000	439,518
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op
5.375%, 04/15/2027 (c)	660,000	642,652
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op
5.500%, 05/01/2025 (b)(c)	340,000	342,127
Churchill Downs, Inc.
5.500%, 04/01/2027 (b)	490,000	481,793
4.750%, 01/15/2028 (b)	530,000	496,236
Cinemark USA, Inc.
5.875%, 03/15/2026 (b)	355,000	331,487
5.250%, 07/15/2028 (b)(c)	640,000	569,507
Everi Holdings, Inc.
5.000%, 07/15/2029 (b)	420,000	380,726
Golden Entertainment, Inc.
7.625%, 04/15/2026 (b)	365,000	373,729
Lions Gate Capital Holdings LLC
5.500%, 04/15/2029 (b)	865,000	767,904
Live Nation Entertainment, Inc.
6.500%, 05/15/2027 (b)	815,000	840,379
4.750%, 10/15/2027 (b)	545,000	512,709
3.750%, 01/15/2028 (b)	540,000	490,050

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Entertainment — 2.1% (Continued)
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp.
4.875%, 05/01/2029 (b)	$650,000	$571,197
Mohegan Gaming & Entertainment
8.000%, 02/01/2026 (b)	640,000	565,360
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In
8.500%, 11/15/2027 (b)	385,000	422,549
Penn National Gaming, Inc.
5.625%, 01/15/2027 (b)	310,000	295,662
4.125%, 07/01/2029 (b)	410,000	346,450
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.
5.625%, 09/01/2029 (b)	860,000	689,101
5.875%, 09/01/2031 (b)	305,000	240,596
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.
6.625%, 03/01/2030 (b)	725,000	689,736
Scientific Games International, Inc.
7.000%, 05/15/2028 (b)	725,000	742,989
7.250%, 11/15/2029 (b)	350,000	367,063
SeaWorld Parks & Entertainment, Inc.
5.250%, 08/15/2029 (b)	685,000	624,179
WMG Acquisition Corp.
3.875%, 07/15/2030 (b)	585,000	524,403
3.000%, 02/15/2031 (b)	710,000	592,214
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
7.750%, 04/15/2025 (b)	340,000	350,880
5.125%, 10/01/2029 (b)(c)	650,000	569,969
		20,286,136
Environmental Control — 0.6%
Covanta Holding Corp.
4.875%, 12/01/2029 (b)	935,000	851,883
GFL Environmental, Inc.
3.750%, 08/01/2025 (b)	975,000	925,017
4.000%, 08/01/2028 (b)(c)	820,000	722,707
3.500%, 09/01/2028 (b)	535,000	476,910
4.750%, 06/15/2029 (b)	495,000	449,868
4.375%, 08/15/2029 (b)(c)	560,000	497,515
Harsco Corp.
5.750%, 07/31/2027 (b)	665,000	606,849
Tervita Corp.
11.000%, 12/01/2025 (b)	830,000	926,488
Waste Pro USA, Inc.
5.500%, 02/15/2026 (b)	660,000	587,984
		6,045,221

	Principal Amount	Value
Finance and Insurance — 0.1%
ENFRAGEN ENERGIA SUR S A U / P SR SEC GLBL 30
5.375%, 12/30/2030	$410,000	$294,331
FORD MOTOR CREDIT COMPANY
4.000%, 11/13/2030	955,000	828,462
		1,122,793
Food — 3.8%
Albertsons Cos Inc / Safeway Inc. / New Albertsons LP / Albertsons LLC
3.500%, 02/15/2023 (b)	7,835,000	7,824,815
3.250%, 03/15/2026 (b)	410,000	374,607
5.875%, 02/15/2028 (b)	535,000	520,587
3.500%, 03/15/2029 (b)	975,000	822,622
4.875%, 02/15/2030 (b)	665,000	603,075
B&G Foods, Inc.
5.250%, 04/01/2025	695,000	662,831
5.250%, 09/15/2027 (c)	640,000	587,436
C&S Group Enterprises LLC
5.000%, 12/15/2028 (b)	585,000	498,733
Chobani LLC / Chobani Finance Corp, Inc.
7.500%, 04/15/2025 (b)(c)	720,000	676,084
Ingles Markets, Inc.
4.000%, 06/15/2031 (b)	355,000	319,369
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance, Inc.
6.500%, 04/15/2029 (b)	1,945,000	2,005,315
5.500%, 01/15/2030 (b)	450,000	444,962
3.000%, 05/15/2032 (b)	760,000	634,478
4.375%, 02/02/2052 (b)	390,000	318,172
Kraft Heinz Foods Co.
3.000%, 06/01/2026	260,000	248,960
4.625%, 01/30/2029	435,000	437,736
3.750%, 04/01/2030	675,000	641,842
4.250%, 03/01/2031	255,000	247,698
5.000%, 07/15/2035	490,000	488,925
6.875%, 01/26/2039	650,000	747,521
7.125%, 08/01/2039 (b)	675,000	792,317
4.625%, 10/01/2039	445,000	413,374
6.500%, 02/09/2040	610,000	672,735
5.000%, 06/04/2042	1,250,000	1,207,834
4.375%, 06/01/2046	2,835,000	2,491,989
4.875%, 10/01/2049	645,000	601,749
5.500%, 06/01/2050	375,000	379,755
Lamb Weston Holdings, Inc.
4.125%, 01/31/2030 (b)	895,000	799,964
4.375%, 01/31/2032 (b)	805,000	723,683
Performance Food Group, Inc.
4.250%, 08/01/2029 (b)	945,000	841,253

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Food — 3.8% (Continued)
Pilgrim’s Pride Corp.
5.875%, 09/30/2027 (b)	$1,285,000	$1,295,922
4.250%, 04/15/2031 (b)	875,000	799,562
3.500%, 03/01/2032 (b)	525,000	444,415
Post Holdings, Inc.
5.625%, 01/15/2028 (b)	765,000	724,551
5.500%, 12/15/2029 (b)	495,000	451,027
4.500%, 09/15/2031 (b)	1,695,000	1,411,816
Simmons Foods Inc./Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed
4.625%, 03/01/2029 (b)	425,000	384,117
TreeHouse Foods, Inc.
4.000%, 09/01/2028	460,000	375,388
United Natural Foods, Inc.
6.750%, 10/15/2028 (b)	725,000	726,454
US Foods, Inc.
4.750%, 02/15/2029 (b)	695,000	642,972
4.625%, 06/01/2030 (b)	585,000	524,268
		35,810,913
Food Service — 0.4%
Aramark Services, Inc.
6.375%, 05/01/2025 (b)	3,145,000	3,207,287
TKC Holdings, Inc.
6.875%, 05/15/2028 (b)	610,000	584,773
10.500%, 05/15/2029 (b)	285,000	274,702
		4,066,762
Forest Products & Paper — 0.2%
Domtar Corp.
6.750%, 10/01/2028 (b)	870,000	863,941
Glatfelter Corp.
4.750%, 11/15/2029 (b)	555,000	444,699
Mercer International, Inc.
5.125%, 02/01/2029	430,000	400,203
Sylvamo Corp.
7.000%, 09/01/2029 (b)	525,000	507,573
		2,216,416
Gas — 0.2%
AmeriGas Partners LP / AmeriGas Finance Corp.
5.625%, 05/20/2024	710,000	710,064
5.500%, 05/20/2025	610,000	601,653
5.750%, 05/20/2027	765,000	752,569
		2,064,286
Healthcare-Products — 0.6%
Avantor Funding, Inc.
4.625%, 07/15/2028 (b)	725,000	690,729
3.875%, 11/01/2029 (b)	565,000	507,774

	Principal Amount	Value
Healthcare-Products — 0.6% (Continued)
Hologic, Inc.
4.625%, 02/01/2028 (b)	$425,000	$416,366
3.250%, 02/15/2029 (b)(c)	560,000	499,632
Mozart Debt Merger Sub, Inc.
3.875%, 04/01/2029 (b)	710,000	620,448
5.250%, 10/01/2029 (b)(c)	2,580,000	2,248,831
Ortho-Clinical Diagnostics Inc. / Ortho-Clinical Diagnostics SA
7.250%, 02/01/2028 (b)	420,000	424,803
Teleflex, Inc.
4.250%, 06/01/2028 (b)	325,000	306,787
		5,715,370
Healthcare-Services — 3.7%
Akumin Escrow, Inc.
7.500%, 08/01/2028 (b)	345,000	274,315
Catalent Pharma Solutions, Inc.
3.500%, 04/01/2030 (b)	710,000	618,520
Centene Corp.
4.250%, 12/15/2027	330,000	319,222
2.450%, 07/15/2028	1,060,000	926,276
4.625%, 12/15/2029	1,570,000	1,521,291
3.375%, 02/15/2030	1,215,000	1,087,249
3.000%, 10/15/2030	1,305,000	1,137,327
2.500%, 03/01/2031	1,340,000	1,115,918
2.625%, 08/01/2031	855,000	711,557
Charles River Laboratories International, Inc.
4.250%, 05/01/2028 (b)	370,000	353,726
4.000%, 03/15/2031 (b)	495,000	442,693
CHS/Community Health Systems, Inc.
5.625%, 03/15/2027 (b)	555,000	529,685
6.875%, 04/01/2028 (b)(c)	1,275,000	1,032,909
6.000%, 01/15/2029 (b)	150,000	141,952
6.875%, 04/15/2029 (b)(c)	960,000	843,322
6.125%, 04/01/2030 (b)	1,270,000	1,045,940
5.250%, 05/15/2030 (b)	325,000	285,456
4.750%, 02/15/2031 (b)	470,000	399,227
DaVita, Inc.
4.625%, 06/01/2030 (b)	1,770,000	1,543,024
3.750%, 02/15/2031 (b)	1,025,000	837,364
Encompass Health Corp.
4.500%, 02/01/2028	175,000	162,088
4.750%, 02/01/2030	805,000	728,585
Global Medical Response, Inc.
6.500%, 10/01/2025 (b)(c)	520,000	504,437
HCA, Inc.
5.375%, 02/01/2025 (c)	1,895,000	1,949,126
5.875%, 02/15/2026	940,000	971,875
5.375%, 09/01/2026	620,000	635,283

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Healthcare-Services — 3.7% (Continued)
5.625%, 09/01/2028	$1,240,000	$1,283,208
5.875%, 02/01/2029	675,000	704,083
3.500%, 09/01/2030 (c)	2,280,000	2,049,811
Molina Healthcare, Inc.
4.375%, 06/15/2028 (b)	205,000	191,895
3.875%, 11/15/2030 (b)	305,000	275,566
3.875%, 05/15/2032 (b)	560,000	492,509
Prime Healthcare Services, Inc.
7.250%, 11/01/2025 (b)	650,000	652,587
Radiology Partners, Inc.
9.250%, 02/01/2028 (b)	655,000	623,180
RegionalCare Hospital Partners Holdings Inc / LifePoint Health, Inc.
9.750%, 12/01/2026 (b)	675,000	694,578
RP Escrow Issuer LLC
5.250%, 12/15/2025 (b)	535,000	498,288
Surgery Center Holdings, Inc.
6.750%, 07/01/2025 (b)	840,000	825,384
Syneos Health, Inc.
3.625%, 01/15/2029 (b)	430,000	381,012
Tenet Healthcare Corp.
5.125%, 11/01/2027 (b)	1,930,000	1,876,346
4.625%, 06/15/2028 (b)	375,000	354,013
6.125%, 10/01/2028 (b)(c)	1,840,000	1,768,957
4.375%, 01/15/2030 (b)	1,635,000	1,485,684
US Acute Care Solutions LLC
6.375%, 03/01/2026 (b)	530,000	515,393
US Renal Care, Inc.
10.625%, 07/15/2027 (b)	610,000	527,510
		35,318,371
Home Builders — 1.4%
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.625%, 01/15/2028 (b)	930,000	905,508
Beazer Homes USA, Inc.
5.875%, 10/15/2027 (c)	665,000	614,384
Brookfield Residential Properties Inc / Brookfield Residential US LLC
6.250%, 09/15/2027 (b)	760,000	714,005
4.875%, 02/15/2030 (b)	670,000	560,314
Empire Communities Corp.
7.000%, 12/15/2025 (b)	850,000	806,446
Forestar Group, Inc.
3.850%, 05/15/2026 (b)	300,000	270,552
5.000%, 03/01/2028 (b)	375,000	339,521
Installed Building Products, Inc.
5.750%, 02/01/2028 (b)	410,000	388,974

	Principal Amount	Value
Home Builders — 1.4% (Continued)
KB Home
4.000%, 06/15/2031	$320,000	$274,098
LGI Homes, Inc.
4.000%, 07/15/2029 (b)	365,000	301,850
M/I Homes, Inc.
4.950%, 02/01/2028	630,000	580,432
Mattamy Group Corp.
5.250%, 12/15/2027 (b)	620,000	580,868
4.625%, 03/01/2030 (b)(c)	730,000	622,321
MDC Holdings, Inc.
2.500%, 01/15/2031	470,000	378,271
6.000%, 01/15/2043	550,000	518,344
Meritage Homes Corp.
6.000%, 06/01/2025	295,000	300,534
3.875%, 04/15/2029 (b)	565,000	506,311
Picasso Finance Sub, Inc.
6.125%, 06/15/2025 (b)	445,000	453,916
Shea Homes LP / Shea Homes Funding Corp.
4.750%, 04/01/2029 (b)	555,000	480,986
Taylor Morrison Communities, Inc.
5.875%, 06/15/2027 (b)	260,000	258,398
5.750%, 01/15/2028 (b)	350,000	342,533
5.125%, 08/01/2030 (b)	485,000	443,385
Thor Industries, Inc.
4.000%, 10/15/2029 (b)	515,000	435,875
Toll Brothers Finance Corp.
4.875%, 11/15/2025	340,000	340,429
4.350%, 02/15/2028	710,000	678,991
TRI Pointe Group Inc. / TRI Pointe Homes, Inc.
5.875%, 06/15/2024	380,000	386,329
Tri Pointe Homes, Inc.
5.700%, 06/15/2028	510,000	489,661
Williams Scotsman International, Inc.
4.625%, 08/15/2028 (b)	380,000	360,166
Winnebago Industries, Inc.
6.250%, 07/15/2028 (b)	330,000	327,855
		13,661,257
Home Furnishings — 0.1%
Tempur Sealy International, Inc.
4.000%, 04/15/2029 (b)	370,000	321,164
3.875%, 10/15/2031 (b)(c)	375,000	310,612
		631,776
Household Products/Wares — 0.3%
ACCO Brands Corp.
4.250%, 03/15/2029 (b)	690,000	601,163
Central Garden & Pet Co.
4.125%, 10/15/2030	885,000	766,410

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Household Products/Wares — 0.3% (Continued)
Kronos Acquisition Holdings Inc. / KIK Custom Products, Inc.
5.000%, 12/31/2026 (b)	$1,380,000	$1,223,170
Spectrum Brands, Inc.
3.875%, 03/15/2031 (b)	480,000	402,677
		2,993,420
Housewares — 0.5%
CD&R Smokey Buyer, Inc.
6.750%, 07/15/2025 (b)	930,000	948,832
Newell Brands, Inc.
4.875%, 06/01/2025	490,000	496,938
4.700%, 04/01/2026	1,280,000	1,270,522
6.000%, 04/01/2046	640,000	597,248
The Scotts Miracle-Gro Co.
4.500%, 10/15/2029	430,000	378,095
4.000%, 04/01/2031	655,000	539,985
SWF Escrow Issuer Corp.
6.500%, 10/01/2029 (b)	470,000	363,766
		4,595,386
Insurance — 1.4%
Acrisure LLC / Acrisure Finance, Inc.
7.000%, 11/15/2025 (b)	1,125,000	1,096,892
10.125%, 08/01/2026 (b)	150,000	156,201
4.250%, 02/15/2029 (b)	860,000	751,661
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer
6.750%, 10/15/2027 (b)	955,000	904,165
4.250%, 10/15/2027 (b)	410,000	379,193
AmWINS Group, Inc.
4.875%, 06/30/2029 (b)	585,000	536,308
AssuredPartners, Inc.
7.000%, 08/15/2025 (b)	810,000	799,956
BroadStreet Partners, Inc.
5.875%, 04/15/2029 (b)	730,000	634,224
Genworth Holdings, Inc.
6.500%, 06/15/2034	250,000	233,449
GTCR AP Finance, Inc.
8.000%, 05/15/2027 (b)	445,000	443,919
HUB International Ltd.
7.000%, 05/01/2026 (b)	1,200,000	1,189,116
Liberty Mutual Group, Inc.
4.125%, 12/15/2051 (b)	1,250,000	1,136,306
MGIC Investment Corp.
5.250%, 08/15/2028	1,075,000	1,011,193
NMI Holdings, Inc.
7.375%, 06/01/2025 (b)	840,000	876,838

	Principal Amount	Value
Insurance — 1.4% (Continued)
Radian Group, Inc.
4.500%, 10/01/2024	$475,000	$463,170
6.625%, 03/15/2025	775,000	790,028
4.875%, 03/15/2027	660,000	637,738
Ryan Specialty Group LLC
4.375%, 02/01/2030 (b)	630,000	575,366
USI Inc/NY
6.875%, 05/01/2025 (b)	755,000	744,608
		13,360,331
Internet — 2.2%
ANGI Group LLC
3.875%, 08/15/2028 (b)	375,000	298,766
Arches Buyer, Inc.
6.125%, 12/01/2028 (b)	790,000	688,299
Cars.com, Inc.
6.375%, 11/01/2028 (b)	790,000	744,484
Cogent Communications Group, Inc.
3.500%, 05/01/2026 (b)	715,000	675,922
Endurance International Group Holdings, Inc.
6.000%, 02/15/2029 (b)	920,000	745,816
Getty Images, Inc.
9.750%, 03/01/2027 (b)	290,000	301,216
Go Daddy Operating Co. LLC / GD Finance Co, Inc.
3.500%, 03/01/2029 (b)	995,000	884,252
GrubHub Holdings, Inc.
5.500%, 07/01/2027 (b)	625,000	535,231
Match Group Holdings II LLC
5.625%, 02/15/2029 (b)(c)	1,550,000	1,497,765
Millennium Escrow Corp.
6.625%, 08/01/2026 (b)	1,050,000	971,638
Netflix, Inc.
5.750%, 03/01/2024	815,000	842,543
5.875%, 02/15/2025	1,420,000	1,476,800
4.875%, 04/15/2028 (c)	2,140,000	2,098,099
6.375%, 05/15/2029	1,625,000	1,724,710
5.375%, 11/15/2029 (b)(c)	1,265,000	1,267,991
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc.
6.000%, 02/15/2028 (b)(c)	700,000	586,625
Photo Holdings Merger Sub, Inc.
8.500%, 10/01/2026 (b)	1,095,000	1,014,359
TripAdvisor, Inc.
7.000%, 07/15/2025 (b)	1,450,000	1,488,193
Twitter, Inc.
3.875%, 12/15/2027 (b)	570,000	560,025
5.000%, 03/01/2030 (b)	675,000	690,333
Uber Technologies, Inc.
4.500%, 08/15/2029 (b)	1,570,000	1,354,439
		20,447,506

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Investment Companies — 0.3%
Compass Group Diversified Holdings LLC
5.250%, 04/15/2029 (b)	$715,000	$642,606
5.000%, 01/15/2032 (b)	385,000	327,807
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
4.750%, 09/15/2024	500,000	489,380
6.250%, 05/15/2026	840,000	834,296
5.250%, 05/15/2027	290,000	271,399
4.375%, 02/01/2029	705,000	609,501
		3,174,989
Iron/Steel — 1.0%
Allegheny Technologies, Inc.
5.125%, 10/01/2031	570,000	515,719
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP
8.750%, 07/15/2026 (b)	1,795,000	1,826,511
Big River Steel LLC / BRS Finance Corp.
6.625%, 01/31/2029 (b)	430,000	440,105
Carpenter Technology Corp.
6.375%, 07/15/2028	360,000	359,345
7.625%, 03/15/2030	355,000	362,094
Cleveland-Cliffs, Inc.
6.750%, 03/15/2026 (b)	1,800,000	1,887,705
4.625%, 03/01/2029 (b)	285,000	267,514
4.875%, 03/01/2031 (b)(c)	660,000	613,054
Mineral Resources Ltd.
8.125%, 05/01/2027 (b)	1,780,000	1,810,598
United States Steel Corp.
6.875%, 03/01/2029 (c)	1,055,000	1,074,797
		9,157,442
Leisure Time — 2.0%
Carnival Corp.
10.500%, 02/01/2026 (b)	655,000	721,306
7.625%, 03/01/2026 (b)	1,035,000	1,015,480
5.750%, 03/01/2027 (b)	1,480,000	1,342,656
9.875%, 08/01/2027 (b)	420,000	453,474
4.000%, 08/01/2028 (b)	1,600,000	1,444,160
6.000%, 05/01/2029 (b)	1,185,000	1,065,303
CWT Travel Group, Inc.
8.500%, 11/19/2026 (b)	615,000	610,388
Life Time, Inc.
5.750%, 01/15/2026 (b)	240,000	233,197
8.000%, 04/15/2026 (b)(c)	550,000	537,680
Lindblad Expeditions LLC
6.750%, 02/15/2027 (b)	420,000	412,673
MajorDrive Holdings IV LLC
6.375%, 06/01/2029 (b)	675,000	535,815

	Principal Amount	Value
Leisure Time — 2.0% (Continued)
NCL Corp Ltd.
3.625%, 12/15/2024 (b)(c)	$1,200,000	$1,117,776
5.875%, 02/15/2027 (b)	1,615,000	1,541,647
NCL Finance Ltd.
6.125%, 03/15/2028 (b)	515,000	464,200
Royal Caribbean Cruises Ltd.
5.250%, 11/15/2022	1,375,000	1,378,596
10.875%, 06/01/2023 (b)	620,000	649,478
9.125%, 06/15/2023 (b)	880,000	909,603
4.250%, 07/01/2026 (b)	685,000	619,969
5.500%, 08/31/2026 (b)	940,000	875,798
5.500%, 04/01/2028 (b)	860,000	786,221
Viking Cruises Ltd.
5.875%, 09/15/2027 (b)	455,000	386,101
7.000%, 02/15/2029 (b)	210,000	187,166
Viking Ocean Cruises Ship VII Ltd.
5.625%, 02/15/2029 (b)	385,000	340,253
Vista Outdoor, Inc.
4.500%, 03/15/2029 (b)	525,000	470,550
VOC Escrow Ltd.
5.000%, 02/15/2028 (b)	615,000	557,467
		18,656,957
Lodging — 1.9%
Boyd Gaming Corp.
4.750%, 12/01/2027	480,000	454,234
4.750%, 06/15/2031 (b)	765,000	693,013
Full House Resorts, Inc.
8.250%, 02/15/2028 (b)	195,000	193,060
Hilton Domestic Operating Co, Inc.
5.375%, 05/01/2025 (b)	150,000	153,422
5.750%, 05/01/2028 (b)	365,000	370,566
3.750%, 05/01/2029 (b)	575,000	521,746
4.875%, 01/15/2030	520,000	503,828
4.000%, 05/01/2031 (b)	770,000	689,862
3.625%, 02/15/2032 (b)	1,115,000	946,005
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
5.000%, 06/01/2029 (b)	530,000	479,149
4.875%, 07/01/2031 (b)	500,000	437,328
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.875%, 04/01/2027	510,000	508,781
Hyatt Hotels Corp.
5.375%, 04/23/2025	275,000	283,678
4.850%, 03/15/2026	295,000	297,480
5.750%, 04/23/2030	635,000	668,524
Las Vegas Sands Corp.
3.200%, 08/08/2024	1,300,000	1,250,257

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Lodging — 1.9% (Continued)
3.500%, 08/18/2026	$770,000	$703,125
3.900%, 08/08/2029	675,000	581,991
Marriott Ownership Resorts, Inc.
4.750%, 01/15/2028	665,000	612,718
MGM Resorts International
6.000%, 03/15/2023	805,000	816,097
5.750%, 06/15/2025	225,000	223,749
5.500%, 04/15/2027	605,000	585,552
4.750%, 10/15/2028	655,000	602,535
Station Casinos LLC
4.500%, 02/15/2028 (b)(c)	410,000	372,731
4.625%, 12/01/2031 (b)	460,000	386,161
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp.
5.875%, 05/15/2025 (b)	415,000	407,277
Travel + Leisure Co.
5.650%, 04/01/2024	970,000	978,536
6.625%, 07/31/2026 (b)	1,460,000	1,493,733
Wyndham Hotels & Resorts, Inc.
4.375%, 08/15/2028 (b)	405,000	378,075
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.500%, 03/01/2025 (b)(c)	970,000	$939,785
5.250%, 05/15/2027 (b)(c)	835,000	770,425
		18,303,423
Machinery-Construction & Mining — 0.2%
Terex Corp.
5.000%, 05/15/2029 (b)	665,000	611,002
The Manitowoc Co., Inc.
9.000%, 04/01/2026 (b)	910,000	943,120
Vertiv Group Corp.
4.125%, 11/15/2028 (b)(c)	430,000	375,181
		1,929,303
Machinery-Diversified — 0.5%
ATS Automation Tooling Systems, Inc.
4.125%, 12/15/2028 (b)	775,000	702,378
Granite US Holdings Corp.
11.000%, 10/01/2027 (b)	265,000	273,981
OT Merger Corp.
7.875%, 10/15/2029 (b)	340,000	289,444
SPX FLOW, Inc.
8.750%, 04/01/2030 (b)	425,000	382,766
Titan Acquisition Ltd / Titan Co-Borrower LLC
7.750%, 04/15/2026 (b)	710,000	693,212
Westinghouse Air Brake Technologies Corp.
4.400%, 03/15/2024	1,360,000	1,372,984
4.950%, 09/15/2028	1,055,000	1,069,679
		4,784,444

	Principal Amount	Value
Manufacturing — 0.1%
GOODYEAR TIRE & RUBR Co.
5.000%, 07/15/2029	$435,000	$388,392
5.250%, 07/15/2031	225,000	194,380
LANNETT CO, Inc.
7.750%, 04/15/2026	200,000	104,250
		687,022
Media — 10.1%
AMC Networks, Inc.
4.750%, 08/01/2025	595,000	575,261
4.250%, 02/15/2029	880,000	767,373
Audacy Capital Corp.
6.500%, 05/01/2027 (b)(c)	550,000	473,712
6.750%, 03/31/2029 (b)	215,000	186,484
Block Communications, Inc.
4.875%, 03/01/2028 (b)	730,000	683,605
Cable One, Inc.
4.000%, 11/15/2030 (b)	545,000	468,498
CCO Holdings LLC / CCO Holdings Capital Corp.
5.000%, 02/01/2028 (b)	1,790,000	1,707,356
5.375%, 06/01/2029 (b)	300,000	284,646
4.750%, 03/01/2030 (b)	1,810,000	1,614,303
4.500%, 08/15/2030 (b)	1,415,000	1,236,929
4.250%, 02/01/2031 (b)	2,005,000	1,693,623
4.750%, 02/01/2032 (b)	400,000	345,252
4.500%, 05/01/2032	1,650,000	1,401,131
4.500%, 06/01/2033 (b)	1,130,000	926,261
4.250%, 01/15/2034 (b)	1,155,000	920,194
Cengage Learning, Inc.
9.500%, 06/15/2024 (b)	460,000	451,488
Charter Communications Operating LLC / Charter Communications Operating Capital
4.500%, 02/01/2024	975,000	988,064
4.908%, 07/23/2025	1,175,000	1,197,960
3.750%, 02/15/2028	740,000	701,170
4.200%, 03/15/2028	970,000	936,324
2.250%, 01/15/2029	860,000	735,417
5.050%, 03/30/2029	890,000	887,472
2.800%, 04/01/2031	945,000	786,898
2.300%, 02/01/2032	620,000	486,059
4.400%, 04/01/2033	525,000	479,511
6.384%, 10/23/2035	1,370,000	1,447,074
5.375%, 04/01/2038	975,000	909,632
3.500%, 06/01/2041	615,000	451,237
3.500%, 03/01/2042	850,000	621,910
6.484%, 10/23/2045	2,530,000	2,559,185
5.375%, 05/01/2047	1,740,000	1,563,644
5.750%, 04/01/2048	1,710,000	1,612,778
5.125%, 07/01/2049	590,000	509,015

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Media — 10.1% (Continued)
4.800%, 03/01/2050	$1,315,000	$1,082,812
3.700%, 04/01/2051	2,505,000	1,776,158
3.900%, 06/01/2052	1,040,000	758,429
5.250%, 04/01/2053 (c)	1,280,000	1,124,563
6.834%, 10/23/2055	215,000	227,071
4.400%, 12/01/2061	1,195,000	898,135
CSC Holdings LLC
5.250%, 06/01/2024	7,840,000	7,672,930
Cumulus Media New Holdings, Inc.
6.750%, 07/01/2026 (b)(c)	1,025,000	1,021,325
Directv Financing LLC / Directv Financing Co-Obligor, Inc.
5.875%, 08/15/2027 (b)	2,985,000	2,815,228
DISH DBS Corp.
5.000%, 03/15/2023	1,045,000	1,036,598
5.875%, 11/15/2024	560,000	543,897
7.750%, 07/01/2026 (c)	1,400,000	1,318,632
5.250%, 12/01/2026 (b)	1,805,000	1,660,645
7.375%, 07/01/2028	745,000	656,543
5.750%, 12/01/2028 (b)	1,290,000	1,156,298
5.125%, 06/01/2029	665,000	520,023
Gannett Holdings LLC
6.000%, 11/01/2026 (b)	865,000	788,664
GCI LLC
4.750%, 10/15/2028 (b)	685,000	636,266
Gray Escrow II, Inc.
5.375%, 11/15/2031 (b)	720,000	621,544
Gray Television, Inc.
4.750%, 10/15/2030 (b)	625,000	540,959
iHeartCommunications, Inc.
6.375%, 05/01/2026	5,450,000	5,504,500
5.250%, 08/15/2027 (b)	1,010,000	945,724
4.750%, 01/15/2028 (b)	1,025,000	930,367
Liberty Interactive LLC
8.500%, 07/15/2029	410,000	369,755
8.250%, 02/01/2030	590,000	522,020
McGraw-Hill Education, Inc.
5.750%, 08/01/2028 (b)	1,455,000	1,301,330
Midcontinent Communications / Midcontinent Finance Corp.
5.375%, 08/15/2027 (b)	300,000	293,624
News Corp.
3.875%, 05/15/2029 (b)	710,000	642,907
5.125%, 02/15/2032 (b)	795,000	760,449
Nexstar Media, Inc.
5.625%, 07/15/2027 (b)	1,005,000	979,071
4.750%, 11/01/2028 (b)	325,000	295,371

	Principal Amount	Value
Media — 10.1% (Continued)
Radiate Holdco LLC / Radiate Finance, Inc.
4.500%, 09/15/2026 (b)	$475,000	$438,102
6.500%, 09/15/2028 (b)	470,000	410,902
Scripps Escrow II, Inc.
3.875%, 01/15/2029 (b)	1,265,000	1,126,059
Scripps Escrow, Inc.
5.875%, 07/15/2027 (b)	980,000	937,223
Sinclair Television Group, Inc.
5.125%, 02/15/2027 (b)(c)	440,000	386,051
5.500%, 03/01/2030 (b)	545,000	446,230
4.125%, 12/01/2030 (b)	640,000	531,632
Sirius XM Radio, Inc.
3.125%, 09/01/2026 (b)	660,000	608,774
5.000%, 08/01/2027 (b)	980,000	946,861
5.500%, 07/01/2029 (b)	1,060,000	1,020,467
4.125%, 07/01/2030 (b)	625,000	549,610
3.875%, 09/01/2031 (b)(c)	800,000	676,804
Spanish Broadcasting System, Inc.
9.750%, 03/01/2026 (b)	800,000	785,248
TEGNA, Inc.
4.750%, 03/15/2026 (b)	550,000	545,817
4.625%, 03/15/2028	395,000	380,632
5.000%, 09/15/2029	840,000	815,917
Time Warner Cable LLC
6.550%, 05/01/2037	955,000	1,002,770
7.300%, 07/01/2038	955,000	1,074,297
6.750%, 06/15/2039	1,060,000	1,134,256
5.875%, 11/15/2040	345,000	338,578
5.500%, 09/01/2041	890,000	841,736
4.500%, 09/15/2042	970,000	805,018
Time Warner Entertainment Co. LP
8.375%, 07/15/2033	555,000	674,112
Townsquare Media, Inc.
6.875%, 02/01/2026 (b)	1,210,000	1,208,457
Univision Communications, Inc.
5.125%, 02/15/2025 (b)	1,230,000	1,210,074
6.625%, 06/01/2027 (b)	420,000	421,571
4.500%, 05/01/2029 (b)	500,000	449,390
Urban One, Inc.
7.375%, 02/01/2028 (b)	775,000	751,742
ViacomCBS, Inc.
6.250%, 02/28/2057	1,060,000	1,025,099
Videotron Ltd.
5.375%, 06/15/2024 (b)	1,755,000	1,774,832
5.125%, 04/15/2027 (b)	2,110,000	2,069,910
3.625%, 06/15/2029 (b)	415,000	361,585
		95,761,060

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Metal Fabricate/Hardware — 0.0% (a)
Park-Ohio Industries, Inc.
6.625%, 04/15/2027 (c)	$440,000	$333,892

Mining — 1.9%
Arconic Corp.
6.000%, 05/15/2025 (b)	785,000	789,639
6.125%, 02/15/2028 (b)	750,000	727,965
Coeur Mining, Inc.
5.125%, 02/15/2029 (b)(c)	490,000	393,845
Compass Minerals International, Inc.
4.875%, 07/15/2024 (b)	485,000	480,780
Eldorado Gold Corp.
6.250%, 09/01/2029 (b)	2,540,000	2,463,800
ERO Copper Corp.
6.500%, 02/15/2030 (b)	2,810,000	2,525,488
FMG Resources August 2006 Pty Ltd.
5.125%, 05/15/2024 (b)	1,455,000	1,471,412
4.500%, 09/15/2027 (b)	855,000	811,173
4.375%, 04/01/2031 (b)	475,000	420,955
Freeport-McMoRan, Inc.
4.375%, 08/01/2028	175,000	169,657
5.250%, 09/01/2029	150,000	150,530
4.625%, 08/01/2030	525,000	509,925
5.400%, 11/14/2034	505,000	517,691
5.450%, 03/15/2043	1,430,000	1,431,666
Hudbay Minerals, Inc.
4.500%, 04/01/2026 (b)	340,000	313,927
6.125%, 04/01/2029 (b)	765,000	724,845
Joseph T Ryerson & Son, Inc.
8.500%, 08/01/2028 (b)	435,000	468,112
Kaiser Aluminum Corp.
4.625%, 03/01/2028 (b)	330,000	303,315
4.500%, 06/01/2031 (b)	580,000	501,088
New Gold, Inc.
7.500%, 07/15/2027 (b)	1,445,000	1,455,794
Novelis Corp.
3.875%, 08/15/2031 (b)	785,000	674,401
Taseko Mines Ltd.
7.000%, 02/15/2026 (b)	450,000	447,172
		17,753,180
Miscellaneous Manufacturing — 0.2%
FXI Holdings, Inc.
7.875%, 11/01/2024 (b)(c)	1,100,000	1,085,810
Hillenbrand, Inc.
3.750%, 03/01/2031	355,000	313,836
		1,399,646

	Principal Amount	Value
Office/Business Equipment — 1.1%
CDW LLC / CDW Finance Corp.
5.500%, 12/01/2024	$325,000	$333,230
3.250%, 02/15/2029	1,140,000	1,004,762
3.569%, 12/01/2031	1,185,000	1,039,731
Xerox Corp.
4.625%, 03/15/2023	6,265,000	6,272,706
Xerox Holdings Corp.
5.000%, 08/15/2025 (b)	1,555,000	1,491,245
		10,141,674
Oil & Gas — 6.9%
Antero Resources Corp.
8.375%, 07/15/2026 (b)	710,000	765,966
Apache Corp.
6.000%, 01/15/2037	215,000	222,453
5.100%, 09/01/2040	1,035,000	938,310
5.250%, 02/01/2042	465,000	428,532
4.750%, 04/15/2043	560,000	485,282
5.350%, 07/01/2049	230,000	202,274
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
8.250%, 12/31/2028 (b)	590,000	614,364
Athabasca Oil Corp.
9.750%, 11/01/2026 (b)	560,000	595,098
Baytex Energy Corp.
8.750%, 04/01/2027 (b)	1,520,000	1,609,650
Callon Petroleum Co.
8.000%, 08/01/2028 (b)(c)	745,000	771,567
Calumet Specialty Products Partners LP / Calumet Finance Corp.
11.000%, 04/15/2025 (b)	285,000	285,527
8.125%, 01/15/2027 (b)	495,000	443,837
CITGO Petroleum Corp.
7.000%, 06/15/2025 (b)	1,400,000	1,392,888
Comstock Resources, Inc.
6.750%, 03/01/2029 (b)	755,000	764,524
5.875%, 01/15/2030 (b)	800,000	770,924
Continental Resources Inc/OK
5.750%, 01/15/2031 (b)	1,180,000	1,209,789
2.875%, 04/01/2032 (b)	1,015,000	840,217
4.900%, 06/01/2044	385,000	336,490
Continental Resources, Inc./OK
4.500%, 04/15/2023	3,800,000	3,847,500
Crescent Energy Finance LLC
7.250%, 05/01/2026 (b)	710,000	697,067
CVR Energy, Inc.
5.250%, 02/15/2025 (b)	930,000	900,993
Encino Acquisition Partners Holdings LLC
8.500%, 05/01/2028 (b)	635,000	637,315

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Oil & Gas — 6.9% (Continued)
Ensign Drilling, Inc.
9.250%, 04/15/2024 (b)(c)	$550,000	$538,406
EQT Corp.
6.625%, 02/01/2025	580,000	603,867
3.900%, 10/01/2027	760,000	728,551
7.500%, 02/01/2030	855,000	946,100
3.625%, 05/15/2031 (b)	300,000	271,949
Hess Corp.
7.300%, 08/15/2031	160,000	185,431
6.000%, 01/15/2040	630,000	670,452
5.600%, 02/15/2041	940,000	960,776
5.800%, 04/01/2047	510,000	540,772
Hilcorp Energy I LP / Hilcorp Finance Co.
6.250%, 11/01/2028 (b)	715,000	713,220
6.000%, 02/01/2031 (b)	545,000	526,731
Laredo Petroleum, Inc.
9.500%, 01/15/2025	900,000	923,774
10.125%, 01/15/2028 (c)	660,000	695,478
MEG Energy Corp.
7.125%, 02/01/2027 (b)	1,645,000	1,673,532
5.875%, 02/01/2029 (b)	275,000	269,499
Moss Creek Resources Holdings, Inc.
7.500%, 01/15/2026 (b)	905,000	831,012
10.500%, 05/15/2027 (b)	815,000	795,692
Murphy Oil Corp.
6.375%, 07/15/2028	1,475,000	1,502,288
Nabors Industries, Inc.
5.750%, 02/01/2025	825,000	790,008
Northern Oil and Gas, Inc.
8.125%, 03/01/2028 (b)	700,000	697,372
Occidental Petroleum Corp.
5.875%, 09/01/2025	1,285,000	1,321,327
5.500%, 12/01/2025 (c)	375,000	382,013
5.550%, 03/15/2026	925,000	949,179
8.500%, 07/15/2027	565,000	637,727
6.375%, 09/01/2028	510,000	536,030
3.500%, 08/15/2029 (c)	450,000	420,705
8.875%, 07/15/2030	800,000	962,000
6.625%, 09/01/2030	1,005,000	1,090,586
6.125%, 01/01/2031	760,000	799,828
7.500%, 05/01/2031	780,000	890,327
7.875%, 09/15/2031	705,000	825,294
6.450%, 09/15/2036	910,000	988,797
0.000%, 10/10/2036	1,000,000	516,660
4.300%, 08/15/2039	470,000	399,935
6.200%, 03/15/2040	680,000	704,874
4.625%, 06/15/2045	675,000	583,251

	Principal Amount	Value
Oil & Gas — 6.9% (Continued)
Occidental Petroleum Corp.
6.600%, 03/15/2046	$380,000	$414,804
4.400%, 04/15/2046	420,000	360,847
4.100%, 02/15/2047	280,000	233,545
4.200%, 03/15/2048	390,000	323,815
4.400%, 08/15/2049	305,000	259,213
Parkland Corp.
5.875%, 07/15/2027 (b)	660,000	641,203
4.500%, 10/01/2029 (b)	770,000	675,325
4.625%, 05/01/2030 (b)	505,000	442,776
Patterson-UTI Energy, Inc.
5.150%, 11/15/2029	595,000	567,102
PBF Holding Co. LLC / PBF Finance Corp.
9.250%, 05/15/2025 (b)	1,485,000	1,541,616
7.250%, 06/15/2025	785,000	759,083
Range Resources Corp.
5.000%, 03/15/2023	3,790,000	3,804,516
SM Energy Co.
6.625%, 01/15/2027 (c)	990,000	983,872
Southwestern Energy Co.
5.375%, 03/15/2030	815,000	805,770
4.750%, 02/01/2032	980,000	928,942
Strathcona Resources Ltd.
6.875%, 08/01/2026 (b)	1,240,000	1,201,362
Sunoco LP / Sunoco Finance Corp.
4.500%, 05/15/2029	610,000	549,344
4.500%, 04/30/2030 (b)	740,000	664,202
Talos Production, Inc.
12.000%, 01/15/2026	900,000	968,873
Teine Energy Ltd.
6.875%, 04/15/2029 (b)	770,000	768,510
Transocean Poseidon Ltd.
6.875%, 02/01/2027 (b)	553,125	532,997
Transocean Sentry Ltd.
5.375%, 05/15/2023 (b)	529,056	515,948
Transocean, Inc.
7.250%, 11/01/2025 (b)	430,000	357,371
7.500%, 01/15/2026 (b)	320,000	262,011
8.000%, 02/01/2027 (b)(c)	890,000	704,310
Vine Energy Holdings LLC
6.750%, 04/15/2029 (b)	910,000	917,207
		65,818,574
Oil & Gas Services — 0.6%
Archrock Partners LP / Archrock Partners Finance Corp.
6.250%, 04/01/2028 (b)	890,000	864,470
TechnipFMC Plc
6.500%, 02/01/2026 (b)	2,510,000	2,600,661

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Oil & Gas Services — 0.6% (Continued)
USA Compression Partners LP / USA Compression Finance Corp.
6.875%, 04/01/2026	$415,000	$407,250
6.875%, 09/01/2027	715,000	699,735
Weatherford International Ltd.
11.000%, 12/01/2024 (b)	785,000	809,677
8.625%, 04/30/2030 (b)	550,000	545,204
		5,926,997
Packaging & Containers — 1.5%
Ball Corp.
4.000%, 11/15/2023	635,000	634,225
5.250%, 07/01/2025	630,000	646,474
4.875%, 03/15/2026	540,000	541,990
2.875%, 08/15/2030	840,000	707,692
3.125%, 09/15/2031	805,000	674,908
Berry Global, Inc.
0.950%, 02/15/2024	1,655,000	1,580,678
1.570%, 01/15/2026	1,295,000	1,179,824
4.875%, 07/15/2026 (b)	770,000	766,150
5.625%, 07/15/2027 (b)	660,000	658,350
Cascades Inc./Cascades USA, Inc.
5.375%, 01/15/2028 (b)	1,275,000	1,231,835
Intelligent Packaging Ltd Finco Inc. / Intelligent Packaging Ltd Co-Issuer LLC
6.000%, 09/15/2028 (b)	1,325,000	1,248,813
LABL, Inc.
10.500%, 07/15/2027 (b)	630,000	608,832
8.250%, 11/01/2029 (b)(c)	785,000	$645,172
Mauser Packaging Solutions Holding Co.
7.250%, 04/15/2025 (b)	750,000	713,516
Owens-Brockway Glass Container, Inc.
6.625%, 05/13/2027 (b)(c)	945,000	932,077
Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen Group Issuer LLC/Reynolds Gro
4.000%, 10/15/2027 (b)	500,000	436,953
Sealed Air Corp.
6.875%, 07/15/2033 (b)	540,000	592,453
Trident TPI Holdings, Inc.
9.250%, 08/01/2024 (b)	560,000	551,020
		14,350,962
Pharmaceuticals — 1.9%
AdaptHealth LLC
6.125%, 08/01/2028 (b)	445,000	421,123
5.125%, 03/01/2030 (b)	790,000	680,352
Bausch Health Americas, Inc.
9.250%, 04/01/2026 (b)	1,260,000	1,252,251
8.500%, 01/31/2027 (b)(c)	1,350,000	1,277,761

	Principal Amount	Value
Pharmaceuticals — 1.9% (Continued0
Bausch Health Cos, Inc.
5.500%, 11/01/2025 (b)	$2,380,000	$2,307,101
9.000%, 12/15/2025 (b)	1,655,000	1,663,275
5.750%, 08/15/2027 (b)	915,000	857,209
7.000%, 01/15/2028 (b)	925,000	759,716
4.875%, 06/01/2028 (b)	1,095,000	972,864
6.250%, 02/15/2029 (b)	1,730,000	1,260,962
7.250%, 05/30/2029 (b)	645,000	487,791
BellRing Brands, Inc.
7.000%, 03/15/2030 (b)	795,000	778,090
Elanco Animal Health, Inc.
6.400%, 08/28/2028	560,000	577,500
Embecta Corp.
5.000%, 02/15/2030 (b)	490,000	443,063
6.750%, 02/15/2030 (b)	275,000	267,245
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
9.500%, 07/31/2027 (b)(c)	870,000	684,438
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc.
6.125%, 04/01/2029 (b)	730,000	639,520
Owens & Minor, Inc.
4.500%, 03/31/2029 (b)	470,000	423,425
6.625%, 04/01/2030 (b)	165,000	162,297
Par Pharmaceutical, Inc.
7.500%, 04/01/2027 (b)	1,610,000	1,470,832
Prestige Brands, Inc.
5.125%, 01/15/2028 (b)	545,000	518,412
3.750%, 04/01/2031 (b)	600,000	509,541
		18,414,768
Pipelines — 4.4%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.750%, 03/01/2027 (b)(c)	860,000	839,102
5.750%, 01/15/2028 (b)	715,000	696,603
Blue Racer Midstream LLC / Blue Racer Finance Corp.
7.625%, 12/15/2025 (b)	570,000	587,787
6.625%, 07/15/2026 (b)	310,000	310,812
Buckeye Partners LP
3.950%, 12/01/2026	350,000	331,189
4.500%, 03/01/2028 (b)	595,000	543,795
5.850%, 11/15/2043	455,000	363,736
5.600%, 10/15/2044	450,000	362,387
Cheniere Energy Partners LP
4.500%, 10/01/2029	870,000	834,208
4.000%, 03/01/2031 (c)	465,000	421,597
3.250%, 01/31/2032 (b)	985,000	843,731
Cheniere Energy, Inc.
4.625%, 10/15/2028	795,000	770,172

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Pipelines — 4.4% (Continued)
CNX Midstream Partners LP
4.750%, 04/15/2030 (b)	$415,000	$382,358
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
5.750%, 04/01/2025	795,000	786,660
6.000%, 02/01/2029 (b)	425,000	414,150
8.000%, 04/01/2029 (b)	645,000	673,474
DCP Midstream Operating LP
5.375%, 07/15/2025	645,000	649,054
5.625%, 07/15/2027	980,000	995,474
3.250%, 02/15/2032	645,000	548,011
6.750%, 09/15/2037 (b)	1,025,000	1,152,746
Delek Logistics Partners LP / Delek Logistics Finance Corp.
7.125%, 06/01/2028 (b)	475,000	454,941
DT Midstream, Inc.
4.125%, 06/15/2029 (b)	405,000	369,080
4.375%, 06/15/2031 (b)	720,000	646,067
EnLink Midstream LLC
5.625%, 01/15/2028 (b)	310,000	307,529
5.375%, 06/01/2029	475,000	462,983
EnLink Midstream Partners LP
4.400%, 04/01/2024	640,000	632,768
5.450%, 06/01/2047	865,000	702,311
EQM Midstream Partners LP
6.000%, 07/01/2025 (b)	370,000	367,136
6.500%, 07/01/2027 (b)(c)	590,000	596,602
5.500%, 07/15/2028	455,000	435,392
4.500%, 01/15/2029 (b)	500,000	450,915
4.750%, 01/15/2031 (b)	850,000	764,618
6.500%, 07/15/2048	530,000	488,607
Genesis Energy LP / Genesis Energy Finance Corp.
5.625%, 06/15/2024 (c)	560,000	549,875
6.500%, 10/01/2025	465,000	442,366
8.000%, 01/15/2027	860,000	844,602
Harvest Midstream I LP
7.500%, 09/01/2028 (b)	745,000	757,501
Hess Midstream Operations LP
5.125%, 06/15/2028 (b)	335,000	324,603
4.250%, 02/15/2030 (b)	550,000	505,211
Holly Energy Partners LP / Holly Energy Finance Corp.
5.000%, 02/01/2028 (b)	495,000	471,510
ITT Holdings LLC
6.500%, 08/01/2029 (b)(c)	995,000	886,246
New Fortress Energy, Inc.
6.750%, 09/15/2025 (b)	735,000	723,516
6.500%, 09/30/2026 (b)(c)	1,240,000	1,201,448

	Principal Amount	Value
Pipelines — 4.4% (Continued)
NGL Energy Partners LP / NGL Energy Finance Corp.
7.500%, 11/01/2023	$535,000	$497,004
6.125%, 03/01/2025 (c)	890,000	747,937
Northriver Midstream Finance LP
5.625%, 02/15/2026 (b)	1,995,000	1,948,876
NuStar Logistics LP
6.000%, 06/01/2026	330,000	329,569
5.625%, 04/28/2027	440,000	422,967
6.375%, 10/01/2030	600,000	592,095
PBF Logistics LP / PBF Logistics Finance Corp.
6.875%, 05/15/2023	1,835,000	1,833,018
Rattler Midstream LP
5.625%, 07/15/2025 (b)	495,000	496,284
Rockies Express Pipeline LLC
3.600%, 05/15/2025 (b)	155,000	147,404
4.950%, 07/15/2029 (b)	340,000	318,713
4.800%, 05/15/2030 (b)	360,000	330,228
6.875%, 04/15/2040 (b)	535,000	509,288
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
8.500%, 10/15/2026 (b)	895,000	837,331
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
7.500%, 10/01/2025 (b)	500,000	511,225
6.000%, 03/01/2027 (b)	265,000	254,748
5.500%, 01/15/2028 (b)	420,000	393,225
6.000%, 12/31/2030 (b)	510,000	472,375
6.000%, 09/01/2031 (b)	470,000	429,533
Venture Global Calcasieu Pass LLC
3.875%, 08/15/2029 (b)	765,000	699,061
4.125%, 08/15/2031 (b)	85,000	77,268
3.875%, 11/01/2033 (b)	975,000	849,751
Western Midstream Operating LP
4.750%, 08/15/2028	295,000	287,671
4.550%, 02/01/2030	670,000	616,484
5.450%, 04/01/2044	550,000	502,727
5.300%, 03/01/2048	600,000	521,703
5.750%, 02/01/2050	835,000	737,372
		41,256,730
Real Estate — 0.9%
Cushman & Wakefield US Borrower LLC
6.750%, 05/15/2028 (b)	920,000	939,435
Five Point Operating Co. LP / Five Point Capital Corp.
7.875%, 11/15/2025 (b)	905,000	899,190
Hunt Cos, Inc.
5.250%, 04/15/2029 (b)	680,000	629,003
Kennedy-Wilson, Inc.
4.750%, 03/01/2029	660,000	609,748

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Real Estate — 0.9% (Continued)
Kennedy-Wilson, Inc.
5.000%, 03/01/2031	$720,000	$650,844
Newmark Group, Inc.
6.125%, 11/15/2023	1,765,000	1,801,235
Realogy Group LLC / Realogy Co-Issuer Corp.
5.750%, 01/15/2029 (b)	725,000	609,421
5.250%, 04/15/2030 (b)	800,000	648,032
The Howard Hughes Corp.
4.125%, 02/01/2029 (b)	660,000	595,167
4.375%, 02/01/2031 (b)	690,000	614,690
WeWork Cos, Inc.
7.875%, 05/01/2025 (b)	690,000	582,374
		8,579,139
REITS — 3.5%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL
5.750%, 05/15/2026 (b)	1,510,000	1,464,775
Diversified Healthcare Trust
9.750%, 06/15/2025	2,770,000	2,907,073
GLP Capital LP / GLP Financing II, Inc.
5.250%, 06/01/2025	445,000	453,486
5.375%, 04/15/2026	505,000	515,745
5.300%, 01/15/2029	745,000	746,229
4.000%, 01/15/2030	880,000	820,798
3.250%, 01/15/2032	875,000	737,529
HAT Holdings I LLC / HAT Holdings II LLC
3.375%, 06/15/2026 (b)	1,200,000	1,103,610
Iron Mountain Information Management Services, Inc.
5.000%, 07/15/2032 (b)	720,000	635,825
Iron Mountain, Inc.
4.875%, 09/15/2027 (b)	480,000	457,790
5.250%, 03/15/2028 (b)	535,000	510,438
5.000%, 07/15/2028 (b)(c)	555,000	526,565
5.250%, 07/15/2030 (b)	1,165,000	1,069,784
4.500%, 02/15/2031 (b)	910,000	781,472
5.625%, 07/15/2032 (b)	565,000	517,173
iStar, Inc.
4.750%, 10/01/2024	930,000	905,560
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.250%, 02/01/2027 (b)	1,130,000	1,040,097
MPT Operating Partnership LP / MPT Finance Corp.
5.000%, 10/15/2027	1,160,000	1,114,418
4.625%, 08/01/2029	510,000	469,391
3.500%, 03/15/2031	1,085,000	925,310
New Residential Investment Corp.
6.250%, 10/15/2025 (b)(c)	665,000	634,317

	Principal Amount	Value
REITS — 3.5% (Continued)
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
5.875%, 10/01/2028 (b)	$500,000	$485,675
4.875%, 05/15/2029 (b)	730,000	669,568
RLJ Lodging Trust LP
4.000%, 09/15/2029 (b)	665,000	594,530
Sabra Health Care LP
3.200%, 12/01/2031	930,000	782,122
SBA Communications Corp.
3.125%, 02/01/2029 (c)	1,390,000	1,194,267
Service Properties Trust
4.500%, 06/15/2023	3,315,000	3,245,385
4.350%, 10/01/2024	1,500,000	1,389,690
3.950%, 01/15/2028	1,330,000	1,056,233
Starwood Property Trust, Inc.
3.750%, 12/31/2024 (b)	1,325,000	1,276,969
Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC
7.875%, 02/15/2025 (b)	855,000	871,442
6.000%, 01/15/2030 (b)	820,000	683,736
Uniti Group LP / Uniti Group Finance Inc. / CSL Capital LLC
6.500%, 02/15/2029 (b)	1,230,000	1,062,160
VICI Properties LP / VICI Note Co, Inc.
3.750%, 02/15/2027 (b)	240,000	222,243
4.625%, 12/01/2029 (b)	1,165,000	1,092,158
		32,963,563
Retail — 5.1%
1011778 BC ULC / New Red Finance, Inc.
3.875%, 01/15/2028 (b)	610,000	562,106
3.500%, 02/15/2029 (b)	825,000	729,609
4.000%, 10/15/2030 (b)	2,085,000	1,784,969
Academy Ltd.
6.000%, 11/15/2027 (b)	800,000	798,844
Arko Corp.
5.125%, 11/15/2029 (b)	635,000	562,813
Asbury Automotive Group, Inc.
4.625%, 11/15/2029 (b)	955,000	861,095
4.750%, 03/01/2030 (c)	765,000	683,742
At Home Group, Inc.
7.125%, 07/15/2029 (b)(c)	845,000	631,637
Bath & Body Works, Inc.
7.500%, 06/15/2029	660,000	683,496
6.625%, 10/01/2030 (b)	1,130,000	1,126,045
6.875%, 11/01/2035	890,000	871,359
6.750%, 07/01/2036	730,000	709,553
BCPE Ulysses Intermediate, Inc.
7.750%, 04/01/2027 (b)	580,000	496,631

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Retail — 5.1% (Continued)
Beacon Roofing Supply, Inc.
4.125%, 05/15/2029 (b)(c)	$660,000	$579,662
Bed Bath & Beyond, Inc.
3.749%, 08/01/2024 (c)	2,315,000	2,136,803
Bloomin’ Brands Inc. / OSI Restaurant Partners LLC
5.125%, 04/15/2029 (b)(c)	625,000	582,047
Brinker International, Inc.
5.000%, 10/01/2024 (b)	720,000	719,297
Carrols Restaurant Group, Inc.
5.875%, 07/01/2029 (b)	715,000	546,035
Carvana Co.
5.625%, 10/01/2025 (b)(c)	470,000	408,651
5.875%, 10/01/2028 (b)(c)	605,000	482,040
4.875%, 09/01/2029 (b)(c)	680,000	495,975
Ferrellgas LP / Ferrellgas Finance Corp.
5.375%, 04/01/2026 (b)(c)	620,000	561,884
5.875%, 04/01/2029 (b)	790,000	689,311
FirstCash, Inc.
5.625%, 01/01/2030 (b)	955,000	889,812
Foot Locker, Inc.
4.000%, 10/01/2029 (b)	660,000	549,985
Foundation Building Materials, Inc.
6.000%, 03/01/2029 (b)	510,000	415,594
The Gap Inc.
3.625%, 10/01/2029 (b)	360,000	293,400
Group 1 Automotive, Inc.
4.000%, 08/15/2028 (b)	940,000	847,048
Guitar Center, Inc.
8.500%, 01/15/2026 (b)	905,000	908,109
Ken Garff Automotive LLC
4.875%, 09/15/2028 (b)	690,000	628,920
LBM Acquisition LLC
6.250%, 01/15/2029 (b)	835,000	680,583
LCM Investments Holdings II LLC
4.875%, 05/01/2029 (b)	360,000	315,909
Lithia Motors, Inc.
3.875%, 06/01/2029 (b)	600,000	542,583
4.375%, 01/15/2031 (b)	685,000	629,546
LSF9 Atlantis Holdings LLC / Victra Finance Corp.
7.750%, 02/15/2026 (b)	1,030,000	930,414
Macy’s Retail Holdings LLC
5.875%, 04/01/2029 (b)	740,000	703,192
5.875%, 03/15/2030 (b)	480,000	453,300
6.125%, 03/15/2032 (b)	570,000	528,342
4.500%, 12/15/2034	645,000	504,280

	Principal Amount	Value
Retail — 5.1% (Continued)
The Michaels Cos Inc.
7.875%, 05/01/2029 (b)(c)	$1,080,000	$851,715
Murphy Oil USA, Inc.
4.750%, 09/15/2029	430,000	408,029
3.750%, 02/15/2031 (b)	735,000	646,697
NMG Holding Co. Inc. / Neiman Marcus Group LLC
7.125%, 04/01/2026 (b)	920,000	914,439
Nordstrom, Inc.
6.950%, 03/15/2028 (c)	360,000	368,313
4.375%, 04/01/2030 (c)	485,000	422,731
4.250%, 08/01/2031	375,000	318,572
5.000%, 01/15/2044 (c)	820,000	681,313
Park River Holdings, Inc.
5.625%, 02/01/2029 (b)	610,000	469,003
Party City Holdings, Inc.
8.750%, 02/15/2026 (b)	1,075,000	986,678
Penske Automotive Group, Inc.
3.750%, 06/15/2029	805,000	687,897
QVC, Inc.
4.850%, 04/01/2024	615,000	615,015
4.450%, 02/15/2025	520,000	505,026
4.750%, 02/15/2027	940,000	844,346
4.375%, 09/01/2028	845,000	719,501
Rite Aid Corp.
7.500%, 07/01/2025 (b)	680,000	583,491
8.000%, 11/15/2026 (b)(c)	1,010,000	850,305
Sizzling Platter LLC / Sizzling Platter Finance Corp.
8.500%, 11/28/2025 (b)	730,000	665,673
Sonic Automotive, Inc.
4.625%, 11/15/2029 (b)(c)	595,000	512,757
4.875%, 11/15/2031 (b)	580,000	495,865
Specialty Building Products Holdings LLC / SBP Finance Corp.
6.375%, 09/30/2026 (b)	1,125,000	1,105,734
SRS Distribution, Inc.
6.125%, 07/01/2029 (b)(c)	375,000	331,402
6.000%, 12/01/2029 (b)	895,000	786,428
Staples, Inc.
7.500%, 04/15/2026 (b)	150,000	143,488
10.750%, 04/15/2027 (b)(c)	665,000	590,055
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.000%, 06/01/2031 (b)	825,000	751,431
Superior Plus LP / Superior General Partner, Inc.
4.500%, 03/15/2029 (b)	650,000	594,740
Victoria’s Secret & Co.
4.625%, 07/15/2029 (b)	400,000	328,636
White Cap Buyer LLC
6.875%, 10/15/2028 (b)(c)	660,000	605,593

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Retail — 5.1% (Continued)
White Cap Parent LLC
8.250%, 03/15/2026 (b)	$275,000	$265,721
Yum! Brands, Inc.
4.750%, 01/15/2030 (b)	740,000	704,935
3.625%, 03/15/2031	740,000	637,026
4.625%, 01/31/2032	760,000	691,790
6.875%, 11/15/2037	430,000	455,577
		48,064,543
Semiconductors — 0.2%
Qorvo, Inc.
4.375%, 10/15/2029	1,925,000	1,790,982

Software — 1.3%
Boxer Parent Co, Inc.
9.125%, 03/01/2026 (b)	400,000	405,438
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.750%, 03/01/2025 (b)	705,000	704,129
Clarivate Science Holdings Corp.
4.875%, 07/01/2029 (b)	995,000	878,102
Minerva Merger Sub, Inc.
6.500%, 02/15/2030 (b)(c)	960,000	885,000
MSCI, Inc.
3.625%, 09/01/2030 (b)	1,565,000	1,382,599
3.625%, 11/01/2031 (b)	1,270,000	1,116,318
Open Text Corp.
3.875%, 02/15/2028 (b)	1,265,000	1,154,172
3.875%, 12/01/2029 (b)	510,000	453,900
Open Text Holdings, Inc.
4.125%, 02/15/2030 (b)	1,270,000	1,128,916
4.125%, 12/01/2031 (b)	1,375,000	1,194,208
Rackspace Technology Global, Inc.
5.375%, 12/01/2028 (b)(c)	955,000	780,784
Rocket Software, Inc.
6.500%, 02/15/2029 (b)	680,000	583,100
Skillz, Inc.
10.250%, 12/15/2026 (b)(c)	450,000	329,117
Veritas US Inc. / Veritas Bermuda Ltd.
7.500%, 09/01/2025 (b)	1,815,000	1,602,327
		12,598,110
Telecommunications — 6.6%
Avaya, Inc.
6.125%, 09/15/2028 (b)	1,225,000	1,138,691
Ciena Corp.
4.000%, 01/31/2030 (b)	605,000	552,528
CommScope Technologies LLC
6.000%, 06/15/2025 (b)	850,000	740,563

	Principal Amount	Value
Telecommunications — 6.6% (Continued)
CommScope Technologies LLC
5.000%, 03/15/2027 (b)(c)	$915,000	$719,565
CommScope, Inc.
6.000%, 03/01/2026 (b)	500,000	472,450
8.250%, 03/01/2027 (b)	835,000	719,119
7.125%, 07/01/2028 (b)(c)	900,000	718,911
4.750%, 09/01/2029 (b)	580,000	485,892
Consolidated Communications, Inc.
6.500%, 10/01/2028 (b)	1,125,000	983,073
Embarq Corp.
7.995%, 06/01/2036	660,000	597,184
Frontier Communications Holdings LLC
5.875%, 10/15/2027 (b)	750,000	719,407
5.000%, 05/01/2028 (b)	660,000	603,438
6.750%, 05/01/2029 (b)	330,000	297,767
5.875%, 11/01/2029 (c)	630,000	547,706
6.000%, 01/15/2030 (b)	785,000	683,496
Hughes Satellite Systems Corp.
5.250%, 08/01/2026	570,000	555,049
6.625%, 08/01/2026	945,000	942,014
Intrado Corp.
8.500%, 10/15/2025 (b)(c)	915,000	820,814
Level 3 Financing, Inc.
5.375%, 05/01/2025	490,000	486,354
5.250%, 03/15/2026	355,000	345,690
4.625%, 09/15/2027 (b)	975,000	878,090
4.250%, 07/01/2028 (b)	1,095,000	927,093
3.625%, 01/15/2029 (b)(c)	1,075,000	874,975
3.875%, 11/15/2029 (b)	880,000	777,753
LogMeIn, Inc.
5.500%, 09/01/2027 (b)	1,115,000	977,024
Lumen Technologies, Inc.
7.500%, 04/01/2024	490,000	504,455
5.125%, 12/15/2026 (b)	915,000	825,115
4.000%, 02/15/2027 (b)	645,000	574,627
4.500%, 01/15/2029 (b)	890,000	704,252
5.375%, 06/15/2029 (b)	980,000	800,915
7.600%, 09/15/2039	755,000	675,295
Nokia Oyj
4.375%, 06/12/2027	445,000	432,211
6.625%, 05/15/2039	555,000	641,738
Plantronics, Inc.
4.750%, 03/01/2029 (b)	455,000	462,867
Quebecor Media, Inc.
5.750%, 01/15/2023	7,135,000	7,223,224
Sprint Capital Corp.
6.875%, 11/15/2028	1,625,000	1,785,916
8.750%, 03/15/2032	1,210,000	1,539,725

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.7% (Continued)

Telecommunications — 6.6% (Continued)
Sprint Communications, Inc.
6.000%, 11/15/2022	$3,160,000	$3,211,461
Sprint Corp.
7.875%, 09/15/2023	6,305,000	6,589,009
7.125%, 06/15/2024	240,000	252,911
7.625%, 02/15/2025	155,000	165,055
7.625%, 03/01/2026	940,000	1,021,949
Switch Ltd.
3.750%, 09/15/2028 (b)	480,000	453,075
4.125%, 06/15/2029 (b)	380,000	363,405
Telecom Italia Capital SA
7.200%, 07/18/2036	1,385,000	1,252,129
7.721%, 06/04/2038	1,180,000	1,110,073
T-Mobile USA, Inc.
2.625%, 04/15/2026	155,000	144,305
4.750%, 02/01/2028	1,830,000	1,808,269
2.625%, 02/15/2029	520,000	450,174
3.375%, 04/15/2029	765,000	695,672
3.375%, 04/15/2029 (b)	595,000	541,078
2.875%, 02/15/2031	1,205,000	1,024,708
3.500%, 04/15/2031 (c)	980,000	869,946
3.500%, 04/15/2031 (b)	835,000	741,229
Viasat, Inc.
5.625%, 09/15/2025 (b)	2,020,000	1,856,047
Viavi Solutions, Inc.
3.750%, 10/01/2029 (b)	705,000	635,247
Vodafone Group Plc
7.000%, 04/04/2079 (c)	1,365,000	1,443,337
3.250%, 06/04/2081	500,000	450,567
4.125%, 06/04/2081	500,000	432,808
5.125%, 06/04/2081	920,000	770,394
Windstream Escrow LLC / Windstream Escrow Finance Corp.
7.750%, 08/15/2028 (b)	1,450,000	1,383,525
Zayo Group Holdings, Inc.
4.000%, 03/01/2027 (b)	150,000	130,759
6.125%, 03/01/2028 (b)	1,555,000	1,304,357
		62,836,475
Toys/Games/Hobbies — 0.3%
Mattel, Inc.
3.375%, 04/01/2026 (b)	220,000	214,189
5.875%, 12/15/2027 (b)	1,750,000	1,792,096
3.750%, 04/01/2029 (b)	770,000	734,545
5.450%, 11/01/2041	190,000	189,362
		2,930,192

	Principal Amount	Value
Transportation — 0.5%
Cargo Aircraft Management, Inc.
4.750%, 02/01/2028 (b)	$955,000	$898,946
First Student Bidco Inc. / First Transit Parent, Inc.
4.000%, 07/31/2029 (b)	2,010,000	1,792,920
Watco Cos LLC / Watco Finance Corp.
6.500%, 06/15/2027 (b)	550,000	532,115
XPO CNW, Inc.
6.700%, 05/01/2034	955,000	981,206
		4,205,187
Trucking & Leasing — 0.2%
Fortress Transportation and Infrastructure Investors LLC
6.500%, 10/01/2025 (b)	360,000	343,582
9.750%, 08/01/2027 (b)	545,000	556,993
5.500%, 05/01/2028 (b)	810,000	699,998
		1,600,573
Water — 0.0% (a)
Solaris Midstream Holdings LLC
7.625%, 04/01/2026 (b)	355,000	364,329
TOTAL CORPORATE BONDS (Cost $975,233,833)		936,810,146

SHORT-TERM INVESTMENTS — 0.1%

Money Market Deposit Accounts — 0.1%
U.S. Bank Money Market Deposit Account, 0.130% (d)	748,880	748,880
TOTAL SHORT-TERM INVESTMENTS (Cost $748,880)		748,880

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 8.8%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (d)	83,712,043	83,712,043
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $83,712,043)		83,712,043

Total Investments (Cost $1,059,694,756) — 107.6%		1,021,271,069
Liabilities in Excess of Other Assets — (7.6)%		(71,721,485)
TOTAL NET ASSETS — 100.0%		$949,549,584

Percentages are stated as a percent of net assets.

(a)	Less than 0.05%.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

(b)

Restriced security as defined in Rule 144(b) under the Securities Act of 1933. Resale to the public may require registration or may extend only to qualified institutional buyers. At April 30, 2022, the market value of these securities total $584,654,907, which represents 61.57% of total net assets.

(c)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $81,379,161 or 8.6% of net assets.
(d)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® Fund of Funds ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS — 99.8%
Pacer Trendpilot 100 ETF	252,350	$13,167,623
Pacer Trendpilot International ETF	512,621	12,477,195
Pacer Trendpilot US Bond ETF	544,421	12,603,346
Pacer Trendpilot US Large Cap ETF	331,507	12,431,513
Pacer Trendpilot US Mid Cap ETF	381,321	13,151,761
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $63,755,273)		63,831,438

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%

Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account, 0.130% (a)	$144,139	144,139
TOTAL SHORT-TERM INVESTMENTS (Cost $144,139)		144,139

Total Investments (Cost $63,899,412) — 100.0%		63,975,577
Liabilities in Excess of Other Assets — 0.0% (b)		(7,998)
TOTAL NET ASSETS — 100.0%		$63,967,579

Percentages are stated as a percent of net assets.

(a)	The rate shown is as of April 30, 2022.
(b)	Less than 0.05%

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 99.2%

Australia — 6.4%
Aurizon Holdings Ltd.	314,627	$895,867
BHP Group Ltd. - ADR (a)	114,751	7,686,022
Coles Group Ltd.	92,665	1,224,333
Evolution Mining Ltd.	108,948	311,757
Fortescue Metals Group Ltd.	530,754	8,111,330
Newcrest Mining Ltd.	52,515	997,367
Origin Energy Ltd.	142,801	690,128
Telstra Corp. Ltd.	934,605	2,667,791
		22,584,595
Britain — 15.2%
Anglo American PLC	153,360	6,915,335
BAE Systems PLC	272,664	2,537,175
BP PLC - ADR	239,269	6,871,806
British American Tobacco PLC - ADR	187,335	7,826,856
GlaxoSmithKline PLC - ADR (a)	157,532	7,133,049
Imperial Brands PLC	156,717	3,283,084
Rio Tinto PLC - ADR (a)	105,038	7,470,302
Unilever PLC - ADR (a)	124,642	5,765,939
Vodafone Group PLC - ADR (a)	368,484	5,597,272
		53,400,818
Canada — 1.4%
Canadian Natural Resources Ltd.	79,316	4,907,281

Chile — 0.4%
Antofagasta PLC	74,152	1,446,191

China — 0.7%
Lenovo Group Ltd.	877,948	859,263
Tingyi Cayman Islands Holding Corp.	580,421	1,063,649
Uni-President China Holdings Ltd.	440,468	388,995
		2,311,907
Finland — 0.4%
Fortum Oyj	74,723	1,253,385

France — 8.1%
Carrefour SA	49,867	1,060,564
Danone SA	45,013	2,737,126
Engie SA	185,609	2,216,946
Orange SA - ADR (a)	345,523	4,059,895
Sanofi - ADR	135,649	7,087,660
TotalEnergies SE - ADR	134,416	6,547,403
Vinci SA	35,696	3,496,130
Vivendi SE	114,091	1,319,152
		28,524,876

	Shares	Value
Germany — 1.8%
BASF SE	97,412	$5,180,385
Evonik Industries AG	39,169	1,033,449
		6,213,834
Hong Kong — 3.4%
ASM Pacific Technology Ltd.	28,787	293,666
CK Hutchison Holdings Ltd.	361,997	2,546,481
CK Infrastructure Holdings Ltd.	259,484	1,747,640
CLP Holdings Ltd.	195,073	1,901,757
Dairy Farm International Holdings Ltd.	113,694	309,248
Power Assets Holdings Ltd.	239,561	1,613,457
SITC International Holdings Co Ltd.	259,334	875,793
Swire Pacific Ltd. - Class A	130,231	745,173
WH Group Ltd. (b)	1,015,348	705,192
Xinyi Glass Holdings Ltd.	487,519	1,097,182
		11,835,589
Italy — 1.6%
Eni SpA - ADR (a)	199,464	5,547,094

Japan — 13.3%
Aisin Corp.	21,046	613,014
Canon, Inc. - ADR	69,570	1,598,719
Inpex Corp.	100,401	1,185,239
Isuzu Motors Ltd.	48,402	565,793
Japan Tobacco, Inc.	213,013	3,649,658
KDDI Corp.	161,227	5,385,622
Kirin Holdings Co. Ltd.	57,646	844,201
Marubeni Corp.	157,960	1,731,444
Mitsubishi Chemical Holdings Corp.	90,344	552,054
Mitsui & Co. Ltd.	112,995	2,742,703
Nintendo Co. Ltd. - ADR	73,844	4,207,631
Nippon Steel Corp.	80,325	1,280,929
Nippon Telegraph & Telephone Corp.	233,408	6,919,057
Oracle Corp Japan	27,456	1,772,924
SoftBank Corp.	471,106	5,499,716
Sumitomo Chemical Co. Ltd.	115,807	491,694
Sumitomo Corp.	123,283	1,958,373
Takeda Pharmaceutical Co. Ltd. - ADR	363,667	5,287,718
Yamaha Motor Co. Ltd.	25,513	528,838
		46,815,327
Netherlands — 2.2%
Shell PLC - ADR	147,973	7,906,197

New Zealand — 0.2%
Spark New Zealand Ltd.	236,930	752,571

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 99.2% (Continued)

Norway — 0.7%
Telenor ASA	173,598	$2,459,784

Singapore — 0.3%
Jardine Cycle & Carriage Ltd.	24,690	517,741
Singapore Technologies Engineering Ltd.	234,617	695,564
		1,213,305
South Korea — 1.4%
KT&G Corp.	12,839	844,348
LG Corp.	10,343	603,616
POSCO Holdings Inc. - ADR	33,653	1,908,462
SK Telecom Co Ltd. - ADR	61,624	1,541,833
		4,898,259
Spain — 2.5%
Naturgy Energy Group SA	83,079	2,518,023
Repsol SA	141,750	2,136,172
Telefonica SA - ADR (a)	838,259	4,006,878
		8,661,073
Sweden — 1.0%
H & M Hennes & Mauritz AB - Class B (a)	123,125	1,569,618
Telia Co. AB	435,988	1,815,091
		3,384,709
Switzerland — 4.9%
Glencore PLC	833,388	5,211,426
Holcim Ltd.	51,438	2,546,122
Novartis AG - ADR	80,325	7,071,010
Swisscom AG	4,094	2,427,570
		17,256,128
United States — 33.3%
3M Co.	37,068	5,345,947
AbbVie, Inc. (a)	53,877	7,913,454
Altria Group, Inc.	145,784	8,101,217
Amgen, Inc.	31,679	7,387,226
AT&T, Inc.	271,393	5,118,472
Bristol-Myers Squibb Co.	113,739	8,561,135
Chevron Corp.	55,683	8,723,856
Dow, Inc.	73,549	4,891,008
Exxon Mobil Corp.	104,942	8,946,305
Gilead Sciences, Inc.	91,513	5,430,381
International Business Machines Corp.	53,561	7,081,300
Kinder Morgan, Inc.	289,798	5,259,834
Merck & Co., Inc.	87,321	7,744,499
Newmont Goldcorp Corp.	56,671	4,128,482
Philip Morris International, Inc.	71,616	7,161,600
Phillips 66 (a)	42,009	3,644,701
Southern Copper Corp.	67,554	4,206,588

	Shares	Value
United States — 33.3% (Continued)
The Kraft Heinz Co.	109,028	$4,647,864
Walgreens Boots Alliance, Inc. (a)	65,300	2,768,720
		117,062,589
TOTAL COMMON STOCKS (Cost $345,508,357)		348,435,512

	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%

Money Market Deposit Accounts — 0.5%
U.S. Bank Money Market Deposit Account, 0.130% (c)	$1,616,516	1,616,516
TOTAL SHORT-TERM INVESTMENTS (Cost $1,616,516)		1,616,516

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 15.1%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (c)	53,099,720	53,099,720
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $53,099,720)		53,099,720

Total Investments (Cost $400,224,593) — 114.8%		403,151,748
Liabilities in Excess of Other Assets — (14.8)%		(51,849,275)
TOTAL NET ASSETS — 100.0%		$351,302,473

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $50,750,327 or 14.4% of net assets.
(b)

Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of those securities total $705,192 or 0.2% of net assets.

(c)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 96.6%

Advertising — 1.0%
The Interpublic Group of Cos., Inc.	1,323,496	$43,172,439

Agriculture — 4.3%
Altria Group, Inc.	1,716,964	95,411,690
Archer-Daniels-Midland Co.	1,108,954	99,317,920
		194,729,610
Airlines — 0.3%
JetBlue Airways Corp. (a)	1,178,716	12,977,663

Apparel — 1.5%
PVH Corp.	193,046	14,049,888
Ralph Lauren Corp.	150,719	15,726,021
Tapestry, Inc.	731,637	24,085,490
Under Armour, Inc. - Class A (a)	938,640	14,417,510
		68,278,909
Auto Parts & Equipment — 0.2%
Allison Transmission Holdings, Inc.	270,564	10,129,916

Biotechnology — 8.1%
Biogen, Inc. (a)	384,154	79,688,906
Gilead Sciences, Inc.	1,484,721	88,103,344
Moderna, Inc. (a)	672,678	90,414,650
Regeneron Pharmaceuticals, Inc. (a)	147,571	97,265,522
United Therapeutics Corp. (a)	65,468	11,624,498
		367,096,920
Building Materials — 2.2%
Builders FirstSource, Inc. (a)	492,182	30,303,646
Eagle Materials, Inc.	83,888	10,345,068
Louisiana-Pacific Corp. (b)	501,699	32,369,620
Owens Corning	301,069	27,376,204
		100,394,538
Chemicals — 8.2%
CF Industries Holdings, Inc.	619,408	59,977,277
Dow, Inc.	1,560,131	103,748,711
LyondellBasell Industries NV - Class A	945,374	100,238,005
Olin Corp.	777,753	44,643,022
The Chemours Co. (b)	517,835	17,124,803
Westlake Chemical Corp. (b)	373,190	47,227,195
		372,959,013
Commercial Services — 0.7%
Grand Canyon Education, Inc. (a) (b)	76,794	7,369,920
ManpowerGroup, Inc.	146,618	13,224,943
StoneCo. Ltd. - Class A (a) (b)	1,158,316	10,911,337
		31,506,200
Computers — 5.4%
Dell Technologies, Inc. - Class C	1,767,756	83,102,209
Genpact Ltd.	377,280	15,193,066

	Shares	Value
Computers — 5.4% (Continued)
HP, Inc.	2,527,214	$92,571,849
Lumentum Holdings, Inc. (a) (b)	178,786	14,519,211
NCR Corp. (a) (b)	480,068	16,816,782
NetApp, Inc.	348,265	25,510,411
		247,713,528
Diversified Financial Services — 0.7%
Alliance Data Systems Corp.	602,899	33,038,865

Electronics — 0.2%
Vontier Corp. (b)	436,110	11,173,138

Engineering & Construction — 0.3%
MasTec, Inc. (a) (b)	205,992	14,833,484

Food — 1.2%
Albertsons Cos., Inc. - Class A	1,677,882	52,484,149

Forest Products & Paper — 0.4%
Sylvamo Corp. (a)	429,440	19,174,496

Hand/Machine Tools — 0.5%
Snap-On, Inc. (b)	103,621	22,018,426

Healthcare-Products — 1.4%
Hologic, Inc. (a)	703,510	50,645,685
Quidel Corp. (a)	123,886	12,465,409
Zimvie, Inc. (a)	48,166	1,083,735
		64,194,829
Healthcare-Services — 2.2%
Laboratory Corp. of American Holdings (a)	236,601	56,850,488
Quest Diagnostics, Inc.	319,896	42,814,881
		99,665,369
Home Builders — 2.9%
Lennar Corp. - Class A (b)	763,882	58,429,334
NVR, Inc. (a)	5,925	25,929,044
PulteGroup, Inc.	480,029	20,046,011
Thor Industries, Inc. (b)	137,532	10,528,075
Toll Brothers, Inc.	405,738	18,814,071
		133,746,535
Home Furnishings — 1.0%
Tempur Sealy International, Inc. (b)	454,446	12,320,031
Whirlpool Corp. (b)	194,644	35,331,779
		47,651,810
Internet — 3.6%
Expedia Group, Inc. (a) (b)	419,353	73,281,937
Meta Platforms Inc. - Class A (a)	452,360	90,684,609
		163,966,546

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 96.6% (Continued)

Iron/Steel — 5.7%
Cleveland-Cliffs, Inc. (a) (b)	1,928,692	$49,162,359
Nucor Corp.	661,593	102,401,365
Steel Dynamics, Inc.	372,469	31,939,217
United States Steel Corp. (b)	2,472,866	75,397,684
		258,900,625
Leisure Time — 0.4%
Harley-Davidson, Inc. (b)	528,737	19,272,464

Lodging — 0.4%
Boyd Gaming Corp.	305,090	18,482,352

Machinery-Construction & Mining — 0.3%
Oshkosh Corp.	125,828	11,631,540

Media — 1.7%
Nexstar Media Group, Inc. - Class A	139,803	22,147,591
Warner Bros Discovery, Inc. (a)	3,086,359	56,017,416
		78,165,007
Metal Fabricate/Hardware — 0.2%
Crane Co. (b)	105,506	10,152,842

Miscellaneous Manufacturing — 0.6%
Textron, Inc.	413,171	28,612,092

Office/Business Equipment — 0.3%
Xerox Holdings Corp. (b)	729,835	12,699,129

Oil & Gas — 15.9%
APA Corp.	1,453,535	59,493,187
ConocoPhillips	916,017	87,497,944
Diamondback Energy, Inc.	430,451	54,335,830
EOG Resources, Inc.	766,810	89,532,736
Exxon Mobil Corp.	1,091,893	93,083,878
Marathon Oil Corp.	2,099,663	52,323,602
Occidental Petroleum Corp.	1,634,553	90,047,525
Phillips 66	1,069,770	92,813,245
Valero Energy Corp.	936,000	104,345,280
		723,473,227
Pharmaceuticals — 10.8%
Bristol-Myers Squibb Co.	1,324,475	99,693,233
CVS Health Corp.	872,930	83,914,761
McKesson Corp.	325,695	100,838,429
Organon & Co. (b)	1,345,903	43,513,044
Pfizer, Inc.	1,886,723	92,581,498
Premier, Inc. - Class A	257,420	9,321,178
Viatris, Inc.	5,915,181	61,103,820
		490,965,963

	Shares	Value
Pipelines — 1.0%
Targa Resources Corp. (b)	622,238	$45,678,492

Retail — 7.1%
AutoNation, Inc. (a) (b)	525,578	60,919,746
Bath & Body Works, Inc. (a) (b)	729,814	38,599,862
Dick’s Sporting Goods, Inc. (b)	291,349	28,091,871
Foot Locker, Inc.	576,031	16,883,469
Kohl’s Corp.	757,511	43,844,737
Lithia Motors, Inc. (b)	101,588	28,762,610
Penske Automotive Group, Inc. (b)	410,624	43,041,608
Qurate Retail Group, Inc. - Class A (b)	3,823,767	16,098,059
Victoria’s Secret & Co. (a) (b)	409,030	19,273,494
Williams-Sonoma, Inc. (b)	217,828	28,422,197
		323,937,653
Software — 2.5%
Dropbox, Inc. - Class A (a)	802,147	17,446,697
Loyalty Ventures, Inc. (a) (b)	239,829	3,067,413
Teradata Corp. (a) (b)	224,582	9,286,466
VMware, Inc. - Class A	770,055	83,196,742
		112,997,318
Telecommunications — 3.4%
AT&T, Inc.	3,781,584	71,320,674
Lumen Technologies, Inc. (b)	8,219,661	82,689,790
		154,010,464
TOTAL COMMON STOCKS (Cost $4,410,596,944)		4,399,885,551

REAL ESTATE INVESTMENT TRUSTS — 3.0%
New Residential Investment Corp. (b)	6,802,920	70,750,368
Weyerhaeuser Co.	1,665,205	68,639,750
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $136,739,292)		139,390,118

	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%

Money Market Deposit Accounts — 0.3%
U.S. Bank Money Market Deposit Account 0.130% (c)	$13,434,058	13,434,058
TOTAL SHORT-TERM INVESTMENTS (Cost $13,434,058)		13,434,058

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 10.9%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (c)	495,833,899	$495,833,899
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $495,833,899)		495,833,899

Total Investments (Cost $5,056,604,193) — 110.8%		5,048,543,626
Liabilities in Excess of Other Assets — (10.8)%		(493,793,480)
TOTAL NET ASSETS — 100.0%		$4,554,750,146

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $467,566,033 or 10.3% of net assets.
(c)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 98.8%

Aerospace/Defense — 0.1%
National Presto Industries, Inc.	15,750	$1,120,297

Agriculture — 1.5%
Vector Group Ltd. (a)	984,060	12,517,243

Apparel — 2.8%
Fossil Group, Inc. (a) (b)	657,254	6,493,669
Kontoor Brands, Inc.	222,116	8,824,669
Oxford Industries, Inc. (a)	87,760	7,863,296
		23,181,634
Auto Parts&Equipment — 1.3%
American Axle & Manufacturing Holdings, Inc. (b)	1,671,203	11,063,364

Beverages — 1.7%
Coca-Cola Consolidated, Inc. (a)	31,171	13,761,996

Biotechnology — 3.1%
Innoviva, Inc. (a) (b)	757,697	12,926,311
iTeos Therapeutics, Inc. (a) (b)	465,846	12,433,430
		25,359,741
Building Materials — 3.1%
Apogee Enterprises, Inc. (a)	81,319	3,578,036
Boise Cascade Co.	223,612	16,900,595
SPX Corp. (b)	133,640	5,599,516
		26,078,147
Chemicals — 2.6%
AdvanSix, Inc.	133,753	5,957,359
American Vanguard Corp.	124,359	2,661,282
Trinseo PLC	274,602	13,029,865
		21,648,506
Coal — 2.9%
CONSOL Energy, Inc. (a) (b)	203,992	9,699,820
SunCoke Energy, Inc.	607,519	5,054,558
Warrior Met Coal, Inc.	264,048	8,996,115
		23,750,493
Commercial Services — 7.2%
CoreCivic, Inc. (a) (b)	1,166,083	14,494,412
Forrester Research, Inc. (b)	84,080	4,682,415
Heidrick & Struggles International, Inc.	278,015	8,885,360
Kelly Services, Inc. - Class A	206,177	3,977,154
Korn/Ferry International	236,978	14,559,928
Perdoceo Education Corp. (b)	661,725	7,398,086
Strategic Education, Inc. (a)	86,882	5,612,577
		59,609,932
Computers — 1.1%
NetScout Systems, Inc. (b)	291,150	8,967,420

	Shares	Value
Distribution/Wholesale — 1.2%
G-III Apparel Group Ltd. (b)	376,042	$9,957,592

Electrical Components & Equipment — 1.6%
Encore Wire Corp. (a)	93,850	10,587,218
Insteel Industries, Inc. (a)	54,876	2,327,840
		12,915,058
Electronics — 1.2%
Sanmina Corp. (b)	253,294	10,357,192

Energy-Alternate Sources — 0.3%
FutureFuel Corp.	178,907	1,701,405
REX American Resources Corp. (a) (b)	12,055	1,020,215
		2,721,620
Entertainment — 1.1%
Golden Entertainment, Inc. (b)	195,778	9,389,513

Forest Products & Paper — 2.7%
Sylvamo Corp. (b)	504,232	22,513,959

Healthcare-Products — 0.4%
Natus Medical, Inc. (b)	95,819	3,187,898

Healthcare-Services — 2.1%
Fulgent Genetics, Inc. (a) (b)	316,332	17,360,300

Home Builders — 1.0%
Winnebago Industries, Inc. (a)	158,261	8,416,320

Home Furnishings — 1.2%
Ethan Allen Interiors, Inc. (a)	167,442	3,975,073
Sleep Number Corp. (a) (b)	151,139	6,130,198
		10,105,271
Internet — 0.8%
Cars.com, Inc. (b)	320,446	3,563,360
Liquidity Services, Inc. (b)	130,994	1,888,933
QuinStreet, Inc. (b)	144,137	1,370,743
		6,823,036
Leisure Time — 1.0%
Vista Outdoor, Inc. (a) (b)	241,950	8,523,898

Media — 1.2%
Scholastic Corp.	123,894	4,565,494
Thryv Holdings, Inc. (a) (b)	208,842	5,394,389
		9,959,883
Metal Fabricate/Hardware — 2.5%
Mueller Industries, Inc. (a)	199,831	10,820,849
TimkenSteel Corp. (a) (b)	382,209	7,900,260

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 98.8% (Continued)

Metal Fabricate/Hardware — 2.5% (Continued)
Tredegar Corp.	151,300	$1,732,385
		20,453,494
Miscellaneous Manufacturing — 2.5%
Hillenbrand, Inc.	384,168	15,681,738
Sturm Ruger & Co., Inc. (a)	79,834	5,440,687
		21,122,425
Oil and Gas — 1.9%
SM Energy Co.	439,128	15,602,218

Oil & Gas Services — 1.9%
Bristow Group, Inc. (b)	127,990	3,816,662
Oceaneering International, Inc. (b)	425,670	4,822,841
US Silica Holdings, Inc. (b)	403,274	7,492,831
		16,132,334
Pharmaceuticals — 1.9%
Collegium Pharmaceutical, Inc. (a) (b)	232,133	3,737,341
Corcept Therapeutics, Inc. (a) (b)	273,756	5,888,492
USANA Health Sciences, Inc. (a) (b)	51,764	3,968,228
Vanda Pharmaceuticals, Inc. (a) (b)	224,560	2,227,635
		15,821,696
Retail — 32.0%
Abercrombie & Fitch Co. (a) (b)	498,342	17,232,666
Academy Sports & Outdoors, Inc. (a)	529,403	19,778,496
Asbury Automotive Group, Inc. (a) (b)	91,232	16,760,231
Big Lots, Inc. (a)	330,029	10,197,896
Bloomin’ Brands, Inc. (a)	715,217	15,727,622
Boot Barn Holdings, Inc. (a) (b)	91,794	8,266,968
Caleres, Inc.	384,069	8,806,702
Chico’s FAS, Inc. (a) (b)	2,841,497	15,059,934
Chuy’s Holdings, Inc. (a) (b)	79,708	1,993,497
Conn’s, Inc. (a) (b)	536,452	8,395,474
Genesco, Inc. (a) (b)	126,077	7,820,556
Group 1 Automotive, Inc.	91,436	15,922,665
Haverty Furniture Cos., Inc. (a)	87,566	2,174,264
Hibbett, Inc. (a)	92,446	3,991,818
La-Z-Boy, Inc. (a)	214,722	5,642,894
MarineMax, Inc. (a) (b)	320,838	13,128,691
Movado Group, Inc. (a)	125,026	4,497,185
Sally Beauty Holdings, Inc. (a) (b)	595,123	8,998,260
Shoe Carnival, Inc. (a)	278,410	8,405,198
Signet Jewelers Ltd. (a)	260,918	18,316,444
Sonic Automotive, Inc. - Class A (a)	364,591	15,513,347
The Buckle, Inc. (a)	333,234	10,350,248
The Cato Corp. - Class A (a)	165,118	2,237,349
The Children’s Place, Inc. (a) (b)	149,276	6,915,957

	Shares	Value
Retail — 32.0% (Continued)
The ODP Corp. (b)	252,451	$10,862,966
Vera Bradley, Inc. (b)	335,844	2,065,441
Zumiez, Inc. (a) (b)	197,982	7,252,081
		266,314,850
Semiconductors — 3.8%
Axcelis Technologies, Inc. (a) (b)	87,704	4,775,483
COHU, Inc. (a) (b)	128,333	3,408,525
Kulicke & Soffa Industries, Inc. (a)	243,695	11,309,885
Rambus, Inc. (a) (b)	283,721	7,067,490
Ultra Clean Holdings, Inc. (b)	149,644	4,664,403
		31,225,786
Software — 3.4%
Consensus Cloud Solutions, Inc. (a) (b)	144,417	7,613,664
Loyalty Ventures, Inc. (b)	398,631	5,098,491
Progress Software Corp. (a)	163,313	7,835,758
Xperi Holding Corp.	509,547	7,948,933
		28,496,846
Telecommunications — 0.6%
Extreme Networks, Inc. (b)	525,935	5,048,976

Transportation — 5.1%
ArcBest Corp.	114,575	8,267,732
Atlas Air Worldwide Holdings, Inc. (a) (b)	200,733	13,838,533
Dorian LPG Ltd.	442,170	6,508,742
Matson, Inc.	158,393	13,624,966
		42,239,973
TOTAL COMMON STOCKS (Cost $885,875,119)		821,748,911

REAL ESTATE INVESTMENT TRUSTS — 1.0%
Tanger Factory Outlet Centers, Inc. (a)	537,451	8,669,085
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,043,971)		8,669,085

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%

Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account 0.130% (c)	$1,447,176	1,447,176
TOTAL SHORT-TERM INVESTMENTS (Cost $1,447,176)		1,447,176

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 30.4%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (c)	252,673,651	$252,673,651
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $252,673,651)		252,673,651

Total Investments (Cost $1,149,039,917) — 130.4%		1,084,538,823
Liabilities in Excess of Other Assets — (30.4)%		(252,863,842)
TOTAL NET ASSETS — 100.0%		$831,674,981

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $240,276,535 or 28.9% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 98.8%

Australia — 5.6%
BHP Group Ltd. - ADR (a)	38,961	2,609,608
BlueScope Steel Ltd.	20,720	300,699
Fortescue Metals Group Ltd.	183,863	2,809,915
Newcrest Mining Ltd.	29,030	551,339
		6,271,561
Austria — 0.2%
ams-OSRAM AG (b)	15,930	198,808

Britain — 12.9%
Anglo American PLC	61,420	2,769,561
BAE Systems PLC	151,258	1,407,476
Barratt Developments PLC	69,123	429,813
Burberry Group PLC	16,550	331,100
Imperial Brands PLC	89,241	1,869,521
Kingfisher PLC	137,356	437,496
Persimmon PLC	19,920	526,017
Rio Tinto PLC - ADR (a)	36,179	2,573,050
Royal Mail PLC	78,610	340,631
Taylor Wimpey PLC	155,808	248,623
Vodafone Group PLC - ADR (a)	148,860	2,261,183
WPP PLC - ADR (a)	18,808	1,164,215
		14,358,686
Canada — 9.5%
Canadian Natural Resources Ltd.	54,592	3,377,607
Imperial Oil Ltd. (a)	34,340	1,721,807
Loblaw Cos. Ltd.	16,804	1,537,102
Magna International, Inc.	14,488	873,192
Suncor Energy, Inc.	84,271	3,028,700
		10,538,408
Chile — 0.9%
Antofagasta PLC	48,918	954,051

China — 1.3%
Lenovo Group Ltd.	1,500,287	1,468,358

Denmark — 1.9%
AP Moller - Maersk A/S - Class B	722	2,117,506

Finland — 2.0%
Fortum Oyj	61,300	1,028,231
Nokia OYJ - ADR (b)	234,576	1,182,263
		2,210,494
France — 11.8%
Airbus Group SE	19,847	2,209,759
Atos SE	8,670	214,027
Bouygues SA	30,887	1,070,395
Carrefour SA	69,770	1,483,857
Cie de Saint-Gobain	33,814	2,009,413

	Shares	Value
France — 11.8% (Continued)
Cie Generale des Etablissements Michelin	9,308	$1,169,011
Eiffage SA	13,458	1,340,817
Faurecia	15,270	339,419
Publicis Groupe SA	19,883	1,207,776
Thales SA	12,115	1,559,251
Valeo SA	25,926	478,774
		13,082,499
Germany — 6.1%
Continental AG (b)	18,300	1,274,558
Covestro AG (c)	13,131	571,973
Daimler AG	28,711	2,032,374
Daimler Truck Holding AG (b)	14,275	388,534
Deutsche Post AG	37,458	1,617,012
HeidelbergCement AG	16,382	955,016
		6,839,467
Ireland — 1.1%
CRH PLC - ADR (a)	31,968	1,265,293

Japan — 24.1%
Aisin Corp.	20,930	609,635
Astellas Pharma, Inc.	65,640	1,000,469
Canon, Inc. - ADR (a)	59,706	1,372,044
Capcom Co. Ltd.	8,340	220,750
Dentsu Group, Inc.	12,526	454,131
Isuzu Motors Ltd.	38,650	451,798
ITOCHU Corp.	73,059	2,213,585
Japan Tobacco, Inc.	89,880	1,539,959
KDDI Corp.	75,832	2,533,090
Konami Holdings Corp.	5,100	315,962
Marubeni Corp.	156,910	1,719,934
Mazda Motor Corp.	32,850	235,158
Mitsubishi Electric Corp.	93,759	988,344
Nabtesco Corp.	4,220	96,838
NEC Corp.	14,358	558,720
Nintendo Co. Ltd. - ADR	39,457	2,248,260
Nippon Telegraph & Telephone Corp.	80,884	2,397,694
Nitto Denko Corp.	4,804	323,907
Otsuka Holdings Co. Ltd.	19,675	661,468
Ricoh Co. Ltd.	33,380	244,611
Ryohin Keikaku Co. Ltd.	11,850	106,744
SCREEN Holdings Co. Ltd.	2,955	245,463
Secom Co. Ltd.	7,352	519,724
Seiko Epson Corp.	24,172	338,622
Sharp Corp.	58,820	498,571
Subaru Corp.	19,228	290,254
Sumitomo Chemical Co. Ltd.	163,810	695,506
Suzuki Motor Corp.	23,410	704,961

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 98.8% (Continued)

Japan — 24.1% (Continued)
Taisei Corp.	7,660	$208,064
Takeda Pharmaceutical Co. Ltd. - ADR (a)	161,134	2,342,888
Yamada Holdings Co. Ltd. (b)	118,970	354,779
Yamaha Motor Co. Ltd.	17,783	368,609
		26,860,542
Luxembourg — 2.0%
ArcelorMittal	74,913	2,221,919

Netherlands — 2.4%
Shell PLC - ADR	50,263	2,685,552

Norway — 3.7%
Aker BP ASA	29,350	1,065,497
Equinor ASA - ADR (a)	87,923	2,996,416
		4,061,913
Poland — 0.3%
KGHM Polska Miedz SA	9,760	319,204

South Korea — 7.3%
HMM Co. Ltd.	58,644	1,326,027
Hyundai Mobis Co. Ltd.	2,507	414,174
Kia Corp.	28,355	1,891,838
Korean Air Lines Co. Ltd. (b)	31,214	749,285
KT&G Corp.	5,820	382,748
Kumho Petrochemical Co. Ltd.	3,334	410,114
LG Display Co. Ltd. - ADR (a)	73,617	473,357
Lotte Chemical Corp.	1,983	310,239
POSCO - ADR	21,582	1,223,915
Samsung Engineering Co. Ltd. (b)	14,512	300,408
SK Telecom Co. Ltd. - ADR	27,127	678,718
		8,160,823
Spain — 0.0% (d)
Telefonica SA - ADR (a)	726	3,470

Sweden — 3.8%
Boliden AB (a)	12,016	527,657
H & M Hennes & Mauritz AB - Class B (a)	125,800	1,603,720
Lundin Energy AB	18,330	765,348
Telefonaktiebolaget LM Ericsson - ADR	173,336	1,379,754
		4,276,479
Switzerland — 1.9%
Holcim Ltd.	34,151	1,690,435
The Swatch Group AG	1,810	473,549
		2,163,984
TOTAL COMMON STOCKS (Cost $114,440,454)		110,059,017

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.5%

Money Market Deposit Accounts — 0.5%
U.S. Bank Money Market Deposit Account 0.130% (b)(e)	$553,266	$553,266
TOTAL SHORT-TERM INVESTMENTS (Cost $553,266)		553,266

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 10.7%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (e)	11,911,218	11,911,218
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $11,911,218)		11,911,218

Total Investments (Cost $126,904,938) — 110.0%		122,523,501
Liabilities in Excess of Other Assets — (10.0)%		(11,177,614)
TOTAL NET ASSETS — 100.0%		$111,345,887

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $11,365,193 or 10.2% of net assets.
(b)	Non-income producing security.
(c)

Restriced security as defined in Rule 144(a) under the Securities Act of 1933. Resale to the public may require registration or may extend only to qualified institutional buyers. At April 30, 2022, the market value of these securities total $571,973, which represents 0.5% of total net assets.

(d)	Less than 0.05%.
(e)	The rate shown is as of April 30, 2022.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows Growth ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 99.8%

Apparel — 1.2%
Crocs, Inc. (a)	596	$39,592
Deckers Outdoor Corp. (a) (b)	265	70,424
		110,016
Biotechnology — 10.3%
Moderna, Inc. (a)	3,277	440,462
Regeneron Pharmaceuticals, Inc. (a)	710	467,968
		908,430
Building Materials — 2.3%
Builders FirstSource, Inc. (a) (b)	1,722	106,023
Eagle Materials, Inc.	385	47,478
Louisiana-Pacific Corp. (b)	836	53,939
		207,440
Chemicals — 1.0%
Olin Corp.	1,521	87,305

Commercial Services — 4.4%
FTI Consulting, Inc. (a)	335	52,833
Gartner, Inc. (a)	802	233,021
Service Corp. International	1,573	103,205
		389,059
Computers — 7.9%
Apple, Inc. (b)	2,920	460,338
EPAM Systems, Inc. (a)	554	146,805
Maximus, Inc.	603	43,947
Qualys, Inc. (a) (b)	380	51,786
		702,876
Engineering & Construction — 0.7%
TopBuild Corp. (a) (b)	321	58,146

Entertainment — 0.6%
Light & Wonder, Inc. (a)	942	52,809

Environmental Control — 0.8%
Tetra Tech, Inc.	526	73,261

Healthcare-Products — 2.5%
PerkinElmer, Inc. (b)	1,229	180,184
Quidel Corp. (a)	407	40,952
		221,136
Healthcare-Services — 0.5%
Medpace Holdings, Inc. (a) (b)	343	45,815

Home Furnishings — 0.5%
Tempur Sealy International, Inc. (b)	1,764	47,822

Internet — 11.3%
Alphabet, Inc. - Class A (a) (b)	176	401,665

	Shares	Value
Internet — 11.3% (Continued)
Etsy, Inc. (a)	1,204	$112,201
Meta Platforms, Inc. - Class A (a) (b)	2,432	487,543
		1,001,409
Iron/Steel — 3.3%
Cleveland-Cliffs, Inc. (a)	5,119	130,483
Steel Dynamics, Inc.	1,864	159,838
		290,321
Lodging — 0.7%
Boyd Gaming Corp. (b)	1,072	64,942

Oil & Gas — 8.1%
Devon Energy Corp.	6,471	376,418
Diamondback Energy, Inc.	1,728	218,126
Murphy Oil Corp.	1,505	57,310
PDC Energy, Inc. (b)	938	65,416
		717,270
Pipelines — 2.4%
Antero Midstream Corp.	4,654	47,796
Targa Resources Corp.	2,229	163,631
		211,427
Retail — 16.1%
AutoZone, Inc. (a)	195	381,317
Dick’s Sporting Goods, Inc. (b)	844	81,379
Lowe’s Cos., Inc.	2,054	406,137
O’Reilly Automotive, Inc. (a)	649	393,651
RH (a) (b)	209	70,249
Williams-Sonoma, Inc.	711	92,771
		1,425,504
Semiconductors — 22.4%
Applied Materials, Inc.	3,691	407,302
KLA Corp.	1,412	450,795
Lam Research Corp.	935	435,485
Power Integrations, Inc. (b)	576	46,080
QUALCOMM, Inc.	2,995	418,371
Synaptics, Inc. (a)	385	57,149
Teradyne, Inc. (b)	1,582	166,838
		1,982,020
Software — 1.0%
Teradata Corp. (a)	1,034	42,756
Ziff Davis, Inc. (a)	462	40,822
		83,578
Transportation — 1.8%
Expeditors International of Washington, Inc.	1,629	161,385
TOTAL COMMON STOCKS (Cost $10,487,798)		8,841,971

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows Growth ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.2%

Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account 0.130% (c)	$17,701	$17,701
TOTAL SHORT-TERM INVESTMENTS (Cost $17,701)		17,701

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 26.4%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (c)	2,339,820	2,339,820
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,339,819)		2,339,820

Total Investments (Cost $12,845,319) — 126.4%		11,199,492
Liabilities in Excess of Other Assets — (26.4)%		(2,340,242)
TOTAL NET ASSETS — 100.0%		$8,859,250

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $2,218,009 or 25.0% of net assets.
(c)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 91.6%

Brazil — 10.5%
Cia Siderurgica Nacional SA - ADR (c)	57,125	$240,496
CPFL Energia SA	10,381	76,032
CSN Mineracao SA	148,362	155,746
Marfrig Global Foods SA	32,474	123,684
Telefonica Brasil SA - ADR (c)	15,919	168,741
TIM SA/Brazil - ADR	6,232	85,004
Vale SA - ADR	18,795	317,448
		1,167,151
Chile — 2.3%
Cencosud SA	74,250	118,851
Falabella SA	49,455	138,896
		257,747
China — 21.4%
Angang Steel Co. Ltd. - Class H	277,173	123,274
Anhui Conch Cement Co. Ltd. - Class H	49,322	269,646
BAIC Motor Corp Ltd. - Class H (b)	496,902	157,043
China Coal Energy Co Ltd. - Class H	410,203	349,721
China Feihe Ltd. (b)	62,712	60,019
China Hongqiao Group Ltd.	223,301	284,284
China Medical System Holdings Ltd.	19,020	27,535
China Shenhua Energy Co. Ltd. - Class H	161,440	520,509
COSCO SHIPPING Holdings Co. Ltd. - Class H (a)	135,069	214,471
Hengan International Group Co. Ltd.	10,335	48,995
Kingsoft Corp. Ltd.	9,169	28,160
Topsports International Holdings Ltd. (b)	50,647	39,113
Weichai Power Co. Ltd. - Class H	113,142	160,045
Yadea Group Holdings Ltd. (b)	39,661	60,449
Yangzijiang Shipbuilding Holdings Ltd.	44,056	28,990
		2,372,254
Greece — 0.7%
Hellenic Telecommunications Organization SA	3,926	76,208

Hong Kong — 2.7%
China Resources Cement Holdings Ltd.	79,376	66,256
Kingboard Holdings Ltd.	17,549	79,839
Kunlun Energy Co. Ltd.	75,641	63,621
Sun Art Retail Group Ltd.	302,574	94,856
		304,572
Hungary — 1.0%
MOL Hungarian Oil & Gas PLC	13,455	114,775

	Shares	Value
India — 2.4%
Tata Steel Ltd. - GDR	16,084	$261,365

Indonesia — 7.1%
Adaro Energy Tbk PT	539,266	124,243
Astra International Tbk PT	488,761	255,388
Bukit Asam Tbk PT	164,342	43,305
Telkom Indonesia Persero Tbk PT - ADR	6,844	217,776
United Tractors Tbk PT	69,321	144,767
		785,479
Malaysia — 1.3%
Hartalega Holdings Bhd	64,486	65,175
Supermax Corp Bhd	4,006	1,022
Top Glove Corp Bhd	197,357	76,159
		142,356
Mexico — 3.0%
Alfa SAB de CV	79,990	53,859
Arca Continental SAB de CV	12,853	81,673
Fomento Economico Mexicano SAB de CV - ADR	2,587	193,352
		328,884
Russia — 0.0% (e) (f)
Alrosa PJSC	91,900	—
Inter RAO UES PJSC	1,901,988	—
LUKOIL PJSC - ADR	2,652	—
Magnit PJSC	1,640	—
Magnit PJSC - GDR	1,594	—
Magnitogorsk Iron & Steel Works PJSC	106,418	—
Magnitogorsk Iron & Steel Works PJSC - GDR	2,458	—
Severstal PAO	9,320	—
Severstal PAO - GDR	2,129	—
Surgutneftegas PJSC	412,871	—
Surgutneftegas PJSC - ADR	6,459	—
Tatneft PJSC (a)	3,600	—
		—
Singapore — 0.2%
Yangzijiang Financial Holding Pte Ltd. (a)	44,056	17,362

South Africa — 13.9%
African Rainbow Minerals Ltd.	3,343	55,438
Anglo American Platinum Ltd.	2,171	241,216
Distell Group Holdings Ltd. (a)	1,684	18,459
Exxaro Resources Ltd.	4,113	58,990
Impala Platinum Holdings Ltd.	15,182	198,238
Kumba Iron Ore Ltd.	8,425	284,879
MTN Group Ltd.	17,071	182,347
MultiChoice Group	6,110	50,025

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 91.6% (Continued)

South Africa — 13.9% (Continued)
Pepkor Holdings Ltd. (b)	28,482	$38,631
Sibanye Stillwater Ltd. - ADR	11,185	153,682
The Bidvest Group Ltd.	3,642	50,286
The Foschini Group Ltd.	4,341	38,186
Vodacom Group Ltd.	12,913	124,269
Woolworths Holdings Ltd.	10,542	39,665
		1,534,311
Taiwan — 15.2%
Acer, Inc.	15,606	14,613
AU Optronics Corp.	303,193	176,410
Catcher Technology Co. Ltd.	3,814	18,762
Eva Airways Corp. (a)	55,612	67,261
Evergreen Marine Corp Taiwan Ltd.	49,382	242,927
Far EasTone Telecommunications Co. Ltd.	28,000	78,655
Innolux Corp.	355,286	164,532
Largan Precision Co. Ltd.	836	47,933
Lite-On Technology Corp.	13,703	30,218
Nanya Technology Corp.	30,266	67,359
Novatek Microelectronics Corp.	3,636	49,158
Pegatron Corp.	99,224	236,652
Powertech Technology, Inc.	8,574	27,169
Sino-American Silicon Products, Inc.	7,400	37,407
Taiwan Glass Industry Corp.	27,524	20,964
Wan Hai Lines Ltd.	27,750	137,453
Winbond Electronics Corp.	34,650	32,034
Yang Ming Marine Transport Corp. (a)	54,462	232,811
		1,682,318
Thailand — 2.2%
Electricity Generating PCL	7,296	35,468
PTT Exploration & Production PCL	36,471	160,792
Sri Trang Gloves Thailand PCL	65,570	46,521
		242,781
Turkey — 6.3%
BIM Birlesik Magazalar AS	5,634	31,702
Enka Insaat ve Sanayi AS	63,912	68,310
Ford Otomotiv Sanayi AS	4,406	88,694
KOC Holding AS	103,745	280,878
Turk Telekomunikasyon AS	62,715	42,575
Turkcell Iletisim Hizmetleri AS	33,590	48,955
Turkiye Petrol Rafinerileri AS (a)	8,955	141,246
		702,360
United Arab Emirates — 1.4%
ADNOC Drilling Co. PJSC (a)	153,412	149,943

TOTAL COMMON STOCKS (Cost $11,835,927)		10,139,866

	Shares	Value
PREFERRED STOCKS — 7.2%

Brazil — 7.2%
Bradespar SA	7,250	$43,172
Braskem SA	16,800	137,011
Cia Energetica de Minas Gerais - ADR (c)	31,346	94,978
Cia Paranaense de Energia - ADR	9,955	72,273
Metalurgica Gerdau SA	46,345	107,052
Petroleo Brasileiro SA - ADR	23,533	288,750
Usinas Siderurgicas de Minas Gerais SA Usiminas - Class A	23,723	54,414
		797,650
TOTAL PREFERRED STOCKS (Cost $779,846)		797,650

	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%

Money Market Deposit Accounts — 0.5%
U.S. Bank Money Market Deposit Account, 0.130% (d)	$57,337	57,337
TOTAL SHORT-TERM INVESTMENTS (Cost $57,337)		57,337

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 3.8%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (d)	422,385	422,385
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $422,385)		422,385

Total Investments (Cost $13,095,495) — 103.1%		11,417,238
Liabilities in Excess of Other Assets — (3.1)%		(347,496)
TOTAL NET ASSETS — 100.0%		$11,069,742

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $355,255, which represents 3.2% of net assets.

(c)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $397,136 or 3.6% of net assets.
(d)	The rate shown is as of April 30, 2022.
(e)	Less than 0.05%
(f)	Value determined using significant unobservable inputs.

The accompanying notes are an integral part of the financial statements.

Pacer Cash Cows Fund of Funds ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS — 99.9%
Pacer Developed Markets International Cash Cows 100 ETF	57,271	$1,692,244
Pacer Global Cash Cows Dividend ETF	53,671	1,759,872
Pacer US Cash Cows 100 ETF	35,485	1,702,925
Pacer US Cash Cows Growth ETF	44,165	1,563,732
Pacer US Small Cap Cash Cows 100 ETF	42,955	1,633,579
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $8,856,691)		8,352,352

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%

Money Market Deposit Accounts — 0.1%
U.S. Bank Money Market Deposit Account, 0.130% (a)	$9,320	9,320
TOTAL SHORT-TERM INVESTMENTS (Cost $9,320)		9,320

Total Investments (Cost $8,866,011) — 100.0%		8,361,672
Liabilities in Excess of Other Assets — 0.0% (b)		(1,076)
TOTAL NET ASSETS — 100.0%		$8,360,596

Percentages are stated as a percent of net assets.

(a)	The rate shown is as of April 30, 2022.
(b)	Less than 0.05%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 81.0%

Agriculture — 2.7%
Altria Group, Inc.	5,336	$296,521
Archer-Daniels-Midland Co.	1,642	147,058
Philip Morris International, Inc.	4,538	453,800
		897,379
Beverages — 5.1%
Brown-Forman Corp. - Class B	532	35,878
Constellation Brands, Inc. - Class A (a)	478	117,631
Molson Coors Brewing Co. - Class B (a)	542	29,344
Monster Beverage Corp. (b)	1,082	92,706
PepsiCo, Inc.	4,052	695,769
The Coca-Cola Co.	11,376	735,003
		1,706,331
Biotechnology — 0.8%
Corteva, Inc.	4,868	280,835

Building Materials — 0.9%
Martin Marietta Materials, Inc. (a)	422	149,481
Vulcan Materials Co.	880	151,615
		301,096
Chemicals — 12.2%
Air Products & Chemicals, Inc.	1,486	347,828
Albemarle Corp.	780	150,407
Celanese Corp.	716	105,209
CF Industries Holdings, Inc. (a)	1,440	139,435
Dow, Inc.	4,932	327,978
DuPont de Nemours, Inc.	3,438	226,667
Eastman Chemical Co.	854	87,680
Ecolab, Inc.	1,670	282,798
FMC Corp. (a)	844	111,864
International Flavors & Fragrances, Inc.	1,706	206,938
Linde PLC -	3,438	1,072,519
LyondellBasell Industries NV	1,760	186,613
PPG Industries, Inc.	1,596	204,272
The Mosaic Co. (a)	2,486	155,176
The Sherwin-Williams Co.	1,614	443,786
		4,049,170
Cosmetics/Personal Care — 4.5%
Colgate-Palmolive Co.	2,466	190,005
The Estee Lauder Cos., Inc.	680	179,561
The Procter & Gamble Co.	7,014	1,126,098
		1,495,664
Electric — 18.7%
Alliant Energy Corp.	1,624	95,507
Ameren Corp. (a)	1,688	156,815
American Electric Power Co., Inc.	3,300	327,063

	Shares	Value
Electric — 18.7% (Continued)
CenterPoint Energy, Inc.	4,070	$124,583
CMS Energy Corp.	1,880	129,137
Consolidated Edison, Inc.	2,320	215,157
Constellation Energy Corp.	2,118	125,407
Dominion Energy, Inc.	5,308	433,345
DTE Energy Co. (a)	1,256	164,586
Duke Energy Corp.	5,042	555,427
Edison International	2,486	171,012
Entergy Corp.	1,320	156,882
Evergy, Inc.	1,486	100,825
Eversource Energy	2,256	197,174
Exelon Corp. (a)	6,418	300,234
FirstEnergy Corp.	3,732	161,633
NextEra Energy, Inc.	12,852	912,749
NRG Energy, Inc. (a)	1,586	56,937
Pinnacle West Capital Corp.	734	52,261
PPL Corp.	4,914	139,115
Public Service Enterprise Group, Inc.	3,310	230,575
Sempra Energy (a)	2,090	337,242
Southern Co.	6,940	509,327
The AES Corp.	4,318	88,174
WEC Energy Group, Inc.	2,064	206,503
Xcel Energy, Inc.	3,530	258,608
		6,206,278
Food — 3.6%
Campbell Soup Co. (a)	588	27,765
Conagra Brands, Inc. (a)	1,386	48,413
General Mills, Inc. (a)	1,770	125,192
Hormel Foods Corp. (a)	816	42,750
Kellogg Co. (a)	744	50,964
Lamb Weston Holdings, Inc.	422	27,894
McCormick & Co., Inc. (a)	726	73,014
Mondelez International, Inc. - Class A	4,062	261,918
Sysco Corp.	1,468	125,485
The Hershey Co.	422	95,275
The JM Smucker Co. (a)	312	42,722
The Kraft Heinz Co. (a)	2,054	87,562
The Kroger Co. (a)	1,936	104,467
Tyson Foods, Inc. - Class A	844	78,627
		1,192,048
Forest Products & Paper — 0.4%
International Paper Co. (a)	2,568	118,847

Gas — 0.5%
Atmos Energy Corp.	880	99,792
NiSource, Inc. (a)	2,540	73,965
		173,757

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 81.0% (Continued)

Household Products/Wares — 1.1%
Avery Dennison Corp.	550	$99,330
Church & Dwight Co., Inc. (a)	698	68,097
Kimberly-Clark Corp.	972	134,943
The Clorox Co. (a)	358	51,362
		353,732
Iron/Steel — 0.9%
Nucor Corp. (a)	1,826	282,628

Mining — 2.4%
Freeport-McMoRan, Inc. (a)	9,836	398,850
Newmont Goldcorp Corp.	5,346	389,456
		788,306
Oil & Gas — 17.1%
APA Corp.	1,650	67,534
Cabot Oil & Gas Corp. (a)	3,696	106,408
Chevron Corp.	8,856	1,387,469
ConocoPhillips	5,978	571,019
Devon Energy Corp.	2,888	167,995
Diamondback Energy, Inc.	780	98,459
EOG Resources, Inc.	2,686	313,617
Exxon Mobil Corp.	19,444	1,657,601
Hess Corp. (a)	1,266	130,487
Marathon Oil Corp.	3,530	87,968
Marathon Petroleum Corp.	2,660	232,112
Occidental Petroleum Corp.	4,070	224,216
Phillips 66 (a)	2,146	186,187
Pioneer Natural Resources Co. (a)	1,046	243,164
Valero Energy Corp.	1,880	209,582
		5,683,818
Oil & Gas Services — 1.6%
Baker Hughes Co. (a)	4,162	129,105
Halliburton Co.	4,126	146,968
Schlumberger Ltd.	6,446	251,459
		527,532
Packaging & Containers — 1.6%
Amcor PLC	10,020	118,837
Ball Corp.	2,174	176,442
Packaging Corp. of America	634	102,182
Sealed Air Corp.	982	63,054
Westrock Co.	1,742	86,281
		546,796
Pharmaceuticals — 0.0% (c)
Achillion Pharmaceuticals, Inc. (b)	6,273	2,886

Pipelines — 1.5%
Kinder Morgan, Inc.	8,956	162,552
ONEOK, Inc.	2,046	129,573

	Shares	Value
Pipelines — 1.5% (Continued)
The Williams Cos., Inc.	5,584	$191,475
		483,600
Real Estate — 0.5%
CBRE Group, Inc. (b)	2,156	179,034

Retail — 4.3%
Costco Wholesale Corp.	1,302	692,299
Walgreens Boots Alliance, Inc. (a)	2,072	87,853
Walmart, Inc. (a)	4,136	632,767
		1,412,919
Water — 0.6%
American Water Works Co., Inc.	1,192	183,663

TOTAL COMMON STOCKS (Cost $27,364,999)		26,866,319

REAL ESTATE INVESTMENT TRUSTS — 18.9%
Alexandria Real Estate Equities, Inc. (a)	936	170,502
American Tower Corp.	2,934	707,153
AvalonBay Communities, Inc.	900	204,732
Boston Properties, Inc. (a)	908	106,781
Crown Castle International Corp.	2,778	514,513
Digital Realty Trust, Inc.	1,826	266,815
Duke Realty Corp.	2,448	134,028
Equinix, Inc. (a)	578	415,628
Equity Residential	2,200	179,300
Essex Property Trust, Inc.	422	138,952
Extra Space Storage, Inc.	854	162,260
Federal Realty Investment Trust	450	52,677
Healthpeak Properties, Inc. (a)	3,430	112,538
Host Hotels & Resorts, Inc. (a)	4,538	92,348
Iron Mountain, Inc. (a)	1,844	99,078
Kimco Realty Corp. (a)	3,924	99,395
Mid-America Apartment Communities, Inc.	744	146,330
Prologis, Inc.	4,758	762,660
Public Storage	982	364,813
Realty Income Corp.	3,640	252,470
Regency Centers Corp.	982	67,591
SBA Communications Corp.	698	242,283
Simon Property Group, Inc. (a)	2,118	249,924
UDR, Inc.	1,898	100,993
Ventas, Inc.	2,568	142,652
Vornado Realty Trust	1,010	39,097
Welltower, Inc. (a)	2,796	253,905
Weyerhaeuser Co.	4,804	198,021
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,500,569)		6,277,439

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.1%
Money Market Deposit Accounts — 0.1%
U.S. Bank Money Market Deposit Account 0.130% (d)	$31,319	$31,319
TOTAL SHORT-TERM INVESTMENTS (Cost $31,319)		31,319

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 17.1%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (d)	5,654,273	5,654,273
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,654,273)		5,654,273

Total Investments (Cost $39,551,160) — 117.1%		38,829,350
Liabilities in Excess of Other Assets — (17.1)%		(5,656,913)
TOTAL NET ASSETS — 100.0%		$33,172,437

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $5,368,462 or 16.2% of net assets.
(b)	Non-income producing security.
(c)	Rounds to less than 0.05%.
(d)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 9.2%

Real Estate — Warehouse/Industrial — 9.2%
Dream Industrial Real Estate Investment Trust	1,292,175	$15,047,630
Indus Realty Trust, Inc.	63,079	4,506,994
Summit Industrial Income REIT	1,010,723	16,002,885
		35,557,509
TOTAL COMMON STOCKS (Cost $39,896,852)		35,557,509

REAL ESTATE INVESTMENT TRUSTS — 90.5%

Diversified — 25.5%
Duke Realty Corp.	1,085,271	59,418,587
Lexington Realty Trust (a)	1,113,566	13,975,253
One Liberty Properties, Inc.	148,910	4,266,272
PS Business Parks, Inc.	108,345	20,282,184
		97,942,296
Storage — 4.7%
Life Storage, Inc.	136,005	18,019,303
		18,019,303
Warehouse/Industrial — 60.3%
Americold Realty Trust (a)	645,780	17,035,677
EastGroup Properties, Inc. (a)	90,457	16,960,688
First Industrial Realty Trust, Inc.	299,040	17,344,320
Granite Real Estate Investment Trust	232,059	17,186,076
Industrial Logistics Properties Trust (a)	460,657	7,444,217
Innovative Industrial Properties, Inc. (a)	91,386	13,213,502
Plymouth Industrial REIT, Inc.	241,858	5,833,615
Prologis, Inc.	394,352	63,210,682
Rexford Industrial Realty, Inc.	507,625	39,615,055
STAG Industrial, Inc. (a)	441,862	16,490,290
Terreno Realty Corp.	250,243	18,205,178
		232,539,300
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $326,114,359)		348,500,899
		17,186,076

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%

Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account, 0.130% (b)	$770,813	770,813
TOTAL SHORT-TERM INVESTMENTS (Cost $770,813)		770,813

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 16.9%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (b)	64,909,177	$64,909,177
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $64,909,177)		64,909,177

Total Investments (Cost $431,691,201) — 116.8%		449,738,398
Liabilities in Excess of Other Assets — (16.8)%		(64,748,681)
TOTAL NET ASSETS — 100.0%		$384,989,717

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $59,330,106 or 15.4% of net assets.
(b)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 23.2%

Advertising Sales — 1.0%
Clear Channel Outdoor Holdings, Inc. (a)	5,217,029	$12,833,891

Building-Heavy Construct — 8.8%
Cellnex Telecom SA (b)	1,240,645	58,321,087
Helios Towers PLC (a)	8,518,662	11,989,228
Infrastrutture Wireless Italiane SpA (b)	4,125,030	44,300,414
		114,610,729
Internet Connective Services — 2.5%
Cogent Communications Holdings, Inc.	424,404	24,827,634
Vnet Group, Inc. - ADR (a)(c)	1,253,744	7,484,852
		32,312,486
Telecom Services — 10.9%
Chindata Group Holdings Ltd. - ADR (a)	1,395,848	8,710,092
Cyxtera Technologies, Inc. (a)(c)	425,465	5,118,344
GDS Holdings Ltd. - ADR (a)(c)	1,103,494	34,671,782
NEXTDC Ltd. (a)	5,312,174	42,583,162
Switch, Inc. - Class A	1,677,230	50,082,088
		141,165,468
TOTAL COMMON STOCKS (Cost $378,046,162)		300,922,574

REAL ESTATE INVESTMENT TRUSTS — 76.6%

Diversified — 71.8%
American Tower Corp.	838,755	202,156,730
Crown Castle International Corp.	1,142,358	211,576,125
Digital Realty Trust, Inc.	423,170	61,833,601
Digital Core REIT Management Pte Ltd. (a)	6,664,392	6,631,070
DigitalBridge Group, Inc. (a)(c)	5,910,915	41,139,968
Equinix, Inc. (c)	268,125	192,803,325
Keppel DC REIT	15,554,910	23,317,158
Lamar Advertising Co. - Class A	522,018	57,636,007
Outfront Media, Inc. (c)	1,587,676	40,644,506
SBA Communications Corp.	188,158	65,311,523
Uniti Group, Inc. (c)	2,417,903	29,957,818
		933,007,831
Storage — 4.8%
Iron Mountain, Inc. (c)	1,157,558	62,195,591
		62,195,591
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $948,979,988)		995,203,422

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 8.6%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (d)	111,785,245	$111,785,245
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $111,785,245)		111,785,245

	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%

Money Market Deposit Accounts — 0.3%
U.S. Bank Money Market Deposit Account
U.S. Bank Money Market Deposit Account, 0.130% (d)	$3,847,469	3,847,469
TOTAL SHORT-TERM INVESTMENTS (Cost $3,847,469)		3,847,469

Total Investments (Cost $1,442,658,864) — 108.7%		1,411,758,710
Liabilities in Excess of Other Assets — (8.7)%		(112,438,155)
TOTAL NET ASSETS — 100.0%		$1,299,320,555

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $102,621,501 or 7.9% of net assets.

(c)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $108,152,837 or 8.3% of net assets.
(d)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 99.8%

Agriculture — 4.7%
Altria Group, Inc.	22,789	$1,266,385
Archer-Daniels-Midland Co.	13,761	1,232,435
Philip Morris International, Inc.	12,945	1,294,500
		3,793,320
Beverages — 9.5%
Brown-Forman Corp. - Class B	18,392	1,240,356
Constellation Brands, Inc. - Class A	5,254	1,292,957
Molson Coors Brewing Co. - Class B	22,637	1,225,567
Monster Beverage Corp. (a)	15,244	1,306,106
PepsiCo, Inc.	7,483	1,284,906
The Coca-Cola Co.	19,862	1,283,284
		7,633,176
Biotechnology — 7.2%
Amgen, Inc.	2,755	642,438
Biogen, Inc. (a)	3,190	661,734
Bio-Rad Laboratories, Inc. - Class A (a)	1,190	609,351
Gilead Sciences, Inc.	10,872	645,144
Illumina, Inc. (a)	2,075	615,549
Incyte Corp. (a)	8,528	639,259
Moderna, Inc. (a)	4,563	613,313
Regeneron Pharmaceuticals, Inc. (a)	981	646,587
Vertex Pharmaceuticals, Inc. (a)	2,666	728,405
		5,801,780
Cosmetics/Personal Care — 4.5%
Colgate-Palmolive Co.	15,595	1,201,595
The Estee Lauder Cos., Inc.	4,354	1,149,717
The Procter & Gamble Co.	8,032	1,289,538
		3,640,850
Electronics — 1.5%
Agilent Technologies, Inc.	4,839	577,147
Mettler-Toledo International, Inc. (a)	481	614,492
		1,191,639
Food — 22.1%
Campbell Soup Co.	27,280	1,288,162
Conagra Brands, Inc.	37,073	1,294,960
General Mills, Inc.	18,475	1,306,737
Hormel Foods Corp.	22,789	1,193,916
Kellogg Co.	19,222	1,316,707
Lamb Weston Holdings, Inc.	22,362	1,478,128
McCormick & Co., Inc.	11,919	1,198,694
Mondelez International, Inc.	19,459	1,254,716
Sysco Corp.	14,783	1,263,651
The Hershey Co.	5,620	1,268,827
The JM Smucker Co.	8,929	1,222,648
The Kraft Heinz Co.	30,793	1,312,705
The Kroger Co.	20,583	1,110,659

	Shares	Value
Food — 22.1% (Continued)
Tyson Foods, Inc. - Class A	13,127	$1,222,911
		17,733,421
Healthcare-Products — 17.7%
Abbott Laboratories	5,530	627,655
ABIOMED, Inc. (a)	2,199	630,190
Align Technology, Inc. (a)	1,574	456,318
Baxter International, Inc.	8,205	583,047
Bio-Techne Corp.	1,573	597,252
Boston Scientific Corp. (a)	15,121	636,745
Danaher Corp.	2,402	603,214
DENTSPLY SIRONA, Inc.	12,929	517,031
Edwards Lifesciences Corp. (a)	6,095	644,729
Henry Schein, Inc. (a)	7,491	607,520
Hologic, Inc. (a)	9,081	653,741
IDEXX Laboratories, Inc. (a)	1,266	544,988
Intuitive Surgical, Inc. (a)	2,304	551,347
Medtronic PLC	6,074	633,883
PerkinElmer, Inc.	3,801	557,265
ResMed, Inc.	2,649	529,721
STERIS PLC	2,882	645,712
Stryker Corp.	2,545	614,007
Teleflex, Inc.	1,877	536,109
The Cooper Cos., Inc.	1,660	599,326
Thermo Fisher Scientific, Inc.	1,190	657,975
Waters Corp. (a)	2,015	610,585
West Pharmaceutical Services, Inc.	1,736	546,944
Zimmer Biomet Holdings, Inc.	5,307	640,820
		14,226,124
Healthcare-Services — 9.8%
Anthem, Inc.	1,355	680,115
Catalent, Inc. (a)	6,560	594,074
Centene Corp. (a)	7,560	608,958
Charles River Laboratories International, Inc. (a)	2,430	586,869
DaVita, Inc. (a)	5,734	621,394
HCA Healthcare, Inc.	2,362	506,767
Humana, Inc.	1,480	657,949
IQVIA Holdings, Inc. (a)	2,952	643,507
Laboratory Corp. of American Holdings (a)	2,375	570,665
Molina Healthcare, Inc. (a)	2,014	631,288
Quest Diagnostics, Inc.	4,625	619,010
UnitedHealth Group, Inc.	1,306	664,166
Universal Health Services, Inc. - Class B	4,185	512,788
		7,897,550
Household Products/Wares — 4.7%
Church & Dwight Co., Inc.	12,090	1,179,500
Kimberly-Clark Corp.	9,500	1,318,885

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 99.8% (Continued)

Household Products/Wares — 4.7% (Continued)
The Clorox Co.	8,838	$1,267,988
		3,766,373
Pharmaceuticals — 13.0%
AbbVie, Inc.	4,230	621,302
AmerisourceBergen Corp.	4,362	659,927
Becton Dickinson and Co.	2,535	626,627
Bristol-Myers Squibb Co.	9,156	689,172
Cardinal Health, Inc.	11,995	696,310
Cigna Corp.	2,779	685,802
CVS Health Corp.	6,094	585,816
DexCom, Inc. (a)	1,616	660,265
Eli Lilly & Co.	2,368	691,764
Johnson & Johnson	3,723	671,852
McKesson Corp.	2,242	694,146
Merck & Co., Inc.	8,057	714,575
Organon & Co.	17,599	568,976
Pfizer, Inc.	12,543	615,485
Viatris, Inc.	62,930	650,067
Zoetis, Inc.	3,403	603,182
		10,435,268
Retail — 4.3%
Costco Wholesale Corp.	2,181	1,159,681
Walgreens Boots Alliance, Inc.	24,250	1,028,200
Walmart, Inc.	8,097	1,238,760
		3,426,641
Software — 0.8%
Cerner Corp.	6,751	632,164

TOTAL COMMON STOCKS (Cost $80,184,761)		80,178,306

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Money Market Deposit Accounts — 0.1%
U.S. Bank Money Market Deposit Account, 0.130% (b)	$86,173	86,173
TOTAL SHORT-TERM INVESTMENTS (Cost $86,173)		86,173

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 16.4% (c)
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (b)	13,218,029	$13,218,029
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $13,218,029)		13,218,029

Total Investments (Cost $93,488,963) — 116.3%		93,482,508
Liabilities in Excess of Other Assets — (16.3)%		(13,094,040)
TOTAL NET ASSETS — 100.0%		$80,388,468

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown is as of April 30, 2022.
(c)	Due to settlement of open trades, there are no positions in the portfolio on loan as of April 30, 2022. The total value of securities on loan is $12,503,940 or 1.6% of net assets.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer CSOP FTSE China A50 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 99.6%

Agriculture — 1.7%
Muyuan Foods Co. Ltd.	13,562	$107,537

Auto Manufacturers — 4.2%
BYD Co. Ltd. - Class A	4,645	171,358
Great Wall Motor Co. Ltd. - Class A	7,000	26,376
SAIC Motor Corp. Ltd.	24,900	60,294
		258,028
Auto Parts & Equipment — 6.0%
Contemporary Amperex Technology Co. Ltd.	6,000	372,871

Banks — 20.2%
Agricultural Bank of China Ltd. - Class A	243,700	113,211
Bank of China Ltd. - Class A	115,500	56,637
Bank of Communications Co. Ltd. - Class A	101,100	77,970
Bank of Ningbo Co Ltd.	17,000	93,710
China Construction Bank Corp. - Class A	24,700	22,761
China Merchants Bank Co. Ltd. - Class A	53,100	321,889
Industrial & Commercial Bank of China Ltd. - Class A	198,400	143,973
Industrial Bank Co. Ltd.	53,500	166,340
Ping An Bank Co. Ltd.	50,000	116,290
Postal Savings Bank of China Co Ltd. - Class A	54,200	44,515
Shanghai Pudong Development Bank Co. Ltd.	75,600	92,162
		1,249,458
Beverages — 23.9%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd.	3,900	94,176
Kweichow Moutai Co. Ltd.	3,200	888,237
Luzhou Laojiao Co. Ltd.	3,745	119,809
Shanxi Xinghuacun Fen Wine Factory Co. Ltd.	3,183	131,437
Wuliangye Yibin Co. Ltd.	10,000	246,136
		1,479,795
Chemicals — 1.6%
Wanhua Chemical Group Co. Ltd.	8,112	95,874

Coal — 1.4%
China Shenhua Energy Co. Ltd. - Class A	18,200	85,046

Commercial Services — 0.8%
Beijing-Shanghai High Speed Railway Co. Ltd.	73,380	51,133

	Shares	Value
Diversified Financial Services — 1.5%
CITIC Securities Co. Ltd. - Class A	31,570	$94,370

Electric — 3.3%
China Yangtze Power Co. Ltd.	58,600	202,124

Electronics — 2.1%
Foxconn Industrial Internet Co. Ltd.	32,200	46,538
Luxshare Precision Industry Co. Ltd.	18,129	84,989
		131,527
Energy-Alternate Sources — 2.3%
LONGi Green Energy Technology Co. Ltd.	13,943	143,854

Engineering & Construction — 1.7%
China State Construction Engineering Corp. Ltd.	108,000	102,966

Food — 4.3%
Foshan Haitian Flavouring & Food Co. Ltd.	10,527	130,281
Inner Mongolia Yili Industrial Group Co. Ltd.	16,500	96,365
Yihai Kerry Arawana Holdings Co. Ltd.	5,000	36,435
		263,081
Healthcare-Products — 2.4%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	3,100	147,070

Healthcare-Services — 1.7%
WuXi AppTec Co. Ltd. - Class A	6,596	103,371

Home Furnishings — 2.2%
Gree Electric Appliances, Inc. of Zhuhai	15,200	72,019
Haier Smart Home Co Ltd. - Class A	16,200	63,723
		135,742
Insurance — 3.9%
China Pacific Insurance Group Co. Ltd. - Class A	17,600	55,576
Ping An Insurance Group Co. of China Ltd. - Class A	27,900	188,739
		244,315
Internet — 1.8%
East Money Information Co. Ltd.	31,927	110,415

Mining — 1.4%
Zijin Mining Group Co. Ltd. - Class A	53,000	89,071

The accompanying notes are an integral part of the financial statements.

Pacer CSOP FTSE China A50 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 99.6% (Continued)

Oil & Gas — 1.8%
China Petroleum & Chemical Corp. - Class A	87,900	$57,915
PetroChina Co. Ltd. - Class A	64,100	52,354
		110,269
Pharmaceuticals — 3.3%
Chongqing Zhifei Biological Products Co. Ltd.	4,100	58,820
Jiangsu Hengrui Medicine Co. Ltd.	16,500	73,845
Zhangzhou Pientzehuang Pharmaceutical Co Ltd.	1,600	74,365
		207,030
Real Estate — 1.2%
China Vanke Co. Ltd. - Class A	25,000	73,554

Retail — 2.2%
China Tourism Group Duty Free Corp. Ltd.	5,000	138,143

Transportation — 2.7%
COSCO SHIPPING Holdings Co. Ltd. - Class A (a)	32,400	70,978
SF Holding Co. Ltd.	12,600	98,130
		169,108
TOTAL COMMON STOCKS (Cost $5,843,525)		6,165,752

	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%
Money Market Deposit Account — 0.3%
U.S. Bank Money Market Deposit Account, 0.130% (b)	$15,902	15,902
TOTAL SHORT-TERM INVESTMENTS (Cost $15,902)		15,902

Total Investments (Cost $5,859,427) — 99.9%		6,181,654
Other Assets in Excess of Liabilities — 0.1%		6,454
TOTAL NET ASSETS — 100.0%		$6,188,108

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer BioThreat Strategy ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 99.9%

Aerospace/Defense — 0.7%
Teledyne Technologies, Inc. (a)	97	$41,860

Biotechnology — 10.3%
BioNTech SE - ADR (a)	504	69,945
Emergent BioSolutions, Inc. (a)	112	3,627
Gilead Sciences, Inc.	2,602	154,403
Illumina, Inc. (a)	324	96,115
Moderna, Inc. (a)	841	113,039
Regeneron Pharmaceuticals, Inc. (a)(b)	223	146,981
Vir Biotechnology, Inc. (a)(b)	272	5,535
		589,645
Chemicals — 1.9%
Ecolab, Inc.	595	100,758
Stepan Co.	47	4,799
		105,557
Commercial Services — 0.4%
Booz Allen Hamilton Holding Corp.	278	22,693

Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc.	139	4,210

Electronics — 2.4%
Agilent Technologies, Inc.	627	74,782
Mettler-Toledo International, Inc. (a)(b)	48	61,322
		136,104
Environmental Control — 0.2%
Stericycle, Inc. (a)	191	9,586

Food — 3.0%
Campbell Soup Co.	626	29,560
Hormel Foods Corp.	1,125	58,939
The Kroger Co.	1,525	82,289
		170,788
Healthcare-Products — 16.5%
Abbott Laboratories (b)	2,494	283,069
Danaher Corp.	1,056	265,193
Neogen Corp. (a)	224	5,914
PerkinElmer, Inc. (b)	262	38,412
QIAGEN NV (a)	474	21,505
Thermo Fisher Scientific, Inc. (b)	522	288,624
Waters Corp. (a)	127	38,484
		941,201
Healthcare-Services — 1.6%
Laboratory Corp. of American Holdings (a)	199	47,816
Quest Diagnostics, Inc.	255	34,129

	Shares	Value
Healthcare-Services — 1.6% (Continued)
Teladoc Health, Inc. (a)(b)	332	$11,208
		93,153
Household Products/Wares — 3.2%
Church & Dwight Co., Inc.	507	49,463
Kimberly-Clark Corp.	699	97,042
The Clorox Co. (b)	255	36,585
		183,090
Internet — 6.1%
Amazon.com, Inc. (a)(b)	97	241,106
Netflix, Inc. (a)(b)	548	104,317
		345,423
Machinery-Diversified — 0.5%
Xylem, Inc.	374	30,107

Miscellaneous Manufacturing — 3.0%
3M Co.	1,196	172,487

Pharmaceuticals — 27.0% (c)
CVS Health Corp. (b)	2,738	263,204
GlaxoSmithKline PLC - ADR (b)	4,767	215,850
Johnson & Johnson	2,023	365,070
Merck & Co., Inc. (b)	4,615	409,304
Organon & Co.	526	17,006
Sanofi - ADR	5,190	271,177
		1,541,611
Retail — 16.4%
Lowe’s Cos., Inc.	1,281	253,292
The Home Depot, Inc.	804	241,522
Walgreens Boots Alliance, Inc. (b)	1,792	75,981
Walmart, Inc.	2,373	363,045
		933,840
Semiconductors — 3.6%
NVIDIA Corp.	1,110	205,872

Software — 3.0%
Akamai Technologies, Inc. (a)(b)	337	37,838
Citrix Systems, Inc. (b)	259	25,926
Palantir Technologies, Inc. - Class A (a)	4,158	43,243
Zoom Video Communications, Inc. - Class A (a)	619	61,634
		168,641
TOTAL COMMON STOCKS (Cost $6,531,107)		5,695,868

The accompanying notes are an integral part of the financial statements.

Pacer BioThreat Strategy ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.1%

Money Market Deposit Accounts — 0.1%
U.S. Bank Money Market Deposit Account 0.130% (d)	$4,942	$4,942
TOTAL SHORT-TERM INVESTMENTS (Cost $4,942)		4,942

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 31.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (d)	1,781,714	1,781,714
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,781,714)		1,781,714

Total Investments (Cost $8,317,763) — 131.2%		7,482,524
Liabilities in Excess of Other Assets — (31.2)%		(1,780,526)
TOTAL NET ASSETS — 100.0%		$5,701,998

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $1,678,171 or 29.4% of net assets.
(c)

To the extent that the Fund invests more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

(d)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 90.7%

Aerospace/Defense — 3.1%
General Dynamics Corp.	27,190	$6,431,250
L3Harris Technologies, Inc.	22,030	5,116,688
Lockheed Martin Corp.	12,782	5,523,358
		17,071,296
Agriculture — 2.0%
Archer-Daniels-Midland Co.	62,640	5,610,039
Philip Morris International, Inc.	54,298	5,429,800
		11,039,839
Beverages — 4.5%
Brown-Forman Corp. - Class B	72,163	4,866,673
Constellation Brands, Inc. - Class A	21,930	5,396,754
PepsiCo, Inc.	41,398	7,108,450
The Coca-Cola Co.	116,236	7,510,008
		24,881,885
Biotechnology — 1.9%
Amgen, Inc.	21,404	4,991,199
Gilead Sciences, Inc.	88,710	5,264,051
		10,255,250
Chemicals — 2.7%
Air Products & Chemicals, Inc.	19,668	4,603,689
Linde PLC	18,060	5,633,998
The Sherwin-Williams Co.	18,060	4,965,777
		15,203,464
Cosmetics/Personal Care — 2.4%
Colgate-Palmolive Co.	83,302	6,418,419
The Procter & Gamble Co.	43,642	7,006,723
		13,425,142
Distribution/Wholesale — 0.9%
Fastenal Co.	90,318	4,995,489

Diversified Financial Services — 1.8%
CME Group, Inc.	20,465	4,488,793
Intercontinental Exchange, Inc.	45,804	5,304,561
		9,793,354
Electric — 22.8%
Alliant Energy Corp.	93,552	5,501,793
Ameren Corp.	66,500	6,177,850
American Electric Power Co., Inc.	68,927	6,831,355
CenterPoint Energy, Inc.	175,366	5,367,953
CMS Energy Corp.	89,409	6,141,504
Consolidated Edison, Inc.	68,806	6,381,069
Dominion Energy, Inc.	68,388	5,583,196
DTE Energy Co.	50,964	6,678,323
Duke Energy Corp.	61,502	6,775,060
Edison International	84,186	5,791,155
Entergy Corp.	44,296	5,264,580
Evergy, Inc.	88,492	6,004,182

	Shares	Value
Electric — 22.8% (Continued)
Eversource Energy	58,268	$5,092,623
Exelon Corp.	137,412	6,428,133
FirstEnergy Corp.	128,382	5,560,224
PPL Corp.	209,670	5,935,758
Public Service Enterprise Group, Inc.	86,230	6,006,782
Sempra Energy (a)	39,136	6,314,985
The Southern Co.	99,030	7,267,812
WEC Energy Group, Inc.	56,342	5,637,017
Xcel Energy, Inc.	79,562	5,828,712
		126,570,066
Electrical Components & Equipment — 0.9%
AMETEK, Inc.	38,841	4,904,065

Electronics — 0.9%
Honeywell International, Inc.	26,990	5,222,835

Environmental Control — 2.3%
Republic Services, Inc.	45,368	6,091,561
Waste Management, Inc.	41,934	6,895,627
		12,987,188
Food — 10.3%
Campbell Soup Co. (a)	116,399	5,496,361
Conagra Brands, Inc. (a)	143,554	5,014,341
General Mills, Inc. (a)	78,926	5,582,436
Hormel Foods Corp. (a)	108,714	5,695,526
Kellogg Co. (a)	86,548	5,928,538
McCormick & Co., Inc. (a)	57,732	5,806,107
Mondelez International, Inc.	95,378	6,149,973
The Hershey Co.	33,976	7,670,762
The JM Smucker Co. (a)	38,918	5,329,042
Tyson Foods, Inc. - Class A	49,456	4,607,321
		57,280,407
Gas — 2.0%
Atmos Energy Corp.	47,653	5,403,850
NiSource, Inc.	201,176	5,858,245
		11,262,095
Healthcare-Products — 1.7%
Baxter International, Inc.	63,414	4,506,199
Medtronic PLC	46,976	4,902,415
		9,408,614
Healthcare-Services — 1.0%
UnitedHealth Group, Inc.	10,538	5,359,100

Household Products/Wares — 2.1%
Church & Dwight Co., Inc. (a)	56,200	5,482,872
Kimberly-Clark Corp.	44,178	6,133,232
		11,616,104
Insurance — 6.7%
Aflac, Inc.	75,698	4,335,982

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 90.7% (Continued)

Insurance — 6.7% (Continued)
Arthur J Gallagher & Co.	32,323	$5,446,102
Assurant, Inc.	30,427	5,534,063
Berkshire Hathaway, Inc. - Class B (b)	19,568	6,317,138
Brown & Brown, Inc.	70,482	4,368,474
Marsh & McLennan Cos., Inc.	36,556	5,911,105
The Progressive Corp.	46,222	4,962,394
		36,875,258
Internet — 0.7%
VeriSign, Inc. (b)	22,148	3,957,626

Machinery-Diversified — 1.6%
Dover Corp.	29,770	3,968,341
IDEX Corp. (a)	25,146	4,773,214
		8,741,555
Miscellaneous Manufacturing — 2.7%
3M Co.	34,930	5,037,605
Eaton Corp. PLC	31,060	4,504,321
Illinois Tool Works, Inc.	26,436	5,210,800
		14,752,726
Packaging & Containers — 0.9%
Amcor PLC	438,681	5,202,757

Pharmaceuticals — 4.3%
AbbVie, Inc.	35,935	5,278,133
Becton Dickinson and Co.	19,806	4,895,845
Bristol-Myers Squibb Co.	81,308	6,120,053
Johnson & Johnson	41,498	7,488,729
		23,782,760
Retail — 5.0%
Costco Wholesale Corp.	9,428	5,013,056
McDonald’s Corp.	25,700	6,403,412
O’Reilly Automotive, Inc. (b)	7,940	4,816,007
Walmart, Inc.	43,224	6,612,840
Yum! Brands, Inc.	42,470	4,969,415
		27,814,730
Software — 2.0%
Paychex, Inc.	40,308	5,108,233
Roper Technologies, Inc.	12,246	5,754,640
		10,862,873
Telecommunications — 2.6%
Cisco Systems, Inc.	88,750	4,346,975
Motorola Solutions, Inc.	20,522	4,385,346
Verizon Communications, Inc.	126,338	5,849,450
		14,581,771

	Shares	Value
Transportation — 0.9%
Union Pacific Corp.	20,958	$4,910,250

TOTAL COMMON STOCKS (Cost $519,174,692)		502,758,499

REAL ESTATE INVESTMENT TRUSTS — 9.2%
Alexandria Real Estate Equities, Inc.	27,133	4,942,547
AvalonBay Communities, Inc.	21,672	4,929,947
Duke Realty Corp.	96,332	5,274,177
Equity Residential	57,632	4,697,008
Healthpeak Properties, Inc.	154,300	5,062,583
Mid-America Apartment Communities, Inc.	23,756	4,672,330
Prologis, Inc.	33,976	5,446,013
Public Storage	14,726	5,470,709
Realty Income Corp.	82,142	5,697,369
UDR, Inc.	87,520	4,656,939
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $55,038,462)		50,849,622

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%

Money Market Deposit Accounts — 0.1%
U.S. Bank Money Market Deposit Account, 0.130% (c)	$542,375	542,375

TOTAL SHORT-TERM INVESTMENTS (Cost $542,375)		542,375

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 5.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (c)	28,979,067	28,979,067
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $28,979,067)		28,979,067

Total Investments (Cost $603,734,596) — 105.2%		583,129,563
Liabilities in Excess of Other Assets — (5.2)%		(28,676,015)
TOTAL NET ASSETS — 100.0%		$554,453,548

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $27,672,030 or 5.0% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Midcap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 99.8%

Airlines — 0.4%
JetBlue Airways Corp. (a)(b)	11,460	$126,175

Apparel — 1.8%
Capri Holdings Ltd. (b)	2,975	141,908
Crocs, Inc. (b)	2,038	135,384
Hanesbrands, Inc.	11,660	154,612
Urban Outfitters, Inc. (b)	9,284	220,959
		652,863
Auto Parts & Equipment — 3.9%
Adient PLC (a)(b)	11,110	379,295
Dana, Inc.	15,537	230,103
Lear Corp. (a)	1,981	253,449
The Goodyear Tire & Rubber Co. (a)(b)	24,385	324,808
Visteon Corp. (b)	1,770	185,337
		1,372,992
Banks — 5.9%
Associated Banc-Corp.	6,505	129,775
Bank OZK	3,839	147,494
Cadence Bank	7,177	179,712
First Horizon Corp.	20,351	455,455
FNB Corp. (a)	13,424	154,645
Fulton Financial Corp.	6,229	94,494
International Bancshares Corp.	1,760	70,030
Prosperity Bancshares, Inc.	3,100	202,678
Texas Capital Bancshares, Inc. (b)	1,796	92,243
Umpqua Holdings Corp.	7,029	116,260
United Bankshares, Inc. (a)	4,490	149,337
Valley National Bancorp	12,529	150,097
Wintrust Financial Corp.	1,850	161,542
		2,103,762
Beverages — 0.5%
The Boston Beer Co., Inc. - Class A (b)	469	175,875

Biotechnology — 1.2%
Arrowhead Pharmaceuticals, Inc. (a)(b)	4,707	193,505
Exelixis, Inc. (b)	9,585	214,129
		407,634
Building Materials — 2.7%
Builders FirstSource, Inc. (a)(b)	6,947	427,727
Louisiana-Pacific Corp. (a)	5,656	364,925
MDU Resources Group, Inc. (a)	6,442	165,946
		958,598
Chemicals — 1.1%
Olin Corp.	3,769	216,341

	Shares	Value
Chemicals — 1.1% (Continued)
The Chemours Co.	5,089	$168,293
		384,634
Commercial Services — 5.5%
Avis Budget Group, Inc. (b)	2,727	729,936
Graham Holdings Co. - Class B	240	142,169
HealthEquity, Inc. (b)	3,549	221,174
LiveRamp Holdings, Inc. (b)	5,060	158,479
ManpowerGroup, Inc.	2,733	246,516
Progyny, Inc. (b)	5,500	211,475
Sabre Corp. (a)(b)	26,487	277,319
		1,987,068
Computers — 0.2%
Kyndryl Holdings, Inc. (b)	7,211	85,739

Cosmetics/Personal Care — 0.6%
Coty, Inc. (b)	24,956	202,393

Distribution/Wholesale — 0.5%
Univar Solutions, Inc. (b)	6,290	183,165

Diversified Financial Services — 2.6%
Alliance Data Systems Corp.	5,189	284,357
Jefferies Financial Group, Inc.	10,853	333,838
Navient Corp. (a)	8,342	132,555
SLM Corp.	10,808	180,818
		931,568
Electronics — 4.9%
Arrow Electronics, Inc. (b)	4,213	496,544
Avnet, Inc.	6,620	289,029
II-VI, Inc. (a)(b)	2,784	170,409
Jabil, Inc.	6,572	379,402
SYNNEX Corp.	2,128	212,991
Vicor Corp. (a)(b)	1,770	107,120
Vishay Intertechnology, Inc.	4,665	86,909
		1,742,404
Energy-Alternate Sources — 2.1%
First Solar, Inc. (a)(b)	2,535	185,131
SunPower Corp. (a)(b)	18,825	310,801
Sunrun, Inc. (a)(b)	12,894	257,622
		753,554
Engineering & Construction — 1.4%
Dycom Industries, Inc. (a)(b)	2,459	208,794
Fluor Corp. (a)(b)	11,048	273,438
		482,232
Entertainment — 1.1%
Light & Wonder, Inc. (b)	3,760	210,786
Six Flags Entertainment Corp. (b)	4,276	163,642
		374,428

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Midcap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 99.8% (Continued)

Food — 1.2%
Performance Food Group Co. (a)(b)	6,067	$298,800
Sprouts Farmers Market, Inc. (a)(b)	4,512	134,457
		433,257
Gas — 1.1%
Southwest Gas Holdings, Inc.	1,883	165,911
UGI Corp. (a)	6,793	233,000
		398,911
Healthcare-Products — 2.8%
Haemonetics Corp. (b)	4,420	223,962
Quidel Corp. (b)	2,803	282,038
Repligen Corp. (b)	1,014	159,441
STAAR Surgical Co. (b)	3,281	187,312
Tandem Diabetes Care, Inc. (b)	1,483	143,080
		995,833
Healthcare-Services — 1.4%
Amedisys, Inc. (b)	1,368	174,625
Tenet Healthcare Corp. (a)(b)	4,587	332,604
		507,229
Home Builders — 2.6%
KB Home	8,664	280,974
Taylor Morrison Home Corp. (b)	6,215	162,771
Thor Industries, Inc. (a)	2,644	202,398
Toll Brothers, Inc.	3,652	169,343
Tri Pointe Homes, Inc. (b)	5,378	111,163
		926,649
Insurance — 10.0%
Alleghany Corp. (b)	604	505,246
American Financial Group, Inc.	2,792	386,636
CNO Financial Group, Inc.	7,316	176,608
Essent Group Ltd. (a)	4,253	172,374
First American Financial Corp.	4,941	288,110
Kemper Corp.	2,853	131,694
Mercury General Corp.	1,292	65,156
MGIC Investment Corp.	14,263	186,275
Old Republic International Corp.	16,290	358,543
Reinsurance Group of America, Inc.	4,092	439,153
Selective Insurance Group, Inc.	1,850	152,366
The Hanover Insurance Group, Inc.	1,342	197,032
Unum Group	15,459	471,809
		3,531,002
Internet — 0.6%
TripAdvisor, Inc. (b)	8,207	210,674

Iron/Steel — 9.7%
Cleveland-Cliffs, Inc. (b)	36,198	922,687
Commercial Metals Co.	5,266	215,906
Reliance Steel & Aluminum Co.	2,565	508,511
Steel Dynamics, Inc.	8,922	765,062

	Shares	Value
Iron/Steel — 9.7% (Continued)
United States Steel Corp. (a)	33,361	$1,017,177
		3,429,343
Leisure Time — 1.3%
Callaway Golf Co. (a)(b)	7,519	164,967
Harley-Davidson, Inc.	4,267	155,532
YETI Holdings, Inc. (b)	2,698	131,851
		452,350
Lodging — 0.5%
Boyd Gaming Corp. (a)	2,621	158,780

Media — 0.5%
TEGNA, Inc.	8,012	176,665

Metal Fabricate/Hardware — 0.2%
Worthington Industries, Inc.	1,242	59,082

Mining — 0.7%
Alcoa Corp.	3,788	256,826

Miscellaneous Manufacturing — 0.4%
Axon Enterprise, Inc. (b)	1,232	138,230

Office/Business Equipment — 0.3%
Xerox Holdings Corp. (a)	7,062	122,879

Oil & Gas — 3.9%
CNX Resources Corp. (a)(b)	12,837	263,801
EQT Corp. (a)	10,551	419,402
HF Sinclair Corp. (b)	10,004	380,352
Murphy Oil Corp.	8,437	321,281
		1,384,836
Oil & Gas Services — 1.2%
ChampionX Corp.	9,298	196,188
NOV, Inc.	13,105	237,593
		433,781
Packaging & Containers — 0.2%
Greif, Inc. - Class A	1,110	67,355

Pipelines — 0.6%
Equitrans Midstream Corp.	25,119	197,435

Retail — 12.1%
American Eagle Outfitters, Inc. (a)	8,647	130,656
AutoNation, Inc. (a)(b)	2,110	244,570
Dick’s Sporting Goods, Inc. (a)	3,830	369,289
Foot Locker, Inc.	5,655	165,748
GameStop Corp. - Class A (a)(b)	6,285	786,065
Kohl’s Corp. (a)	12,199	706,078
Lithia Motors, Inc.	1,582	447,912

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Midcap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 99.8% (Continued)

Retail — 12.1% (Continued)
Macy’s, Inc. (a)	10,723	$259,175
Murphy USA, Inc. (a)	944	220,518
Nordstrom, Inc. (a)	11,469	294,753
Ollie’s Bargain Outlet Holdings, Inc. (b)	4,391	210,988
RH (a)(b)	450	151,254
Victoria’s Secret & Co. (b)	2,819	132,831
Williams-Sonoma, Inc. (a)	1,167	152,270
		4,272,107
Savings & Loans — 0.7%
New York Community Bancorp, Inc. (a)	19,646	181,529
Washington Federal, Inc.	2,105	64,055
		245,584
Semiconductors — 5.0%
Amkor Technology, Inc.	13,243	249,101
Azenta, Inc. (a)	2,487	186,426
CMC Materials, Inc.	1,273	227,752
Lattice Semiconductor Corp. (a)(b)	3,597	172,800
MKS Instruments, Inc.	1,177	134,155
Silicon Laboratories, Inc. (a)(b)	1,129	152,313
SiTime Corp. (b)	1,520	256,226
Synaptics, Inc. (b)	919	136,416
Wolfspeed, Inc. (b)	2,762	253,303
		1,768,492
Software — 2.7%
Cerence, Inc. (a)(b)	5,940	175,230
Digital Turbine, Inc. (a)(b)	6,935	219,493
Sailpoint Technologies Holdings, Inc. (a)(b)	5,013	319,980
Teradata Corp. (b)	6,227	257,486
		972,189
Telecommunications — 1.7%
Calix, Inc. (b)	5,041	201,186
Iridium Communications, Inc. (b)	6,294	224,759
Viasat, Inc. (b)	4,563	167,964
		593,909
Transportation — 0.5%
Ryder System, Inc.	2,464	172,234

TOTAL COMMON STOCKS (Cost $37,465,364)		34,830,716

REITS — 1.5%
Park Hotels & Resorts, Inc.	9,394	185,156
SL Green Realty Corp. (a)	2,625	181,702
The Macerich Co.	12,674	159,059
TOTAL REITS (Cost $585,501)		525,917

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.2%
Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account 0.130% (c)	$55,745	$55,745
TOTAL SHORT-TERM INVESTMENTS (Cost $55,745)		55,745

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 31.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (c)	11,051,037	11,051,037
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $11,051,037)		11,051,037

Total Investments (Cost $49,157,647) — 131.2%		46,463,415
Liabilities in Excess of Other Assets — (31.2)%		(11,057,714)
TOTAL NET ASSETS — 100.0%		$35,405,701

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $10,433,196 or 29.5% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 99.5%

Aerospace/Defense — 0.3%
The Boeing Co. (a)	6,046	$899,887

Agriculture — 1.1%
Archer-Daniels-Midland Co.	32,120	2,876,667

Airlines — 2.2%
Alaska Air Group, Inc. (a)	21,889	1,190,543
American Airlines Group, Inc. (a)	88,512	1,661,370
Delta Air Lines, Inc. (a)	30,024	1,291,933
United Airlines Holdings, Inc. (a)	32,314	1,631,857
		5,775,703
Apparel — 1.7%
PVH Corp.	17,644	1,284,130
Ralph Lauren Corp. - Class A	9,797	1,022,219
Tapestry, Inc.	33,045	1,087,842
Under Armour, Inc. - Class A (a)(b)	72,664	1,116,119
		4,510,310
Auto Manufacturers — 3.5%
Ford Motor Co.	241,367	3,417,757
General Motors Co. (a)	106,080	4,021,493
Tesla Motors, Inc. (a)	2,185	1,902,610
		9,341,860
Auto Parts & Equipment — 0.2%
BorgWarner, Inc.	10,803	397,874

Banks — 10.1%
Bank of America Corp.	141,325	5,042,476
Citigroup, Inc. (b)	72,252	3,483,269
Citizens Financial Group, Inc.	11,831	466,141
Comerica, Inc.	2,855	233,825
Fifth Third Bancorp	13,761	516,450
Huntington Bancshares, Inc. (b)	28,282	371,908
KeyCorp. (b)	23,163	447,278
M&T Bank Corp.	11,090	1,848,038
Morgan Stanley	25,972	2,093,084
Regions Financial Corp.	24,497	507,578
Signature Bank	4,169	1,009,940
State Street Corp.	7,656	512,722
SVB Financial Group (a)	2,185	1,065,493
The Bank of New York Mellon Corp.	17,097	719,100
The Goldman Sachs Group, Inc.	9,442	2,884,437
Truist Financial Corp.	27,297	1,319,810
Wells Fargo & Co.	98,196	4,284,291
Zions Bancorp	3,942	222,762
		27,028,602
Biotechnology — 2.5%
Biogen, Inc. (a)	7,628	1,582,352

	Shares	Value
Biotechnology — 2.5% (Continued)
Bio-Rad Laboratories, Inc. - Class A (a)	932	$477,240
Corteva, Inc.	22,214	1,281,526
Illumina, Inc. (a)	3,751	1,112,734
Moderna, Inc. (a)	17,404	2,339,272
		6,793,124
Building Materials — 0.5%
Mohawk Industries, Inc. (a)	10,294	1,452,072

Chemicals — 4.7%
Albemarle Corp.	6,565	1,265,929
Celanese Corp. - Class A	3,974	583,940
CF Industries Holdings, Inc.	18,244	1,766,566
Dow, Inc.	37,536	2,496,144
DuPont de Nemours, Inc.	23,834	1,571,376
LyondellBasell Industries NV - Class A	14,016	1,486,116
Mosaic Co.	52,153	3,255,390
		12,425,461
Commercial Services — 0.9%
Nielsen Holdings PLC	14,024	375,984
PayPal Holdings, Inc. (a)	10,738	944,192
United Rentals, Inc. (a)	3,645	1,153,715
		2,473,891
Computers — 3.3%
DXC Technology Co. (a)	47,985	1,377,170
EPAM Systems, Inc. (a)	2,775	735,347
Fortinet, Inc. (a)	4,063	1,174,248
Hewlett Packard Enterprise Co.	61,874	953,478
HP, Inc.	37,048	1,357,068
Seagate Technology Holdings PLC	12,193	1,000,314
Western Digital Corp. (a)	40,746	2,162,390
		8,760,015
Diversified Financial Services — 2.0%
Capital One Financial Corp.	14,088	1,755,646
Discover Financial Services	6,726	756,406
Franklin Resources, Inc.	47,459	1,167,017
Invesco Ltd.	64,134	1,178,783
Synchrony Financial	14,021	516,113
		5,373,965
Electric — 0.8%
NRG Energy, Inc. (b)	48,326	1,734,903
Pinnacle West Capital Corp.	4,398	313,138
		2,048,041
Electrical Components & Equipment — 0.4%
Generac Holdings, Inc. (a)	5,316	1,166,224

Energy-Alternate Sources — 1.6%
Enphase Energy, Inc. (a)(b)	14,590	2,354,826

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 99.5% (Continued)

Energy-Alternate Sources — 1.6% (Continued)
SolarEdge Technologies, Inc. (a)	7,918	$1,982,746
		4,337,572
Entertainment — 1.5%
Caesars Entertainment, Inc. (a)	19,704	1,305,981
Live Nation Entertainment, Inc. (a)(b)	12,093	1,268,314
Penn National Gaming, Inc. (a)	42,534	1,555,468
		4,129,763
Food — 1.8%
Conagra Brands, Inc.	17,483	610,681
The Kraft Heinz Co.	30,506	1,300,471
The Kroger Co. (b)	29,030	1,566,459
Tyson Foods, Inc. - Class A	13,708	1,277,037
		4,754,648
Forest Products & Paper — 0.3%
International Paper Co.	17,813	824,386

Healthcare-Products — 1.1%
ABIOMED, Inc. (a)	3,957	1,133,997
Align Technology, Inc. (a)(b)	2,603	754,636
Bio-Techne Corp.	2,915	1,106,796
		2,995,429
Healthcare-Services — 3.8%
Anthem, Inc.	8,419	4,225,749
Centene Corp. (a)	27,827	2,241,465
Humana, Inc.	4,357	1,936,948
Laboratory Corp. of American Holdings (a)	3,122	750,154
Quest Diagnostics, Inc.	3,925	525,322
Universal Health Services, Inc. - Class B	3,516	430,815
		10,110,453
Home Builders — 1.2%
DR Horton, Inc.	12,036	837,585
Lennar Corp. - Class A (b)	25,588	1,957,226
PulteGroup, Inc.	11,377	475,104
		3,269,915
Home Furnishings — 0.2%
Whirlpool Corp. (b)	3,305	599,924

Housewares — 0.1%
Newell Brands, Inc.	13,090	303,033

Insurance — 9.0%
Aflac, Inc.	17,572	1,006,524
American International Group, Inc.	28,880	1,689,769
Assurant, Inc.	1,982	360,486
Berkshire Hathaway, Inc. - Class B (a)	23,792	7,680,771

	Shares	Value
Insurance — 9.0% (Continued)
Chubb Ltd.	10,679	$2,204,679
Cincinnati Financial Corp.	3,913	479,969
Everest Re Group Ltd.	1,253	344,212
Globe Life, Inc.	2,410	236,373
Lincoln National Corp.	23,654	1,422,788
Loews Corp.	6,641	417,320
MetLife, Inc.	25,370	1,666,302
Principal Financial Group, Inc. (b)	6,671	454,562
Prudential Financial, Inc.	16,715	1,813,745
The Allstate Corp.	10,133	1,282,230
The Hartford Financial Services Group, Inc.	9,347	653,636
The Progressive Corp.	10,671	1,145,638
The Travelers Cos., Inc.	6,838	1,169,708
		24,028,712
Internet — 2.4%
Etsy, Inc. (a)(b)	14,177	1,321,155
Expedia Group, Inc. (a)(b)	7,294	1,274,626
Match Group, Inc. (a)	13,029	1,031,245
Netflix, Inc. (a)(b)	3,227	614,292
Twitter, Inc. (a)(b)	41,804	2,049,232
		6,290,550
Iron/Steel — 1.6%
Nucor Corp.	26,775	4,144,234

Leisure Time — 1.7%
Carnival Corp. (a)(b)	80,482	1,392,339
Norwegian Cruise Line Holdings Ltd. (a)(b)	85,486	1,712,285
Royal Caribbean Cruises Ltd. (a)	19,387	1,506,951
		4,611,575
Lodging — 1.3%
Las Vegas Sands Corp. (a)(b)	33,986	1,204,124
MGM Resorts International	29,712	1,219,380
Wynn Resorts Ltd. (a)(b)	16,366	1,153,476
		3,576,980
Media — 2.8%
DISH Network Corp. - Class A (a)	55,895	1,593,566
Fox Corp. - Class A	11,263	403,666
Paramount Global - Class B (b)	97,567	2,841,151
Warner Bros Discovery, Inc. (a)	147,520	2,677,488
		7,515,871
Mining — 0.6%
Freeport-McMoRan, Inc.	40,238	1,631,651

Oil & Gas — 11.0%
APA Corp.	59,943	2,453,467
Cabot Oil & Gas Corp.	62,445	1,797,791
ConocoPhillips	13,552	1,294,487

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 99.5% (Continued)

Oil & Gas — 11.0% (Continued)
Devon Energy Corp.	34,817	$2,025,305
Diamondback Energy, Inc.	14,282	1,802,817
EOG Resources, Inc.	13,447	1,570,072
Hess Corp.	16,573	1,708,179
Marathon Oil Corp.	89,448	2,229,044
Marathon Petroleum Corp.	46,113	4,023,820
Occidental Petroleum Corp.	48,674	2,681,451
Phillips 66 (b)	32,085	2,783,695
Pioneer Natural Resources Co. (b)	5,734	1,332,983
Valero Energy Corp.	31,858	3,551,530
		29,254,641
Oil & Gas Services — 2.0%
Baker Hughes Co. (b)	74,430	2,308,819
Halliburton Co.	47,226	1,682,190
Schlumberger Ltd.	36,800	1,435,568
		5,426,577
Packaging & Containers — 0.3%
Westrock Co.	15,224	754,045

Pharmaceuticals — 5.9%
AmerisourceBergen Corp.	5,999	907,589
Cardinal Health, Inc. (b)	13,190	765,680
Cigna Corp.	22,151	5,466,424
CVS Health Corp.	72,371	6,957,024
DexCom, Inc. (a)(b)	3,126	1,277,221
Organon & Co. (b)	9,825	317,642
		15,691,580
Pipelines — 0.4%
Kinder Morgan, Inc.	65,343	1,185,975

Retail — 2.0%
Bath & Body Works, Inc. (a)	23,349	1,234,929
Best Buy Co., Inc. (b)	10,135	911,441
Dollar Tree, Inc. (a)	9,172	1,489,991
Walgreens Boots Alliance, Inc.	37,738	1,600,091
		5,236,452
Semiconductors — 5.9%
Advanced Micro Devices, Inc. (a)	12,092	1,034,108
Applied Materials, Inc.	11,050	1,219,368
IPG Photonics Corp. (a)(b)	9,067	856,650
KLA Corp.	3,806	1,215,104
Lam Research Corp.	2,502	1,165,332
Microchip Technology, Inc.	17,202	1,121,570
Micron Technology, Inc.	16,155	1,101,609
Monolithic Power Systems, Inc.	3,438	1,348,521
NVIDIA Corp.	6,212	1,152,140
NXP Semiconductors NV	6,670	1,139,903

	Shares	Value
Semiconductors — 5.9% (Continued)
Qorvo, Inc. (a)	9,590	$ 1,091,150
QUALCOMM, Inc.	6,877	960,648
Skyworks Solutions, Inc.	8,548	968,488
Teradyne, Inc.	14,282	1,506,180
		15,880,771
Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	1,569	333,789

Software — 2.9%
Autodesk, Inc. (a)	5,004	947,157
Cadence Design System, Inc. (a)	7,919	1,194,581
Ceridian HCM Holding, Inc. (a)	16,784	942,086
Citrix Systems, Inc. (b)	11,987	1,199,899
Paycom Software, Inc. (a)	3,856	1,085,348
PTC, Inc. (a)	10,421	1,190,182
ServiceNow, Inc. (a)	2,185	1,044,649
		7,603,902
Telecommunications — 2.9%
Arista Networks, Inc. (a)(b)	9,590	1,108,316
AT&T, Inc.	279,354	5,268,617
Lumen Technologies, Inc. (b)	135,735	1,365,494
		7,742,427
Transportation — 0.9%
CH Robinson Worldwide, Inc. (b)	4,498	477,463
FedEx Corp.	9,642	1,916,251
		2,393,714
TOTAL COMMON STOCKS (Cost $287,242,769)		265,952,265

REAL ESTATE INVESTMENT TRUSTS — 0.2%
Kimco Realty Corp.	19,602	496,518
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $478,982)		496,518

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%

Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account 0.130% (c)	$ 480,606	480,606
TOTAL SHORT-TERM INVESTMENTS (Cost $480,606)		480,606

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 13.9%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (c)	37,084,238	$37,084,238
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $37,084,238)		37,084,238

Total Investments (Cost $325,286,595) — 113.8%		304,013,627
Liabilities in Excess of Other Assets — (13.8)%		(36,918,848)
TOTAL NET ASSETS — 100.0%		$267,094,779

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $35,383,725 or 13.2% of net assets.
(c)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 98.9%

Aerospace/Defense — 1.0%
Hexcel Corp.	717	$38,976

Agriculture — 1.1%
Archer-Daniels-Midland Co.	474	42,452

Apparel — 1.1%
NIKE, Inc. - Class B (a)	323	40,278

Auto Manufacturers — 1.1%
Tesla Motors, Inc. (a) (b)	50	43,538

Auto Parts & Equipment — 1.0%
Adient PLC (a) (b)	1,143	39,022

Beverages — 1.2%
The Coca-Cola Co.	685	44,258

Biotechnology — 2.0%
Bio-Rad Laboratories, Inc. - Class A (a) (b)	75	38,404
Moderna, Inc. (b)	275	36,963
		75,367
Building Materials — 1.0%
Johnson Controls International PLC	656	39,275

Chemicals — 9.8%
Celanese Corp.	272	39,967
Dow, Inc.	658	43,757
FMC Corp.	322	42,678
Ingevity Corp. (b)	623	37,318
International Flavors & Fragrances, Inc.	336	40,757
Linde PLC	141	43,986
LyondellBasell Industries NV	363	38,489
Mosaic Co.	640	39,949
The Chemours Co.	1,504	49,737
		376,638
Commercial Services — 1.0%
The Brink’s Co.	623	36,726

Computers — 7.1%
Apple, Inc. (a)	256	40,358
DXC Technology Co. (b)	1,310	37,597
Fortinet, Inc. (b)	142	41,039
Genpact Ltd. (a)	961	38,700
Hewlett Packard Enterprise Co.	2,396	36,922
HP, Inc.	1,093	40,037

	Shares	Value
Computers — 7.1% (Continued)
Lumentum Holdings, Inc. (a) (b)	434	$35,245
		269,898
Cosmetics/Personal Care — 1.0%
The Estee Lauder Cos., Inc.	150	39,609

Distribution/Wholesale — 1.2%
LKQ Corp.	900	44,667

Electrical Components & Equipment — 1.8%
Littelfuse, Inc.	166	38,055
Universal Display Corp.	253	32,316
		70,371
Electronics — 6.9%
Agilent Technologies, Inc.	304	36,258
Arrow Electronics, Inc. (a) (b)	334	39,365
Jabil, Inc.	713	41,162
Keysight Technologies, Inc. (b)	272	38,154
Mettler-Toledo International, Inc. (a) (b)	30	38,326
Trimble, Inc. (b)	612	40,820
Vicor Corp. (a) (b)	519	31,410
		265,495
Energy-Alternate Sources — 0.8%
SolarEdge Technologies, Inc. (b)	125	31,301

Food — 1.1%
Mondelez International, Inc.	636	41,009

Hand/Machine Tools — 0.9%
Kennametal, Inc.	1,382	35,559

Healthcare-Products — 8.5%
Abbott Laboratories (a)	348	39,498
Align Technology, Inc. (a) (b)	99	28,701
Bruker Corp.	635	36,506
Danaher Corp.	151	37,921
PerkinElmer, Inc. (a)	239	35,040
Repligen Corp. (b)	237	37,266
STAAR Surgical Co. (a) (b)	615	35,110
Thermo Fisher Scientific, Inc. (a)	75	41,469
West Pharmaceutical Services, Inc.	109	34,342
		325,853
Healthcare-Services — 1.1%
IQVIA Holdings, Inc. (b)	186	40,546

Household Products/Wares — 1.2%
Avery Dennison Corp.	244	44,066

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 98.9% (Continued)

Internet — 2.6%
Alphabet, Inc. - Class A (a) (b)	15	$34,233
Meta Platforms, Inc. - Class A (a) (b)	211	42,299
Netflix, Inc. (a) (b)	117	22,272
		98,804
Machinery-Construction & Mining — 1.0%
Caterpillar, Inc.	185	38,950

Machinery-Diversified — 4.1%
AGCO Corp.	303	38,602
Cognex Corp.	602	40,713
Ingersoll Rand, Inc.	833	36,619
Westinghouse Air Brake Technologies Corp. (a)	445	40,010
		155,944
Media — 1.0%
News Corp. - Class A	1,892	37,575

Mining — 2.8%
Alcoa Corp.	502	34,035
Freeport-McMoRan, Inc. (a)	845	34,265
Royal Gold, Inc.	289	37,709
		106,009
Miscellaneous Manufacturing — 0.8%
General Electric Co.	430	32,057

Office/Business Equipment — 1.0%
Zebra Technologies Corp. (b)	103	38,075

Oil & Gas — 3.1%
APA Corp.	1,015	41,544
Chevron Corp.	232	36,347
Exxon Mobil Corp.	467	39,812
		117,703
Oil & Gas Services — 1.0%
Halliburton Co.	1,060	37,757

Pharmaceuticals — 2.0%
Pfizer, Inc.	750	36,803
Viatris, Inc.	3,998	41,299
		78,102
Retail — 2.1%
Domino’s Pizza, Inc.	103	34,814
McDonald’s Corp.	177	44,101
		78,915
Semiconductors — 17.1%
Advanced Micro Devices, Inc. (b)	380	32,498
Amkor Technology, Inc.	1,905	35,833
Analog Devices, Inc.	269	41,528

	Shares	Value
Semiconductors — 17.1% (Continued)
Applied Materials, Inc.	321	$35,422
Broadcom, Inc.	69	38,253
CMC Materials, Inc.	219	39,181
KLA Corp.	123	39,269
Lam Research Corp.	82	38,192
Lattice Semiconductor Corp. (b)	736	35,358
Microchip Technology, Inc.	574	37,425
Micron Technology, Inc.	545	37,164
MKS Instruments, Inc. (a)	280	31,914
Monolithic Power Systems, Inc.	100	39,224
NVIDIA Corp.	179	33,199
Power Integrations, Inc. (a)	455	36,400
Qorvo, Inc. (b)	321	36,523
Synaptics, Inc. (b)	193	28,649
Teradyne, Inc. (a)	371	39,126
		655,158
Software — 7.4%
Aspen Technology, Inc. (b)	284	45,025
Autodesk, Inc. (b)	206	38,992
Cadence Design System, Inc. (b)	274	41,333
Microsoft Corp.	142	39,408
MSCI, Inc.	87	36,649
PTC, Inc. (b)	382	43,628
Synopsys, Inc. (b)	135	38,716
		283,751
Telecommunications — 1.0%
Arista Networks, Inc. (a) (b)	331	38,254
TOTAL COMMON STOCKS (Cost $4,151,458)		3,781,958

REAL ESTATE INVESTMENT TRUSTS — 1.1%
Equinix, Inc. (a)	58	41,707
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $42,471)		41,707

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Money Market Deposit Accounts — 0.1%
U.S. Bank Money Market Deposit Account, 0.130% (c)	$4,805	4,805
TOTAL SHORT-TERM INVESTMENTS (Cost $4,805)		4,805

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 23.3%
Mount Vernon Liquid Assets Portfolio, LLC, 0.450% (c)	893,073	$893,073
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $893,073)		893,073

Total Investments (Cost $5,091,807) — 123.4%		4,721,543
Liabilities in Excess of Other Assets — (23.4)%		(894,180)
TOTAL NET ASSETS — 100.0%		$3,827,363

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2022. The total value of securities on loan is $848,375 or 22.2% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income

SCHEDULE OF INVESTMENTS
April 30, 2022

	Principal Amount	Value
BANK LOANS — 54.0%

Advertising — 1.5%
Clear Channel Outdoor Holdings Inc
4.740% (3 Month LIBOR USD + 3.500%), 08/21/2026 (a)	$1,237,962	$1,210,306
3.710% (1 Month LIBOR USD + 3.500%), 08/21/2026 (a)	2,554	2,497
4.260% (1 Month LIBOR USD + 3.500%), 08/21/2026 (a)	3,182	3,111
		1,215,915
Aerospace/Defense — 1.8%
Dynasty Acquisition Co. Inc.
4.510% (3 Month LIBOR USD + 3.500%), 04/06/2026 (a)	965,732	948,479
4.510% (3 Month LIBOR USD + 3.500%), 04/06/2026 (a)	519,211	509,935
		1,458,414
Airlines — 1.3%
AAdvantage Loyalty IP Ltd. 5.810% (3 Month LIBOR USD + 4.750%, 0.750% Floor), 04/20/2028 (a)	500,000	509,652
Mileage Plus Holdings, LLC 6.250% (3 Month LIBOR USD + 5.250%, 1.000% Floor), 06/21/2027 (a)	500,000	519,625
		1,029,277
Building Materials — 1.8%
QUIKRETE Holdings, Inc. 3.080% (1 Month LIBOR USD + 2.630%), 02/01/2027 (a)	1,480,532	1,443,785

Chemicals — 0.4%
Starfruit US Holdco LLC 3.760% (1 Month LIBOR USD + 3.000%), 10/01/2025 (a)	372,380	367,958

Coal — 0.0% (e)
Arch Coal, Inc. 3.750% (1 Month LIBOR USD + 2.750%, 1.000% Floor), 03/07/2024 (a)	182	180

Commercial Services — 2.0%
Corelogic, Inc. 4.310% (1 Month LIBOR USD + 3.500%, 0.500% Floor), 06/02/2028 (a)	1,244,997	1,173,410
Verscend Holding Corp. 4.760% (1 Month LIBOR USD + 4.000%), 08/27/2025 (a)	495,260	494,693
		1,668,103

	Principal Amount	Value
Computers — 2.3%
Peraton Corp. 4.510% (1 Month LIBOR USD + 3.750%, 0.750% Floor), 02/01/2028 (a)	$1,500,000	$1,491,915
Tempo Acquisition LLC 3.500%, 08/31/2028 (b)	429,150	426,871
		1,918,786
Cosmetics/Personal Care — 0.6%
Sunshine Luxembourg VII SARL 4.760% (3 Month LIBOR USD + 3.750%, 0.750% Floor), 10/01/2026 (a)	492,513	488,907

Diversified Financial Services — 2.3%
Avolon TLB Borrower 1 (US) LLC 2.500% (1 Month LIBOR USD + 1.750%, 0.750% Floor), 01/15/2025 (a)	175,812	174,356
Deerfield Dakota Holding LLC 4.750%, 04/09/2027 (b)	491,250	490,366
REDWOOD STAR MERGER SUB (SPX FLOW) T/L 5.000%, 03/31/2029 (b)	1,250,000	1,220,313
		1,885,035
Engineering & Construction — 0.6%
Brand Industrial Services, Inc.
5.430% (3 Month LIBOR USD + 4.250%, 1.000% Floor), 06/21/2024 (a)	268,847	256,214
5.430% (3 Month LIBOR USD + 4.250%, 1.000% Floor), 06/21/2024 (a)	114,708	109,318
5.250% (3 Month LIBOR USD + 4.250%, 1.000% Floor), 06/21/2024 (a)	94,925	90,465
5.260% (3 Month LIBOR USD + 4.250%, 1.000% Floor), 06/21/2024 (a)	3,797	3,619
		459,616
Entertainment — 1.5%
SeaWorld Parks & Entertainment, Inc. 3.810% (1 Month LIBOR USD + 3.000%, 0.500% Floor), 08/25/2028 (a)	1,236,691	1,220,972

Environmental Control — 2.1%
GFL Environmental Inc. 4.240% (3 Month LIBOR USD + 3.000%, 0.500% Floor), 05/30/2025 (a)	748,711	748,186

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
BANK LOANS — 54.0% (Continued)

Environmental Control — 2.1% (Continued)
Madison IAQ LLC 4.520% (6 Month LIBOR USD + 3.250%, 0.500% Floor), 06/21/2028 (a)	$994,994	$967,010
		1,715,196
Healthcare Products — 0.9%
Avantor Funding, Inc. 2.500% (1 Month LIBOR USD + 2.000%, 0.500% Floor), 11/21/2024 (a)	21,072	21,034
Mozart Borrower LP 3.750%, 10/21/2028 (b)	750,000	738,240
		759,274
Healthcare Services — 3.0%
Da Vinci Purchaser Corp. 5.010% (3 Month LIBOR USD + 4.000%, 1.000% Floor), 01/08/2027 (a)	492,481	492,097
LifePoint Health, Inc. 4.197%, 11/14/2025 (b)	1,500,000	1,484,610
Phoenix Newco, Inc. 4.000% (1 Month LIBOR USD + 3.500%, 0.500% Floor), 11/15/2028 (a)	500,000	497,228
		2,473,935
Insurance — 2.6%
Acrisure LLC 4.750%, 02/15/2027 (b)	1,500,000	1,491,878
HUB International Ltd.
4.210% (3 Month LIBOR USD + 3.000%), 04/25/2025 (a)	240,000	237,225
4.000% (1 Month LIBOR USD + 3.000%), 04/25/2025 (a)	625	618
USI, Inc. 4.010% (3 Month LIBOR USD + 3.000%), 05/16/2024 (a)	382,000	379,087
		2,108,808
Internet — 2.4%
Arches Buyer Inc. 3.750% (1 Month LIBOR USD + 3.250%, 0.500% Floor), 12/06/2027 (a)	494,987	484,090
Uber Technologies Inc 4.260% (1 Month LIBOR USD + 3.500%), 02/25/2027 (a)	1,472,500	1,469,320
		1,953,410
Leisure Time — 1.7%
Bombardier Recreational Products, Inc. 2.490% (1 Month LIBOR USD + 2.000%), 05/24/2027 (a)	237,100	233,460

	Principal Amount	Value
Leisure Time — 1.7% (Continued)
ClubCorp Holdings, Inc. 3.760% (3 Month LIBOR USD + 2.750%), 09/18/2024 (a)	$1,226,847	$1,196,004
		1,429,464
Lodging — 2.7%
Caesars Resort Collection LLC
3.510% (1 Month LIBOR USD + 2.750%), 12/23/2024 (a)	478,750	477,101
4.260% (1 Month LIBOR USD + 3.500%), 07/21/2025 (a)	997,468	994,765
Playa Resorts Holding BV 3.750% (1 Month LIBOR USD + 2.750%, 1.000% Floor), 04/29/2024 (a)	730,778	721,391
		2,193,257
Machinery — Diversified — 0.6%
Titan Acquisition Limited 3.350% (6 Month LIBOR USD + 3.000%), 03/28/2025 (a)	482,411	472,309

Media — 0.6%
Charter Communications Operating, LLC. 2.520% (1 Month LIBOR USD + 1.750%), 02/01/2027 (a)	486,263	480,870

Mining — 0.3%
U.S. Silica Company 5.000% (1 Month LIBOR USD + 4.000%, 1.000% Floor), 05/01/2025 (a)	246,733	244,600

Packaging & Containers — 1.7%
Graham Packaging Company, Inc 3.760% (1 Month LIBOR USD + 3.000%, 0.750% Floor), 08/04/2027 (a)	484,932	475,704
Pregis Topco LLC 4.760% (1 Month LIBOR USD + 4.000%), 07/31/2026 (a)	493,687	484,840
Proampac PG Borrower LLC
4.500% (3 Month LIBOR USD + 3.750%, 0.750% Floor), 11/03/2025 (a)	207,846	205,075
4.710% (3 Month LIBOR USD + 3.750%, 0.750% Floor), 11/03/2025 (a)	115,566	114,025
4.500% (3 Month LIBOR USD + 3.750%, 0.750% Floor), 11/03/2025 (a)	97,021	95,728
4.500% (3 Month LIBOR USD + 3.750%, 0.750% Floor), 11/03/2025 (a)	56,017	55,270
		1,430,643

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
BANK LOANS — 54.0% (Continued)

Pharmaceuticals — 2.2%
Bausch Health Americas, Inc.
3.460% (1 Month LIBOR USD + 3.000%), 06/02/2025 (a)	$287,364	$286,407
3.210% (1 Month LIBOR USD + 2.750%), 11/27/2025 (a)	1,000,000	996,000
Milano Acquisition Corporation 5.010% (3 Month LIBOR USD + 4.000%, 0.750% Floor), 10/01/2027 (a)	497,481	496,862
		1,779,269
Pipelines — 1.8%
Blackstone CQP Holdco LP 4.760% (3 Month LIBOR USD + 3.750%, 0.500% Floor), 06/05/2028 (a)	746,866	745,641
Traverse Midstream Partners LLC
5.250%, 09/27/2024 (b)	704,310	703,430
5.250%, 09/27/2024 (b)	16,538	16,517
		1,465,588
Retail — 5.3%
1011778 B.C. Unlimited Liability Company 2.514% (1 Month LIBOR USD + 1.750%), 11/19/2026 (a)	326,625	321,011
Great Outdoors Group LLC 4.500%, 03/05/2028 (b)	1,297,547	1,287,653
PetSmart, Inc. 4.500% (6 Month LIBOR USD + 3.750%, 0.750% Floor), 02/11/2028 (a)	993,744	986,787
Pilot Travel Centers LLC 2.460% (1 Month LIBOR USD + 2.000%), 08/04/2028 (a)	746,250	737,989
SRS Distribution Inc. 4.020% (6 Month LIBOR USD + 3.500%, 0.500% Floor), 06/02/2028 (a)	993,744	961,035
		4,294,475
Semiconductors — 0.2%
ON Semiconductor Corporation 2.760% (1 Month LIBOR USD + 2.000%), 09/18/2026 (a)	173,891	173,433

Software — 6.9%
Almonde, Inc. 4.740% (3 Month LIBOR USD + 3.500%, 1.000% Floor), 06/13/2024 (a)	1,242,511	1,208,442

	Principal Amount	Value
Software — 6.9% (Continued)
Epicor Software Corporation 4.010% (1 Month LIBOR USD + 3.250%, 0.750% Floor), 07/30/2027 (a)	$492,500	$490,015
Polaris Newco LLC 4.760%, 06/04/2028 (b)	1,250,000	1,239,063
Project Ruby Ultimate Parent Corp. 4.010% (1 Month LIBOR USD + 3.250%, 0.750% Floor), 03/10/2028 (a)	496,241	491,898
Sophia, L.P. 4.260% (3 Month LIBOR USD + 3.250%, 0.500% Floor), 10/07/2027 (a)	493,769	488,831
The Dun & Bradstreet Corporation 3.920% (1 Month LIBOR USD + 3.250%), 02/06/2026 (a)	490,047	487,045
UKG Inc. 4.760% (3 Month LIBOR USD + 3.750%), 05/04/2026 (a)	1,244,975	1,240,568
		5,645,862
Telecommunications — 2.9%
LogMeIn, Inc. 5.300% (1 Month LIBOR USD + 4.750%), 08/31/2027 (a)	744,347	716,903
SBA Senior Finance II LLC 2.210% (1 Month LIBOR USD + 1.750%), 04/11/2025 (a)	471,625	464,602
Zayo Group Holdings, Inc. 3.760% (1 Month LIBOR USD + 3.000%), 03/09/2027 (a)	1,222,697	1,162,914
		2,344,419
TOTAL BANK LOANS (Cost $44,618,062)		44,121,760

CORPORATE BONDS — 10.1%

Aerospace/Defense — 1.2%
TransDigm UK Holdings PLC
6.875%, 05/15/2026	500,000	498,168
TransDigm, Inc.
5.500%, 11/15/2027	500,000	459,135
		957,303
Commercial Services — 0.6%
Allied Universal Holdco LLC / Allied Universal Finance Corp.
9.750%, 07/15/2027 (c)	500,000	485,965

Distribution/Wholesale — 0.3%
American Builders & Contractors Supply Co. Inc.
4.000%, 01/15/2028 (c)	250,000	233,477

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 10.1% (Continued)

Diversified Financial Services — 0.3%
Ally Financial, Inc.
5.750%, 11/20/2025	$250,000	$256,524

Entertainment — 2.1%
Caesars Entertainment, Inc.
8.125%, 07/01/2027 (c)	500,000	523,095
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op.
5.375%, 04/15/2027	750,000	730,286
Six Flags Entertainment Corp.
4.875%, 07/31/2024 (c)	500,000	498,655
		1,752,036
Environmental Control — 0.3%
Madison IAQ LLC
4.125%, 06/30/2028 (c)	250,000	220,626

Food — 0.3%
JBS USA LUX SA / JBS USA Finance, Inc.
6.750%, 02/15/2028 (c)	250,000	258,425

Food Service — 0.6%
Aramark Services, Inc.
5.000%, 02/01/2028 (c)	500,000	466,215

Leisure Time — 1.0%
MajorDrive Holdings IV LLC
6.375%, 06/01/2029 (c)	500,000	396,900
Viking Cruises Ltd.
7.000%, 02/15/2029 (c)	500,000	445,633
		842,533
Lodging — 0.6%
Boyd Gaming Corp.
4.750%, 12/01/2027	500,000	473,160

Pharmaceuticals — 0.6%
Bausch Health Americas, Inc.
8.500%, 01/31/2027 (c)	500,000	473,245

Pipelines — 0.6%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.750%, 03/01/2027 (c)	500,000	487,850

	Principal Amount	Value
Real Estate — 0.5%
The Howard Hughes Corp.
4.125%, 02/01/2029 (c)	$500,000	$450,884

Retail — 0.6%
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co. Inc.
4.625%, 01/15/2029 (c)	500,000	454,337

Telecommunications — 0.5%
CommScope Technologies LLC
6.000%, 06/15/2025 (c)	500,000	435,625
TOTAL CORPORATE BONDS (Cost $8,872,715)		8,248,205

ASSET BACKED SECURITIES — 34.2%

Aimco CLO 15 Ltd.
6.994%, 10/17/2034 (a) (c)	1,250,000	1,243,825
Benefit Street Partners CLO IV Ltd.
8.263%, 01/20/2032 (a) (c)	250,000	245,813
Burnham Park Clo Ltd.
6.463%, 10/20/2029 (a) (c)	1,000,000	912,773
CarVal CLO III Ltd.
7.503%, 07/20/2032 (a) (c)	1,000,000	979,414
CIFC Falcon 2020 Ltd.
8.473%, 01/20/2033 (a) (c)	1,000,000	990,097
CIFC Funding 2015-II Ltd.
7.854%, 04/15/2030 (a) (c)	1,000,000	979,148
CIFC Funding 2018-V Ltd.
7.194%, 01/15/2032 (a) (c)	1,000,000	977,885
Dryden 50 Senior Loan Fund
7.304%, 07/15/2030 (a) (c)	1,000,000	967,767
Dryden 65 CLO Ltd.
6.794%, 07/18/2030 (a) (c)	600,000	574,469
Dryden 93 CLO Ltd.
7.294%, 01/18/2034 (a) (c)	1,000,000	980,980
Elmwood CLO 14 Ltd.
7.000%, 04/20/2035 (a) (c)	1,000,000	988,664
Fillmore Park CLO Ltd 2018-1A
6.444%, 07/15/2030 (a) (c)	1,000,000	977,555
Goldentree Loan Management US CLO 1 Ltd.
8.313%, 04/20/2034 (a) (c)	1,000,000	884,438
Goldentree Loan Management US Clo 6 Ltd.
7.551%, 04/20/2035 (a) (c)	1,000,000	978,051
Goldentree Loan Opportunities X Ltd.
6.713%, 07/21/2031 (a) (c)	1,000,000	962,624

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Principal Amount	Value
ASSET BACKED SECURITIES — 34.2% (Continued)

Magnetite XXIII Ltd.
7.484%, 01/25/2035 (a) (c)	$500,000	$485,381
Magnetite XXVII Ltd.
7.063%, 10/20/2034 (a) (c)	1,000,000	972,763
Magnetite Xxx Ltd.
7.384%, 10/25/2034 (a) (c)	400,000	391,184
Magnetite XXXI Ltd.
7.044%, 07/17/2034 (a) (c)	500,000	475,987
Neuberger Berman CLO XXII Ltd.
7.104%, 10/17/2030 (a) (c)	1,000,000	954,948
Neuberger Berman Loan Advisers CLO 28 Ltd.
6.663%, 04/22/2030 (a) (c)	1,000,000	934,504
Neuberger Berman Loan Advisers CLO 32 Ltd.
7.144%, 01/20/2032 (a) (c)	1,000,000	970,526
Neuberger Berman Loan Advisers CLO 35 Ltd.
8.044%, 01/19/2033 (a) (c)	1,000,000	990,702
OCP CLO 2018-15 Ltd.
6.913%, 07/21/2031 (a) (c)	1,000,000	961,212
OCP CLO 2020-19 Ltd.
7.563%, 10/20/2034 (a) (c)	250,000	242,898
OHA Credit Funding 2 Ltd.
7.458%, 04/21/2034 (a) (c)	550,000	537,003
OHA Loan Funding 2016-1 Ltd.
7.413%, 01/20/2033 (a) (c)	500,000	497,898
Palmer Square CLO 2018-2 Ltd.
6.663%, 07/16/2031 (a) (c)	500,000	479,017
Point Au Roche Park CLO Ltd.
7.163%, 07/20/2034 (a) (c)	370,000	353,400
Rad CLO 12 Ltd.
6.491%, 10/30/2034 (a) (c)	500,000	485,666
RR 19 Ltd.
7.544%, 10/15/2035 (a) (c)	625,000	613,724
RR 7 Ltd.
6.680%, 01/15/2037 (a) (c)	1,000,000	970,313
RR15 Ltd.
7.244%, 04/15/2036 (a) (c)	500,000	482,889
Sixth Street CLO XIX Ltd.
6.963%, 07/20/2034 (a) (c)	500,000	499,295
Symphony CLO XXIV Ltd.
8.184%, 01/23/2032 (a) (c)	1,000,000	997,333
TICP CLO III-2 Ltd.
6.963%, 04/20/2028 (a) (c)	1,000,000	973,391
		27,913,537
TOTAL ASSET BACKED SECURITIES (Cost $28,401,371)		27,913,537

	Shares	Value
CLOSED-END FUNDS — 0.1%
Eagle Point Credit Co. Inc.	1,905	$24,898
TOTAL CLOSED-END FUNDS (Cost $29,264)		24,898

	Principal Amount
SHORT-TERM INVESTMENTS — 12.2%

Money Market Deposit Accounts — 12.2%
U.S. Bank Money Market Deposit Account, 0.130% (d)	$9,994,728	9,994,728
TOTAL SHORT-TERM INVESTMENTS (Cost $9,994,728)		9,994,728

Total Investments (Cost $91,916,140) — 110.6%		90,303,128
Liabilities in Excess of Other Assets — (10.6)%		(8,640,345)
TOTAL NET ASSETS — 100.0%		$81,662,783

Percentages are stated as a percent of net assets.

(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at April 30,2022.
(b)	The loan will settle after April 30, 2022 at which time the interest rate will be determined.
(c)

Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At April 30, 2022, the value of these securities total $33,744,471, which represents 41.32% of total net assets.

(d)	The rate shown is as of April 30, 2022
(e)	Less than 0.05%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 89.7%

Advertising — 0.1%
Omnicom Group, Inc.	10	$761
The Interpublic Group of Cos., Inc.	19	620
		1,381
Aerospace/Defense — 1.5%
General Dynamics Corp.	11	2,602
Howmet Aerospace, Inc.	19	648
L3Harris Technologies, Inc.	10	2,323
Lockheed Martin Corp.	12	5,185
Northrop Grumman Corp.	7	3,076
Raytheon Technologies Corp.	74	7,023
Teledyne Technologies, Inc. (a)	2	863
The Boeing Co. (a)	27	4,019
TransDigm Group, Inc. (a)	3	1,784
		27,523
Agriculture — 0.8%
Altria Group, Inc.	90	5,001
Archer-Daniels-Midland Co.	28	2,508
Philip Morris International, Inc.	76	7,600
		15,109
Airlines — 0.2%
Alaska Air Group, Inc. (a)	6	326
American Airlines Group, Inc. (a)	32	601
Delta Air Lines, Inc. (a)	32	1,377
Southwest Airlines Co. (a)	29	1,355
United Airlines Holdings, Inc. (a)	16	808
		4,467
Apparel — 0.5%
NIKE, Inc. - Class B	63	7,856
PVH Corp.	3	218
Ralph Lauren Corp.	2	209
Tapestry, Inc.	13	428
Under Armour, Inc. - Class A (a)	9	138
Under Armour, Inc. - Class C (a)	11	156
VF Corp.	16	832
		9,837
Auto Manufacturers — 2.4%
Cummins, Inc.	7	1,324
Ford Motor Co.	194	2,747
General Motors Co. (a)	72	2,730
PACCAR, Inc.	17	1,412
Tesla Motors, Inc. (a)	41	35,701
		43,914
Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	13	1,383
BorgWarner, Inc.	12	442
		1,825

	Shares	Value
Banks — 4.2%
Bank of America Corp.	351	$12,524
Citigroup, Inc.	98	4,725
Citizens Financial Group, Inc.	21	827
Comerica, Inc.	6	491
Fifth Third Bancorp	34	1,276
First Republic Bank	9	1,343
Huntington Bancshares, Inc.	71	934
JPMorgan Chase & Co.	146	17,427
KeyCorp.	46	888
M&T Bank Corp.	6	1,000
Morgan Stanley	70	5,641
Northern Trust Corp.	10	1,030
Regions Financial Corp.	46	953
Signature Bank	3	727
State Street Corp.	18	1,205
SVB Financial Group (a)	3	1,463
The Bank of New York Mellon Corp.	36	1,514
The Goldman Sachs Group, Inc.	17	5,193
The PNC Financial Services Group, Inc.	21	3,488
Truist Financial Corp.	66	3,191
US Bancorp	67	3,254
Wells Fargo & Co.	192	8,377
Zions Bancorp	7	396
		77,867
Beverages — 1.5%
Brown-Forman Corp. - Class B	9	607
Constellation Brands, Inc. - Class A	8	1,969
Molson Coors Brewing Co. - Class B	9	487
Monster Beverage Corp. (a)	19	1,628
PepsiCo, Inc.	68	11,676
The Coca-Cola Co.	192	12,405
		28,772
Biotechnology — 1.4%
Amgen, Inc.	28	6,529
Biogen, Inc. (a)	7	1,452
Bio-Rad Laboratories, Inc. - Class A (a)	1	512
Corteva, Inc.	36	2,077
Gilead Sciences, Inc.	62	3,679
Illumina, Inc. (a)	8	2,373
Incyte Corp. (a)	9	675
Moderna, Inc. (a)	17	2,285
Regeneron Pharmaceuticals, Inc. (a)	5	3,296
Vertex Pharmaceuticals, Inc. (a)	13	3,552
		26,430

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 89.7% (Continued)

Building Materials — 0.4%
Carrier Global Corp.	42	$1,607
Fortune Brands Home & Security, Inc.	7	499
Johnson Controls International PLC	35	2,096
Martin Marietta Materials, Inc.	3	1,063
Masco Corp.	12	632
Mohawk Industries, Inc. (a)	3	423
Vulcan Materials Co.	7	1,206
		7,526
Chemicals — 1.6%
Air Products & Chemicals, Inc.	11	2,575
Albemarle Corp.	6	1,157
Celanese Corp.	5	735
CF Industries Holdings, Inc.	11	1,065
Dow, Inc.	36	2,394
DuPont de Nemours, Inc.	25	1,648
Eastman Chemical Co.	6	616
Ecolab, Inc.	12	2,032
FMC Corp.	6	795
International Flavors & Fragrances, Inc.	13	1,577
Linde PLC	25	7,799
LyondellBasell Industries NV	13	1,378
Mosaic Co.	18	1,124
PPG Industries, Inc.	12	1,536
The Sherwin-Williams Co.	12	3,299
		29,730
Commercial Services — 1.7%
Automatic Data Processing, Inc.	21	4,582
Cintas Corp.	4	1,589
Equifax, Inc.	6	1,221
FleetCor Technologies, Inc. (a)	4	998
Gartner, Inc. (a)	4	1,162
Global Payments, Inc.	14	1,918
MarketAxess Holdings, Inc.	2	527
Moody’s Corp.	8	2,532
Nielsen Holdings PLC	18	483
PayPal Holdings, Inc. (a)	57	5,012
Quanta Services, Inc.	7	812
Robert Half International, Inc.	5	492
Rollins, Inc.	11	369
S&P Global, Inc.	17	6,400
United Rentals, Inc. (a)	4	1,266
Verisk Analytics, Inc.	8	1,632
		30,995

	Shares	Value
Computers — 7.9%
Accenture PLC - Class A	31	$9,311
Apple, Inc.	765	120,602
Cognizant Technology Solutions Corp.	26	2,104
DXC Technology Co. (a)	12	345
EPAM Systems, Inc. (a)	3	795
Fortinet, Inc. (a)	7	2,023
Hewlett Packard Enterprise Co.	64	986
HP, Inc.	53	1,941
International Business Machines Corp.	44	5,817
Leidos Holdings, Inc.	7	725
NetApp, Inc.	11	806
Seagate Technology Holdings PLC	10	820
Western Digital Corp. (a)	15	796
		147,071
Cosmetics/Personal Care — 1.3%
Colgate-Palmolive Co.	42	3,236
The Estee Lauder Cos., Inc.	11	2,905
The Procter & Gamble Co.	118	18,945
		25,086
Distribution/Wholesale — 0.3%
Copart, Inc. (a)	11	1,250
Fastenal Co.	28	1,549
LKQ Corp.	13	645
Pool Corp.	2	811
W.W. Grainger, Inc.	2	1,000
		5,255
Diversified Financial Services — 3.5%
American Express Co.	30	5,241
Ameriprise Financial, Inc.	5	1,328
BlackRock, Inc.	7	4,373
Capital One Financial Corp.	20	2,492
Cboe Global Markets, Inc.	5	565
CME Group, Inc.	18	3,948
Discover Financial Services	14	1,575
Franklin Resources, Inc.	14	344
Intercontinental Exchange, Inc.	28	3,243
Invesco Ltd.	17	313
MasterCard, Inc. - Class A	43	15,625
Nasdaq, Inc.	6	944
Raymond James Financial, Inc.	9	877
Synchrony Financial	26	957
T Rowe Price Group, Inc.	11	1,353
The Charles Schwab Corp.	74	4,908
Visa, Inc. - Class A	82	17,477
		65,563

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 89.7% (Continued)

Electric — 2.5%
Alliant Energy Corp.	12	$706
Ameren Corp.	13	1,208
American Electric Power Co., Inc.	25	2,478
CenterPoint Energy, Inc.	31	949
CMS Energy Corp.	14	962
Consolidated Edison, Inc.	17	1,577
Constellation Energy Corp.	16	947
Dominion Energy, Inc.	40	3,266
DTE Energy Co.	10	1,310
Duke Energy Corp.	38	4,186
Edison International	19	1,307
Entergy Corp.	10	1,188
Evergy, Inc.	11	746
Eversource Energy	17	1,486
Exelon Corp.	48	2,245
FirstEnergy Corp.	28	1,213
NextEra Energy, Inc.	97	6,889
NRG Energy, Inc.	12	431
Pinnacle West Capital Corp.	6	427
PPL Corp.	37	1,047
Public Service Enterprise Group, Inc.	25	1,741
Sempra Energy	16	2,582
Southern Co.	52	3,816
The AES Corp.	33	674
WEC Energy Group, Inc.	16	1,601
Xcel Energy, Inc.	27	1,978
		46,960
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	11	1,389
Emerson Electric Co.	29	2,615
Generac Holdings, Inc. (a)	3	658
		4,662
Electronics — 1.0%
Agilent Technologies, Inc.	15	1,789
Allegion PLC	4	457
Amphenol Corp.	30	2,145
Fortive Corp.	18	1,035
Garmin Ltd.	7	768
Honeywell International, Inc.	34	6,579
Keysight Technologies, Inc. (a)	9	1,262
Mettler-Toledo International, Inc. (a)	1	1,278
TE Connectivity Ltd.	16	1,997
Trimble, Inc. (a)	12	800
		18,110
Energy-Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	7	1,130

	Shares	Value
Energy-Alternate Sources — 0.1% (Continued)
SolarEdge Technologies, Inc. (a)	3	$751
		1,881
Engineering & Construction — 0.0% (b)
Jacobs Engineering Group, Inc.	6	831

Entertainment — 0.1%
Caesars Entertainment, Inc. (a)	11	729
Live Nation Entertainment, Inc. (a)	7	734
Penn National Gaming, Inc. (a)	8	293
		1,756
Environmental Control — 0.3%
Pentair PLC	8	406
Republic Services, Inc.	10	1,343
Waste Management, Inc.	19	3,124
		4,873
Food — 1.1%
Campbell Soup Co.	10	472
Conagra Brands, Inc.	24	838
General Mills, Inc.	30	2,122
Hormel Foods Corp.	14	733
Kellogg Co.	13	891
Lamb Weston Holdings, Inc.	7	463
McCormick & Co., Inc.	12	1,207
Mondelez International, Inc.	68	4,385
Sysco Corp.	25	2,137
The Hershey Co.	7	1,580
The JM Smucker Co.	5	685
The Kraft Heinz Co.	35	1,492
The Kroger Co.	33	1,781
Tyson Foods, Inc. - Class A	14	1,304
		20,090
Forest Products & Paper — 0.0% (b)
International Paper Co.	19	879

Gas — 0.1%
Atmos Energy Corp.	7	794
NiSource, Inc.	19	553
		1,347
Hand/Machine Tools — 0.1%
Snap-On, Inc.	3	638
Stanley Black & Decker, Inc.	8	961
		1,599
Healthcare-Products — 3.5%
Abbott Laboratories	87	9,874
ABIOMED, Inc. (a)	2	573
Align Technology, Inc. (a)	4	1,160
Baxter International, Inc.	25	1,777
Bio-Techne Corp.	2	759
Boston Scientific Corp. (a)	70	2,948

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 89.7% (Continued)

Healthcare-Products — 3.5% (Continued)
Danaher Corp.	31	$7,785
DENTSPLY SIRONA, Inc.	11	440
Edwards Lifesciences Corp. (a)	31	3,279
Henry Schein, Inc. (a)	7	568
Hologic, Inc. (a)	12	864
IDEXX Laboratories, Inc. (a)	4	1,722
Intuitive Surgical, Inc. (a)	18	4,307
Medtronic PLC	66	6,888
PerkinElmer, Inc.	6	880
ResMed, Inc.	7	1,400
STERIS PLC	5	1,120
Stryker Corp.	17	4,101
Teleflex, Inc.	2	571
The Cooper Cos., Inc.	2	722
Thermo Fisher Scientific, Inc.	19	10,505
Waters Corp. (a)	3	909
West Pharmaceutical Services, Inc.	4	1,260
Zimmer Biomet Holdings, Inc.	10	1,208
		65,620
Healthcare-Services — 2.4%
Anthem, Inc.	12	6,023
Catalent, Inc. (a)	9	815
Centene Corp. (a)	29	2,336
Charles River Laboratories International, Inc. (a)	2	483
DaVita, Inc. (a)	3	325
HCA Healthcare, Inc.	12	2,575
Humana, Inc.	6	2,667
IQVIA Holdings, Inc. (a)	9	1,962
Laboratory Corp. of American Holdings (a)	5	1,202
Molina Healthcare, Inc. (a)	3	940
Quest Diagnostics, Inc.	6	803
UnitedHealth Group, Inc.	46	23,393
Universal Health Services, Inc. - Class B	4	490
		44,014
Home Builders — 0.1%
DR Horton, Inc.	16	1,114
Lennar Corp. - Class A	13	994
PulteGroup, Inc.	12	501
		2,609
Home Furnishings — 0.0% (b)
Whirlpool Corp.	3	545

	Shares	Value
Household Products/Wares — 0.3%
Avery Dennison Corp.	4	$722
Church & Dwight Co., Inc.	12	1,171
Kimberly-Clark Corp.	17	2,360
The Clorox Co.	6	861
		5,114
Housewares — 0.0% (b)
Newell Brands, Inc.	19	440

Insurance — 3.5%
Aflac, Inc.	30	1,718
American International Group, Inc.	41	2,399
Aon PLC	11	3,168
Arthur J Gallagher & Co.	10	1,685
Assurant, Inc.	3	546
Berkshire Hathaway, Inc. - Class B (a)	90	29,055
Brown & Brown, Inc.	12	744
Chubb Ltd.	21	4,335
Cincinnati Financial Corp.	7	859
Everest Re Group Ltd.	2	549
Globe Life, Inc.	5	490
Lincoln National Corp.	8	481
Loews Corp.	10	628
Marsh & McLennan Cos., Inc.	25	4,042
MetLife, Inc.	35	2,299
Principal Financial Group, Inc.	12	818
Prudential Financial, Inc.	19	2,062
The Allstate Corp.	14	1,772
The Hartford Financial Services Group, Inc.	17	1,189
The Progressive Corp.	29	3,113
The Travelers Cos., Inc.	12	2,053
W R Berkley Corp.	10	665
Willis Towers Watson PLC	6	1,289
		65,959
Internet — 8.7%
Alphabet, Inc. - Class A (a)	15	34,233
Alphabet, Inc. - Class C (a)	14	32,191
Amazon.com, Inc. (a)	22	54,684
Booking Holdings, Inc. (a)	2	4,421
CDW Corp.	7	1,142
eBay, Inc.	31	1,609
Etsy, Inc. (a)	6	559
Expedia Group, Inc. (a)	7	1,223
F5, Inc. (a)	3	502
Match Group, Inc. (a)	14	1,108
Meta Platforms, Inc. - Class A (a)	114	22,854
Netflix, Inc. (a)	22	4,188
NortonLifeLock, Inc.	29	726

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 89.7% (Continued)

Internet — 8.7% (Continued)
Twitter, Inc. (a)	39	$1,912
VeriSign, Inc. (a)	5	893
		162,245
Iron/Steel — 0.1%
Nucor Corp.	13	2,012

Leisure Time — 0.1%
Carnival Corp. (a)	40	692
Norwegian Cruise Line Holdings Ltd. (a)	21	421
Royal Caribbean Cruises Ltd. (a)	11	855
		1,968
Lodging — 0.3%
Hilton Worldwide Holdings, Inc. (a)	14	2,174
Las Vegas Sands Corp. (a)	17	602
Marriott International, Inc. (a)	13	2,308
MGM Resorts International	19	780
Wynn Resorts Ltd. (a)	5	352
		6,216
Machinery-Construction & Mining — 0.3%
Caterpillar, Inc.	27	5,685

Machinery-Diversified — 0.7%
Deere & Co.	14	5,286
Dover Corp.	7	933
IDEX Corp.	4	759
Ingersoll Rand, Inc.	20	879
Nordson Corp.	3	647
Otis Worldwide Corp.	21	1,530
Rockwell Automation, Inc.	6	1,516
Westinghouse Air Brake Technologies Corp.	9	809
Xylem, Inc.	9	725
		13,084
Media — 1.4%
Charter Communications, Inc. - Class A (a)	6	2,571
Comcast Corp. - Class A	223	8,867
DISH Network Corp. - Class A (a)	12	342
FactSet Research Systems, Inc.	2	807
Fox Corp. - Class A	16	573
Fox Corp. - Class B	7	233
News Corp.	6	119
News Corp. - Class A	19	377
Paramount Global - Class B	30	874
Walt Disney Co. (a)	90	10,047
Warner Bros Discovery, Inc. (a)	108	1,960
		26,770

	Shares	Value
Mining — 0.3%
Freeport-McMoRan, Inc.	72	$2,920
Newmont Goldcorp Corp.	39	2,841
		5,761
Miscellaneous Manufacturing — 1.0%
3M Co.	28	4,038
A O Smith Corp.	6	351
Eaton Corp. PLC -	20	2,900
General Electric Co.	54	4,026
Illinois Tool Works, Inc.	14	2,759
Parker-Hannifin Corp.	6	1,625
Textron, Inc.	11	762
Trane Technologies PLC	12	1,679
		18,140
Office/Business Equipment — 0.1%
Zebra Technologies Corp. (a)	3	1,109

Oil & Gas — 3.3%
APA Corp.	18	737
Chevron Corp.	95	14,884
ConocoPhillips	64	6,113
Coterra Energy, Inc.	40	1,152
Devon Energy Corp.	31	1,803
Diamondback Energy, Inc.	8	1,010
EOG Resources, Inc.	29	3,386
Exxon Mobil Corp.	209	17,817
Hess Corp.	14	1,443
Marathon Oil Corp.	38	947
Marathon Petroleum Corp.	29	2,530
Occidental Petroleum Corp.	44	2,424
Phillips 66	23	1,995
Pioneer Natural Resources Co.	11	2,557
Valero Energy Corp.	20	2,230
		61,028
Oil & Gas Services — 0.3%
Baker Hughes Co.	45	1,396
Halliburton Co.	44	1,567
Schlumberger Ltd.	69	2,692
		5,655
Packaging & Containers — 0.2%
Amcor PLC	75	889
Ball Corp.	16	1,299
Packaging Corp. of America	5	806
Sealed Air Corp.	7	449
Westrock Co.	13	644
		4,087
Pharmaceuticals — 5.6%
AbbVie, Inc.	87	12,778
AmerisourceBergen Corp.	7	1,059

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 89.7% (Continued)

Pharmaceuticals — 5.6% (Continued)
Becton Dickinson and Co.	14	$3,461
Bristol-Myers Squibb Co.	108	8,129
Cardinal Health, Inc.	14	813
Cigna Corp.	16	3,949
CVS Health Corp.	65	6,248
DexCom, Inc. (a)	5	2,043
Eli Lilly & Co.	39	11,393
Johnson & Johnson	130	23,460
McKesson Corp.	7	2,167
Merck & Co., Inc.	125	11,086
Organon & Co.	13	420
Pfizer, Inc.	277	13,592
Viatris, Inc.	60	620
Zoetis, Inc.	23	4,077
		105,295
Pipelines — 0.3%
Kinder Morgan, Inc.	96	1,743
ONEOK, Inc.	22	1,393
The Williams Cos., Inc.	60	2,057
		5,193
Real Estate — 0.1%
CBRE Group, Inc. (a)	17	1,412

Retail — 4.8%
Advance Auto Parts, Inc.	3	599
AutoZone, Inc. (a)	1	1,955
Bath & Body Works, Inc. (a)	13	688
Best Buy Co., Inc.	11	989
CarMax, Inc. (a)	8	686
Chipotle Mexican Grill, Inc. (a)	1	1,456
Costco Wholesale Corp.	22	11,698
Darden Restaurants, Inc.	6	790
Dollar General Corp.	11	2,613
Dollar Tree, Inc. (a)	11	1,787
Domino’s Pizza, Inc.	2	676
Genuine Parts Co.	7	910
Lowe’s Cos., Inc.	33	6,525
McDonald’s Corp.	37	9,219
O’Reilly Automotive, Inc. (a)	3	1,820
Ross Stores, Inc.	17	1,696
Starbucks Corp.	57	4,254
Target Corp.	24	5,488
The Home Depot, Inc.	52	15,621
The TJX Cos., Inc.	59	3,616
Tractor Supply Co.	6	1,209
Ulta Beauty, Inc. (a)	3	1,190

	Shares	Value
Retail — 4.8% (Continued)
Walgreens Boots Alliance, Inc.	35	$1,484
Walmart, Inc.	70	10,709
Yum! Brands, Inc.	14	1,638
		89,316
Semiconductors — 4.9%
Advanced Micro Devices, Inc. (a)	81	6,927
Analog Devices, Inc.	26	4,014
Applied Materials, Inc.	44	4,855
Broadcom, Inc.	20	11,088
Intel Corp.	201	8,762
IPG Photonics Corp. (a)	2	189
KLA Corp.	7	2,235
Lam Research Corp.	7	3,260
Microchip Technology, Inc.	27	1,760
Micron Technology, Inc.	55	3,750
Monolithic Power Systems, Inc.	2	784
NVIDIA Corp.	123	22,813
NXP Semiconductors NV	13	2,222
Qorvo, Inc. (a)	5	569
QUALCOMM, Inc.	56	7,823
Skyworks Solutions, Inc.	8	906
Teradyne, Inc.	8	844
Texas Instruments, Inc.	46	7,832
		90,633
Shipbuilding — 0.0% (b)
Huntington Ingalls Industries, Inc.	2	425

Software — 9.0%
Activision Blizzard, Inc.	38	2,873
Adobe, Inc. (a)	23	9,107
Akamai Technologies, Inc. (a)	8	898
ANSYS, Inc. (a)	4	1,103
Autodesk, Inc. (a)	11	2,082
Broadridge Financial Solutions, Inc.	6	865
Cadence Design System, Inc. (a)	14	2,112
Ceridian HCM Holding, Inc. (a)	7	393
Cerner Corp.	15	1,405
Citrix Systems, Inc.	6	601
Electronic Arts, Inc.	14	1,653
Fidelity National Information Services, Inc.	30	2,974
Fiserv, Inc. (a)	29	2,840
Intuit, Inc.	14	5,862
Jack Henry & Associates, Inc.	4	758
Microsoft Corp.	370	102,682
MSCI, Inc.	4	1,685
Oracle Corp.	78	5,725

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 89.7% (Continued)

Software — 9.0% (Continued)
Paychex, Inc.	16	$2,028
Paycom Software, Inc. (a)	2	563
PTC, Inc. (a)	5	571
Roper Technologies, Inc.	5	2,350
salesforce.com, Inc. (a)	49	8,621
ServiceNow, Inc. (a)	10	4,781
Synopsys, Inc. (a)	8	2,294
Take-Two Interactive Software, Inc. (a)	6	717
Tyler Technologies, Inc. (a)	2	789
		168,332
Telecommunications — 1.9%
Arista Networks, Inc. (a)	11	1,271
AT&T, Inc.	352	6,639
Cisco Systems, Inc.	208	10,188
Corning, Inc.	37	1,302
Juniper Networks, Inc.	16	504
Lumen Technologies, Inc.	45	453
Motorola Solutions, Inc.	8	1,710
T-Mobile US, Inc. (a)	29	3,571
Verizon Communications, Inc.	207	9,584
		35,222
Toys/Games/Hobbies — 0.0% (b)
Hasbro, Inc.	6	528

Transportation — 1.4%
CH Robinson Worldwide, Inc.	6	637
CSX Corp.	109	3,743
Expeditors International of Washington, Inc.	8	792
FedEx Corp.	12	2,385
JB Hunt Trasport Services, Inc.	4	683
Norfolk Southern Corp.	12	3,095
Old Dominion Freight Line, Inc.	5	1,401
Union Pacific Corp.	31	7,263
United Parcel Service, Inc. - Class B	36	6,479
		26,478
Water — 0.1%
American Water Works Co., Inc.	9	1,387

TOTAL COMMON STOCKS (Cost $1,863,516)		1,673,621

REAL ESTATE INVESTMENT TRUSTS — 2.6%
Alexandria Real Estate Equities, Inc.	7	1,275
American Tower Corp.	22	5,303
AvalonBay Communities, Inc.	7	1,592

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 2.6% (Continued)
Boston Properties, Inc.	7	$823
Camden Property Trust	5	785
Crown Castle International Corp.	21	3,889
Digital Realty Trust, Inc.	14	2,046
Duke Realty Corp.	19	1,040
Equinix, Inc.	4	2,876
Equity Residential	17	1,386
Essex Property Trust, Inc.	3	988
Extra Space Storage, Inc.	7	1,330
Federal Realty Investment Trust	3	351
Healthpeak Properties, Inc.	27	886
Host Hotels & Resorts, Inc.	35	712
Iron Mountain, Inc.	14	752
Kimco Realty Corp.	30	760
Mid-America Apartment Communities, Inc.	6	1,180
Prologis, Inc.	36	5,770
Public Storage	8	2,972
Realty Income Corp.	28	1,942
Regency Centers Corp.	8	551
SBA Communications Corp.	5	1,736
Simon Property Group, Inc.	16	1,888
UDR, Inc.	15	798
Ventas, Inc.	20	1,111
Vornado Realty Trust	8	310
Welltower, Inc.	21	1,907
Weyerhaeuser Co.	37	1,525
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $49,632)		48,484

	Principal Amount
SHORT-TERM INVESTMENTS — 2.5%

Money Market Deposit Accounts — 2.5%
U.S. Bank Money Market Deposit Account, 0.130% (c)	$46,365	46,365
TOTAL SHORT-TERM INVESTMENTS (Cost $46,365)		46,365

Total Investments (Cost $1,959,513) — 94.8%		1,768,470
Other Assets in Excess of Liabilities — 5.2%		96,172
TOTAL NET ASSETS — 100.0%		$1,864,642

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Less than 0.05%.

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

(c)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF

SCHEDULE OF OPEN FUTURES CONTRACTS
April 30, 2022

Number of Contracts	Long/Short	Description	Expiration Date	Notional Value	Value & Unrealized Appreciation (Depreciation)
4	Long	S&P 500 Annual Dividend Futures Index (a)	12/16/2022	$64,200	$1,536
4	Long	S&P 500 Annual Dividend Futures Index (a)	12/15/2023	62,700	(2,089)
4	Long	S&P 500 Annual Dividend Futures Index (a)	12/20/2024	62,050	(4,814)
					$(5,367)

(a)	Exchange traded.

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022

	Shares	Value
COMMON STOCKS — 85.4%

Advertising — 0.1%
Omnicom Group, Inc.	291	$22,154
The Interpublic Group of Cos., Inc.	544	17,745
		39,899
Aerospace/Defense — 1.4%
General Dynamics Corp.	316	74,744
Howmet Aerospace, Inc.	527	17,981
L3Harris Technologies, Inc.	273	63,407
Lockheed Martin Corp.	336	145,192
Northrop Grumman Corp.	200	87,880
Raytheon Technologies Corp.	2,070	196,464
Teledyne Technologies, Inc. (a)	64	27,619
The Boeing Co. (a)	761	113,267
TransDigm Group, Inc. (a)	71	42,232
		768,786
Agriculture — 0.8%
Altria Group, Inc.	2,531	140,648
Archer-Daniels-Midland Co.	775	69,409
Philip Morris International, Inc.	2,150	215,000
		425,057
Airlines — 0.2%
Alaska Air Group, Inc. (a)	175	9,518
American Airlines Group, Inc. (a)	897	16,837
Delta Air Lines, Inc. (a)	888	38,211
Southwest Airlines Co. (a)	823	38,450
United Airlines Holdings, Inc. (a)	450	22,725
		125,741
Apparel — 0.5%
NIKE, Inc. - Class B	1,771	220,844
PVH Corp.	97	7,060
Ralph Lauren Corp. - Class A	63	6,573
Tapestry, Inc.	364	11,983
Under Armour, Inc. - Class A (a)	258	3,963
Under Armour, Inc. - Class C (a)	298	4,228
VF Corp.	449	23,348
		277,999
Auto Manufacturers — 2.3%
Cummins, Inc.	194	36,703
Ford Motor Co.	5,466	77,398
General Motors Co. (a)	2,015	76,389
PACCAR, Inc.	480	39,864
Tesla Motors, Inc. (a)	1,164	1,013,565
		1,243,919
Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	372	39,581
BorgWarner, Inc.	333	12,264
		51,845

	Shares	Value
Banks — 4.0%
Bank of America Corp.	9,871	$352,197
Citigroup, Inc.	2,757	132,915
Citizens Financial Group, Inc.	591	23,285
Comerica, Inc.	181	14,824
Fifth Third Bancorp	948	35,578
First Republic Bank	247	36,857
Huntington Bancshares, Inc.	1,997	26,261
JPMorgan Chase & Co.	4,105	489,973
KeyCorp.	1,290	24,910
M&T Bank Corp.	178	29,662
Morgan Stanley	1,964	158,279
Northern Trust Corp.	286	29,472
Regions Financial Corp.	1,306	27,060
Signature Bank	83	20,107
State Street Corp.	508	34,021
SVB Financial Group (a)	78	38,036
The Bank of New York Mellon Corp.	1,023	43,027
The Goldman Sachs Group, Inc.	471	143,886
The PNC Financial Services Group, Inc.	584	97,002
Truist Financial Corp.	1,849	89,399
US Bancorp	1,876	91,099
Wells Fargo & Co.	5,395	235,384
Zions Bancorp	211	11,924
		2,185,158
Beverages — 1.5%
Brown-Forman Corp. - Class B	251	16,927
Constellation Brands, Inc. - Class A	226	55,616
Molson Coors Brewing Co. - Class B	258	13,968
Monster Beverage Corp. (a)	523	44,811
PepsiCo, Inc.	1,924	330,370
The Coca-Cola Co.	5,403	349,088
		810,780
Biotechnology — 1.3%
Amgen, Inc.	779	181,655
Biogen, Inc. (a)	200	41,488
Bio-Rad Laboratories, Inc. - Class A (a)	31	15,874
Corteva, Inc.	1,008	58,151
Gilead Sciences, Inc.	1,745	103,548
Illumina, Inc. (a)	217	64,373
Incyte Corp. (a)	257	19,265
Moderna, Inc. (a)	487	65,458
Regeneron Pharmaceuticals, Inc. (a)	149	98,207
Vertex Pharmaceuticals, Inc. (a)	353	96,447
		744,466

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 85.4% (Continued)

Building Materials — 0.4%
Carrier Global Corp.	1,186	$45,388
Fortune Brands Home & Security, Inc.	187	13,324
Johnson Controls International PLC	976	58,433
Martin Marietta Materials, Inc.	82	29,046
Masco Corp.	333	17,546
Mohawk Industries, Inc. (a)	74	10,438
Vulcan Materials Co.	183	31,529
		205,704
Chemicals — 1.5%
Air Products & Chemicals, Inc.	306	71,625
Albemarle Corp.	162	31,238
Celanese Corp. - Class A	151	22,188
CF Industries Holdings, Inc.	297	28,758
Dow, Inc.	1,018	67,697
DuPont de Nemours, Inc.	711	46,876
Eastman Chemical Co.	179	18,378
Ecolab, Inc.	344	58,253
FMC Corp.	176	23,327
International Flavors & Fragrances, Inc.	353	42,819
Linde PLC	711	221,804
LyondellBasell Industries NV - Class A	363	38,489
Mosaic Co.	514	32,084
PPG Industries, Inc.	330	42,237
The Sherwin-Williams Co.	335	92,112
		837,885
Commercial Services — 1.6%
Automatic Data Processing, Inc.	584	127,417
Cintas Corp.	122	48,466
Equifax, Inc.	167	33,988
FleetCor Technologies, Inc. (a)	110	27,447
Gartner, Inc. (a)	112	32,542
Global Payments, Inc.	395	54,107
MarketAxess Holdings, Inc.	51	13,444
Moody’s Corp.	223	70,575
Nielsen Holdings PLC	494	13,244
PayPal Holdings, Inc. (a)	1,613	141,831
Quanta Services, Inc.	195	22,616
Robert Half International, Inc.	153	15,041
Rollins, Inc.	311	10,431
S&P Global, Inc.	489	184,109
United Rentals, Inc. (a)	100	31,652
Verisk Analytics, Inc.	223	45,503
		872,413

	Shares	Value
Computers — 7.5%
Accenture PLC - Class A	878	$263,716
Apple, Inc.	21,534	3,394,835
Cognizant Technology Solutions Corp. - Class A	726	58,733
DXC Technology Co. (a)	338	9,701
EPAM Systems, Inc. (a)	76	20,139
Fortinet, Inc. (a)	187	54,045
Hewlett Packard Enterprise Co.	1,791	27,599
HP, Inc.	1,498	54,872
International Business Machines Corp.	1,244	164,469
Leidos Holdings, Inc.	192	19,874
NetApp, Inc.	306	22,415
Seagate Technology Holdings PLC	279	22,889
Western Digital Corp. (a)	431	22,873
		4,136,160
Cosmetics/Personal Care — 1.3%
Colgate-Palmolive Co.	1,171	90,226
The Estee Lauder Cos., Inc.	318	83,971
The Procter & Gamble Co.	3,326	533,989
		708,186
Distribution/Wholesale — 0.3%
Copart, Inc. (a)	296	33,640
Fastenal Co.	800	44,248
LKQ Corp.	369	18,313
Pool Corp.	53	21,477
W.W. Grainger, Inc.	60	30,002
		147,680
Diversified Financial Services — 3.3%
American Express Co.	849	148,329
Ameriprise Financial, Inc.	154	40,885
BlackRock, Inc.	195	121,813
Capital One Financial Corp.	574	71,532
Cboe Global Markets, Inc.	149	16,834
CME Group, Inc.	495	108,573
Discover Financial Services	399	44,871
Franklin Resources, Inc.	391	9,615
Intercontinental Exchange, Inc.	778	90,100
Invesco Ltd.	473	8,694
MasterCard, Inc. - Class A	1,195	434,239
Nasdaq, Inc.	162	25,494
Raymond James Financial, Inc.	256	24,950
Synchrony Financial	721	26,540
T Rowe Price Group, Inc.	315	38,758
The Charles Schwab Corp.	2,083	138,165
Visa, Inc. - Class A	2,301	490,412
		1,839,804

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 85.4% (Continued)

Electric — 2.4%
Alliant Energy Corp.	348	$20,466
Ameren Corp.	357	33,165
American Electric Power Co., Inc.	700	69,377
CenterPoint Energy, Inc.	875	26,784
CMS Energy Corp.	401	27,545
Consolidated Edison, Inc.	488	45,257
Constellation Energy Corp.	453	26,822
Dominion Energy, Inc.	1,124	91,763
DTE Energy Co.	270	35,381
Duke Energy Corp.	1,067	117,541
Edison International	528	36,321
Entergy Corp.	278	33,040
Evergy, Inc.	315	21,373
Eversource Energy	476	41,602
Exelon Corp.	1,359	63,574
FirstEnergy Corp.	788	34,128
NextEra Energy, Inc.	2,721	193,246
NRG Energy, Inc.	339	12,170
Pinnacle West Capital Corp.	157	11,178
PPL Corp.	1,045	29,584
Public Service Enterprise Group, Inc.	703	48,971
Sempra Energy	445	71,805
Southern Co.	1,471	107,957
The AES Corp.	928	18,950
WEC Energy Group, Inc.	434	43,422
Xcel Energy, Inc.	747	54,725
		1,316,147
Electrical Components & Equipment — 0.2%
AMETEK, Inc.	317	40,024
Emerson Electric Co.	825	74,398
Generac Holdings, Inc. (a)	83	18,209
		132,631
Electronics — 0.9%
Agilent Technologies, Inc.	416	49,616
Allegion PLC	123	14,052
Amphenol Corp. - Class A	830	59,345
Fortive Corp.	494	28,405
Garmin Ltd.	212	23,265
Honeywell International, Inc.	950	183,834
Keysight Technologies, Inc. (a)	251	35,208
Mettler-Toledo International, Inc. (a)	33	42,158
TE Connectivity Ltd.	452	56,401
Trimble, Inc. (a)	349	23,278
		515,562
Energy-Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	185	29,859

	Shares	Value
Energy-Alternate Sources — 0.1% (Continued)
SolarEdge Technologies, Inc. (a)	71	$17,779
		47,638
Engineering & Construction — 0.0% (b)
Jacobs Engineering Group, Inc.	179	24,800

Entertainment — 0.1%
Caesars Entertainment, Inc. (a)	296	19,619
Live Nation Entertainment, Inc. (a)	186	19,508
Penn National Gaming, Inc. (a)	228	8,338
		47,465
Environmental Control — 0.2%
Pentair PLC	228	11,571
Republic Services, Inc.	291	39,073
Waste Management, Inc.	534	87,811
		138,455
Food — 1.0%
Campbell Soup Co.	280	13,222
Conagra Brands, Inc.	663	23,159
General Mills, Inc.	835	59,060
Hormel Foods Corp.	392	20,537
Kellogg Co.	355	24,318
Lamb Weston Holdings, Inc.	198	13,088
McCormick & Co., Inc.	348	34,998
Mondelez International, Inc. - Class A	1,930	124,446
Sysco Corp.	705	60,263
The Hershey Co.	198	44,702
The JM Smucker Co.	151	20,676
The Kraft Heinz Co.	988	42,118
The Kroger Co.	931	50,237
Tyson Foods, Inc. - Class A	407	37,916
		568,740
Forest Products & Paper — 0.0% (b)
International Paper Co.	536	24,806

Gas — 0.1%
Atmos Energy Corp.	186	21,093
NiSource, Inc.	543	15,812
		36,905
Hand/Machine Tools — 0.1%
Snap-On, Inc.	72	15,299
Stanley Black & Decker, Inc.	225	27,034
		42,333
Healthcare-Products — 3.4%
Abbott Laboratories	2,457	278,869
ABIOMED, Inc. (a)	63	18,055
Align Technology, Inc. (a)	101	29,281
Baxter International, Inc.	697	49,529
Bio-Techne Corp.	52	19,744

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 85.4% (Continued)

Healthcare-Products — 3.4% (Continued)
Boston Scientific Corp. (a)	1,982	$83,462
Danaher Corp.	883	221,748
DENTSPLY SIRONA, Inc.	302	12,077
Edwards Lifesciences Corp. (a)	866	91,605
Henry Schein, Inc. (a)	190	15,409
Hologic, Inc. (a)	348	25,052
IDEXX Laboratories, Inc. (a)	118	50,797
Intuitive Surgical, Inc. (a)	493	117,975
Medtronic PLC	1,869	195,049
PerkinElmer, Inc.	175	25,657
ResMed, Inc.	199	39,794
STERIS PLC	136	30,471
Stryker Corp.	467	112,668
Teleflex, Inc.	64	18,280
The Cooper Cos., Inc.	67	24,190
Thermo Fisher Scientific, Inc.	544	300,788
Waters Corp. (a)	81	24,545
West Pharmaceutical Services, Inc.	102	32,136
Zimmer Biomet Holdings, Inc.	291	35,138
		1,852,319
Healthcare-Services — 2.3%
Anthem, Inc.	336	168,648
Catalent, Inc. (a)	247	22,368
Centene Corp. (a)	812	65,407
Charles River Laboratories International, Inc. (a)	68	16,423
DaVita, Inc. (a)	81	8,778
HCA Healthcare, Inc.	333	71,445
Humana, Inc.	178	79,132
IQVIA Holdings, Inc. (a)	261	56,895
Laboratory Corp. of American Holdings (a)	127	30,516
Molina Healthcare, Inc. (a)	78	24,449
Quest Diagnostics, Inc.	164	21,950
UnitedHealth Group, Inc.	1,306	664,166
Universal Health Services, Inc. - Class B	101	12,375
		1,242,552
Home Builders — 0.2%
DR Horton, Inc.	448	31,176
Lennar Corp. - Class A	361	27,613
NVR, Inc. (a)	4	17,505
PulteGroup, Inc.	343	14,324
		90,618
Home Furnishings — 0.0% (b)
Whirlpool Corp.	78	14,159

	Shares	Value
Household Products/Wares — 0.3%
Avery Dennison Corp.	112	$20,227
Church & Dwight Co., Inc.	336	32,780
Kimberly-Clark Corp.	468	64,973
The Clorox Co.	169	24,246
		142,226
Housewares — 0.0% (b)
Newell Brands, Inc.	526	12,177

Insurance — 3.4%
Aflac, Inc.	832	47,657
American International Group, Inc.	1,153	67,462
Aon PLC	298	85,821
Arthur J Gallagher & Co.	290	48,862
Assurant, Inc.	76	13,823
Berkshire Hathaway, Inc. - Class B (a)	2,541	820,311
Brown & Brown, Inc.	327	20,267
Chubb Ltd.	597	123,251
Cincinnati Financial Corp.	209	25,636
Everest Re Group Ltd.	52	14,285
Globe Life, Inc.	127	12,456
Lincoln National Corp.	232	13,955
Loews Corp.	273	17,155
Marsh & McLennan Cos., Inc.	702	113,513
MetLife, Inc.	975	64,038
Principal Financial Group, Inc.	337	22,963
Prudential Financial, Inc.	526	57,076
The Allstate Corp.	390	49,351
The Hartford Financial Services Group, Inc.	466	32,587
The Progressive Corp.	813	87,284
The Travelers Cos., Inc.	335	57,305
W R Berkley Corp.	291	19,349
Willis Towers Watson PLC	168	36,097
		1,850,504
Internet — 8.2%
Alphabet, Inc. - Class A (a)	417	951,673
Alphabet, Inc. - Class C (a)	387	889,841
Amazon.com, Inc. (a)	605	1,503,806
Booking Holdings, Inc. (a)	54	119,357
CDW Corp.	187	30,515
eBay, Inc.	871	45,222
Etsy, Inc. (a)	176	16,401
Expedia Group, Inc. (a)	210	36,698
F5, Inc. (a)	80	13,393
Match Group, Inc. (a)	393	31,106
Meta Platforms, Inc. - Class A (a)	3,204	642,306
Netflix, Inc. (a)	612	116,500
NortonLifeLock, Inc.	807	20,207

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 85.4% (Continued)

Internet — 8.2% (Continued)
Twitter, Inc. (a)	1,111	$54,461
VeriSign, Inc. (a)	132	23,587
		4,495,073
Iron/Steel — 0.1%
Nucor Corp.	374	57,888

Leisure Time — 0.1%
Carnival Corp. (a)	1,122	19,411
Norwegian Cruise Line Holdings Ltd. (a)	580	11,617
Royal Caribbean Cruises Ltd. (a)	309	24,019
		55,047
Lodging — 0.3%
Hilton Worldwide Holdings, Inc. (a)	388	60,252
Las Vegas Sands Corp. (a)	476	16,865
Marriott International, Inc. - Class A (a)	376	66,748
MGM Resorts International	524	21,505
Wynn Resorts Ltd. (a)	142	10,008
		175,378
Machinery-Construction & Mining — 0.3%
Caterpillar, Inc.	750	157,905

Machinery-Diversified — 0.6%
Deere & Co.	390	147,245
Dover Corp.	196	26,127
IDEX Corp.	104	19,741
Ingersoll Rand, Inc.	566	24,881
Nordson Corp.	73	15,745
Otis Worldwide Corp.	590	42,976
Rockwell Automation, Inc.	161	40,680
Westinghouse Air Brake Technologies Corp.	256	23,017
Xylem, Inc.	248	19,964
		360,376
Media — 1.4%
Charter Communications, Inc. - Class A (a)	164	70,272
Comcast Corp. - Class A	6,280	249,693
DISH Network Corp. - Class A (a)	348	9,921
FactSet Research Systems, Inc.	50	20,174
Fox Corp. - Class A	434	15,555
Fox Corp. - Class B	198	6,582
News Corp. - Class A	541	10,744
News Corp. - Class B	166	3,305
Paramount Global - Class B	839	24,432
Walt Disney Co. (a)	2,528	282,201
Warner Bros Discovery, Inc. (a)	3,053	55,412
		748,291

	Shares	Value
Mining — 0.3%
Freeport-McMoRan, Inc.	2,041	$82,762
Newmont Goldcorp Corp.	1,109	80,791
		163,553
Miscellaneous Manufacturing — 0.9%
3M Co.	789	113,790
A O Smith Corp.	182	10,634
Eaton Corp. PLC	550	79,761
General Electric Co.	1,527	113,838
Illinois Tool Works, Inc.	396	78,055
Parker-Hannifin Corp.	178	48,206
Textron, Inc.	304	21,052
Trane Technologies PLC	320	44,765
		510,101
Office/Business Equipment — 0.0% (b)
Zebra Technologies Corp. - Class A (a)	71	26,246

Oil & Gas — 3.1%
APA Corp.	505	20,670
Chevron Corp.	2,675	419,092
ConocoPhillips	1,810	172,891
Coterra Energy, Inc.	1,128	32,475
Devon Energy Corp.	875	50,899
Diamondback Energy, Inc.	236	29,790
EOG Resources, Inc.	814	95,043
Exxon Mobil Corp.	5,882	501,440
Hess Corp.	378	38,960
Marathon Oil Corp.	1,078	26,864
Marathon Petroleum Corp.	804	70,157
Occidental Petroleum Corp.	1,232	67,871
Phillips 66	649	56,307
Pioneer Natural Resources Co.	312	72,531
Valero Energy Corp.	568	63,321
		1,718,311
Oil & Gas Services — 0.3%
Baker Hughes Co.	1,254	38,899
Halliburton Co.	1,246	44,383
Schlumberger Ltd.	1,947	75,952
		159,234
Packaging & Containers — 0.2%
Amcor PLC	2,104	24,954
Ball Corp.	450	36,522
Packaging Corp. of America	130	20,952
Sealed Air Corp.	201	12,906
Westrock Co.	364	18,029
		113,363
Pharmaceuticals — 5.4%
AbbVie, Inc.	2,457	360,884
AmerisourceBergen Corp.	210	31,771

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 85.4% (Continued)

Pharmaceuticals — 5.4% (Continued)
Becton Dickinson and Co.	395	$97,640
Bristol-Myers Squibb Co.	3,025	227,692
Cardinal Health, Inc.	386	22,407
Cigna Corp.	449	110,804
CVS Health Corp.	1,822	175,149
DexCom, Inc. (a)	132	53,933
Eli Lilly & Co.	1,105	322,804
Johnson & Johnson	3,657	659,942
McKesson Corp.	209	64,708
Merck & Co., Inc.	3,504	310,770
Organon & Co.	352	11,380
Pfizer, Inc.	7,795	382,501
Viatris, Inc.	1,674	17,292
Zoetis, Inc.	655	116,099
		2,965,776
Pipelines — 0.3%
Kinder Morgan, Inc.	2,707	49,132
ONEOK, Inc.	614	38,885
The Williams Cos., Inc.	1,690	57,950
		145,967
Real Estate — 0.1%
CBRE Group, Inc. - Class A (a)	466	38,697

Retail — 4.6%
Advance Auto Parts, Inc.	82	16,370
AutoZone, Inc. (a)	24	46,931
Bath & Body Works, Inc. (a)	357	18,882
Best Buy Co., Inc.	300	26,979
CarMax, Inc. (a)	223	19,129
Chipotle Mexican Grill, Inc. (a)	39	56,769
Costco Wholesale Corp.	611	324,881
Darden Restaurants, Inc.	177	23,316
Dollar General Corp.	317	75,297
Dollar Tree, Inc. (a)	310	50,360
Domino’s Pizza, Inc.	49	16,562
Genuine Parts Co.	194	25,230
Lowe’s Cos., Inc.	936	185,075
McDonald’s Corp.	1,038	258,628
O’Reilly Automotive, Inc. (a)	94	57,016
Ross Stores, Inc.	488	48,688
Starbucks Corp.	1,596	119,126
Target Corp.	662	151,366
The Home Depot, Inc.	1,453	436,481
The TJX Cos., Inc.	1,655	101,418
Tractor Supply Co.	158	31,829
Ulta Beauty, Inc. (a)	73	28,966
Walgreens Boots Alliance, Inc.	996	42,230

	Shares	Value
Retail — 4.6% (Continued)
Walmart, Inc.	1,961	$300,013
Yum! Brands, Inc.	400	46,804
		2,508,346
Semiconductors — 4.6%
Advanced Micro Devices, Inc. (a)	2,267	193,874
Analog Devices, Inc.	726	112,080
Applied Materials, Inc.	1,233	136,062
Broadcom, Inc.	573	317,665
Intel Corp.	5,656	246,545
IPG Photonics Corp. (a)	48	4,535
KLA Corp.	210	67,045
Lam Research Corp.	191	88,960
Microchip Technology, Inc.	771	50,269
Micron Technology, Inc.	1,551	105,763
Monolithic Power Systems, Inc.	60	23,534
NVIDIA Corp.	3,471	643,766
NXP Semiconductors NV	367	62,720
Qorvo, Inc. (a)	152	17,295
QUALCOMM, Inc.	1,568	219,034
Skyworks Solutions, Inc.	226	25,606
Teradyne, Inc.	225	23,728
Texas Instruments, Inc.	1,284	218,601
		2,557,082
Shipbuilding — 0.0% (b)
Huntington Ingalls Industries, Inc.	53	11,275

Software — 8.6%
Activision Blizzard, Inc.	1,078	81,497
Adobe, Inc. (a)	654	258,951
Akamai Technologies, Inc. (a)	224	25,151
ANSYS, Inc. (a)	121	33,358
Autodesk, Inc. (a)	304	57,541
Broadridge Financial Solutions, Inc.	161	23,205
Cadence Design System, Inc. (a)	386	58,228
Ceridian HCM Holding, Inc. (a)	188	10,552
Cerner Corp.	409	38,299
Citrix Systems, Inc.	174	17,417
Electronic Arts, Inc.	391	46,158
Fidelity National Information Services, Inc.	842	83,484
Fiserv, Inc. (a)	825	80,784
Intuit, Inc.	393	164,569
Jack Henry & Associates, Inc.	101	19,148
Microsoft Corp.	10,409	2,888,706
MSCI, Inc.	111	46,759
Oracle Corp.	2,186	160,452
Paychex, Inc.	447	56,648
Paycom Software, Inc. (a)	66	18,577
PTC, Inc. (a)	142	16,218

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

	Shares	Value
COMMON STOCKS — 85.4% (Continued)

Software — 8.6% (Continued)
Roper Technologies, Inc.	142	$66,729
salesforce.com, Inc. (a)	1,365	240,158
ServiceNow, Inc. (a)	277	132,434
Synopsys, Inc. (a)	213	61,086
Take-Two Interactive Software, Inc. (a)	160	19,122
Tyler Technologies, Inc. (a)	54	21,314
		4,726,545
Telecommunications — 1.8%
Arista Networks, Inc. (a)	309	35,711
AT&T, Inc.	9,919	187,073
Cisco Systems, Inc.	5,854	286,729
Corning, Inc.	1,037	36,492
Juniper Networks, Inc.	451	14,216
Lumen Technologies, Inc.	1,282	12,897
Motorola Solutions, Inc.	235	50,217
T-Mobile US, Inc. (a)	816	100,482
Verizon Communications, Inc.	5,831	269,975
		993,792
Toys/Games/Hobbies — 0.0% (b)
Hasbro, Inc.	179	15,763

Transportation — 1.3%
CH Robinson Worldwide, Inc.	180	19,107
CSX Corp.	3,079	105,733
Expeditors International of Washington, Inc.	235	23,282
FedEx Corp.	338	67,174
JB Hunt Trasport Services, Inc.	117	19,989
Norfolk Southern Corp.	333	85,874
Old Dominion Freight Line, Inc.	128	35,855
Union Pacific Corp.	884	207,112
United Parcel Service, Inc. - Class B	1,010	181,780
		745,906
Water — 0.1%
American Water Works Co., Inc.	249	38,366

TOTAL COMMON STOCKS (Cost $51,152,689)		47,009,800

REAL ESTATE INVESTMENT TRUSTS — 2.5%
Alexandria Real Estate Equities, Inc.	198	36,068
American Tower Corp.	632	152,325
AvalonBay Communities, Inc.	191	43,449
Boston Properties, Inc.	194	22,814
Camden Property Trust	145	22,749
Crown Castle International Corp.	598	110,755
Digital Realty Trust, Inc.	394	57,571

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 2.5% (Continued)
Duke Realty Corp.	529	$28,963
Equinix, Inc.	124	89,166
Equity Residential	474	38,631
Essex Property Trust, Inc.	92	30,293
Extra Space Storage, Inc.	184	34,960
Federal Realty Investment Trust	98	11,472
Healthpeak Properties, Inc.	748	24,542
Host Hotels & Resorts, Inc.	993	20,207
Iron Mountain, Inc.	400	21,492
Kimco Realty Corp.	857	21,708
Mid-America Apartment Communities, Inc.	160	31,469
Prologis, Inc.	1,023	163,977
Public Storage	212	78,758
Realty Income Corp.	782	54,239
Regency Centers Corp.	214	14,730
SBA Communications Corp.	152	52,761
Simon Property Group, Inc.	455	53,690
UDR, Inc.	415	22,082
Ventas, Inc.	550	30,552
Vornado Realty Trust	220	8,516
Welltower, Inc.	602	54,668
Weyerhaeuser Co.	1,038	42,786
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,390,700)		1,375,393

	Principal Amount
SHORT-TERM INVESTMENTS — 9.6%

Money Market Deposit Accounts — 4.2%
U.S. Bank Money Market Deposit Account, 0.130% (c)	$2,343,261	2,343,261

U.S. Government Notes/Bonds — 2.7%
United States Treasury Note/Bond, 1.500%, 02/29/2024	1,500,000	1,469,531

U.S. Treasury Bills — 2.7%
United States Treasury Bill, 0.00%, 02/23/2023	1,500,000	1,478,619
TOTAL SHORT-TERM INVESTMENTS (Cost $5,309,505)		5,291,411

Total Investments (Cost $57,852,894) — 97.5%		53,676,604
Other Assets in Excess of Liabilities — 2.5%		1,378,833
TOTAL NET ASSETS — 100.0%		$55,055,437

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

SCHEDULE OF INVESTMENTS
April 30, 2022 (Continued)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Less than 0.05%
(c)	The rate shown is as of April 30, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

SCHEDULE OF OPEN FUTURES CONTRACTS
April 30, 2022

Number of Contracts	Long/Short	Description	Expiration Date	Notional Value	Value & Unrealized Appreciation (Depreciation)
169	Long	S&P 500 Annual Dividend Futures Index (a)	12/16/2022	$2,712,450	$34,094
169	Long	S&P 500 Annual Dividend Futures Index (a)	12/15/2023	2,649,075	(95,018)
169	Long	S&P 500 Annual Dividend Futures Index (a)	12/20/2024	2,621,613	(173,869)
					$(234,793)

(a)	Exchange traded.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2022

	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® 100 ETF	Pacer Trendpilot® European Index ETF	Pacer Trendpilot® International ETF
ASSETS
Investments in Securities, at Value* ^	$1,197,886,528	$442,106,354	$791,162,424	$45,576,453	$70,753,929
Foreign Currency at Value*	—	—	—	3	155,748
Interest and Dividends Receivable	1,107,870	5,128	18,234	372,952	262,264
Receivable for Investment Securities Sold	652,447,159	—	—	—	63,300,386
Return of Capital Receivable	—	—	—	—	44
Securities Lending Income Receivable	5,969	—	6,312	—	2,368
Total Assets	1,851,447,526	442,111,482	791,186,970	45,949,408	134,474,739

LIABILITIES
Management Fees Payable	944,144	217,956	371,086	24,543	71,680
Payable to Custodian	—	—	—	48	—
Collateral Received For Securities Loaned (See Note 5)	9,260,305	—	102,000,000	—	3,876,193
Total Liabilities	10,204,449	217,956	102,371,086	24,591	3,947,873

NET ASSETS	$1,841,243,077	$441,893,526	$688,815,884	$45,924,817	$130,526,866

NET ASSETS CONSIST OF:
Paid-in Capital	$2,181,009,972	$527,150,322	$735,950,833	$96,877,525	$155,061,081
Total Distributable Earnings (Accumulated Deficit)	(339,766,895)	(85,256,796)	(47,134,949)	(50,952,708)	(24,534,215)
Net Assets	$1,841,243,077	$441,893,526	$688,815,884	$45,924,817	$130,526,866
* Identified Cost:
Investments in Securities	$1,197,911,782	$442,093,421	$791,180,896	$45,596,009	$70,757,107
Foreign Currencies	—	—	—	—	160,108
^ Includes Loaned Securities with a value of	8,697,806	—	99,945,000	—	3,781,664

Net Asset Value:
Net Assets	$1,841,243,077	$441,893,526	$688,815,884	$45,924,817	$130,526,866
Shares Outstanding (No Par Value)	49,050,000	12,800,000	13,200,000	2,050,000	5,350,000
Net Asset Value, Offering and Redemption Price per Share	$37.54	$34.52	$52.18	$22.40	$24.40

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2022

	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot® Fund of Funds ETF	Pacer Global Cash Cows Dividend ETF	Pacer US Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 ETF
ASSETS
Investments in Unaffiliated Securities, at Value* ^	$1,021,271,069	$144,139	$403,151,748	$5,048,543,626	$1,084,538,823
Investments in Affiliated Securities, at Value*^	—	63,831,438	—	—	—
Foreign Currency at Value*	—	—	12,713	—
Interest and Dividends Receivable	14,577,740	9	1,379,592	3,372,733	190,855
Receivable for Investment Securities Sold	17,090,253	—	—	60,700,215	1,903,140
Securities Lending Income Receivable	44,753	—	13,674	54,265	23,451
Total Assets	1,052,983,815	63,975,586	404,557,727	5,112,670,839	1,086,656,269

LIABILITIES
Management Fees Payable	504,545	8,007	155,176	1,685,933	409,332
Payable to Custodian	—	—	358	—	—
Payable for Investment Securities Purchased	7,495,942	—	—	60,400,861	1,898,305
Payable for Fund Shares Redeemed	11,721,701	—	—	—	—
Collateral Received For Securities Loaned (See Note 5)	83,712,043	—	53,099,720	495,833,899	252,673,651
Total Liabilities	103,434,231	8,007	53,255,254	557,920,693	254,981,288

NET ASSETS	$949,549,584	$63,967,579	$351,302,473	$4,554,750,146	$831,674,981

NET ASSETS CONSIST OF:
Paid-in Capital	$1,140,182,448	$64,491,596	$381,983,547	$4,618,598,237	$942,351,754
Total Distributable Earnings (Accumulated Deficit)	(190,632,864)	(524,017)	(30,681,074)	(63,848,091)	(110,676,773)
Net Assets	$949,549,584	$63,967,579	$351,302,473	$4,554,750,146	$831,674,981
* Identified Cost:
Investments in Unaffiliated Securities	$1,059,694,756	$144,139	$400,224,593	$5,056,604,193	$1,149,039,917
Investments in Affiliated Securities	—	63,755,273	—	—	—
Foreign Currencies	—	—	13,247	—	—
^ Includes Loaned Securities with a value of	81,379,161	—	50,750,327	467,566,033	240,276,535

Net Asset Value:
Net Assets	$949,549,584	$63,967,579	$351,302,473	$4,554,750,146	$831,674,981
Shares Outstanding (No Par Value)	40,700,000	2,300,000	10,700,000	95,000,000	21,850,000
Net Asset Value, Offering and Redemption Price per Share	$23.33	$27.81	$32.83	$47.94	$38.06

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2022

	Pacer Developed Markets International Cash Cows 100 ETF	Pacer US Cash Cows Growth ETF	Pacer Emerging Markets Cash Cows 100 ETF	Pacer Cash Cows Fund of Funds ETF	Pacer WealthShield ETF
ASSETS
Investments in Unaffiliated Securities, at Value* ^	$122,523,501	$11,199,492	$11,417,238	$9,320	$38,829,350
Investments in Affiliated Securities, at Value*^	$—	$—	$—	$8,352,352	$—
Foreign Currency at Value*	7,300	—	119	—	—
Interest and Dividends Receivable	497,121	4,113	81,346	—	23,457
Receivable for Fund Shares Sold	—	—	—	—	1,499,246
Receivable for Investment Securities Sold	283,533	—	—	—	—
Securities Lending Income Receivable	6,462	153	100	—	508
Total Assets	123,317,917	11,203,758	11,498,803	8,361,672	40,352,561

LIABILITIES
Management Fees Payable	60,693	4,688	6,676	1,076	18,016
Other Payable	119	—	—	—	—
Payable for Fund Shares Redeemed	—	—	—	—	1,507,835
Collateral Received For Securities Loaned (See Note 5)	11,911,218	2,339,820	422,385	—	5,654,273
Total Liabilities	11,972,030	2,344,508	429,061	1,076	7,180,124

NET ASSETS	$111,345,887	$8,859,250	$11,069,742	$8,360,596	$33,172,437

NET ASSETS CONSIST OF:
Paid-in Capital	$121,190,287	$11,011,511	$13,005,822	$8,913,731	$56,776,344
Total Distributable Earnings (Accumulated Deficit)	(9,844,400)	(2,152,261)	(1,936,080)	(553,135)	(23,603,907)
Net Assets	$111,345,887	$8,859,250	$11,069,742	$8,360,596	$33,172,437
* Identified Cost:
Investments in Unaffiliated Securities	$126,904,938	$12,845,319	$13,095,495	$9,320	$39,551,160
Investments in Affiliated Securities	—	—	—	8,856,691	—
Foreign Currencies	7,053	—	102	—	—
^ Includes Loaned Securities with a value of	11,365,193	2,218,009	397,136	—	5,368,462

Net Asset Value:
Net Assets	$111,345,887	$8,859,250	$11,069,742	$8,360,596	$33,172,437
Shares Outstanding (No Par Value)	3,750,000	250,000	500,000	250,000	1,100,000
Net Asset Value, Offering and Redemption Price per Share	$29.69	$35.44	$22.14	$33.44	$30.16

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2022

	Pacer Benchmark Industrial Real Estate SCTRSM ETF	Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	Pacer CSOP FTSE China A50 ETF	Pacer BioThreat Strategy ETF
ASSETS
Investments in Securities, at Value* ^	$449,738,398	$1,411,758,710	$93,482,508	$6,181,654	$7,482,524
Cash	—	—	—	3,730	—
Foreign Currency at Value*	—	6,211	—	5,431	—
Interest and Dividends Receivable	326,781	199	34,864	991	4,537
Receivable for Investment Securities Sold	—	1,928,385	80,314,373	—	—
Securities Lending Income Receivable	5,385	33,583	1,464	—	165
Total Assets	450,070,564	1,413,727,088	173,833,209	6,191,806	7,487,226

LIABILITIES
Management Fees Payable	171,670	686,004	41,951	3,698	3,514
Payable for Investment Securities Purchased	—	954	80,184,761	—	—
Payable for Fund Shares Redeemed	—	1,934,330	—	—	—
Collateral Received For Securities Loaned (See Note 5)	64,909,177	111,785,245	13,218,029	—	1,781,714
Total Liabilities	65,080,847	114,406,533	93,444,741	3,698	1,785,228

NET ASSETS	$384,989,717	$1,299,320,555	$80,388,468	$6,188,108	$5,701,998

NET ASSETS CONSIST OF:
Paid-in Capital	$369,328,095	$1,352,870,090	$100,353,464	$7,524,127	$6,572,362
Total Distributable Earnings (Accumulated Deficit)	15,661,622	(53,549,535)	(19,964,996)	(1,336,019)	(870,364)
Net Assets	$384,989,717	$1,299,320,555	$80,388,468	$6,188,108	$5,701,998
* Identified Cost:
Investments in Securities	$431,691,201	$1,442,658,864	$93,488,963	$5,859,427	$8,317,763
Foreign Currencies	—	6,505	—	5,507	—
^ Includes Loaned Securities with a value of	59,330,106	108,152,837	12,503,940	—	1,678,171

Net Asset Value:
Net Assets	$384,989,717	$1,299,320,555	$80,388,468	$6,188,108	$5,701,998
Shares Outstanding (No Par Value)	8,050,000	34,650,000	2,300,000	355,882	200,000
Net Asset Value, Offering and Redemption Price per Share	$47.82	$37.50	$34.95	$17.39	$28.51

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2022

	Pacer Lunt Large Cap Alternator ETF	Pacer Lunt Midcap Multi-Factor Alternator ETF	Pacer Lunt Large Cap Multi-Factor Alternator ETF	Pacer US Export Leaders ETF
ASSETS
Investments in Securities, at Value* ^	$583,129,563	$46,463,415	$304,013,627	$4,721,543
Interest and Dividends Receivable	577,716	8,511	301,858	843
Securities Lending Income Receivable	2,927	3,362	3,457	67
Total Assets	583,710,206	46,475,288	304,318,942	4,722,453

LIABILITIES
Management Fees Payable	277,591	18,550	139,925	2,017
Collateral Received For Securities Loaned (See Note 5)	28,979,067	11,051,037	37,084,238	893,073
Total Liabilities	29,256,658	11,069,587	37,224,163	895,090

NET ASSETS	$554,453,548	$35,405,701	$267,094,779	$3,827,363

NET ASSETS CONSIST OF:
Paid-in Capital	$616,190,865	$44,660,365	$304,501,650	$4,362,304
Total Distributable Earnings (Accumulated Deficit)	(61,737,317)	(9,254,664)	(37,406,871)	(534,941)
Net Assets	$554,453,548	$35,405,701	$267,094,779	$3,827,363
* Identified Cost:
Investments in Securities	$603,734,596	$49,157,647	$325,286,595	$5,091,807
^ Includes Loaned Securities with a value of	27,672,030	10,433,196	35,383,725	848,375

Net Asset Value:
Net Assets	$554,453,548	$35,405,701	$267,094,779	$3,827,363
Shares Outstanding (No Par Value)	12,850,000	1,100,000	7,350,000	100,000
Net Asset Value, Offering and Redemption Price per Share	$43.15	$32.19	$36.34	$38.27

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2022

	Pacer Pacific Asset Floating Rate High Income ETF	Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF	Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF
ASSETS
Investments in Securities, at Value* ^	$90,303,128	$1,768,470	$53,676,604
Interest and Dividends Receivable	444,205	1,342	39,830
Receivable for Investment Securities Sold	1,943,498	—	—
Return of Capital Receivable	—	25	691
Deposits at Broker for Futures	—	96,096	1,374,060
Total Assets	92,690,831	1,865,933	55,091,185

LIABILITIES
Management Fees Payable	38,189	1,291	35,748
Payable for Investment Securities Purchased	10,989,571	—	—
Other Payables	288	—	—
Total Liabilities	11,028,048	1,291	35,748

NET ASSETS	$81,662,783	$1,864,642	$55,055,437

NET ASSETS CONSIST OF:
Paid-in Capital	$83,847,608	$2,062,189	$59,608,544
Total Distributable Earnings (Accumulated Deficit)	(2,184,825)	(197,547)	(4,553,107)
Net Assets	$81,662,783	$1,864,642	$55,055,437
* Identified Cost:
Investments in Securities	$91,916,140	$1,959,513	$57,852,894

Net Asset Value:
Net Assets	$81,662,783	$1,864,642	$55,055,437
Shares Outstanding (No Par Value)	1,710,000	50,000	1,740,000
Net Asset Value, Offering and Redemption Price per Share	$47.76	$37.29	$31.64

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2022

	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® 100 ETF	Pacer Trendpilot® European Index ETF	Pacer Trendpilot® International ETF
INVESTMENT INCOME
Income:
Dividends*	$25,253,007	$2,406,647	$2,833,427	$1,034,553	$2,978,264
Interest	371,146	277,466	425,902	22,064	52,291
Securities Lending Income	52,425	30,997	66,613	14,532	40,197
Total Investment Income	25,676,578	2,715,110	3,325,942	1,071,149	3,070,752

Expenses:
Management fees	11,704,201	2,639,914	5,042,740	339,728	901,621
Miscellaneous Expense	67,854	18,653	27,336	2,988	5,757
Total Expenses	11,772,055	2,658,567	5,070,076	342,716	907,378
Net Investment Income (Loss)	13,904,523	56,543	(1,744,134)	728,433	2,163,374

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	127,213,815	10,243,741	(12,229,693)	3,232,813	(12,844,398)
Net Realized Gain (Loss) on In-Kind Redemptions	425,464,379	47,052,055	133,074,735	862,772	14,922,002
Net Realized Gain (Loss) on Foreign Currency	—	—	—	35,336	(579,952)
Total	552,678,194	57,295,796	120,845,042	4,130,921	1,497,652
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	(484,795,449)	(70,263,447)	(143,049,027)	(7,776,842)	(20,222,244)
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	—	—	(34,527)	(54,488)
Total	(484,795,449)	(70,263,447)	(143,049,027)	(7,811,369)	(20,276,732)
Net Realized and Unrealized Gain (Loss) on Investments	67,882,745	(12,967,651)	(22,203,985)	(3,680,448)	(18,779,080)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$81,787,268	$(12,911,108)	$(23,948,119)	$(2,952,015)	$(16,615,706)

* Net of fees and foreign witholding tax of	$4,515	$—	$5,020	$175,131	$310,420

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2022

	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot® Fund of Funds ETF	Pacer Global Cash Cows Dividend ETF	Pacer US Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 ETF
INVESTMENT INCOME
Income:
Dividends from Unaffiliated Investments*	$—	$—	$8,282,304	$32,420,561	$12,502,945
Dividends from Affiliated Investments	—	793,232	—	—	—
Interest	42,680,135	9	112	689	116
Securities Lending Income	219,528	—	65,688	355,414	123,033
Total Investment Income	42,899,663	793,241	8,348,104	32,776,664	12,626,094

Expenses:
Management fees	7,130,317	90,594	1,016,723	7,072,763	3,248,079
Miscellaneous Expense	46,157	2,030	7,673	37,831	30,643
Total Expenses	7,176,474	92,624	1,024,396	7,110,594	3,278,722
Net Investment Income (Loss)	35,723,189	700,617	7,323,708	25,666,070	9,347,372

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments in Unaffiliated Securities	(158,943,262)	—	(3,948,850)	(10,257)	(30,917,169)
Net Realized Gain (Loss) on Investments in Affiliated Securities	—	(65,564)	—	—	—
Net Realized Gain (Loss) on In-Kind Redemptions	15,528,274	627,315	8,296,440	122,848,890	37,606,314
Net Realized Gain (Loss) on Foreign Currency	—	—	(80,972)	—	—
Total	(143,414,988)	561,751	4,266,618	122,838,633	6,689,145
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Securities	(55,275,943)	—	(2,316,773)	(69,877,441)	(94,081,950)
Change in Unrealized Appreciation (Depreciation) on Investments in Affiliated Securities	—	(5,824,309)	—	—	—
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	—	(51,029)	—	—
Total	(55,275,943)	(5,824,309)	(2,367,802)	(69,877,441)	(94,081,950)
Net Realized and Unrealized Gain (Loss) on Investments	(198,690,931)	(5,262,558)	1,898,816	52,961,192	(87,392,805)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(162,967,742)	$(4,561,941)	$9,222,524	$78,627,262	$(78,045,433)

* Net of fees and foreign witholding tax of	$—	$—	$387,464	$—	$890

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2022

	Pacer Developed Markets International Cash Cows 100 ETF	Pacer US Cash Cows Growth ETF	Pacer Emerging Markets Cash Cows 100 ETF	Pacer Cash Cows Fund of Funds ETF	Pacer WealthShield ETF
INVESTMENT INCOME
Income:
Dividends from Unaffiliated Investments*	$2,066,902	$76,036	$552,968	$—	$591,414
Dividends from Affiliated Investments	—	—	—	92,534	—
Interest	53	2	7	1	99,037
Securities Lending Income	28,085	1,152	522	—	4,310
Total Investment Income	2,095,040	77,190	553,497	92,535	694,761

Expenses:
Management fees	345,903	66,180	62,475	5,730	297,845
Miscellaneous Expense	1,906	523	500	203	2,778
Total Expenses	347,809	66,703	62,975	5,933	300,623
Net Investment Income (Loss)	1,747,231	10,487	490,522	86,602	394,138

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments in Unaffiliated Securities	(1,008,317)	(323,469)	(279,623)	—	(3,390,889)
Net Realized Gain (Loss) on Investments in Affiliated Securities	—	—	—	(48,147)	—
Net Realized Gain (Loss) on In-Kind Redemptions	881,143	(841,357)	210,906	213,706	6,611,900
Net Realized Gain (Loss) on Foreign Currency	(33,761)	—	(22,376)	—	—
Total	(160,935)	(1,164,826)	(91,093)	165,559	3,221,011
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Securities	(6,868,288)	(1,889,376)	(1,924,578)	—	(6,041,695)
Change in Unrealized Appreciation (Depreciation) on Investments in Affiliated Securities	—	—	—	(651,837)	—
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	(53,668)	—	(365)	—	—
Total	(6,921,956)	(1,889,376)	(1,924,943)	(651,837)	(6,041,695)
Net Realized and Unrealized Gain (Loss) on Investments	(7,082,891)	(3,054,202)	(2,016,036)	(486,278)	(2,820,684)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,335,660)	$(3,043,715)	$(1,525,514)	$(399,676)	$(2,426,546)

* Net of fees and foreign witholding tax of	$188,432	$—	$58,453	$—	$—

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2022

	Pacer Benchmark Industrial Real Estate SCTRSM ETF	Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	Pacer CSOP FTSE China A50 ETF	Pacer BioThreat Strategy ETF
INVESTMENT INCOME
Income:
Dividends*	$7,085,988	$19,995,099	$1,228,966	$196,547	$85,462
Interest	72	313	6	5	—
Securities Lending Income	21,275	515,275	7,481	—	677
Total Investment Income	7,107,335	20,510,687	1,236,453	196,552	86,139

Expenses:
Management fees	1,930,171	8,615,531	496,031	62,633	42,945
Miscellaneous Expense	18,020	222,244	3,459	559	608
Total Expenses	1,948,191	8,837,775	499,490	63,192	43,553
Net Investment Income (Loss)	5,159,144	11,672,912	736,963	133,360	42,586

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	(932,105)	152,632	(5,946,530)	(949,871)	(44,164)
Net Realized Gain (Loss) on In-Kind Redemptions	29,746,781	94,280,539	166,594	—	568,961
Net Realized Gain (Loss) on Foreign Currency	(366)	(109,045)	—	11,544	—
Capital Gain Distributions from Underlying Holdings	—	601,464	—	—	—
Total	28,814,310	94,925,590	(5,779,936)	(938,327)	524,797
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	(13,555,681)	(148,312,835)	787	(1,673,785)	(1,195,399)
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	(260)	(286)	—	(100)	—
Total	(13,555,941)	(148,313,121)	787	(1,673,885)	(1,195,399)
Net Realized and Unrealized Gain (Loss) on Investments	15,258,369	(51,355,428)	(5,779,149)	(2,612,212)	(670,602)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,417,513	$(41,714,619)	$(5,042,186)	$(2,478,852)	$(628,016)

* Net of fees and foreign witholding tax of	$43,336	$188,469	$570	$21,946	$2,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2022

	Pacer Lunt Large Cap Alternator ETF	Pacer Lunt Midcap Multi-Factor Alternator ETF	Pacer Lunt Large Cap Multi-Factor Alternator ETF	Pacer US Export Leaders ETF
INVESTMENT INCOME
Income:
Dividends*	$4,568,816	$456,734	$2,414,794	$23,668
Interest	66	6	50	1
Securities Lending Income	14,437	8,331	10,788	294
Total Investment Income	4,583,319	465,071	2,425,632	23,963

Expenses:
Management fees	1,620,632	241,185	918,753	16,143
Miscellaneous Expense	8,059	3,098	5,208	148
Total Expenses	1,628,691	244,283	923,961	16,291
Net Investment Income (Loss)	2,954,628	220,788	1,501,671	7,672

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	(42,234,218)	(6,130,294)	(16,722,381)	19,832
Net Realized Gain (Loss) on In-Kind Redemptions	78,914,614	6,294,585	15,371,108	378,356
Total	36,680,396	164,291	(1,351,273)	398,188
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	(40,395,418)	(5,818,988)	(22,556,438)	(755,979)
Total	(40,395,418)	(5,818,988)	(22,556,438)	(755,979)
Net Realized and Unrealized Gain (Loss) on Investments	(3,715,022)	(5,654,697)	(23,907,711)	(357,791)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(760,394)	$(5,433,909)	$(22,406,040)	$(350,119)

* Net of fees and foreign witholding tax of	$—	$—	$1,158	$52

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2022

	Pacer Pacific Asset Floating Rate High Income ETF (b)	Pacer Pacific Asset Floating Rate High Income ETF (c)	Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF (a)	Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF (a)
INVESTMENT INCOME
Income:
Dividends*	$3,897	$74	$20,435	$272,699
Interest	1,528,108	1,097,421	31	5,295
Total Investment Income	1,532,005	1,097,495	20,466	277,994

Expenses:
Management fees	224,013	201,085	13,034	180,757
Miscellaneous Expense	—	—	39	752
Total Expenses	224,013	201,085	13,073	181,509
Net Investment Income (Loss)	1,307,992	896,410	7,393	96,485

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	26,972	(23,314)	(2,564)	(151,253)
Net Realized Gain (Loss) on In-Kind Redemptions	—	—	99,468	—
Net realized gain (loss) on futures	—	—	1,435	9,229
Total	26,972	(23,314)	98,339	(142,024)
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	(1,694,753)	1,513,865	(191,043)	(4,176,290)
Change in Unrealized Appreciation (Depreciation) on Futures	—	—	(5,367)	(234,793)
Total	(1,694,753)	1,513,865	(196,410)	(4,411,083)
Net Realized and Unrealized Gain (Loss) on Investments	(1,667,781)	1,490,551	(98,071)	(4,553,107)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(359,789)	$2,386,961	$(90,678)	$(4,456,622)

* Net of fees and foreign witholding tax of	$—	$285	$—	$—

(a)	Fund commenced operations on June 21, 2021. The information presented is from June 21, 2021 to April 30, 2022

(b)	For the period ended July 1, 2021 to April 30, 2022. Shares of the Predecessor Fund converted Shares at the close of business on October 22, 2021. See Note 1 to the Financial Statements.

(c)	For the year ended June 30, 2021. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot® US Large Cap ETF		Pacer Trendpilot® US Mid Cap ETF
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net Investment Income (Loss)	$13,904,523	$16,559,388	$56,543	$1,319,084
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	552,678,194	115,242,879	57,295,796	25,501,647
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(484,795,449)	484,413,235	(70,263,447)	70,012,190
Net Increase (Decrease) in Net Assets Resulting from Operations	81,787,268	616,215,502	(12,911,108)	96,832,921

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(15,230,924)	(20,840,884)	(541,282)	(2,277,219)
Total Distributions to Shareholders	(15,230,924)	(20,840,884)	(541,282)	(2,277,219)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	898,356,321	65,551,735	143,753,819	29,031,925
Payments for Shares Redeemed	(1,018,441,915)	(1,169,993,320)	(140,882,185)	(211,163,865)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(120,085,594)	(1,104,441,585)	2,871,634	(182,131,940)
Net Increase (Decrease) in Net Assets	$(53,529,250)	$(509,066,967)	$(10,580,756)	$(87,576,238)

NET ASSETS
Beginning of Year	$1,894,772,327	$2,403,839,294	$452,474,282	$540,050,520
End of Year	$1,841,243,077	$1,894,772,327	$441,893,526	$452,474,282

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	24,050,000	2,200,000	4,100,000	950,000
Redemptions	(26,850,000)	(39,400,000)	(4,000,000)	(7,300,000)
Net Increase (Decrease)	(2,800,000)	(37,200,000)	100,000	(6,350,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot® 100 ETF		Pacer Trendpilot® European Index ETF
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net Investment Income (Loss)	$(1,744,134)	$90,493	$728,433	$278,145
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	120,845,042	236,233,333	4,130,921	(8,218,211)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(143,049,027)	48,511,580	(7,811,369)	7,774,742
Net Increase (Decrease) in Net Assets Resulting from Operations	(23,948,119)	284,835,406	(2,952,015)	(165,324)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	—	(1,304,636)	(787,274)	—
Total Distributions to Shareholders	—	(1,304,636)	(787,274)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	283,712,689	392,693,120	—	—
Payments for Shares Redeemed	(354,072,496)	(632,357,880)	(5,076,888)	(36,581,355)
Transaction Fees (See Note 1)	—	16	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(70,359,807)	(239,664,744)	(5,076,888)	(36,581,355)
Net Increase (Decrease) in Net Assets	$(94,307,926)	$43,866,026	$(8,816,177)	$(36,746,679)

NET ASSETS
Beginning of Year	$783,123,810	$739,257,784	$54,740,994	$91,487,673
End of Year	$688,815,884	$783,123,810	$45,924,817	$54,740,994

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	5,350,000	7,850,000	—	—
Redemptions	(6,650,000)	(12,850,000)	(200,000)	(1,600,000)
Net Increase (Decrease)	(1,300,000)	(5,000,000)	(200,000)	(1,600,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot® International ETF		Pacer Trendpilot® US Bond ETF
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net Investment Income (Loss)	$2,163,374	$1,539,225	$35,723,189	$15,275,302
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	1,497,652	2,055,052	(143,414,988)	1,270,299
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(20,276,732)	20,188,051	(55,275,943)	13,752,423
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,615,706)	23,782,328	(162,967,742)	30,298,024

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(3,379,159)	(994,630)	(34,403,646)	(11,952,976)
Total Distributions to Shareholders	(3,379,159)	(994,630)	(34,403,646)	(11,952,976)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	93,963,710	20,782,070	1,053,288,390	751,806,520
Payments for Shares Redeemed	(74,670,450)	(63,379,965)	(746,337,560)	(74,527,390)
Transaction Fees (See Note 1)	197	—	—	18,911
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	19,293,457	(42,597,895)	306,950,830	677,298,041
Net Increase (Decrease) in Net Assets	$(701,408)	$(19,810,197)	$109,579,442	$695,643,089

NET ASSETS
Beginning of Year	$131,228,274	$151,038,471	$839,970,142	$144,327,053
End of Year	$130,526,866	$131,228,274	$949,549,584	$839,970,142

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	3,450,000	850,000	38,300,000	27,900,000
Redemptions	(2,750,000)	(2,650,000)	(28,200,000)	(2,900,000)
Net Increase (Decrease)	700,000	(1,800,000)	10,100,000	25,000,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot® Fund of Funds ETF		Pacer Global Cash Cows Dividend ETF
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net Investment Income (Loss)	$700,617	$289,076	$7,323,708	$5,590,153
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	561,751	707,838	4,266,618	(14,382,265)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(5,824,309)	6,982,894	(2,367,802)	44,026,422
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,561,941)	7,979,808	9,222,524	35,234,310

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(640,806)	(245,087)	(6,929,204)	(5,702,135)
Total Distributions to Shareholders	(640,806)	(245,087)	(6,929,204)	(5,702,135)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	27,424,105	21,559,740	254,155,400	3,126,310
Payments for Shares Redeemed	(2,982,125)	(11,944,265)	(40,421,200)	(32,868,725)
Transaction Fees (See Note 1)	—	—	5,547	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	24,441,980	9,615,475	213,739,747	(29,742,415)
Net Increase (Decrease) in Net Assets	$19,239,233	$17,350,196	$216,033,067	$(210,240)

NET ASSETS
Beginning of Year	$44,728,346	$27,378,150	$135,269,406	$135,479,646
End of Year	$63,967,579	$44,728,346	$351,302,473	$135,269,406

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	900,000	800,000	7,650,000	100,000
Redemptions	(100,000)	(450,000)	(1,300,000)	(1,250,000)
Net Increase (Decrease)	800,000	350,000	6,350,000	(1,150,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer US Cash Cows 100 ETF		Pacer US Small Cap Cash Cows 100 ETF
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net Investment Income (Loss)	$25,666,070	$5,380,746	$9,347,372	$238,406
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	122,838,633	46,486,167	6,689,145	12,403,913
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(69,877,441)	78,216,603	(94,081,950)	32,162,390
Net Increase (Decrease) in Net Assets Resulting from Operations	78,627,262	130,083,516	(78,045,433)	44,804,709

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(22,592,335)	(5,246,948)	(9,347,348)	(268,296)
Return of Capital	—	—	(5,679,191)	(74,624)
Total Distributions to Shareholders	(22,592,335)	(5,246,948)	(15,026,539)	(342,920)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	4,463,948,445	336,649,250	798,531,545	267,545,490
Payments for Shares Redeemed	(397,345,830)	(219,400,055)	(145,624,255)	(54,701,560)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	4,066,602,615	117,249,195	652,907,290	212,843,930
Net Increase (Decrease) in Net Assets	$4,122,637,542	$242,085,763	$559,835,318	$257,305,719

NET ASSETS
Beginning of Year	$432,112,604	$190,026,841	$271,839,663	$14,533,944
End of Year	$4,554,750,146	$432,112,604	$831,674,981	$271,839,663

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	93,400,000	9,400,000	18,800,000	7,400,000
Redemptions	(8,700,000)	(6,650,000)	(3,450,000)	(1,600,000)
Net Increase (Decrease)	84,700,000	2,750,000	15,350,000	5,800,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Developed Markets International Cash Cows 100 ETF		Pacer US Cash Cows Growth ETF
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net Investment Income (Loss)	$1,747,231	$374,732	$10,487	$9,352
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(160,935)	(2,992,117)	(1,164,826)	555,630
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(6,921,956)	8,873,845	(1,889,376)	312,180
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,335,660)	6,256,460	(3,043,715)	877,162

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(1,413,637)	(374,692)	(8,394)	(11,770)
Return of Capital	—	—	(5,331)	—
Total Distributions to Shareholders	(1,413,637)	(374,692)	(13,725)	(11,770)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	100,561,873	3,174,460	39,700,106	7,659,260
Payments for Shares Redeemed	(3,253,781)	(9,279,055)	(31,404,510)	(6,047,890)
Transaction Fees (See Note 1)	18,489	116	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	97,326,581	(6,104,479)	8,295,596	1,611,370
Net Increase (Decrease) in Net Assets	$90,577,284	$(222,711)	$5,238,156	$2,476,762

NET ASSETS
Beginning of Year	$20,768,603	$20,991,314	$3,621,094	$1,144,332
End of Year	$111,345,887	$20,768,603	$8,859,250	$3,621,094

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	3,200,000	100,000	1,000,000	250,000
Redemptions	(100,000)	(450,000)	(850,000)	(200,000)
Net Increase (Decrease)	3,100,000	(350,000)	150,000	50,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Emerging Markets Cash Cows 100 ETF		Pacer Cash Cows Fund of Funds ETF
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net Investment Income (Loss)	$490,522	$65,319	$86,602	$38,744
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(91,093)	190,647	165,559	386,898
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(1,924,943)	476,172	(651,837)	368,195
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,525,514)	732,138	(399,676)	793,837

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(420,442)	(51,325)	(92,538)	(39,016)
Total Distributions to Shareholders	(420,442)	(51,325)	(92,538)	(39,016)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	11,756,449	3,443,130	10,590,215	2,595,360
Payments for Shares Redeemed	(2,635,631)	(1,193,160)	(3,409,181)	(2,719,690)
Transaction Fees (See Note 1)	3,835	4,696	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	9,124,653	2,254,666	7,181,034	(124,330)
Net Increase (Decrease) in Net Assets	$7,178,697	$2,935,479	$6,688,820	$630,491

NET ASSETS
Beginning of Year	$3,891,045	$955,566	$1,671,776	$1,041,285
End of Year	$11,069,742	$3,891,045	$8,360,596	$1,671,776

(a)	Summary of capital share transactions is as follows:
	Shares	Shares	Shares	Shares
Subscriptions	450,000	150,000	300,000	100,000
Redemptions	(100,000)	(50,000)	(100,000)	(100,000)
Net Increase (Decrease)	350,000	100,000	200,000	—

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer WealthShield ETF		Pacer Benchmark Industrial Real Estate SCTRSM ETF
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net Investment Income (Loss)	$394,138	$274,560	$5,159,144	$1,992,916
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	3,221,011	13,576,065	28,814,310	7,497,477
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(6,041,695)	1,577,908	(13,555,941)	33,190,969
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,426,546)	15,428,533	20,417,513	42,681,362

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(417,075)	(310,992)	(3,888,598)	(2,023,062)
Return of Capital	—	—	—	(327,809)
Total Distributions to Shareholders	(417,075)	(310,992)	(3,888,598)	(2,350,871)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	35,129,274	35,612,290	270,265,745	144,392,710
Payments for Shares Redeemed	(47,257,190)	(54,014,295)	(101,951,680)	(32,784,815)
Transaction Fees (See Note 1)	533	—	60,860	43
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(12,127,383)	(18,402,005)	168,374,925	111,607,938
Net Increase (Decrease) in Net Assets	$(14,971,004)	$(3,284,464)	$184,903,840	$151,938,429

NET ASSETS
Beginning of Year	$48,143,441	$51,427,905	$200,085,877	$48,147,448
End of Year	$33,172,437	$48,143,441	$384,989,717	$200,085,877

(a)	Summary of capital share transactions is as follows:
	Shares	Shares	Shares	Shares
Subscriptions	1,050,000	1,250,000	5,450,000	4,050,000
Redemptions	(1,450,000)	(1,900,000)	(2,150,000)	(900,000)
Net Increase (Decrease)	(400,000)	(650,000)	3,300,000	3,150,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF		Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net Investment Income (Loss)	$11,672,912	$9,443,308	$736,963	$537,502
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	94,925,590	44,426,650	(5,779,936)	22,538,856
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(148,313,121)	81,234,708	787	(253)
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,714,619)	135,104,666	(5,042,186)	23,076,105

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(11,646,957)	(9,533,565)	(734,947)	(557,732)
Long-Term Capital Gain	(2,032,103)	—	—
Return of Capital	—	(4,446,515)	—	—
Total Distributions to Shareholders	(13,679,060)	(13,980,080)	(734,947)	(557,732)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	688,968,095	766,413,780	22,991,205	78,034,485
Payments for Shares Redeemed	(454,063,560)	(319,943,095)	(3,708,195)	(94,224,645)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	234,904,535	446,470,685	19,283,010	(16,190,160)
Net Increase (Decrease) in Net Assets	$179,510,856	$567,595,271	$13,505,877	$6,328,213

NET ASSETS
Beginning of Year	$1,119,809,699	$552,214,428	$66,882,591	$60,554,378
End of Year	$1,299,320,555	$1,119,809,699	$80,388,468	$66,882,591

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	17,100,000	21,550,000	600,000	2,300,000
Redemptions	(11,550,000)	(9,050,000)	(100,000)	(2,900,000)
Net Increase (Decrease)	5,550,000	12,500,000	500,000	(600,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer CSOP FTSE China A50 ETF		Pacer BioThreat Strategy ETF
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021 (b)
OPERATIONS
Net Investment Income (Loss)	$133,360	$166,067	$42,586	$29,096
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(938,327)	477,886	524,797	552,342
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(1,673,885)	2,611,715	(1,195,399)	360,160
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,478,852)	3,255,668	(628,016)	941,598

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(153,101)	(152,212)	(42,336)	(29,096)
Return of Capital	(2,676)	(2,717)	—	(352)
Total Distributions to Shareholders	(155,777)	(154,929)	(42,336)	(29,448)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	2,373,565	1,246,115	6,439,360	6,545,070
Payments for Shares Redeemed	(3,938,245)	(2,974,140)	(4,573,800)	(2,950,430)
Transaction Fees (See Note 1)	20,781	1,575	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(1,543,899)	(1,726,450)	1,865,560	3,594,640
Net Increase (Decrease) in Net Assets	$(4,178,528)	$1,374,289	$1,195,208	$4,506,790

NET ASSETS
Beginning of Year/Period	$10,366,636	$8,992,347	$4,506,790	$—
End of Year/Period	$6,188,108	$10,366,636	$5,701,998	$4,506,790

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	100,000	50,000	200,000	250,000
Redemptions	(200,000)	(150,000)	(150,000)	(100,000)
Net Increase (Decrease)	(100,000)	(100,000)	50,000	150,000

(b)	Commencement of operations on June 24, 2020. The information presented is from June 24, 2020 to April 30, 2021.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Lunt Large Cap Alternator ETF		Pacer Lunt Midcap Multi Factor Alternator ETF
	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021 (b)	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021 (b)
OPERATIONS
Net Investment Income (Loss)	$2,954,628	$712,468	$220,788	$42,541
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	36,680,396	7,991,935	164,291	5,345,966
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(40,395,418)	19,790,385	(5,818,988)	3,124,756
Net Increase (Decrease) in Net Assets Resulting from Operations	(760,394)	28,494,788	(5,433,909)	8,513,263

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(2,774,225)	(689,136)	(220,791)	(42,541)
Return of Capital	—	—	(18,230)	(15,796)
Total Distributions to Shareholders	(2,774,225)	(689,136)	(239,021)	(58,337)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	1,047,719,120	182,475,575	69,078,310	71,744,085
Payments for Shares Redeemed	(620,083,945)	(79,928,235)	(63,219,085)	(44,979,605)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	427,635,175	102,547,340	5,859,225	26,764,480
Net Increase (Decrease) in Net Assets	$424,100,556	$130,352,992	$186,295	$35,219,406

NET ASSETS
Beginning of Year/Period	$130,352,992	$—	$35,219,406	$—
End of Year/Period	$554,453,548	$130,352,992	$35,405,701	$35,219,406

(a)	Summary of capital share transactions is as follows:
	Shares	Shares	Shares	Shares
Subscriptions	23,550,000	6,200,000	1,900,000	2,400,000
Redemptions	(13,900,000)	(3,000,000)	(1,750,000)	(1,450,000)
Net Increase (Decrease)	9,650,000	3,200,000	150,000	950,000

(b)	Commencement of operations on June 24, 2020. The information presented is from June 24, 2020 to April 30, 2021.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Lunt Large Cap Multi Factor Alternator ETF		Pacer US Export Leaders ETF
	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021 (b)	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
OPERATIONS
Net Investment Income (Loss)	$1,501,671	$186,010	$7,672	$7,012
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,351,273)	6,671,002	398,188	307,405
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(22,556,438)	1,283,470	(755,979)	435,081
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,406,040)	8,140,482	(350,119)	749,498

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(1,367,759)	(164,989)	(7,727)	(7,574)
Return of Capital	—	—	(804)	—
Total Distributions to Shareholders	(1,367,759)	(164,989)	(8,531)	(7,574)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	367,366,855	85,462,130	4,175,840	2,874,230
Payments for Shares Redeemed	(119,751,630)	(50,184,270)	(2,010,389)	(2,852,995)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	247,615,225	35,277,860	2,165,451	21,235
Net Increase (Decrease) in Net Assets	$223,841,426	$43,253,353	$1,806,801	$763,159

NET ASSETS
Beginning of Year/Period	$43,253,353	$—	$2,020,562	$1,257,403
End of Year/Period	$267,094,779	$43,253,353	$3,827,363	$2,020,562

(a)	Summary of capital share transactions is as follows:
	Shares	Shares	Shares	Shares
Subscriptions	9,200,000	2,650,000	100,000	100,000
Redemptions	(3,000,000)	(1,500,000)	(50,000)	(100,000)
Net Increase (Decrease)	6,200,000	1,150,000	50,000	—

(b)	Commencement of operations on June 24, 2020. The information presented is from June 24, 2020 to April 30, 2021.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Pacific Asset Floating Rate High Income ETF
	For the Period Ended April 30, 2022 (a)	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
OPERATIONS
Net Investment Income (Loss)	$1,307,992	$896,410	$1,142,713
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	26,972	(23,314)	(66,878)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency	(1,694,753)	1,513,865	(1,259,441)
Net Increase (Decrease) in Net Assets Resulting from Operations	(359,789)	2,386,961	(183,606)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(1,211,347)	(953,333)	(1,145,455)
Total Distributions to Shareholders	(1,211,347)	(953,333)	(1,145,455)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	53,405,601	2,443,495	—
Payments for Shares Redeemed	(1,959,872)	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (b)	51,445,729	2,443,495	—
Net Increase (Decrease) in Net Assets	$49,874,593	$3,877,123	$(1,329,061)

NET ASSETS
Beginning of Year/Period	$31,788,190	$27,911,067	$29,240,128
End of Year/Period	$81,662,783	$31,788,190	$27,911,067

(a)	For the period ended July 1, 2021 to April 30, 2022. See Note 1 to Financial Statements.
(b)	Shares of Predecessor Fund converted into Fund Shares at the close of business on October 22, 2021. See Note 1 to the Financial Statements. Summary of capital share transactions is as follows:
	Shares	Shares	Shares
Subscriptions	1,100,000	50,000	—
Redemptions	(40,000)	—	—
Net Increase (Decrease)	1,060,000	50,000	—

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF	Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF
	For the Year Ended April 30, 2022 (a)	For the Year Ended April 30, 2022 (a)
OPERATIONS
Net Investment Income (Loss)	$7,393	$96,485
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	98,339	(142,024)
Change in Unrealized Appreciation (Depreciation) of Investments and Futures Contracts	(196,410)	(4,411,083)
Net Increase (Decrease) in Net Assets Resulting from Operations	(90,678)	(4,456,622)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(7,393)	(96,485)
Return of Capital	(53,832)	(1,275,430)
Total Distributions to Shareholders	(61,225)	(1,371,915)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	3,093,585	60,883,974
Payments for Shares Redeemed	(1,077,040)	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (b)	2,016,545	60,883,974
Net Increase (Decrease) in Net Assets	$1,864,642	$55,055,437

NET ASSETS
Beginning of Period	$—	$—
End of Period	$1,864,642	$55,055,437

(a)	Fund commenced operations on July 12, 2021. The information presented is from July 12, 2021 to April 30, 2022.
(b)	Summary of capital share transactions is as follows:
	Shares	Shares
Subscriptions	75,000	1,740,000
Redemptions	(25,000)	—
Net Increase (Decrease)	50,000	1,740,000

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Net Asset Value, Beginning of Period	$36.54	$26.99	$30.56	$28.41	$25.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	0.28	0.25	0.39	0.43	0.37
Net Realized and Unrealized Gain (Loss) on Investments (c)	1.03	9.65	(3.59)	2.01	2.84
Total from Investment Operations	1.31	9.90	(3.20)	2.44	3.21

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.31)	(0.35)	(0.37)	(0.29)	(0.28)
Total Distributions	(0.31)	(0.35)	(0.37)	(0.29)	(0.28)
Net Asset Value, End of Period	$37.54	$36.54	$26.99	$30.56	$28.41
Total Return	3.48%	36.86%	-10.71%	8.65%	12.56%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,841,243	$1,894,772	$2,403,839	$2,163,990	$921,975

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	0.71%	0.83%	1.25%	1.43%	1.32%
Portfolio Turnover Rate (b)	58%	6%	5%	162%	12%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Net Asset Value, Beginning of Period	$35.63	$28.35	$30.95	$30.72	$28.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	— (d)	0.09	0.28	0.41	0.27
Net Realized and Unrealized Gain (Loss) on Investments (c)	(1.07)	7.36	(2.45)	0.10	2.66
Total from Investment Operations	(1.07)	7.45	(2.17)	0.51	2.93

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.04)	(0.17)	(0.43)	(0.28)	(0.21)
Total Distributions	(0.04)	(0.17)	(0.43)	(0.28)	(0.21)
Net Asset Value, End of Period	$34.52	$35.63	$28.35	$30.95	$30.72
Total Return	-2.98%	26.34%	-7.11%	1.66%	10.42%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$441,894	$452,474	$540,051	$761,305	$497,590

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	0.01%	0.30%	0.96%	1.30%	0.91%
Portfolio Turnover Rate (b)	16%	304%	143%	405%	66%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(d)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Net Asset Value, Beginning of Period	$54.01	$37.91	$36.00	$31.16	$26.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	(0.13)	0.01	0.15	0.26	0.11
Net Realized and Unrealized Gain (Loss) on Investments (c)	(1.70)	16.17	1.94	4.73	4.83
Total from Investment Operations	(1.83)	16.18	2.09	4.99	4.94

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	—	(0.08)	(0.18)	(0.15)	(0.10)
Total Distributions	—	(0.08)	(0.18)	(0.15)	(0.10)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 6)	—	0.00 (d)	—	—	—
Net Asset Value, End of Period	$52.18	$54.01	$37.91	$36.00	$31.16
Total Return	-3.38%	42.69%	5.78%	16.04%	18.78%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$688,816	$783,124	$739,258	$502,173	$211,906

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65%
Net Investment Income (Loss) to Average Net Assets	-0.22%	0.01%	0.40%	0.76%	0.38%
Portfolio Turnover Rate (b)	7%	6%	61%	107%	3%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(d)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Net Asset Value, Beginning of Period	$24.33	$23.76	$26.77	$29.66	$27.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	0.34	0.10	0.54	0.74	0.51
Net Realized and Unrealized Gain (Loss) on Investments (d)	(1.89)	0.47	(2.61)	(3.16)	2.31
Total from Investment Operations	(1.55)	0.57	(2.07)	(2.42)	2.82

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.38)	—	(0.94)	(0.47)	(0.19)
Total Distributions	(0.38)	—	(0.94)	(0.47)	(0.19)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	— (b)	—	—	—	—
Net Asset Value, End of Period	$22.40	$24.33	$23.76	$26.77	$29.66
Total Return	-6.47%	2.38%	-8.18%	-8.07%	10.43%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$45,925	$54,741	$91,488	$183,379	$158,703

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.66%	0.65%	0.65%	0.65%	0.65%
Net Investment Income (Loss) to Average Net Assets	1.39%	0.43%	2.04%	2.77%	1.69%
Portfolio Turnover Rate (c)	7%	506%	12%	396%	228%

(a)	Calculated based on average shares outstanding during the period.
(b)	Represents less than $0.005.
(c)	Excludes the impact of in-kind transactions.
(d)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® International ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$28.22	$23.42	$24.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.44	0.28	0.32
Net Realized and Unrealized Gain (Loss) on Investments (f)	(3.57)	4.72	(1.55)
Total from Investment Operations	(3.13)	5.00	(1.23)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.69)	(0.20)	(0.26)
Total Distributions	(0.69)	(0.20)	(0.26)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.00 (g)	—	—
Net Asset Value, End of Period	$24.40	$28.22	$23.42
Total Return	-11.46%	21.46%	-5.08	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$130,527	$131,228	$151,038

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65	%(d)
Net Investment Income (Loss) to Average Net Assets	1.56%	1.15%	1.26	%(d)
Portfolio Turnover Rate (e)	202%	161%	39	%(c)

(a)	Commencement of operations on May 2, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(g)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$27.45	$25.77	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.80	1.09	0.33
Net Realized and Unrealized Gain (Loss) on Investments (f)	(4.17)	1.34	0.72
Total from Investment Operations	(3.37)	2.43	1.05

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.75)	(0.75)	(0.28)
Total Distributions	(0.75)	(0.75)	(0.28)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	—	0.00 (g)	—
Net Asset Value, End of Period	$23.33	$27.45	$25.77
Total Return	-12.54%	9.53%	4.24	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$949,550	$839,970	$144,327

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	3.01%	4.04%	2.47	%(d)
Portfolio Turnover Rate (e)	652%	55%	131	%(c)

(a)	Commencement of operations on October 22, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(g)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® Fund of Funds ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$29.82	$23.81	$25.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)(c)	0.35	0.22	0.26
Net Realized and Unrealized Gain (Loss) on Investments (h)	(2.07)	5.96	(1.59)
Total from Investment Operations	(1.72)	6.18	(1.33)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.29)	(0.17)	(0.25)
Total Distributions	(0.29)	(0.17)	(0.25)
Net Asset Value, End of Period	$27.81	$29.82	$23.81
Total Return	-5.87%	26.02%	-5.37	%(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$63,968	$44,728	$27,378

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets (f)	0.15%	0.15%	0.15	%(e)
Net Investment Income (Loss) to Average Net Assets (f)	1.16%	0.82%	1.03	%(e)
Portfolio Turnover Rate (g)	5%	29%	6	%(d)

(a)	Commencement of operations on May 3, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)

Recognition of net investment income by the Fund is affected by the timing of the delcaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include the net investment income of the underlying companies in which the Fund invests.

(d)	Not annualized.
(e)	Annualized.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Excludes the impact of in-kind transactions.
(h)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Net Asset Value, Beginning of Period	$31.10	$24.63	$31.19	$30.75	$28.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	1.39	1.17	1.32	1.21	1.07
Net Realized and Unrealized Gain (Loss) on Investments (c)	1.69	6.51	(6.60)	0.43	2.01
Total from Investment Operations	3.08	7.68	(5.28)	1.64	3.08

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(1.35)	(1.21)	(1.28)	(1.20)	(0.93)
Total Distributions	(1.35)	(1.21)	(1.28)	(1.20)	(0.93)

CAPITAL SHARE TRANSACTIONS
Transactions Fees (see Note 1)	— (d)	—	—	—	—
Net Asset Value, End of Period	$32.83	$31.10	$24.63	$31.19	$30.75
Total Return	10.22%	32.05%	-17.32%	5.56%	10.86%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$351,302	$135,269	$135,480	$210,505	$173,710

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	4.32%	4.32%	4.52%	4.00%	3.50%
Portfolio Turnover Rate (b)	39%	76%	91%	74%	76%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(d)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
Net Asset Value, Beginning of Period	$41.95	$25.17	$29.72	$28.98	$26.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	0.84	0.71	0.77	0.53	0.61
Net Realized and Unrealized Gain (Loss) on Investments (c)	5.87	16.76	(4.55)	0.67	2.84
Total from Investment Operations	6.71	17.47	(3.78)	1.20	3.45

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.72)	(0.69)	(0.77)	(0.46)	(0.60)
Total Distributions	(0.72)	(0.69)	(0.77)	(0.46)	(0.60)
Net Asset Value, End of Period	$47.94	$41.95	$25.17	$29.72	$28.98
Total Return	16.08%	70.43%	-12.63%	4.28%	13.35%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$4,554,750	$432,113	$190,027	$266,018	$28,981

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.49%	0.49%	0.49%	0.49%	0.49%
Net Investment Income (Loss) to Average Net Assets	1.78%	2.23%	2.73%	1.82%	2.16%
Portfolio Turnover Rate (b)	114%	104%	85%	122%	101%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Period	$41.82	$20.76	$25.88	$26.17	$24.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.72	0.11	0.27	0.32	0.28
Net Realized and Unrealized Gain (Loss) on Investments (f)	(3.37)	21.13	(5.12)	(0.29)	1.38
Total from Investment Operations	(2.65)	21.24	(4.85)	0.03	1.66

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.67)	(0.14)	(0.27)	(0.32)	(0.27)
Distributions from Return of Capital	(0.44)	(0.04)	—	—	—
Total Distributions	(1.11)	(0.18)	(0.27)	(0.32)	(0.27)
Net Asset Value, End of Period	$38.06	$41.82	$20.76	$25.88	$26.17
Total Return	-6.57%	102.70%	-18.72%	0.20%	6.69	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$831,675	$271,840	$14,534	$50,474	$5,233

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.59%	0.59%	0.59%	0.59	%(d)
Net Investment Income (Loss) to Average Net Assets	1.70%	0.33%	1.11%	1.21%	1.25	%(d)
Portfolio Turnover Rate (e)	133%	123%	128%	123%	97	%(c)

(a)	Commencement of operations on June 16, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Period	$31.95	$20.99	$27.08	$28.91	$25.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	1.03	0.66	0.74	0.85	0.60
Net Realized and Unrealized Gain (Loss) on Investments (f)	(2.43)	10.98	(6.05)	(2.01)	3.53
Total from Investment Operations	(1.40)	11.64	(5.31)	(1.16)	4.13

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.87)	(0.68)	(0.78)	(0.67)	(0.31)
Total Distributions	(0.87)	(0.68)	(0.78)	(0.67)	(0.31)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.01	0.00 (g)	—	—	—
Net Asset Value, End of Period	$29.69	$31.95	$20.99	$27.08	$28.91
Total Return	-4.48%	56.41%	-20.04%	-3.92%	16.48	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$111,346	$20,769	$20,991	$33,844	$20,235

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65	%(d)
Net Investment Income (Loss) to Average Net Assets	3.28%	2.52%	2.96%	3.18%	2.42	%(d)
Portfolio Turnover Rate (e)	71%	83%	149%	80%	25	%(c)

(a)	Commencement of operations on June 16, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(g)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows Growth ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$36.21	$22.89	$24.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.04	0.14	0.28
Net Realized and Unrealized Gain (Loss) on Investments (f)	(0.75)	13.37	(1.90)
Total from Investment Operations	(0.71)	13.51	(1.62)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.04)	(0.19)	(0.27)
Distributions from Return of Capital	(0.02)	—	—
Total Distributions	(0.06)	(0.19)	(0.27)
Net Asset Value, End of Period	$35.44	$36.21	$22.89
Total Return	-1.98%	59.29%	-6.52	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$8,859	$3,621	$1,144

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.10%	0.43%	1.16	%(d)
Portfolio Turnover Rate (e)	76%	170%	166	%(c)

(a)	Commencement of operations on May 2, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$25.94	$19.11	$24.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	1.36	0.72	1.05
Net Realized and Unrealized Gain (Loss) on Investments (f)	(4.03)	6.91	(4.81)
Total from Investment Operations	(2.67)	7.63	(3.76)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(1.14)	(0.85)	(2.08)
Total Distributions	(1.14)	(0.85)	(2.08)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.01	0.05	0.00
Net Asset Value, End of Period	$22.14	$25.94	$19.11
Total Return	-10.67%	41.19%	-16.76	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$11,070	$3,891	$956

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.71%	0.70%	0.70	%(d)
Net Investment Income (Loss) to Average Net Assets	5.50%	3.12%	4.43	%(d)
Portfolio Turnover Rate (e)	97%	109%	144	%(c)

(a)	Commencement of operations on May 2, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Cash Cows Fund of Funds ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$33.44	$20.83	$25.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)(c)	0.79	0.55	0.53
Net Realized and Unrealized Gain (Loss) on Investments (h)	—	12.56	(4.46)
Total from Investment Operations	0.79	13.11	(3.93)

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.79)	(0.50)	(0.55)
Return of Capital	—	—	(0.00	)(i)
Total Distributions	(0.79)	(0.50)	(0.55)
Net Asset Value, End of Period	$33.44	$33.44	$20.83
Total Return	2.29%	63.73%	-15.71	%(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$8,361	$1,672	$1,041

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets (f)	0.16%	0.15%	0.15	%(e)
Net Investment Income (Loss) to Average Net Assets (f)	2.27%	2.09%	2.27	%(e)
Portfolio Turnover Rate (g)	26%	9%	2	%(d)

(a)	Commencement of operations on May 3, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)

Recognition of net investment income by the Fund is affected by the timing of the delcaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include the net investment income of the underlying companies in which the Fund invests.

(d)	Not annualized.
(e)	Annualized.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Excludes the impact of in-kind transactions.
(h)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(i)	Less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Period	$32.10	$23.92	$25.02	$25.02	$25.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.26	0.14	0.33	0.38	0.10
Net Realized and Unrealized Gain (Loss) on Investments (f)	(1.94)	8.20	(1.10)	(0.01)	(0.05)
Total from Investment Operations	(1.68)	8.34	(0.77)	0.37	0.05

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.26)	(0.16)	(0.33)	(0.37)	(0.05)
Total Distributions	(0.26)	(0.16)	(0.33)	(0.37)	(0.05)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	— (g)	—	—	—	—
Net Asset Value, End of Period	$30.16	$32.10	$23.92	$25.02	$25.02
Total Return	-5.30%	35.00%	-3.04%	1.43%	0.23	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$33,172	$48,143	$51,428	$110,078	$62,539

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.61%	0.60%	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.79%	0.53%	1.38%	1.52%	1.04	%(d)
Portfolio Turnover Rate (e)	448%	227%	676%	542%	131	%(c)

(a)	Commencement of operations on December 11, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(g)	Less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$42.12	$30.09	$29.42	$24.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.78	0.63	0.77	0.65
Net Realized and Unrealized Gain (Loss) on Investments (f)	5.48	12.08	0.52	4.61
Total from Investment Operations	6.26	12.71	1.29	5.26

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.57)	(0.58)	(0.61)	(0.67)
Return of Capital	—	(0.10)	—	—
Long-Term Capital Gain	—	—	(0.01)	—
Total Distributions	(0.57)	(0.68)	(0.62)	(0.67)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.01	0.00 (g)	—	—
Net Asset Value, End of Period	$47.82	$42.12	$30.09	$29.42
Total Return	14.88%	42.70%	4.38%	21.62	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$384,990	$200,086	$48,147	$7,356

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.61%	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	1.60%	1.75%	2.40%	2.60	%(d)
Portfolio Turnover Rate (e)	43%	13%	29%	36	%(c)

(a)	Commencement of operations on May 14, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(g)	Less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$38.48	$33.27	$28.36	$24.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.32	0.36	0.54	0.39
Net Realized and Unrealized Gain (Loss) on Investments (f)	(0.91)	5.39	4.92	3.93
Total from Investment Operations	(0.59)	5.75	5.46	4.32

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.33)	(0.37)	(0.49)	(0.44)
Long-Term Capital Gain	(0.06)	0.00	0.00	(0.01)
Return of Capital	0.00	(0.17)	(0.06)	(0.18)
Total Distributions	(0.39)	(0.54)	(0.55)	(0.63)
Net Asset Value, End of Period	$37.50	$38.48	$33.27	$28.36
Total Return	-1.63%	17.46%	19.50%	17.89	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,299,321	$1,119,810	$552,214	$22,691

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.62%	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.81%	1.02%	1.70%	1.55	%(d)
Portfolio Turnover Rate (e)	23%	30%	28%	27	%(c)

(a)	Commencement of operations on May 15, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$37.16	$25.23	$28.16	$25.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.34	0.26	0.50	0.25
Net Realized and Unrealized Gain (Loss) on Investments (g)	(2.21)	11.95	(3.00)	3.11
Total from Investment Operations	(1.87)	12.21	(2.50)	3.36

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.34)	(0.28)	(0.43)	(0.21)
Total Distributions	(0.34)	(0.28)	(0.43)	(0.21)
Net Asset Value, End of Period	$34.95	$37.16	$25.23	$28.16
Total Return (f)	-5.11%	48.66%	-8.80%	13.67	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$80,388	$66,883	$60,554	$7,040

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.89%	0.89%	1.75%	1.23	%(d)
Portfolio Turnover Rate (e)	225%	217%	225%	262	%(c)

(a)	Commencement of operations on July 23, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)	Total Return was calculated using the traded NAV due to the rebalancing of the portfolio at April 30, 2022, 2021, 2020 and 2019.
(f)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(g)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer CSOP FTSE China A50 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020 (a)		For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Net Asset Value, Beginning of Period	$22.74	$16.18	$16.85		$15.30	$16.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.31	0.36	(0.07)		0.31	0.31
Net Realized and Unrealized Gain (Loss) on Investments (f)	(5.33)	6.54	0.15		1.48	(0.59)
Total from Investment Operations	(5.02)	6.90	0.08		1.79	(0.28)

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.37)	(0.33)	(0.71)		(0.24)	(1.16)
Return of Capital	(0.01)	(0.01)	(0.04)		—	—
Total Distributions	(0.38)	(0.34)	(0.75)		(0.24)	(1.16)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.05	0.00 (g)	—		—	—
Net Asset Value, End of Period	$17.39	$22.74	$16.18		$16.85	$15.30
Total Return	-22.15%	42.73%	0.14	%(c)	12.05%	-2.34%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$6,188	$10,367	$8,992		$12,740	$9,269

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.71%	0.70%	0.70	%(d)	0.70%	0.70%
Net Investment Income (Loss) to Average Net Assets	1.49%	1.73%	-0.66	%(d)	1.97%	1.84%
Portfolio Turnover Rate (e)	59%	32%	193	%(c)	45%	20%

(a)	For the period October 1, 2019 to April 30, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer BioThreat Strategy ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021 (a)
Net Asset Value, Beginning of Period	$30.05	$24.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.22	0.16
Net Realized and Unrealized Gain (Loss) on Investments (f)	(1.52)	5.53
Total from Investment Operations	(1.30)	5.69

LESS DISTRIBUTIONS:
Distributions from:	(0.24)	(0.15)
Net Investment Income	—	—	(g)
Return of Capital	(0.24)	(0.15)
Net Asset Value, End of Period	$28.51	$30.05
Total Return	-4.41%	23.23	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$5,702	$4,507

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.71%	0.70	%(d)
Net Investment Income (Loss) to Average Net Assets	0.69%	0.65	%(d)
Portfolio Turnover Rate (e)	17%	5	%(c)

(a)	Commencement of operations on June 24, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(g)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Alternator ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021 (a)
Net Asset Value, Beginning of Period	$40.74	$23.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.48	0.41
Net Realized and Unrealized Gain (Loss) on Investments (f)	2.36	17.16
Total from Investment Operations	2.84	17.57

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.43)	(0.41)
Total Distributions	(0.43)	(0.41)
Net Asset Value, End of Period	$43.15	$40.74
Total Return	6.97%	74.99	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$554,454	$130,353

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	1.09%	1.59	%(d)
Portfolio Turnover Rate (e)	722%	193	%(c)

(a)	Commencement of operations on June 24, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Midcap Multi-Factor Alternator ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021 (a)
Net Asset Value, Beginning of Period	$37.07	$23.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.20	0.07
Net Realized and Unrealized Gain (Loss) on Investments (f)	(4.87)	13.26
Total from Investment Operations	(4.67)	13.33

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.19)	(0.07)
Distributions from Return of Capital	(0.02)	(0.03)
Total Distributions	(0.21)	(0.10)
Net Asset Value, End of Period	$32.19	$37.07
Total Return	-12.66%	56.04	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$35,406	$35,219

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.61%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.55%	0.27	%(d)
Portfolio Turnover Rate (e)	529%	322	%(c)

(a)	Commencement of operations on June 24, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021 (a)
Net Asset Value, Beginning of Period	$37.61	$24.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.39	0.32
Net Realized and Unrealized Gain (Loss) on Investments (f)	(1.33)	13.14
Total from Investment Operations	(0.94)	13.46

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.33)	(0.27)
Total Distributions	(0.33)	(0.27)
Net Asset Value, End of Period	$36.34	$37.61
Total Return	-2.58%	55.41	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$267,095	$43,253

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.98%	1.19	%(d)
Portfolio Turnover Rate (e)	434%	304	%(c)

(a)	Commencement of operations on June 24, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019 (a)
Net Asset Value, Beginning of Period	$40.41	$25.15	$25.97	$24.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.12	0.14	0.16	0.09
Net Realized and Unrealized Gain (Loss) on Investments (f)	(2.13)	15.27	(0.82)	0.98
Total from Investment Operations	(2.01)	15.41	(0.66)	1.07

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.12)	(0.15)	(0.16)	(0.08)
Distribution from Return of Capital	(0.01)	—	—	—
Total Distributions	(0.13)	(0.15)	(0.16)	(0.08)
Net Asset Value, End of Period	$38.27	$40.41	$25.15	$25.97
Total Return	-5.00%	61.47%	-2.53%	4.33	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$3,827	$2,021	$1,257	$1,298

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.61%	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.29%	0.43%	0.61%	0.50	%(d)
Portfolio Turnover Rate (e)	79%	111%	79%	55	%(c)

(a)	Commencement of operations on July 23, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Period Ended April 30, 2022(a)		For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Net Asset Value, Beginning of Period	$48.90		$46.52	$48.73	$48.87	$49.35	$48.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	1.47		1.47	1.90	2.10	1.78	1.73
Net Realized and Unrealized Gain (Loss) on Investments (f)	(1.29)		2.47	(2.20)	(0.15)	(0.63)	0.58
Total from Investment Operations	0.18		3.94	(0.30)	1.95	1.15	2.31

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(1.32)		(1.56)	(1.91)	(2.09)	(1.63)	(1.69)
Total Distributions	(1.32)		(1.56)	(1.91)	(2.09)	(1.63)	(1.69)
Net Asset Value, End of Period	$47.76		$48.90	$46.52	$48.73	$48.87	$49.35
Total Return	0.34	%(c)	8.63%	-0.70%	4.09%	2.36%	4.78%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$81,663		$31,788	$27,911	$29,240	$29,323	$27,143

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.62%		0.68%	1.06%	1.63%	1.62%	1.39%
Expenses to Average Net Assets After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	N/A		0.86%	1.10%	1.10%	1.10%	1.10%
Net Investment Income (Loss) to Average Net Assets	3.63%		3.04%	3.98%	4.31%	3.61%	3.49%
Portfolio Turnover Rate (e)	37	%(c)	35%	48%	70%	73%	52%

(a)	For the period ended July 1, 2021 to April 30, 2022. See Note 1 to Financial Statements.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Year Ended April 30, 2022 (a)
Net Asset Value, Beginning of Period	$40.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.15
Net Realized and Unrealized Gain (Loss) on Investments (f)	(2.15)
Total from Investment Operations	(2.00)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.15)
Distributions from Return of Capital	(1.07)
Total Distributions	(1.22)
Net Asset Value, End of Period	$37.29
Total Return	-5.21	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,865

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.79	%(d)
Net Investment Income (Loss) to Average Net Assets	0.45	%(d)
Portfolio Turnover Rate (e)	57	%(c)

(a)	Commencement of operations on July 12, 2021.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f )

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Year Ended April 30, 2022 (a)
Net Asset Value, Beginning of Period	$34.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.12
Net Realized and Unrealized Gain (Loss) on Investments (f)	(1.73)
Total from Investment Operations	(1.61)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.10)
Distributions from Return of Capital	(1.30)
Total Distributions	(1.40)
Net Asset Value, End of Period	$31.64
Total Return	-5.00	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$55,055

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.79	%(d)
Net Investment Income (Loss) to Average Net Assets	0.42	%(d)
Portfolio Turnover Rate (e)	7	%(c)

(a)	Commencement of operations on July 12, 2021.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f )

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022

NOTE 1 – ORGANIZATION

Pacer Funds Trust (the “Trust”), a Delaware statutory trust organized on August 12, 2014. USAI, PSCX, PSMD, PSFD, PSFF, PSCW, PSMR, PSFM, PSCJ, PSMJ, PSFJ, PSCQ, PSMO, PSFO, ODDS and BULD’s fiscal year end is October 31st and as such are not included in these financial statements. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust currently consists of multiple operational series, of which are covered in this report, individually the (“Fund”) or collectively the (“Funds”).

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”), Nasdaq Stock Market LLC (“Nasdaq”), or the NYSE Arca, Inc. (“NYSE”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 50,000 shares except PTBD which generally consist of 100,000 shares, TRPL which generally consist of 25,000 shares, QDPL which generally consist of 305,000 shares and FLRT which generally consist of 20,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased directly from or redeemed directly to a Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Pacer Financial, Inc. (the “Distributor”). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Pacific Global Senior Loan ETF (FLRT or the “Predecessor Fund”) is the successor to interest and has the same investment objective that was included as a series of another investment company, Pacific Global ETF Trust, and that was advised by Pacific Global Advisors LLC and Sub-Advised by Pacific Asset Management LLC. On October 20, 2021, the shareholders of the Predecessor Fund approved the tax-free reorganization of the Predecessor Fund with and into Pacer Pacific Asset Floating Rate High Income ETF, and effective as of the close of business on October 22, 2021, the assets and liabilities of the Predecessor Fund were transferred to the Trust in exchange for shares of Pacer Pacific Asset Floating Rate High Income ETF. For financial reporting purposes, assets received and shares issued by FLRT were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of FLRT’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Costs incurred by Pacer Pacific Asset Floating Rate High Income ETF in connection with the reorganization were paid by the Adviser. The fiscal year end of the Predecessor Fund was June 30. The reporting period ended April 30, 2022 for FLRT is July 1, 2021 through April 30, 2022. Operations prior to October 25, 2021 were for the Predecessor Fund. The net assets were $36,716,030, including $47,406 of net unrealized appreciation, $24,639 of undistributed (accumulated) net investment income, and ($649,269) of undistributed (accumulated) net realized loss and shares outstanding were 750,000, all of which were transferred into the Trust at NAV at the close of business on October 22, 2021.

The Funds each currently offer one class of Shares, which have no front end sales loads, no deferred sales charges, and no redemption fees. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. Below are the charges for the standard fixed creation fee, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction for the Funds, except AFTY which may charge up to a maximum of 8% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by each Fund are displayed in the Capital Share Transaction section of the Statement of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges with respect to such Fund.

Fund Name	Ticker	Commencement of Operations	Exchange	Transaction Fees
Pacer Trendpilot® US Large Cap ETF	PTLC	June 11, 2015	Cboe	$500	*
Pacer Trendpilot® US Mid Cap ETF	PTMC	June 11, 2015	Cboe	500	*
Pacer Trendpilot® 100 ETF	PTNQ	June 11, 2015	Cboe	300
Pacer Trendpilot® European Index ETF	PTEU	December 14, 2015	Cboe	2,000	*
Pacer Trendpilot® International ETF	PTIN	May 2, 2019	NYSE	8,000	*
Pacer Trendpilot® US Bond ETF	PTBD	October 22, 2019	NYSE	500	*

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

Fund Name	Ticker	Commencement of Operations	Exchange	Transaction Fees
Pacer Trendpilot® Fund of Funds ETF	TRND	May 3, 2019	NYSE	$300
Pacer Global Cash Cows Dividend ETF	GCOW	February 22, 2016	Cboe	1,500
Pacer US Cash Cows 100 ETF	COWZ	December 16, 2016	Cboe	300
Pacer US Small Cap Cash Cows 100 ETF	CALF	June 16, 2017	Cboe	300
Pacer Developed Markets International Cash Cows 100 ETF	ICOW	June 16, 2017	Cboe	1,500
Pacer US Cash Cows Growth ETF	BUL	May 2, 2019	NYSE	300
Pacer Emerging Markets Cash Cows 100 ETF	ECOW	May 2, 2019	Nasdaq	1,750
Pacer Cash Cows Fund of Funds ETF	HERD	May 3, 2019	Nasdaq	300
Pacer WealthShield ETF	PWS	December 11, 2017	Cboe	500
Pacer Benchmark Industrial Real Estate SCTRSM ETF	INDS	May 14, 2018	NYSE	300
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	SRVR	May 15, 2018	NYSE	300
Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index ETF	SZNE	July 23, 2018	NYSE	500
Pacer CSOP FTSE China A50 ETF	AFTY	March 10, 2015	NYSE	300
Pacer BioThreat Strategy ETF	VIRS	June 24, 2020	Cboe	300
Pacer Lunt Large Cap Alternator ETF	ALTL	June 24, 2020	NYSE	300
Pacer Lunt Midcap Multi-Factor Alternator ETF	PAMC	June 24, 2020	NYSE	300
Pacer Lunt Large Cap Multi-Factor Alternator ETF	PALC	June 24, 2020	NYSE	300
Pacer US Export Leaders ETF	PEXL	July 23, 2018	NYSE	300
Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF	TRPL	July 12, 2021	NYSE	300
Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF	QDPL	July 12, 2021	NYSE	300
Pacer Pacific Asset Floating Rate High Income ETF	FLRT	February 18, 2015	NYSE	300

*

For the PTLC, PTMC, PTNQ, PTEU, and PTIN, the standard fixed creation transaction fee is $300 when the Deposit Securities include only U.S. Treasury bills. For PTBD, the standard fixed creation transaction fee is $300 when the Deposit Securities include only U.S. Treasury bills.

The investment objectives of the Funds are to seek to track the total return performance, before fees and expenses, of the following indexes, respectively.

Ticker	Index	Diversification
PTLC	Pacer Trendpilot® US Large Cap Index	Diversified
PTMC	Pacer Trendpilot® US Mid-Cap Index	Diversified
PTNQ	Pacer NASDAQ-100 Trendpilot® Index	Non-Diversified
PTEU	Pacer Trendpilot® European Index	Diversified
PTIN	Pacer Trendpilot® International Index	Diversified
PTBD	Pacer Trendpilot® US Bond Index	Diversified
TRND	Pacer Trendpilot Fund of Funds Index	Diversified
GCOW	Pacer Global Cash Cows High Dividends 100 Index	Diversified
COWZ	Pacer US Cash Cows 100 Index	Diversified
CALF	Pacer US Small Cap Cash Cows Index	Diversified
ICOW	Pacer Developed Markets International Cash Cows 100 Index	Diversified
BUL	Pacer US Cash Cows Growth Index	Non-Diversified
ECOW	Pacer Emerging Markets Cash Cows 100 Index	Non-Diversified
HERD	Pacer Cash Cows Fund of Funds Index	Non-Diversified
PWS	Pacer WealthShield Index	Non-Diversified
INDS	Kelly Industrial Real Estate Index	Non-Diversified
SRVR	Kelly Data Center & Tech Infrastructure Index	Non-Diversified
SZNE	Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index	Non-Diversified
AFTY	FTSE China A50 Net Total Return Index	Diversified
VIRS	LifeSci BioThreat Strategy Index	Non-Diversified
ALTL	Lunt Capital U.S. Large Cap Equity Rotation Index	Non-Diversified
PAMC	Lunt Capital U.S. MidCap Multi-Factor Rotation Index	Non-Diversified

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

Ticker	Index	Diversification
PALC	Lunt Capital U.S. Large Cap Multi-Factor Rotation Index	Non-Diversified
PEXL	US Export Leaders Index	Non-Diversified
TRPL	Metaurus US Large Cap Dividend Multiplier Index – Series 300	Non-Diversified
QDPL	Metaurus US Large Cap Dividend Multiplier Index – Series 400	Non-Diversified

The investment objective of FLRT is to seek to provide a high level of current income. FLRT is a non-diversified Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2022:

PTLC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Short-Term Investments	$303,238,097	$885,388,126	$—	$—	1,188,626,223
Investments Purchased with Proceeds from Securities Lending	—	—	—	9,260,305	9,260,305
Total Investments in Securities	$303,238,097	$885,388,126	$—	$9,260,305	$1,197,886,528

^	See Schedule of Investments for industry breakouts.

PTMC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Short-Term Investments	$282,122,221	$159,984,133	$—	$—	442,106,354
Total Investments in Securities	$282,122,221	$159,984,133	$—	$—	$442,106,354

^	See Schedule of Investments for industry breakouts.

PTNQ

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Short-Term Investments	$15,943,812	$673,218,612	$—	$—	689,162,424
Investments Purchased with Proceeds from Securities Lending	—	—	—	102,000,000	102,000,000
Total Investments in Securities	$15,943,812	$673,218,612	$—	$102,000,000	$791,162,424

^	See Schedule of Investments for industry breakouts.

PTEU

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$5,029	$—	$34,030	$—	$39,059
Short-Term Investments	5,551,951	39,985,443	—	—	45,537,394
Total Investments in Securities	$5,556,980	$39,985,443	$34,030	$—	$45,576,453

^	See Schedule of Investments for country breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

PTEU(a)	Balance as of 4/30/2021	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 4/30/2022
Common Stocks	$ 7,265	$ —	$ (889)	$ —	$ —	$ 27,654	$ —	$ 34,030

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

PTEU	Fair Value as of 4/30/2022	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Common Stocks	$6,376	Last Trade Price	Stale Data	4.80 EUR
Common Stocks	$27,654	US Line	Delisting	6.5599 EUR

(a)	Table presents information for two securities: FF Group, which has been valued at 4.80 EUR throughout the period and TechnipFMC PLC which has been valued between 5.6224 - 8.1988 EUR.

PTIN

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$20,775	$—	$—	$—	$20,775
Preferred Stocks	647	—	—	—	647
Short-Term Investments	6,965,347	59,890,967	—	—	66,856,314
Investments Purchased with Proceeds from Securities Lending	—	—	—	3,876,193	3,876,193
Total Investments in Securities	$6,986,769	$59,890,967	$—	$3,876,193	$70,753,929

^	See Schedule of Investments for country breakouts.

PTBD

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Corporate Bonds	$—	$936,810,146	$—	$—	$936,810,146
Short-Term Investments	748,880	—	—	—	748,880
Investments Purchased with Proceeds from Securities Lending	—	—	—	83,712,043	83,712,043
Total Investments in Securities	$748,880	$936,810,146	$—	$83,712,043	$1,021,271,069

^	See Schedule of Investments for industry breakouts.

TRND

Description	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Affiliated Exchange Traded Funds	$63,831,438	$—	$—	$—	$63,831,438
Short-Term Investments	144,139	—	—	—	144,139
Total Investments in Securities	$63,975,577	$—	$—	$—	$63,975,577

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

GCOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$348,435,512	$—	$—	$—	$348,435,512
Short-Term Investments	1,616,516	—	—	—	1,616,516
Investments Purchased with Proceeds from Securities Lending	—	—	—	53,099,720	53,099,720
Total Investments in Securities	$350,052,028	$—	$—	$53,099,720	$403,151,748

^	See Schedule of Investments for country breakouts.

COWZ

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$4,399,885,551	$—	$—	$—	$4,399,885,551
Real Estate Investment Trusts	139,390,118	—	—	—	139,390,118
Short-Term Investments	13,434,058	—	—	—	13,434,058
Investments Purchased with Proceeds from Securities Lending	—	—	—	495,833,899	495,833,899
Total Investments in Securities	$4,552,709,727	$—	$—	$495,833,899	$5,048,543,626

^	See Schedule of Investments for industry breakouts.

CALF

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$821,748,911	$—	$—	$—	$821,748,911
Real Estate Investment Trusts	8,669,085	—	—	—	8,669,085
Short-Term Investments	1,447,176	—	—	—	1,447,176
Investments Purchased with Proceeds from Securities Lending	—	—	—	252,673,651	252,673,651
Total Investments in Securities	$831,865,172	$—	$—	$252,673,651	$1,084,538,823

^	See Schedule of Investments for industry breakouts.

ICOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$110,059,017	$—	$—	$—	$110,059,017
Short-Term Investments	553,266	—	—	—	553,266
Investments Purchased with Proceeds from Securities Lending	—	—	—	11,911,218	11,911,218
Total Investments in Securities	$110,612,283	$—	$—	$11,911,218	$122,523,501

^	See Schedule of Investments for country breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

BUL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$8,841,971	$—	$—	$—	$8,841,971
Short-Term Investments	17,701	—	—	—	17,701
Investments Purchased with Proceeds from Securities Lending	—	—	—	2,339,820	2,339,820
Total Investments in Securities	$8,859,672	$—	$—	$2,339,820	$11,199,492

^	See Schedule of Investments for industry breakouts.

ECOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$10,139,865	$—	$—	$—	$10,139,865
Preferred Stocks	797,650	—	—	—	797,650
Short-Term Investments	57,337	—	—	—	57,337
Investments Purchased with Proceeds from Securities Lending	—	—	—	422,385	422,385
Total Investments in Securities	$10,994,852	$—	$—	$422,385	$11,417,237

^	See Schedule of Investments for country breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

ECOW	Balance as of 4/30/2021	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 4/30/2022
Common Stocks	$ —	$ —	$ —	$ —	$ —	$ —	$ 0	$ 0

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

ECOW	Fair Value as of 4/30/2022	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Common Stocks	$0	Market comparable companies	Discount for lack of marketability	$0.00

*	Table presents information for eleven securities, which due to the Russian foreign exchange restrictions are not actively traded.

HERD

Description	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Affiliated Exchange Traded Funds	$8,352,352	$—	$—	$—	$8,352,352
Short-Term Investments	9,320	—	—	—	9,320
Total Investments in Securities	$8,361,672	$—	$—	$—	$8,361,672

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

PWS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$26,863,433	$—	$—	$—	$26,863,433
Real Estate Investment Trusts	6,277,439	—	—	—	6,277,439
Contingent Value Rights	—	—	2,886	—	2,886
Short-Term Investments	31,319	—	—	—	31,319
Investments Purchased with Proceeds from Securities Lending	—	—	—	5,654,273	5,654,273
Total Investments in Securities	$33,172,191	$—	$2,886	$5,654,273	$38,829,350

^	See Schedule of Investments for industry breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

PWS(a)	Balance as of 4/30/2021	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 4/30/2022
Contingent Value Rights	$ 2,886	$ —	$ —	$ —	$ —	$ —	$ —	$ 2,886

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

PWS	Fair Value as of 4/30/2022	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Contingent Value Rights	$2,886	Acquisition Price	Stale Data	$0.46

(a)	Table presents information for one security, which has been valued at $0.46 throughout the period.

INDS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$35,557,509	$—	$—	$—	$35,557,509
Real Estate Investment Trusts	348,500,899	—	—	—	348,500,899
Short-Term Investments	770,813	—	—	—	770,813
Investments Purchased with Proceeds from Securities Lending	—	—	—	64,909,177	64,909,177
Total Investments in Securities	$384,829,221	$—	$—	$64,909,177	$449,738,398

^	See Schedule of Investments for industry breakouts.

SRVR

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$300,922,574	$—	$—	$—	$300,922,574
Real Estate Investment Trusts	995,203,422	—	—	—	995,203,422
Short-Term Investments	3,847,469	—	—	—	3,847,469
Investments Purchased with Proceeds from Securities Lending	—	—	—	111,785,245	111,785,245
Total Investments in Securities	$1,299,973,465	$—	$—	$111,785,245	$1,411,758,710

^	See Schedule of Investments for industry breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

SZNE

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$80,178,306	$—	$—	$—	$80,178,306
Short-Term Investments	86,173	—	—	—	86,173
Investments Purchased with Proceeds from Securities Lending	—	—	—	13,218,029	13,218,029
Total Investments in Securities	$80,264,479	$—	$—	$13,218,029	$93,482,508

^	See Schedule of Investments for industry breakouts.

AFTY

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$6,165,752	$—	$—	$—	$6,165,752
Short-Term Investments	15,902	—	—	—	15,902
Total Investments in Securities	$6,181,654	$—	$—	$—	$6,181,654

^	See Schedule of Investments for industry breakouts.

VIRS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$5,695,868	$—	$—	$—	$5,695,868
Short-Term Investments	4,942	—	—	—	4,942
Investments Purchased with Proceeds from Securities Lending	—	—	—	1,781,714	1,781,714
Total Investments in Securities	$5,700,810	$—	$—	$1,781,714	$7,482,524

^	See Schedule of Investments for industry breakouts.

ALTL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$502,758,499	$—	$—	$—	$502,758,499
Real Estate Investment Trusts	50,849,622	—	—	—	50,849,622
Short-Term Investments	542,375	—	—	—	542,375
Investments Purchased with Proceeds from Securities Lending	—	—	—	28,979,067	28,979,067
Total Investments in Securities	$554,150,496	$—	$—	$28,979,067	$583,129,563

^	See Schedule of Investments for industry breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

PAMC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$34,830,716	—	—	—	$34,830,716
Real Estate Investment Trusts	525,917	—	—	—	525,917
Short-Term Investments	55,745	—	—	—	55,745
Investments Purchased with Proceeds from Securities Lending	—	—	—	11,051,037	11,051,037
Total Investments in Securities	$35,412,378	$—	$—	$11,051,037	$46,463,415

^	See Schedule of Investments for industry breakouts.

PALC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$265,952,265	$—	$—	$—	$265,952,265
Real Estate Investment Trusts	496,518	—	—	—	496,518
Short-Term Investments	480,606	—	—	—	480,606
Investments Purchased with Proceeds from Securities Lending	—	—	—	37,084,238	37,084,238
Total Investments in Securities	$266,929,389	$—	$—	$37,084,238	$304,013,627

^	See Schedule of Investments for industry breakouts.

PEXL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$3,781,958	$—	$—	$—	$3,781,958
Real Estate Investment Trusts	41,707	—	—	—	41,707
Short-Term Investments	4,805	—	—	—	4,805
Investments Purchased with Proceeds from Securities Lending	—	—	—	893,073	893,073
Total Investments in Securities	$3,828,470	$—	$—	$893,073	$4,721,543

^	See Schedule of Investments for industry breakouts.

TRPL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$1,673,621	$—	$—	$—	$1,673,621
Real Estate Investment Trusts	48,484	—	—	—	48,484
Short-Term Investments	46,365	—	—	—	46,365
Total Investments in Securities	$1,768,470	$—	$—	$—	$1,768,470

Other Financial Instruments (a)
Futures Contracts	$(5,367)	$—	$—	$—	$(5,367)

^	See Schedule of Investments for industry breakouts.

(a)

Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts which are reflected at the unrealized appreciation/(depreciation) on the instrument.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

QDPL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$47,009,800	$—	$—	$—	$47,009,800
Real Estate Investment Trusts	1,375,393	—	—	—	1,375,393
Short-Term Investments	2,343,261	1,478,619	—	—	3,821,880
US Government Notes/Bonds	—	1,469,531	—	—	1,469,531
Total Investments in Securities	50,728,454	2,948,150	—	—	$53,676,604

Other Financial Instruments (a)
Futures Contracts	$(234,793)	$—	$—	$—	$(234,793)

^	See Schedule of Investments for industry breakouts.

(a)

Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts which are reflected at the unrealized appreciation/(depreciation) on the instrument.

FLRT

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Bank Loans	$—	$44,121,760	$—	$—	$44,121,760
Corporate Bonds	—	8,248,205	—	—	8,248,205
Asset-Backed Securities	—	27,913,537	—	—	27,913,537
Closed-End Funds	24,898	—	—	—	24,898
Short-Term Investments	9,994,728	—	—	—	9,994,728
Total Investments in Securities	$10,019,626	$80,283,502	$—	$—	$90,303,128

^ See Schedule of Investments for industry breakouts.

B.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.

Federal Income Taxes. The Funds have complied and intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the fiscal period/year ended April 30, 2022, the Funds did not have any tax positions that did not meet the “more-likely- than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal period/year ended April 30, 2022, the Funds did not have liabilities for any unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. Management has analyzed each of the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019-2021) or expected to be taken in each of the Fund’s 2022 tax returns. During the year/period ended April 30, 2022, the Funds did not incur any interest or penalties.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are computed on the basis of highest amortized cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REIT”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income for PTLC, PTMC, PTNQ, PTEU, PTIN, TRND, and AFTY, are declared and paid on an annual basis. GCOW, COWZ, CALF, ICOW, PWS, PEXL, INDS, SRVR, SZNE, BUL, ECOW, HERD, PTBD, VIRS, ALTL, PAMC, PALC, TRPL and QDPL are declared and paid on a quarterly basis. FLRT is declared and paid on a monthly basis. The net realized gains on securities normally are declared and paid on an annual basis for all Funds. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred.

I.

Reclassification of Capital Accounts. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal period/year ended April 30, 2022, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
PTLC	(424,859,325)	424,859,325
PTMC	(47,080,888)	47,080,888
PTNQ	(115,946,441)	115,946,441
PTEU	(333,007)	333,007
PTIN	(14,509,524)	14,509,524
PTBD	(12,354,230)	12,354,230
TRND	(583,509)	583,509
GCOW	(8,060,321)	8,060,321
COWZ	(119,756,133)	119,756,133
CALF	(30,604,251)	30,604,251
ICOW	(881,143)	881,143
BUL	(932,219)	932,219
ECOW	(157,472)	157,472
HERD	(212,885)	212,885
PWS	(6,586,585)	6,586,585

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
INDS	(29,026,660)	29,026,660
SRVR	(90,466,164)	90,466,164
SZNE	(154,535)	154,535
AFTY	2,676	(2,676)
VIRS	(556,553)	556,553
ALTL	(76,074,041)	76,074,041
PAMC	(5,660,154)	5,660,154
PALC	(14,604,996)	14,604,996
PEXL	(352,539)	352,539
TRPL	(45,644)	45,644
QDPL	1,275,430	(1,275,430)
FLRT	—	—

During the fiscal year/period ended April 30, 2022, the Funds’ realized the following net capital gains/(losses) resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid- in-capital.

PTLC	$425,464,379
PTMC	47,052,055
PTNQ	133,074,735
PTEU	862,772
PTIN	14,922,002
PTBD	15,528,274
TRND	627,315
GCOW	8,296,440
COWZ	122,848,890
CALF	37,606,314
ICOW	881,143
BUL	(841,357)
ECOW	210,906
HERD	213,706
PWS	6,611,900
INDS	29,746,781
SRVR	94,280,539
SZNE	166,594
AFTY	—
VIRS	568,961
ALTL	78,914,614
PAMC	6,294,585
PALC	15,371,108
PEXL	378,356
TRPL	99,468
QDPL	—
FLRT	—	(a)

(a)	For the period ended July 1, 2021 to April 30, 2022.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Pacer Advisors, Inc. (“the Adviser”) serves as the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser bears the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary management fee. For services provided to the Funds, the Funds pay the Adviser at the following annual rates based on each Fund’s average daily net assets:

Annual Rate of Average Daily Net Assets
PTLC	0.60%
PTMC	0.60%
PTNQ	0.65%
PTEU	0.65%
PTIN	0.65%
PTBD	0.60%
TRND	0.15%
GCOW	0.60%
COWZ	0.49%
CALF	0.59%
ICOW	0.65%
BUL	0.60%
ECOW	0.70%
HERD	0.15%
PWS	0.60%
INDS	0.60%
SRVR	0.60%
SZNE	0.60%
AFTY	0.70%
VIRS	0.70%
ALTL	0.60%
PAMC	0.60%
PALC	0.60%
PEXL	0.60%
TRPL	0.79%
QDPL	0.79%
FLRT*	0.60%

For the period July 1, 2021 to October 22, 2021, the Predecessor Fund was obligated to pay Pacific Global Advisors LLC 0.68% at an annual rate of average daily net assets.*

The Adviser has overall responsibility for overseeing the investment of the Funds’ assets, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. Vident Investment Advisory, LLC (“Vident”) serves as the sub- adviser to PTBD, CSOP serves as the sub-adviser to AFTY, Metaurus Advisors, LLC, (“Metaurus”) serves as the sub-adviser to TRPL and QDPL and Pacific Asset Management LLC (“Pacific Asset”) serves as the sub-adviser to FLRT. Each sub-adviser has responsibility for selecting and continuously monitoring their respective Fund(s) investments. Sub-Advisory fees earned by Vident, CSOP, Metaurus and Pacific Asset are paid by the Adviser.

Pursuant to a Sub-Advisory Agreement between the Adviser and CSOP (the “Sub-Advisory Agreement”), CSOP is responsible for trading portfolio securities on behalf of AFTY, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of AFTY’s respective Index, subject to the supervision of the Adviser and the Board. For the services it provides to AFTY, CSOP is compensated by the Adviser from the management fees paid by AFTY to the Adviser.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

Pursuant to a Sub-Advisory Agreement between the Adviser and Vident (the “Sub-Advisory Agreement”), Vident is responsible for trading portfolio securities on behalf of PTBD, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of PTBD’s respective Index, subject to the supervision of the Adviser and the Board. For the services it provides to PTBD, Vident is compensated by the Adviser from the management fees paid by PTBD to the Adviser.

Pusuant to a Sub-Advisory Agreement between the Adviser and Metaurus (the “Sub-Advisory Agreement”), Metaurus is responsible for trading portfolio securities on behalf of TRPL and QDPL, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of TRPL and QDPL respective Indexes, subject to the supervision of the Adviser and the Board. For the services it provides to TRPL and QDPL, Metaurus is compensated by the Adviser from the management fees paid by TRPL and QDPL to the Adviser.

Pursuant to a Sub-Advisory Agreement between the Adviser and the Pacific Asset (the “Sub-Advisory Agreement”), Pacific Asset is responsible for trading portfolio securities on behalf of FLRT, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. For the services it provides to FLRT, Pacific Asset is compensated by the Adviser from the management fees paid by FLRT to the Adviser.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser. The Funds did not pay any fees or commissions to the Distributor during the fiscal year/period ended April 30, 2022.

Certain officers and a Trustee of the Trust are affiliated with the Adviser and Distributor.

NOTE 4 – SERVICE AND CUSTODY AGREEMENTS

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”) doing business as U.S. Global Fund Services and a Custody Agreement with U.S. Bank, N.A. (the “Custodian”), an affiliate of Fund Services. Under these agreements, Fund Services and the Custodian provide certain transfer agency, administrative, accounting and custody services. The Custodian acts as securities lending agent (the “Securities Lending Agent”) for the Funds.

NOTE 5 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of April 30, 2022, the Funds in following table had loaned securities and received cash collateral for the loans. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable Net Asset Value (“NAV”) of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

During the year/period ended April 30, 2022, the Funds (excluding TRND, HERD, AFTY, TRPL, QDPL and FLRT) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations, as applicable.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

NOTE 6 – SECURED BORROWINGS

The following represents gross obligations for secured borrowings by remaining time to maturity as of April 30, 2022.

Securities Lending Transactions

Overnight and Continuous	Investments Purchased with Proceeds from Securities Lending Collateral*
PTLC	$9,260,305
PTNQ	102,000,000
PTIN	3,876,193
PTBD	83,712,043
TRND	—
GCOW	53,099,720
COWZ	495,833,899
CALF	252,673,651
ICOW	11,911,218
BUL	2,339,820
ECOW	422,385
PWS	5,654,273
INDS	64,909,177
SRVR	111,785,245
SZNE	13,218,029
VIRS	1,781,714
ALTL	28,979,067
PAMC	11,051,037
PALC	37,084,238
PEXL	893,073

*	Proceeds from securities lending (Investments Purchased with Proceeds from Securities Lending Collateral).

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

NOTE 7 – DERIVATIVES TRANSACTIONS

The Funds may enter into futures contracts to hedge various investments for risk management as well as speculative purposes. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking- to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Funds’ cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

The following table represents a summary of the value of derivative instruments as of April 30, 2022 and the effect of derivative instruments on the Statement of Assets and Liabilities as of April 30, 2022:

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

TRPL

Statement of Assets and Liabilities - Values of Derivative Instruments as of April 30, 2022

	Asset Derivatives
Derivatives	Location	Value
Equity Contracts - Futures	Deposit at Broker for Futures	($5,367)

The effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2022 is as follows:

Derivatives	Amount of Realized Gain on Derivatives Recognized in Income	Derivatives	Change in Unrealized Appreciation on Derivatives Recognized in Income
Equity Contracts - Futures	$1,435	Equity Contracts - Futures	($5,367)

QDPL

Statement of Assets and Liabilities - Values of Derivative Instruments as of April 30, 2022

	Asset Derivatives
Derivatives	Location	Value
Equity Contracts - Futures	Deposit at Broker for Futures	($234,793)

The effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2022 is as follows:

Derivatives	Amount of Realized Gain on Derivatives Recognized in Income	Derivatives	Change in Unrealized Appreciation on Derivatives Recognized in Income
Equity Contracts - Futures	$9,229	Equity Contracts - Futures	($234,793)

The average monthly notional value of long futures during the period ended April 30, 2022 in TRPL was $173,523. The average monthly notional value of long futures during the period ended April 30, 2022 in QDPL was $3,709,174.

NOTE 8 – OFFSETTING ASSETS AND LIABILITIES

The following is a summary of the Assets and Liabilities for each Fund subject to offsets as of April 30, 2022:

Assets

				Gross Amounts not offset in the Statement of Assets and Liabilities
Description / Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
TRPL
Futures Contracts
Morgan Stanley, LLC	$96,096	$—	$96,096	$96,096	$—	$—
QDPL
Futures Contracts
Morgan Stanley, LLC	1,374,060	—	1,374,060	1,374,060	—	—

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
PTLC
Securities Lending	$9,260,305	$—	$9,260,305	$9,260,305	$—	$—
PTNQ
Securities Lending	102,000,000	—	102,000,000	102,000,000	—	—
PTIN
Securities Lending	3,876,193	—	3,876,193	3,876,193	—	—
PTBD
Securities Lending	83,712,043	—	83,712,043	83,712,043	—	—
GCOW
Securities Lending	53,099,720	—	53,099,720	53,099,720	—	—
COWZ
Securities Lending	495,833,899	—	495,833,899	495,833,899	—	—
CALF
Securities Lending	252,673,651	—	252,673,651	252,673,651	—	—
ICOW
Securities Lending	11,911,218	—	11,911,218	11,911,218	—	—
BUL
Securities Lending	2,339,820	—	2,339,820	2,339,820	—	—
ECOW
Securities Lending	422,385	—	422,385	422,385	—	—
PWS
Securities Lending	5,654,273	—	5,654,273	5,654,273	—	—
INDS
Securities Lending	64,909,177	—	64,909,177	64,909,177	—	—
SRVR
Securities Lending	111,785,245	—	111,785,245	111,785,245	—	—
SZNE
Securities Lending	13,218,029	—	13,218,029	13,218,029	—	—
VIRS
Securities Lending	1,781,714	—	1,781,714	1,781,714	—	—
ALTL
Securities Lending	28,979,067	—	28,979,067	28,979,067	—	—
PAMC
Securities Lending	11,051,037	—	11,051,037	11,051,037	—	—
PALC
Securities Lending	37,084,238	—	37,084,238	37,084,238	—	—
PEXL
Securities Lending	893,073	—	893,073	893,073	—	—

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

NOTE 9 – INVESTMENT TRANSACTIONS

For the year/period ended April 30, 2022, the aggregate purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions, the in-kind transactions associated with creations and redemptions, and the long-term purchases and sales of U.S. Government Securities were as follows:

	Purchases	Sales	In-Kind Purchases	In-Kind Sales	U.S. Government Purchases	U.S. Government Sales
PTLC	$991,167,207	$2,594,646,931	$655,781,250	$1,009,722,368	—	—
PTMC	26,824,720	218,583,648	65,438,723	113,816,031	—	—
PTNQ	24,569,346	262,008,823	143,586,488	304,315,376	—	—
PTEU	2,766,609	48,287,019	—	4,977,657	—	—
PTIN	216,271,532	309,103,994	24,648,779	43,863,388	—	—
PTBD	7,437,005,293	7,453,614,300	1,035,627,085	733,647,918	3,926,019,007	3,866,960,196
TRND	2,873,360	2,921,438	27,410,044	2,975,966	—	—
GCOW	73,308,250	68,656,371	248,963,536	40,674,387	—	—
COWZ	1,774,830,347	1,755,744,199	4,439,329,462	394,293,409	—	—
CALF	740,071,928	733,354,934	796,246,788	145,383,265	—	—
ICOW	45,555,657	38,350,192	92,702,408	3,243,887	—	—
BUL	9,239,895	9,029,810	39,516,898	31,402,052	—	—
ECOW	11,909,399	8,355,677	8,134,167	2,611,048	—	—
HERD	1,032,365	1,073,440	10,587,899	3,379,309	—	—
PWS	185,868,669	194,514,850	33,131,038	36,477,671	57,780,242	56,792,697
INDS	135,574,882	137,411,759	269,385,921	96,689,292	—	—
SRVR	436,926,430	325,644,459	579,892,721	448,331,097	—	—
SZNE	183,223,401	182,790,052	22,746,257	3,647,614	—	—
AFTY	5,112,020	6,622,327	—	—	—	—
VIRS	1,056,454	1,036,900	6,406,598	4,555,577	—	—
ALTL	2,297,894,619	2,290,502,126	1,041,502,417	621,240,407	—	—
PAMC	207,285,798	207,417,850	68,694,037	62,658,595	—	—
PALC	668,636,427	665,071,799	1,074,023	119,860,546	—	—
PEXL	2,178,321	2,179,962	4,169,888	2,005,565	—	—
TRPL	1,924,714	98,159	967,524	975,864	—	—
QDPL	5,038,108	1,914,650	51,066,593	—	1,481,250	—
FLRT	66,670,525	15,753,352	—	—	—	—

NOTE 10 – TRANSACTIONS WITH AFFILIATED SECURITIES

The Pacer Cash Cows Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 ETF	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 Index	S&P Small Cap 600® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

HERD had the following transactions during the current fiscal period with affiliates:

	Share Activity
Security Name	Balance May 1, 2021	Purchases	Sales	Balance April 30, 2022
BUL	9,252	64,069	(29,156)	44,165
CALF	8,142	53,217	(18,404)	42,955
COWZ	7,989	54,733	(27,237)	35,485
GCOW	10,508	65,817	(22,654)	53,671
ICOW	10,384	66,761	(19,874)	57,271

Security Name	Value	Dividend Income	Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliate
BUL	$1,563,732	$1,855	$55,748	$(197,456)
CALF	1,633,579	17,198	65,861	(264,253)
COWZ	1,702,925	13,403	65,149	(51,052)
GCOW	1,759,872	35,885	(20,582)	14,888
ICOW	1,692,244	24,193	(618)	(153,964)
Total	8,352,352	92,534	165,559	(651,837)

The Pacer Trendpilot Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”). Each Trendpilot Index other than the Pacer Trendpilot US Bond Index (collectively, the “Trendpilot Equity Indexes”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Underlying Component” specified in the table below, (ii) 50% to the applicable Underlying Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Underlying Component and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Underlying Component is based on the total return version of such Underlying Component and reflects the reinvestment of dividends paid by the securities in such Underlying Component.

The Pacer Trendpilot US Bond Index (the “Trendpilot Bond Index”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the S&P U.S. High Yield Corporate Bond Index, (ii) 50% to the S&P U.S. High Yield Corporate Bond Index and 50% to the S&P U.S. Treasury Bond 7-10 Year Index or (iii) 100% to S&P U.S. Treasury Bond 7-10 Year Index, depending on the value of the S&P U.S. High Yield Corporate Bond Index divided by the value of the S&P U.S.Treasury Bond 7-10 Year Index (the “Risk Ratio”).

Weight	Trendpilot ETF	Trendpilot Index	Equity Component
20%	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Large Cap Index	S&P 500® Index
20%	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® US Mid Cap Index	S&P MidCap 400® Index
20%	Pacer Trendpilot® 100 ETF	Pacer NASDAQ-100 Trendpilot® Index	NASDAQ-100® Index
20%	Pacer Trendpilot® International ETF	Pacer Trendpilot® International Index	S&P Developed Ex-US Large Cap Index
20%	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot® US Bond Index	S&P U.S. High Yield Corporate Bond Index

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

TRND had the following transactions during the current fiscal period with affiliates:

	Share Activity
Security Name	Balance May 1, 2021	Purchases	Sales	Balance April 30, 2022
PTBD	319,645	244,569	(19,793)	544,421
PTIN	314,720	223,918	(26,017)	512,621
PTLC	249,757	144,612	(62,862)	331,507
PTMC	250,800	158,112	(27,591)	381,321
PTNQ	166,100	107,891	(21,641)	252,350

Security Name	Value	Dividend Income	Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates
PTBD	$12,603,346	$350,113	$927	$(2,284,264)
PTIN	12,477,195	319,767	96,121	(2,190,583)
PTLC	12,431,513	106,725	193,411	(22,922)
PTMC	13,151,761	16,627	62,183	(510,853)
PTNQ	13,167,623	—	209,110	(815,687)
Total	63,831,438	793,232	561,751	(5,824,309)

NOTE 11 – TAX COST BASIS

The components of tax basis cost of investments and net unrealized appreciation for federal income tax purposes at April 30, 2022 were as follows:

	PTLC	PTMC	PTNQ	PTEU	PTIN
Tax cost of investments	$1,197,906,243	$442,093,299	$791,186,353	$45,608,228	$70,917,239
Gross tax unrealized appreciation	5,539	13,055	—	487	3,607
Gross tax unrealized depreciation	(25,254)	—	(23,929)	(32,259)	(11,169)
Net tax unrealized appreciation (depreciation)	(19,715)	13,055	(23,929)	(31,772)	(7,562)
Undistributed ordinary income	3,251,380	—	—	—	—
Undistributed long-term gain	—	—	—	—	—
Total distributable earnings	3,251,380	—	—	—	—
Other accumulated (loss)	(342,998,560)	(85,269,851)	(47,111,020)	(50,920,936)	(24,526,653)
Total accumulated gain (loss)	$(339,766,895)	$(85,256,796)	$(47,134,949)	$(50,952,708)	$(24,534,215)

	PTBD	TRND	GCOW	COWZ	CALF
Tax cost of investments	$1,076,596,498	$64,008,470	$403,475,319	$5,074,827,097	$1,159,066,283
Gross tax unrealized appreciation	356,394	3,910,631	21,233,507	273,920,091	43,606,791
Gross tax unrealized depreciation	(55,681,823)	(3,943,524)	(21,557,612)	(300,203,562)	(118,134,251)
Net tax unrealized appreciation (depreciation)	(55,325,429)	(32,893)	(324,105)	(26,283,471)	(74,527,460)
Undistributed ordinary income	4,682,286	97,780	1,589,181	3,502,339	—
Undistributed long-term gain	—	—	—	—	—
Total distributable earnings	4,682,286	97,780	1,589,181	3,502,339	—
Other accumulated (loss)	(139,989,721)	(588,904)	(31,946,150)	(41,066,959)	(36,149,313)
Total accumulated gain (loss)	$(190,632,864)	$(524,017)	$(30,681,074)	$(63,848,091)	$(110,676,773)

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

	ICOW	BUL	ECOW	HERD	PWS
Tax cost of investments	$127,322,025	$12,856,386	$13,230,603	$8,920,463	$39,548,109
Gross tax unrealized appreciation	6,820,671	263,290	937,564	101,196	478,594
Gross tax unrealized depreciation	(11,618,948)	(1,920,184)	(2,750,912)	(659,987)	(1,197,353)
Net tax unrealized appreciation (depreciation)	(4,798,277)	(1,656,894)	(1,813,348)	(558,791)	(718,759)
Undistributed ordinary income	438,015	—	108,252	5,656	—
Undistributed long-term gain	—	—	—	—	—
Total distributable earnings	438,015	—	108,252	5,656	—
Other accumulated (loss)	(5,484,138)	(495,368)	(230,984)	—	(22,885,148)
Total accumulated gain (loss)	$(9,844,400)	$(2,152,262)	$(1,936,080)	$(553,135)	$(23,603,907)

	INDS	SRVR	SZNE	AFTY	VIRS
Tax cost of investments	$434,507,707	$1,467,025,582	$93,488,926	$6,051,599	$8,353,255
Gross tax unrealized appreciation	42,368,815	101,947,062	37	999,411	235,261
Gross tax unrealized depreciation	(27,138,384)	(157,214,228)	(6,455)	(869,432)	(1,105,992)
Net tax unrealized appreciation (depreciation)	15,230,431	(55,267,166)	(6,418)	129,979	(870,731)
Undistributed ordinary income	1,270,595	—	4,837	—	367
Undistributed long-term gain	—	1,717,631	—	—	—
Total distributable earnings	1,270,595	1,717,631	4,837	—	367
Other accumulated (loss)	(839,404)	—	(19,963,415)	(1,465,998)	—
Total accumulated gain (loss)	$15,661,622	$(53,549,535)	$(19,964,996)	$(1,336,019)	$(870,364)

	ALTL	PAMC	PALC	PEXL	TRPL
Tax cost of investments	$604,282,674	$49,294,229	$327,993,307	$5,097,189	$1,954,188
Gross tax unrealized appreciation	3,771,557	1,849,535	9,365,536	163,909	87,185
Gross tax unrealized depreciation	(24,924,668)	(4,680,349)	(33,345,216)	(539,556)	(278,270)
Net tax unrealized appreciation (depreciation)	(21,153,111)	(2,830,814)	(23,979,680)	(375,647)	(191,085)
Undistributed ordinary income	203,751	—	154,942	—	—
Undistributed long-term gain	—	—	—	—	—
Total distributable earnings	203,751	—	154,942	—	—
Other accumulated (loss)	(40,787,957)	(6,423,850)	(13,582,133)	(159,294)	(6,462)
Total accumulated gain (loss)	$(61,737,317)	$(9,254,664)	$(37,406,871)	$(534,941)	$(197,547)

	QDPL	FLRT
Tax cost of investments	$57,785,975	$91,916,140
Gross tax unrealized appreciation	1,999,531	37,527
Gross tax unrealized depreciation	(6,343,695)	(1,650,539)
Net tax unrealized appreciation (depreciation)	(4,344,164)	(1,613,012)
Undistributed ordinary income	—	118,897
Undistributed long-term gain	—	—
Total distributable earnings	—	118,897
Other accumulated (loss)	(208,943)	(690,710)
Total accumulated gain (loss)	$(4,553,107)	$(2,184,825)

The difference between book and tax-basis cost is attributable to the realization for tax purposes of unrealized gains on investments in Real Estate Investment Trusts, partnerships, passive foreign investment companies and wash sales. Under tax law, certain capital and foreign currency losses realized after April 30, 2022 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

At April 30, 2022, the Funds had the following capital loss carryforwards:

	Short-Term	Long-Term	Expires
PTLC	$(230,987,298)	$(112,011,262)	Indefinite
PTMC	(84,756,736)	—	Indefinite
PTNQ	(30,168,104)	(16,475,195)	Indefinite
PTEU	(40,092,832)	(10,693,471)	Indefinite
PTIN	(19,596,784)	(4,325,607)	Indefinite
PTBD	(139,778,600)	(211,121)	Indefinite
TRND	(401,047)	(187,857)	Indefinite
GCOW	(12,199,255)	(19,706,117)	Indefinite
COWZ	(20,846,980)	(20,219,979)	Indefinite
CALF	(33,052,854)	(3,096,459)	Indefinite
ICOW	(3,387,695)	(2,045,871)	Indefinite
BUL	(460,683)	(34,685)	Indefinite
ECOW	(230,544)	—	Indefinite
HERD	—	—	Indefinite
PWS	(22,884,333)	—	Indefinite
INDS	(839,404)	—	Indefinite
SRVR	—	—	Indefinite
SZNE	(19,963,415)	—	Indefinite
AFTY	(1,253,834)	(198,061)	Indefinite
VIRS	—	—	Indefinite
ALTL	(40,787,957)	—	Indefinite
PAMC	(6,423,850)	—	Indefinite
PALC	(13,582,133)	—	Indefinite
PEXL	(125,091)	(34,203)	Indefinite
TRPL	(4,363)	(2,099)	Indefinite
QRPL	(77,507)	(131,436)	Indefinite
FLRT	(315,620)	(402,062)	Indefinite

At April 30, 2022, PTMC, PTNQ, PTEU, PWS, PTIN & AFTY deferred on a tax basis, post-December ordinary late-year losses of $513,115, $467,721, $111,659, $815, $555,739 and $14,103, respectively. None of the Funds deferred on a tax basis post-October capital losses.

NOTE 12 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the fiscal year/period ended April 30, 2022 was as follows:

	Ordinary Income	Capital Gains	Long Term Capital Gain	Return of Capital
PTLC	$15,230,924	$—	$—	$—
PTMC	541,282	—	—	—
PTNQ	—	—	—	—
PTEU	787,274	—	—	—
PTIN	3,379,159	—	—	—
PTBD	34,403,646	—	—	—
TRND	640,806	—	—	—
GCOW	6,929,204	—	—	—
COWZ	22,592,335	—	—	—
CALF	9,347,348	—	—	5,679,191
ICOW	1,413,637	—	—	—
BUL	8,394	—	—	5,331

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

	Ordinary Income	Capital Gains	Long Term Capital Gain	Return of Capital
ECOW	$420,442	$—	$—	$—
HERD	92,538	—	—	—
PWS	417,075	—	—	—
INDS	3,888,598	—	—	—
SRVR	11,646,957	—	2,032,103	—
SZNE	734,947	—	—	—
AFTY	153,101	—	—	2,676
VIRS	42,336	—	—	—
ALTL	2,774,225	—	—	—
PAMC	220,791	—	—	18,230
PALC	1,367,759	—	—	—
PEXL	7,727	—	—	804
TRPL	7,393	—	—	53,832
QDPL	96,485	—	—	1,275,430
FLRT (a)	1,211,347	—	—	—

(a)	For the period ended July 1, 2021 to April 30, 2022.

The tax character of distributions paid by the Funds during the fiscal year/period ended April 30, 2021 was as follows:

	Ordinary Income	Return of Capital
PTLC	$20,840,884	$—
PTMC	2,277,219	—
PTNQ	1,304,636
PTEU	—	—
PTIN	994,630	—
PTBD	11,952,976	—
TRND	245,087	—
GCOW	5,702,135	—
COWZ	5,246,948	—
CALF	268,296	74,624
ICOW	374,692	—
BUL	11,770	—
ECOW	51,325	—
HERD	39,016	—
PWS	310,992	—
INDS	2,023,062	327,809
SRVR	9,533,565	4,446,515
SZNE	557,732	—
AFTY	152,212	2,717
VIRS	29,096	352
ALTL	689,136	—
PAMC	42,541	15,796
PALC	164,989	—
PEXL	7,574	—

NOTE 13 – NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

(“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

NOTE 14 – RISKS

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which each Funds invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of each Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

NOTE 15 – SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than below.

On June 22, 2022, the following Funds declared distributions from ordinary income to shareholders of record as of June 24, 2022, Payable June 29, 2022, as follows:

	Ordinary Income	Per Share Amount
PTBD	$5,361,273	$0.18423618
GCOW	4,987,678	0.28419816
COWZ	28,902,055	0.21251511
CALF	2,842,173	0.11530112
ICOW	1,307,074	0.29706218
BUL	16,875	0.05625123
ECOW	202,503	0.40500590
PWS	102,828	0.10282767
INDS	624,671	0.08988072
SRVR	7,167,063	0.21394217
SZNE	147,326	0.06547819
VIRS	19,915	0.09957700
ALTL	2,130,342	0.12680606
PAMC	123,100	0.10704305
PALC	808,840	0.12941438
PEXL	8,890	0.05926413

On June 23, 2022, the following Fund declared a distribution from ordinary income to shareholders of record as of June 27, 2022, Payable June 30, 2022, as follows:

	Ordinary Income	Per Share Amount
HERD	$45,425	$0.18170064

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2022 (Continued)

On June 28, 2022, the following Funds declared distributions from ordinary income to shareholders of record as of June 30, 2022, Payable July 1, 2022, as follows:

	Ordinary Income	Per Share Amount
TRPL	$22,870	$0.45740000
QDPL	1,012,830	0.51940000

On May 25, 2022, the following Fund declared a distribution from ordinary income to shareholders of record as of May 27, 2022, Payable May 31, 2022, as follows:

	Ordinary Income	Per Share Amount
FLRT	$246,465	$0.16322200

On June 22, 2022, the following Fund declared a distribution from ordinary income to shareholders of record as of June 24, 2022, Payable June 27, 2022, as follows:

	Ordinary Income	Per Share Amount
FLRT	$256, 515	$0.17938130

On May 4, 2022, the Adviser launched Pacer Bluestar Engineering the Future ETF.

On June 8 2022, the Adviser launched two new funds in the Pacer Funds Trust: Pacer Data and Digital Revolution ETF and Pacer Industrials and Logistics ETF.

Pacer Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pacer Funds Trust and the Shareholders of
Pacer Trendpilot® US Large Cap ETF, Pacer Trendpilot® US Mid Cap ETF, Pacer Trendpilot® 100 ETF, Pacer Trendpilot® European Index ETF, Pacer Trendpilot® International ETF, Pacer Trendpilot® US Bond ETF, Pacer Trendpilot® Fund of Funds ETF, Pacer Global Cash Cows Dividend ETF, Pacer US Cash Cows 100 ETF, Pacer US Small Cap Cash Cows 100 ETF, Pacer Developed Markets International Cash Cows 100 ETF, Pacer US Cash Cows Growth ETF, Pacer Emerging Markets Cash Cows 100 ETF, Pacer Cash Cows Fund of Funds ETF, Pacer Wealthshield ETF, Pacer Benchmark Industrial Real Estate SCTRSM ETF, Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF, Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF, Pacer CSOP FTSE China A50 ETF, Pacer BioThreat Strategy ETF, Pacer Lunt Large Cap Alternator ETF, Pacer Lunt Midcap Multi-Factor Alternator ETF, Pacer Lunt Large Cap Multi-Factor Alternator ETF, Pacer US Export Leaders ETF, Pacer Pacific Asset Floating Rate High Income ETF, Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF and Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Pacer Trendpilot® US Large Cap ETF, Pacer Trendpilot® US Mid Cap ETF, Pacer Trendpilot® 100 ETF, Pacer Trendpilot® European Index ETF, Pacer Trendpilot® International ETF, Pacer Trendpilot® US Bond ETF, Pacer Trendpilot® Fund of Funds ETF, Pacer Global Cash Cows Dividend ETF, Pacer US Cash Cows 100 ETF, Pacer US Small Cap Cash Cows 100 ETF, Pacer Developed Markets International Cash Cows 100 ETF, Pacer US Cash Cows Growth ETF, Pacer Emerging Markets Cash Cows 100 ETF, Pacer Cash Cows Fund of Funds ETF, Pacer Wealthshield ETF, Pacer Benchmark Industrial Real Estate SCTRSM ETF, Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF, Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF, Pacer CSOP FTSE China A50 ETF, Pacer BioThreat Strategy ETF, Pacer Lunt Large Cap Alternator ETF, Pacer Lunt Midcap Multi-Factor Alternator ETF, Pacer Lunt Large Cap Multi-Factor Alternator ETF, Pacer US Export Leaders ETF, Pacer Pacific Asset Floating Rate High Income ETF, Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF and Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF (collectively the “Funds”), each a series of the Pacer Funds Trust (the “Trust”) including the schedules of investments, and schedules of open futures contracts, as of April 30, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for the periods indicated below (collectively referred to as the “financial statements”).

The financial highlights for the years ended September 30, 2019 and 2018 for the Pacer CSOP FTSE China A50 ETF, was audited by other auditors whose opinion dated November 19, 2019 expressed an unqualified opinion on those financial statements. The statements of changes and financial highlights for the two years in the year ended June 30, 2021 for the Pacer Pacific Asset Floating Rate High Income ETF were audited by other auditors whose opinion dated August 16, 2021 expressed an unqualified opinion on those financial statements. The financial highlights for the three years in the period ended June 30, 2019 for the Pacer Pacific Asset Floating Rate High Income ETF (formerly known as AdvisorShares Pacific Asset Enhanced Floating Rate ETF) were audited by other auditors whose opinion dated August 26, 2019 expressed an unqualified opinion on those financial statements.

In our opinion, the financial statements present fairly, in all material respects, the financial positions of the Funds as of April 30, 2022, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacer Trendpilot® US Large Cap ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020, 2019 and 2018
Pacer Trendpilot® US Mid Cap ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020, 2019 and 2018
Pacer Trendpilot® 100 ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020, 2019 and 2018
Pacer Trendpilot® European Index ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020, 2019 and 2018
Pacer Trendpilot® International ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022 and 2021 and period from May 2, 2019 (commencement of operations) through April 30, 2020

Pacer Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacer Trendpilot® US Bond ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022 and 2021 and period from October 22, 2019 (commencement of operations) through April 30, 2020
Pacer Trendpilot® Fund of Funds ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022 and 2021 and period from May 3, 2019 (commencement of operations) through April 30, 2020
Pacer Global Cash Cows Dividend ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020, 2019 and 2018
Pacer US Cash Cows 100 ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020, 2019 and 2018
Pacer US Small Cap Cash Cows 100 ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020, 2019 and the period June 16, 2017 (commencement of operations) through April 30, 2018
Pacer Developed Markets International Cash Cows 100 ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020, 2019 and the period June 16, 2017 (commencement of operations) through April 30, 2018
Pacer US Cash Cows Growth ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022 and 2021 and period from May 2, 2019 (commencement of operations) through April 30, 2020
Pacer Emerging Markets Cash Cows 100 ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022 and 2021 and period from May 2, 2019 (commencement of operations) through April 30, 2020
Pacer Cash Cows Fund of Funds ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022 and 2021 and period from May 3, 2019 (commencement of operations) through April 30, 2020
Pacer WealthShield ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020, 2019 and the period December 11, 2017 (commencement of operations) through April 30, 2018
Pacer Benchmark Industrial Real Estate SCTRSM ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020 and the period May 14, 2018 (commencement of operations) through April 30, 2019
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020 and the period May 15, 2018 (commencement of operations) through April 30, 2019

Pacer Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020 and the period July 23, 2018 (commencement of operations) through April 30, 2019
Pacer CSOP FTSE China A50 ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021 and period from October 1, 2019 through April 30, 2020
Pacer BioThreat Strategy ETF	For the year ended April 30, 2022	For the year ended April 30, 2022 and for the period June 24, 2020 (commencement of operations) through April 30, 2021	For the year ended April 30, 2022 and for the period June 24, 2020 (commencement of operations) through April 30, 2021
Pacer Lunt Large Cap Alternator ETF	For the year ended April 30, 2022	For the year ended April 30, 2022 and for the period June 24, 2020 (commencement of operations) through April 30, 2021	For the year ended April 30, 2022 and for the period June 24, 2020 (commencement of operations) through April 30, 2021
Pacer Lunt MidCap Multi-Factor Alternator ETF	For the year ended April 30, 2022	For the year ended April 30, 2022 and for the period June 24, 2020 (commencement of operations) through April 30, 2021	For the year ended April 30, 2022 and for the period June 24, 2020 (commencement of operations) through April 30, 2021
Pacer Lunt Large Cap Multi-Factor Alternator ETF	For the year ended April 30, 2022	For the year ended April 30, 2022 and for the period June 24, 2020 (commencement of operations) through April 30, 2021	For the year ended April 30, 2022 and for the period June 24, 2020 (commencement of operations) through April 30, 2021
Pacer US Export Leaders ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020 and the period July 23, 2018 (commencement of operations) through April 30, 2019
Pacer Pacific Asset Floating Rate High Income ETF	For the period July 1, 2021 through April 30, 2022	For the period July 1, 2021 through April 30, 2022	For the period July 1, 2021 through April 30, 2022
Pacer Metaurus US Large Cap Dividend Multiplier 300 ETF	For the period July 12, 2021 (commencement of operations) through April 30, 2022	For the period July 12, 2021 (commencement of operations) through April 30, 2022	For the period July 12, 2021 (commencement of operations) through April 30, 2022
Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF	For the period July 12, 2021 (commencement of operations) through April 30, 2022	For the period July 12, 2021 (commencement of operations) through April 30, 2022	For the period July 12, 2021 (commencement of operations) through April 30, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Pacer Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of April 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for the Pacer Funds Trust since 2015

Abington, Pennsylvania
June 29, 2022

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each other Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Funds’ website at www.PacerETFs.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction/Short Term Capital Gains

For the fiscal year/period ended April 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23%, as provided for by the Tax Cuts and Jobs Act of 2017. The following are the percentage of dividends declared from ordinary income designated as qualified dividend income (“QDI”), for corporate shareholders, the percent qualifying for the corporate dividends received deduction (“DRD”), and the percentage of taxable ordinary income distributions that are designated as short-term capital gain (“STCG”) distributions under Internal Revenue Section 871(k)(2)(C) for each fund.

	QDI	DRD	STCG
PTLC	100.00%	100.00%	0.00%
PTMC	100.00%	100.00%	0.00%
PTNQ	0.00%	0.00%	0.00%
PTEU	100.00%	3.37%	0.00%
PTIN	100.00%	3.10%	0.00%
PTBD	0.00%	0.00%	0.00%
TRND	62.88%	49.19%	0.00%
GCOW	100.00%	29.52%	0.00%
COWZ	100.00%	100.00%	0.00%
CALF	100.00%	100.00%	0.00%
ICOW	100.00%	0.61%	0.00%
BUL	100.00%	100.00%	0.00%
ECOW	75.64%	0.15%	0.00%
HERD	94.46%	43.76%	6.41%
PWS	100.00%	100.00%	0.00%
INDS	7.74%	0.09%	0.00%
SRVR	31.11%	11.35%	0.00%
SZNE	100.00%	100.00%	0.00%
AFTY	100.00%	0.00%	0.00%
VIRS	100.00%	100.00%	0.00%
ALTL	50.79%	50.70%	0.00%
PAMC	100.00%	100.00%	0.00%
PALC	100.00%	100.00%	0.00%
PEXL	100.00%	100.00%	0.00%
TRPL	100.00%	100.00%	0.00%
QDPL	100.00%	100.00%	0.00%
FLRT	0.00%	0.00%	0.00%

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

Foreign Tax Credit Pass Through

Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the year/period ended April 30, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough
PTLC	$—	$—	$—	$—
PTMC	—	—	—	—
PTNQ	—	—	—	—
PTEU	—	—	—	—
PTIN	—	—	—	—
PTBD	—	—	—	—
TRND	—	—	—	—
GCOW	6,456,856	382,698	0.60	0.04
COWZ	—	—	—	—
CALF	—	—	—	—
ICOW	2,268,164	192,676	0.60	0.05
BUL	—	—	—	—
ECOW	613,240	58,453	1.23	0.12
HERD	60,077	4,162	0.24	0.02
PWS	—	—	—	—
INDS	—	—	—	—
SRVR	—	—	—	—
SZNE	—	—	—	—
AFTY	218,493	21,946	0.61	0.06
VIRS	—	—	—	—
ALTL	—	—	—	—
PAMC	—	—	—	—
PALC	—	—	—	—
PEXL	—	—	—	—
TRPL	—	—	—	—
QDPL	—	—	—	—
FLRT	—	—	—	—

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

NOTE 3 – DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain Part F of Form N-PORT on the SEC’s website at www.sec.gov. Each Fund’s portfolio holdings are posted on their website at www.paceretfs.com daily.

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NOTE 4 – PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (800) 617-0004, by accessing the SEC’s website at http://www.sec.gov, or by accessing the Funds’ website at www.paceretfs.com. Information on how the Fund voted proxies relating to portfolio securities during the year ended June 30 is available without charge, upon request, by calling (800) 617-0004 or by accessing the website of the SEC.

NOTE 5 – BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS

The Board of Trustees (the “Board”) of Pacer Funds Trust (the “Trust”), including the Trustees thereof who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”), held a meeting on March 21, 2022 (the “Meeting”) for the purpose of, among other things, the consideration of, and voting on, the proposed renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Pacer Advisors, Inc. (the “Advisor”), relating to Pacer Trendpilot US Large Cap ETF, Pacer Trendpilot US Mid Cap ETF, Pacer Trendpilot 100 ETF, Pacer Trendpilot European Index ETF, Pacer Global Cash Cows Dividend ETF, Pacer US Cash Cows 100 ETF, Pacer US Small Cap Cash Cows, Pacer Developed Markets International Cash Cows 100 ETF, Pacer WealthShield ETF, Pacer Benchmark Industrial Real Estate SCTR ETF, Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF, Pacer US Export Leaders ETF, Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF, Pacer US Cash Cows Growth ETF, Pacer Trendpilot International ETF, Pacer Emerging Markets Cash Cows 100 ETF, Pacer Cash Cows Fund of Funds ETF, Pacer Trendpilot Fund of Funds ETF, and the Pacer Trendpilot US Bond ETF. Each of the aforenamed funds is referred to as a “Fund” and, together, as the “Funds.”

The Board, including a majority of the Trust’s Independent Trustees voting separately, approved the renewal of the Investment Advisory Agreement at the Meeting, respectively, based on its review of qualitative and quantitative information provided by the Advisor as well as the Trust’s other service providers. Prior to deciding to approve the renewal of the Investment Advisory Agreement at the Meeting, respectively, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement. The Independent Trustees received assistance and advice from, and met separately with, independent counsel. In addition, the Independent Trustees received a memorandum from independent counsel regarding the responsibilities of the Board with respect to the renewal of the Investment Advisory Agreement.

Prior to approval, the Board obtained and reviewed a variety of information, including certain information regarding each Fund’s expenses relative to the expenses of other comparable funds. At the Meeting, respectively, the Board, including the Independent Trustees, evaluated a number of factors and various materials in connection with the approval process, including: (1) a copy of the Investment Advisory Agreement; (2) the Advisor’s responses to questionnaires designed to provide the Board with information reasonably necessary to evaluate the terms of the Investment Advisory Agreement; (3) the Advisor’s Form ADV disclosures; (4) information describing the nature, quality and extent of services that the Advisor is prepared to provide to each Fund under consideration; (5) the advisory fee payable by each such Fund to the Advisor for its services; (6) certain comparative information regarding each such Fund’s expenses and performance relative to the expenses and performance of other comparable funds; (7) a copy of the Trust’s registration statement; and (8) information regarding the ownership and management structure, financial condition, and compliance program of the Advisor. Representatives from the Advisor presented additional information and participated in question-and-answer sessions at the Meeting to help the Board evaluate the Advisor’s services and fees, as well as other aspects of the Investment Advisory Agreement.

In considering the renewal of the Investment Advisory Agreement at the Meeting, respectively, the Board considered various factors that the Trustees determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor, including the performance of the Advisor with respect to each relevant Fund; (ii) the costs and benefits, including the fee to be paid to the Advisor by each Fund, of the advisory services to be provided to the Funds; and (iii) potential economies of scale.

●

Nature, Extent and Quality of Services to be Provided by the Advisor. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement. In this regard, the Trustees reviewed each Fund’s investment goal and investment strategy, and the Advisor’s ability to implement such investment goal and/or investment strategy, including, but not limited to, trading practices. In addition, the Trustees reviewed the management team at the Advisor that would be responsible for managing each Fund, including staffing, skills and compensation program, and considered various other Funds advised by the Advisor and any potential conflicts.

Based on its review, the Board determined that the Advisor is capable of providing all necessary advisory services required by each Fund, as indicated by the Advisor’s management capabilities, the professional qualifications and experience of its portfolio management personnel and the performance of the Funds relative to comparable funds managed by other investment advisers (each a “Peer Group”). The Board

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also considered other services provided to the Funds by the Advisor, where relevant, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities regulations.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that it was satisfied with the nature, extent and quality of the services provided and to be provided to the Funds by the Advisor.

●

Costs and Benefits of Advisory Services to be Provided to the Funds. In considering the advisory fees payable by the Trust to the Advisor and each Fund’s expense ratio, the Board reviewed data compiled by the Advisor comparing the expense ratios of each Fund with the expense ratios of each Fund’s Peer Group. The Board compared each Fund’s expense ratio to the expense ratios of funds in its Peer Group, focusing on whether each Fund was charged fees that were within the range of fees charged by those in the Peer Group. It also noted that the Advisor had contractually agreed to pay the operating expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses in connection with the execution of portfolio transactions, and extraordinary and non-routine expenses. It was noted that this contractual agreement cannot be changed without shareholder approval. The Board also evaluated the compensation and incidental or “fall-out” benefits received (or proposed or likely to be received) by the Advisor from its relationship with the Funds, taking into account assessments of the Advisor’s profitability prepared and shared by the Advisor’s management.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that each Fund’s advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Advisor.

●

Economies of Scale. The Board also reviewed and considered the extent to which economies of scale would be realized by the Advisor as the assets of the Funds may grow in the future. In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangement with the Advisor involved a contractual commitment by the Advisor to pay the operating expenses of each Fund. For each Fund the Trustees considered that, while the investment advisory fee would remain the same at all asset levels, the Funds’ shareholders benefited from the Advisor’s commitment to pay each Fund’s operating expenses out of its investment advisory fee. The Trustees noted that the advisory fee structure of the Funds would not directly result in economies of scale for shareholders.

Based on its deliberations and its evaluation of the information described above, at the Meeting, respectively, the Board, including the Independent Trustees: (a) concluded that the terms of the Investment Advisory Agreement with respect to each Fund are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the nature and quality of the services expected to be rendered by the Advisor to each Fund; and (c) agreed to approve the renewal of the Investment Advisory Agreement as to each Fund for an additional annual period. In its deliberations at the Meeting, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTE 6 – TRUSTEES AND OFFICERS

The business of the Funds is managed under the direction of the Board of Trustees. The Board of Trustees formulates the general policies of the Funds and meets periodically to review the Funds’ performance, monitor investment activities and practices, and discuss other matters affecting the Funds. The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. There are currently four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustee”). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The address of each Trustee and officer of the Trust, unless otherwise indicated below, is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, PA 19335. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (800) 617-0004.

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ADDITIONAL INFORMATION
(Unaudited) (Continued)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past Five Years
Interested Trustee
Joe M. Thomson Born: 1944	Trustee, Chairman, President, and Principal Executive Officer	Indefinite Term; since 2014	Founder/President at Pacer Advisors, Inc. (since 2005)	50	Director, First Cornerstone Bank (2000–2016)
Independent Trustees
Deborah G. Wolk Born: 1950	Lead Independent Trustee	Indefinite Term; since 2015	Self-employed providing accounting services and computer modeling (since 1997)	50	0
Jane K. Sagendorph Born: 1951	Trustee	Indefinite Term; since 2021	Accountant, BluFish Designs (since 2011)	50	0
Colin C. Lake Born: 1971	Trustee	Indefinite Term; since 2021	Founder/President, Developing the Next Leaders, Inc. (consulting) (since 2016)	50	0

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust, unless otherwise indicated below, is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Principal Officers of the Trust
Joe M. Thomson Born: 1944	Trustee, Chairman, President, and Principal Executive Officer	Indefinite Term; since 2014	Founder/President, Pacer Advisors, Inc. (since 2005); President and Chief Compliance Officer, Pacer Financial, Inc. (since 2004)
Sean E. O’Hara Born: 1962	Treasurer and Principal Financial Officer	Indefinite Term; since 2014	Director, Index Design Group (since 2015); Director, Pacer Financial, Inc. (since 2007); Director, Pacer Advisors, Inc. (since 2007)
Bruce Kavanaugh Born: 1964	Secretary and Portfolio Manager	Indefinite Term; since 2016	Vice President, Pacer Advisors, Inc. (since 2005); Vice President, Pacer Financial, Inc. (since 2004)
Justin Dausch Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Born: 1989	Chief Compliance Officer and AML Officer	Indefinite Term; since 2021	Director, Vigilant, since 2017; Compliance Associate, HSBC (investment banking company), 2015-2017

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(Unaudited) (Continued)

Mr. Thomson is an “Interested Person” by reason of his relationship with the Adviser.

Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and services for a period of one year, or until his or her successor is duly elected and qualified.

The Statement of Additional Information includes additional information, including compensation, about the Funds’ Trustees.

Advisor Pacer Advisors, Inc. 500 Chesterfield Parkway Malvern, PA 19355

Index Provider

Index Design Group, LLC
500 Chesterfield Parkway
Malvern, PA 19355

Kelly Benchmark Indexes
1115 Broadway, 12th Floor
New York, NY 10010

CFRA
One New York Plaza, 34th Floor
New York, NY 10004

LifeSci Index Partners, LLC
250 W 55th St, Suite 16b
New York, NY 10019

Lunt Capital Management, Inc.
215 S State St, Suite 100
Salt Lake City, UT 84111

FTSE International Limited
12th Floor, 10 Upper Bank Street
Canary Wharf, London E14 5NP

S&P Dow Jones Indices LLC
55 Water Street
New York, NY 10041

Custodian U.S. Bank National Association Custody Operations 1555 North Rivercenter Drive Milwaukee, WI 53212

Sub Adviser

Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, GA 30009

CSOP Asset Management Limited
2802, Two Exchange Square, 8 Connaught Place Central, Hong Kong

Metaurus Advisors LLC
22 Hudson Place, Third Floor
Hoboken, New Jersey 07030

Pacific Asset Management LLC
840 Newport Center Drive, 7th Floor
Newport Beach, CA 92660

Distributor Pacer Financial, Inc. 500 Chesterfield Parkway Malvern, PA 19355
Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Independent Registered Public Accounting Firm Sanville & Company 1514 Old York Rd. Abington, PA 19001
Legal Counsel Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, Kansas 66211

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(1)	A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Deborah Wolk is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2022	FYE 04/30/2021
( a ) Audit Fees	$218,300	$202,500
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$27,000	$25,000
( d ) All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Sanville & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2022	FYE 04/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 04/30/2022	FYE 04/30/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

( i ) Not applicable

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Jane Sagendorph, Colin Lake and Deborah Wolk.

(b) Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(2)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pacer Funds Trust

By (Signature and Title)*	/s/ Joe M. Thomson
Joe M. Thomson, President/Principal Executive Officer

Date	6/30/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joe M. Thomson
Joe M. Thomson, President/Principal Executive Officer

Date	6/30/2022

By (Signature and Title)*	/s/ Sean E. O’Hara
Sean E. O’Hara, Treasurer/Principal Financial Officer

Date	6/30/2022

*	Print the name and title of each signing officer under his or her signature.